                     PORTFOLIO ARCHITECT ANNUITY PROSPECTUS:
                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes PORTFOLIO ARCHITECT ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options as of April 30, 2007 are:




AMERICAN FUNDS INSURANCE SERIES -- CLASS 2         Harris Oakmark International
  American Funds Global Growth Fund                   Portfolio -- Class A
  American Funds Growth Fund                       Janus Forty Portfolio -- Class A
  American Funds Growth-Income Fund                Legg Mason Partners Managed Assets
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL           Portfolio -- Class A
  SHARES                                           Lord Abbett Bond Debenture
  Dreyfus Variable Investment Fund                    Portfolio -- Class A
     Appreciation Portfolio                        Lord Abbett Growth and Income
  Dreyfus Variable Investment Fund Developing         Portfolio -- Class B
     Leaders Portfolio                             Lord Abbett Mid-Cap Value
FIDELITY(R) VARIABLE INSURANCE                        Portfolio -- Class B
  PRODUCTS -- SERVICE CLASS 2                      Met/AIM Capital Appreciation
  VIP Contrafund(R) Portfolio                         Portfolio -- Class A
  VIP Mid Cap Portfolio                            MFS(R) Value Portfolio -- Class A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Neuberger Berman Real Estate
  TRUST -- CLASS 2                                    Portfolio -- Class A
  Templeton Developing Markets Securities          PIMCO Inflation Protected Bond
     Fund                                             Portfolio -- Class A
  Templeton Foreign Securities Fund                Pioneer Fund Portfolio -- Class A
JANUS ASPEN SERIES -- SERVICE SHARES               Pioneer Strategic Income Portfolio -- Class
  Global Technology Portfolio                         A
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          Third Avenue Small Cap Value
  Legg Mason Partners Variable Aggressive             Portfolio -- Class B
     Growth Portfolio -- Class I                 METROPOLITAN SERIES FUND, INC.
  Legg Mason Partners Variable Appreciation        BlackRock Aggressive Growth
     Portfolio -- Class I                             Portfolio -- Class D
  Legg Mason Partners Variable Equity Index        BlackRock Bond Income Portfolio -- Class A
     Portfolio -- Class II                         BlackRock Money Market Portfolio -- Class A
  Legg Mason Partners Variable Fundamental         FI Large Cap Portfolio -- Class A
     Value Portfolio -- Class I                    FI Value Leaders Portfolio -- Class D
  Legg Mason Partners Variable Investors           MFS(R) Total Return Portfolio -- Class F
     Portfolio -- Class I                          Oppenheimer Global Equity
  Legg Mason Partners Variable Large Cap              Portfolio -- Class B
     Growth Portfolio -- Class I                   Western Asset Management U.S. Government
  Legg Mason Partners Variable Small Cap              Portfolio -- Class A
     Growth Portfolio -- Class I                 PIMCO VARIABLE INSURANCE
  Legg Mason Partners Variable Social              TRUST -- ADMINISTRATIVE CLASS
     Awareness Portfolio                           Total Return Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST        VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
  Legg Mason Partners Variable Adjustable          Comstock Portfolio
     Rate Income Portfolio
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A
  BlackRock High Yield Portfolio -- Class A
  BlackRock Large-Cap Core Portfolio -- Class
     E




-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

THE CONTRACT IS NO LONGER OFFERED TO NEW PURCHASERS.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 800-874-1225 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      7
Condensed Financial Information.........     11
The Annuity Contract....................     11
  Contract Owner Inquiries..............     12
  Purchase Payments.....................     13
  Accumulation Units....................     13
  The Variable Funding Options..........     13
Fixed Account...........................     19
Charges and Deductions..................     19
  General...............................     19
  Withdrawal Charge.....................     20
  Free Withdrawal Allowance.............     20
  Administrative Charges................     20
  Mortality and Expense Risk Charge.....     21
  Variable Liquidity Benefit Charge.....     21
  Enhanced Stepped-Up Provision Charge..     21
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     21
  Variable Funding Option Expenses......     21
  Premium Tax...........................     22
  Changes in Taxes Based upon Premium or
     Value..............................     22
Transfers...............................     22
  Market Timing/Excessive Trading.......     22
  Dollar Cost Averaging.................     24
Access to Your Money....................     25
  Systematic Withdrawals................     25
  Loans.................................
Ownership Provisions....................     26
  Types of Ownership....................     26
  Contract Owner........................     26
  Beneficiary...........................     26
  Annuitant.............................     26
Death Benefit...........................     27
  Death Proceeds before the Maturity
     Date...............................     27
  Enhanced Stepped-Up Provision.........     28
  Payment of Proceeds...................     29
  Spousal Contract Continuance..........     30
  Beneficiary Contract Continuance......     31
  Planned Death Benefit.................     31
  Death Proceeds after the Maturity
     Date...............................     32
Living Benefits.........................     32
  Guaranteed Minimum Withdrawal
     Benefit............................     32
The Annuity Period......................     37
  Maturity Date.........................     37
  Allocation of Annuity.................     37
  Variable Annuity......................     38
  Fixed Annuity.........................     38
Payment Options.........................     38
  Election of Options...................     38
  Annuity Options.......................     39
  Income Options........................
  Variable Liquidity Benefit............     39
Miscellaneous Contract Provisions.......     39
  Right to Return.......................     39
  Termination...........................     40
  Required Reports......................     40
  Suspension of Payments................     40
The Separate Accounts...................     40
  Performance Information...............     41
Federal Tax Considerations..............     41
  General Taxation of Annuities.........     42
  Types of Contracts: Qualified and Non-
     qualified..........................     42
  Qualified Annuity Contracts...........     42
     Taxation of Qualified Annuity
       Contracts........................     43
     Mandatory Distributions for
       Qualified Plans..................     43
     Individual Retirement Annuities....     44
     TSA's (ERISA and NON-ERISA)........     44
     Roth IRAs..........................     47
  Non-qualified Annuity Contracts.......     47
     Diversification Requirements for
       Variable Annuities...............     48
     Ownership of the Investments.......     49
     Taxation of Death Benefit
       Proceeds.........................     49
  Other Tax Considerations..............     49
     Treatment of Charges for Optional
       Benefits.........................     49
     Puerto Rico Tax Considerations.....     50
     Non-Resident Aliens................     50
     Tax Credits and Deductions.........     50
Other Information.......................     50
  The Insurance Companies...............     50
  Financial Statements..................     50
  Distribution of Variable Annuity
     Contracts..........................     51
  Conformity with State and Federal
     Laws...............................     52
  Voting Rights.........................     52
  Restrictions on Financial
     Transactions.......................     52
Legal Proceedings.......................     52
Appendix A: Condensed Financial
  Information for MetLife of CT Fund ABD
  for Variable Annuities................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Fund ABD
  II for Variable Annuities.............    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Contents of the Statement of
  Additional Information................    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 408A, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                           PORTFOLIO ARCHITECT ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD "); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

The Contract is no longer offered to new purchasers. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408A, or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.25. For Contracts with a value of less than $40,000, we also deduct an annual Contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. (Please refer to "Payment Options" for a description of this benefit.)

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)
(as a percentage of the Purchase Payments withdrawn)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(2)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(3)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for over seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


(2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.25% and an administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.40% current charge for GMWB I (maximum of 1.00% upon reset), a 0.50% current charge for GMWB II (maximum of

1.00% upon reset), and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:



Mortality and Expense Risk Charge*..........................................    1.25%
Administrative Expense Charge...............................................    0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES SELECTED....    1.40%
Optional E.S.P. Charge......................................................    0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY SELECTED.............    1.60%
Optional GMWB I Charge......................................................    1.00%(5)
Optional GMWB II Charge.....................................................    1.00%(5)
Optional GMWB III Charge....................................................    0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY SELECTED.............    2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY SELECTED............    2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY SELECTED...........    1.65%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB I SELECTED.......    2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB II SELECTED......    2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB III SELECTED.....    1.85%


---------
(5) The current charges for the available GMWB riders with a reset feature (See "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.
*     We are waiving the following amounts of the M&E charge on these
      Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio; an amount equal to the Underlying Fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio; 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio; an amount equal to the Underlying Fund expenses that are in excess of 0.87% for the Subaccount investing in the Lord Abbett Growth and Income Portfolio -- Class B; an amount equal to the Underlying Fund expenses that are in excess of 0.91% for the Subaccount investing in the Capital Guardian U.S. Equity
      Portfolio -- Class A; an amount equal to the Underlying Fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio -- Class A; an amount equal to the Underlying Fund expenses that are in excess of 1.12% for the Subaccount investing in the Lord Abbett Mid Cap Value Portfolio -- Class B; an amount equal to the Underlying Fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B; and an amount equal to the Underlying Fund expenses that are in excess of 1.18% for the Subaccount investing in the MFS(R) Research International Portfolio -- Class B.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-874-1225.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Underlying Fund assets, including management fees, distribution
  and/or service (12b-1) fees, and other expenses)                        0.38%      1.72%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                               DISTRIBUTION                  TOTAL      CONTRACTUAL FEE           NET TOTAL
                                                  AND/OR                     ANNUAL          WAIVER                 ANNUAL
                                 MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE           OPERATING
UNDERLYING FUND:                     FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT            EXPENSES*
----------------                ------------  --------------  ----------  -----------  -----------------  -------------------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth
     Fund.....................      0.55%          0.25%         0.03%       0.83%             --              0.83%
  American Funds Growth Fund..      0.32%          0.25%         0.02%       0.59%             --              0.59%
  American Funds Growth-Income
     Fund.....................      0.27%          0.25%         0.09%       0.54%             --              0.54%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment
     Fund Appreciation
     Portfolio................      0.75%            --          0.07%       0.82%             --              0.82%
  Dreyfus Variable Investment
     Fund Developing Leaders
     Portfolio................      0.75%            --          0.09%       0.84%             --              0.84%(1)
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R)
     Portfolio................      0.57%          0.25%         0.09%       0.91%             --              0.91%
  VIP Dynamic Capital
     Appreciation Portfolio+..      0.56%          0.25%         0.24%       1.05%             --              1.05%
  VIP Mid Cap Portfolio.......      0.57%          0.25%         0.11%       0.93%             --              0.93%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Templeton Developing Markets
     Securities Fund..........      1.23%          0.25%         0.24%       1.72%             --              1.72%
  Templeton Foreign Securities
     Fund.....................      0.63%          0.25%         0.18%       1.06%           0.03%             1.03%(1)(2)
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Life Sciences
     Portfolio+...............      0.64%          0.25%         0.46%       1.35%             --              1.35%
  Global Technology
     Portfolio................      0.64%          0.25%         0.21%       1.10%             --              1.10%(3)
  Worldwide Growth
     Portfolio+...............      0.60%          0.25%         0.05%       0.90%             --              0.90%(4)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I++...      0.75%            --          0.02%       0.77%             --              0.77%
  Legg Mason Partners Variable
     Appreciation
     Portfolio -- Class I.....      0.70%            --          0.02%       0.72%             --              0.72%(5)
  Legg Mason Partners Variable
     Equity Index
     Portfolio -- Class II....      0.31%          0.25%         0.03%       0.59%             --              0.59%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I.....      0.75%            --          0.02%       0.77%             --              0.77%
  Legg Mason Partners Variable
     Large Cap Growth
     Portfolio -- Class I++...      0.75%            --          0.04%       0.79%             --              0.79%
  Legg Mason Partners Variable
     Investors
     Portfolio -- Class I.....      0.65%            --          0.07%       0.72%             --              0.72%
  Legg Mason Partners Variable
     Small Cap Growth
     Portfolio -- Class I.....      0.75%            --          0.21%       0.96%             --              0.96%
  Legg Mason Partners Variable
     Social Awareness
     Portfolio++..............      0.66%            --          0.12%       0.78%             --              0.78%
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable
     Adjustable Rate Income
     Portfolio++..............      0.55%          0.25%         0.22%       1.02%             --              1.02%
MET INVESTORS SERIES TRUST(6)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A.....      0.70%            --          0.11%       0.81%             --              0.81%(7)
  BlackRock High Yield
     Portfolio -- Class A.....      0.60%            --          0.32%       0.92%             --              0.92%(7)(8)
  BlackRock Large-Cap
     Core -- Class E                0.63%          0.15%         0.22%       1.00%             --              1.00%(7)(8)(9)
  Harris Oakmark International
     Portfolio -- Class A.....      0.78%            --          0.13%       0.91%             --              0.91%
  Janus Forty
     Portfolio -- Class A.....      0.65%            --          0.06%       0.71%             --              0.71%(7)
  Legg Mason Partners Managed
     Assets Portfolio -- Class
     A........................      0.50%            --          0.11%       0.61%             --              0.61%(7)
  Lord Abbett Bond Debenture
     Portfolio -- Class A.....      0.50%            --          0.04%       0.54%             --              0.54%
  Lord Abbett Growth and
     Income Portfolio -- Class
     B........................      0.50%          0.25%         0.03%       0.78%             --              0.78%
  Lord Abbett Mid-Cap Value
     Portfolio -- Class B.....      0.68%          0.25%         0.07%       1.00%             --              1.00%
  Met/AIM Capital Appreciation
     Portfolio -- Class A+....      0.77%            --          0.09%       0.86%             --              0.86%(7)(8)(10)
  MFS(R) Emerging Markets
     Equity Portfolio -- Class
     A+.......................      1.04%            --          0.29%       1.33%           0.03%             1.30%(11)(12)

                                               DISTRIBUTION                  TOTAL      CONTRACTUAL FEE           NET TOTAL
                                                  AND/OR                     ANNUAL          WAIVER                 ANNUAL
                                 MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE           OPERATING
UNDERLYING FUND:                     FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT            EXPENSES*
----------------                ------------  --------------  ----------  -----------  -----------------  -------------------------

  MFS(R) Research
     International
     Portfolio -- Class B+....      0.72%          0.25%         0.14%       1.11%             --              1.11%
  MFS(R) Value
     Portfolio -- Class A.....      0.73%            --          0.23%       0.96%             --              0.96%(7)(8)
  Neuberger Berman Real Estate
     Portfolio -- Class A.....      0.64%            --          0.04%       0.68%             --              0.68%
  PIMCO Inflation Protected
     Bond Portfolio -- Class
     A........................      0.50%            --          0.05%       0.55%             --              0.55%
  Pioneer Fund
     Portfolio -- Class A.....      0.75%            --          0.30%       1.05%           0.05%             1.00%(7)(13)
  Pioneer Strategic Income
     Portfolio -- Class A.....      0.70%            --          0.12%       0.82%             --              0.82%(7)(8)(10)
  Third Avenue Small Cap Value
     Portfolio -- Class B.....      0.74%          0.25%         0.04%       1.03%             --              1.03%
METROPOLITAN SERIES FUND,
  INC.(14)
  BlackRock Aggressive Growth
     Portfolio -- Class B.....      0.72%          0.10%         0.06%       0.88%             --              0.88%
  BlackRock Bond Income
     Portfolio -- Class A.....      0.39%            --          0.07%       0.46%           0.01%             0.45%(15)
  BlackRock Money Market
     Portfolio -- Class A.....      0.34%            --          0.04%       0.38%           0.01%             0.37%(16)
  Capital Guardian U.S. Equity
     Portfolio -- Class A+....      0.66%            --          0.06%       0.72%             --              0.72%
  FI Large Cap
     Portfolio -- Class A.....      0.78%            --          0.06%       0.84%             --              0.84%(17)
  FI Value Leaders
     Portfolio -- Class D.....      0.64%          0.10%         0.07%       0.81%             --              0.81%
  MFS(R) Total Return
     Portfolio -- Class F.....      0.53%          0.20%         0.05%       0.78%             --              0.78%(17)
  Oppenheimer Global Equity
     Portfolio -- Class B.....      0.53%          0.25%         0.09%       0.87%             --              0.87%
  T. Rowe Price Large Cap
     Growth Portfolio -- Class
     B+.......................      0.60%          0.25%         0.08%       0.93%             --              0.93%
  Western Asset Management
     U.S. Government
     Portfolio -- Class A.....      0.50%            --          0.07%       0.57%             --              0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE
  CLASS
  Total Return Portfolio......      0.25%            --          0.40%       0.65%             --              0.65%
PUTNAM VARIABLE TRUST -- CLASS
  IB
  Putnam VT Discovery Growth
     Fund+....................      0.70%          0.25%         0.55%       1.50%             --              1.50%
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio..........      0.56%          0.25%         0.03%       0.84%             --              0.84%
  Enterprise Portfolio+.......      0.50%          0.25%         0.18%       0.93%             --              0.93%


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+ Not available under all contracts. Availability depends on contract issue date.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include the "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year in the amount of 0.03% for Templeton Foreign Securities Fund and 0.02% for Dreyfus VIF Developing Leaders Portfolio.
(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(3) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(4) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(5) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding year.
(6) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(8) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(9) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.

(10) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(11) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees.
(12) The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(13) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(14) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(17) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual contract administrative charge, factoring in that the charge is waived for Contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits.

This example assumes that you have elected the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum 1.00% charge applies in all Contract Years).


                                                IF CONTRACT IS SURRENDERED AT THE
                                                      END OF PERIOD SHOWN:
                                         ----------------------------------------------
FUNDING OPTION                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------                           ----------  ----------  ----------  ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............      $911      $1,394      $1,953      $3,293
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $1,044      $1,788      $2,599      $4,520

                                                IF CONTRACT IS NOT SURRENDERED OR
                                               ANNUITIZED AT END OF PERIOD SHOWN:
                                         ----------------------------------------------
FUNDING OPTION                             1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------                           ----------  ----------  ----------  ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............     $311         $944      $1,593      $3,293
Underlying Fund with Maximum Total
Annual Operating Expenses..............     $444       $1,338      $2,239      $4,520


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Portfolio Architect Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is no longer offered to new purchasers.

The ages of the owner and Annuitant determine if you may purchase this product and which optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                         ANNUITANT ON THE CONTRACT DATE
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                         Age 85
Enhanced Stepped-Up Provision (E.S.P.)                                         Age 75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-874-1225.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Variable Annuity Contracts").

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-874-1225 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund                          through stocks.                    Company
  American Funds Growth Fund       Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund                          and income.                        Company
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation Portfolio   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Dynamic Capital              Seeks capital appreciation.        Fidelity Management & Research
     Appreciation Portfolio+                                          Company
  VIP Mid Cap Portfolio            Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund               appreciation.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund                                                             Subadviser: Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Life Sciences Portfolio+  Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
  Global Technology Portfolio      Seeks long-term capital growth.    Janus Capital Management LLC
  Worldwide Growth Portfolio+      Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation                  capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks investment results that,     Legg Mason Partners Fund Advisor,
     Equity Index                  before expenses, correspond to     LLC
     Portfolio -- Class II         the price and yield performance    Subadviser: Batterymarch
                                   of the                             Financial Management, Inc.
                                   S&P 500 Index.
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio -- Class  capital. Current income is a       LLC
     I                             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term capital            Legg Mason Partners Fund Advisor,
     Social Awareness Portfolio    appreciation and retention of net  LLC
                                   investment income.                 Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks to provide high current      Legg Mason Partners Fund Advisor,
     Adjustable Rate Income        income and to limit the degree of  LLC
     Portfolio                     fluctuation of its net asset       Subadviser: Western Asset
                                   value resulting from movements in  Management Company
                                   interest rates.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Batterymarch
                                                                      Financial Management, Inc.
  BlackRock High Yield             Seeks to maximize total return,    Met Investors Advisory LLC
     Portfolio -- Class A          consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: BlackRock Advisors,
                                                                      LLC
  Harris Oakmark International     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class A          appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        Met Investors Advisory LLC
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Legg Mason Partners Managed      Seeks high total return.           Met Investors Advisory LLC
     Assets Portfolio -- Class A                                      Subadvisers: Batterymarch
                                                                      Financial Management, Inc.,
                                                                      Western Asset Management Company,
                                                                      ClearBridge Advisors, LLC, and
                                                                      Legg Mason Global Asset
                                                                      Allocation, LLC
  Lord Abbett Bond Debenture       Seeks to provide high current      Met Investors Advisory LLC
     Portfolio -- Class A          income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  Met Investors Advisory LLC
     Portfolio -- Class B          and current income without         Subadviser: Lord, Abbett & Co.
                                   excessive fluctuations in the      LLC
                                   market value.
  Lord Abbett Mid-Cap Value        Seeks capital appreciation         Met Investors Advisory LLC
     Portfolio -- Class B          through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A+                                            Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B+                                            Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     Met Investors Advisory LLC
     A                             reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management Inc.
                                   capital appreciation and current
                                   income.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  PIMCO Inflation Protected Bond   Seeks to provide maximum real      Met Investors Advisory LLC
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        Met Investors Advisory LLC
     A                             capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      Met Investors Advisory LLC
     Portfolio -- Class A          income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  Capital Guardian U.S. Equity     Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class A+         capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B+         and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: Western Asset
     Portfolio -- Class A          capital and maintenance of         Management Company
                                   liquidity.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth       Seeks long-term growth of          Putnam Investment Management, LLC
     Fund+                         capital.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio               Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Enterprise Portfolio+            Seeks capital appreciation         Van Kampen Asset Management
                                   through investments in securities
                                   believed by the portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.



---------
+ Not available under all contracts. Availability depends on Contract Issue date.
      Certain closed Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C for more information.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:


         YEARS SINCE PURCHASE PAYMENT MADE              WITHDRAWAL CHARGE
--------------------------------------------------    ---------------------
  GREATER THAN OR EQUAL TO         BUT LESS THAN


           0 years                    2 years                   6%
           2 years                    4 years                   5%
           4 years                    5 years                   4%
           5 years                    6 years                   3%
           6 years                    7 years                   2%
          7+ years                                              0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested. We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if an annuity payout has begun

     -    if an income option of at least five year's duration is begun

     - due to a minimum distribution under our minimum distribution rules then in effect

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial and full withdrawals.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The administrative contract charge will be deducted on a pro rata basis from amounts allocated to the Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge

(i.e. calculate) from the date of purchase. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge is equal to 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your registered representative.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., American Funds Global Growth Fund, Dreyfus VIF Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Janus Aspen Series Global Technology Portfolio, Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, BlackRock High Yield Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio and Oppenheimer Global Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we all American Fund Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying

Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options except, that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account and Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal, or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement. You may not elect the GMWB benefit and have a loan on your Contract at the same time. If you anticipate needing a loan, you should not purchase the GMWB benefit.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals; or

     (3)  the step-up value (if any, as described below)

STEP-UP VALUE. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new step-up value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new step-up value would be $50,000-$16,666, or $33,334.

IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

     (1)  the Contract Value on the Death Report Date or

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   The beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT   The beneficiary (ies), or if   The beneficiary elects to      Yes
WITH NO JOINT OWNER)          none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary(ies), or if    The beneficiary elects to      Yes
IS THE ANNUITANT)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     The spouse elects to           Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary (ies) or, if   The spouse elects to           Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the contract and
                                                             instruct the Company to pay
                                                             the beneficiary who may
                                                             elect to continue the
                                                             Contract.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   The beneficiary elects to      Yes
CONTRACT OWNER)               none, to the Contract Owner.   continue the Contract rather
                              If the Contract Owner is not   than receive the
                              living, then to the            distribution.
                              surviving joint owner. If
                              none, then to the Contract
                              Owner's estate.
                                                             But, if there is a
                                                             Contingent Annuitant, then
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER) (WITH NO      the Annuitant (with no joint
JOINT OWNER)                  owner)" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "Non-Spousal
CONTRACT OWNER) (WITH JOINT   Joint Owner (who is the
OWNERS)                       Annuitant)" or "Spousal
                              Joint Owner (who is the
                              Annuitant)", as applicable
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary (ies) (e.g.                                   Yes (Death of
NONNATURAL PERSON/TRUST)      the trust) or if none, to                                     Annuitant is
                              the owner.                                                    treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   The beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive a distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III" ; we may refer to any one of these as GMWB. The availability of each rider is shown below.

You may elect a GMWB rider only at the time of your initial purchase of the Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3rd
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3(rd)
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION
(PWR)             N/A         (100,000 x           [5,000 x (1-         N/A         (100,000 x           [5,000 x (1-
                           10,000/110,000) =    90,000/100,000)] =               10,000/90,000) =     88,889/100,000)] =
                                 9,091                  500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000>9,091)                                        (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,000               $4,500          $80,000         $88,889               $4,444
--------------------------------------------------------------------------------------------------------------------------

                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $100,000        $100,000               $5,000         $100,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $110,000        $100,000               $5,000          $90,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL     $100,000         $90,909               $4,545          $80,000         $88,889               $4,444

                         [100,000 -- (100,000         [(5,000                  [100,000 -- (100,000        [5,000 x
                           x10,000/110,000)]     x90,909/100,000)]               x10,000/90,000)]      (88,889/100,000)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $9,091                 $455           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
Current Annual Charge                       0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
Maximum Annual Charge After a               1.00%                     1.00%                      N/A
Reset
--------------------------------------------------------------------------------------------------------------


MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5(th) anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
AWB                                  5% of RBB if first        5% of RBB if first             5% of RBB
                                   withdrawal before 3(rd)   withdrawal before 3(rd)
                                   anniversary 10% of RBB    anniversary 10% of RBB
                                     if first withdrawal       if first withdrawal
                                   after 3(rd) anniversary   after 3(rd) anniversary
--------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                               0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
RESET                                        Yes                       Yes                       No
--------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                        No               Yes, after the 5(th)      Yes, after the 5(th)
                                                               anniversary of GMWB       anniversary of GMWB
                                                                    purchase                  purchase
--------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                      No                        Yes                       Yes
--------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION OF AWB               No                        Yes                       Yes
FOR DISTRIBUTIONS FROM TAX-
QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------


                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and the Annuitant's 75th birthday of Non-qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit rider is terminated.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation

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

period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other Qualified Contract.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD for Variable Annuities ("Fund ABD ") and MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"), respectively. References to "Separate Account" refer either to Fund ABD or Fund ABD II, depending on the issuer of your Contract. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract

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

Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P. or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has not been submitted to the IRS for approval as to form as a valid IRA. Such approval would not constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Stepped-Up Provision, as well as all living benefits such as GMWB if available in your Contract) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), OR 457 AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for 2007, $5,000 for 2008, and will be indexed for inflation in years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or


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     -    Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicated whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that certain benefits or the charges for certain benefits such as guaranteed death benefits and certain living benefits (e.g. Guaranteed Minimum Withdrawal Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these earnings and benefits as an intrinsic part of the Contract and do not report them as taxable income until distributions are actually made. However, it is possible that this may change if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under 59 1/2.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT

If you have purchased the Guaranteed Minimum Withdrawal Benefit where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Company intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and the Remaining Benefit Base is paid out in fixed installments, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

The Company reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers but it continues to accept Purchase Payments from Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all Purchase Payments allocated to the for American Funds Global Growth Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund services it provides in marketing the Underlying Fund's shares in connection with the Contract.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC, MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.081          3,620,006

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      0.696          0.731                 --
                                                       2005      0.668          0.696          5,434,277
                                                       2004      0.640          0.668          6,216,851
                                                       2003      0.519          0.640          6,961,089
                                                       2002      0.755          0.519          7,491,542
                                                       2001      0.875          0.755          7,280,717

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.642          0.629                 --
                                                       2005      0.567          0.642         12,264,209
                                                       2004      0.531          0.567         14,267,431
                                                       2003      0.436          0.531         15,968,585
                                                       2002      0.640          0.436         18,860,012
                                                       2001      0.786          0.640         21,249,041
                                                       2000      1.000          0.786          8,906,509

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.631          1.937            281,638
                                                       2005      1.450          1.631             67,409
                                                       2004      1.296          1.450             10,485
                                                       2003      1.000          1.296             15,821

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.587          1.724            626,417
                                                       2005      1.385          1.587            423,497
                                                       2004      1.248          1.385             27,837
                                                       2003      1.000          1.248             78,806

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.423          1.617            958,152
                                                       2005      1.364          1.423            916,975
                                                       2004      1.253          1.364            759,848
                                                       2003      1.000          1.253            323,713

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      2.174          2.153                 --
                                                       2005      1.865          2.174         20,519,771
                                                       2004      1.583          1.865         23,444,034
                                                       2003      1.285          1.583         26,729,382
                                                       2002      1.739          1.285         30,628,302
                                                       2001      2.387          1.739         37,797,218
                                                       2000      3.098          2.387         37,804,248
                                                       1999      2.046          3.098         25,971,911
                                                       1998      1.283          2.046         10,561,314
                                                       1997      1.032          1.283            870,525

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      1.507          1.970          2,486,413
                                                       2005      1.195          1.507          2,014,405
                                                       2004      0.970          1.195          1,952,627
                                                       2003      0.688          0.970          2,025,657
                                                       2002      0.789          0.688          2,659,825
                                                       2001      0.886          0.789          2,463,748
                                                       2000      1.313          0.886          2,477,705
                                                       1999      0.734          1.313            892,012
                                                       1998      1.000          0.734            223,688

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      2.244          2.934                 --
                                                       2005      2.123          2.244          4,181,107
                                                       2004      1.639          2.123          4,852,394
                                                       2003      1.240          1.639          4,631,163
                                                       2002      1.203          1.240          4,187,869
                                                       2001      1.121          1.203          1,959,474
                                                       2000      0.866          1.121            732,010
                                                       1999      0.901          0.866            357,910
                                                       1998      1.000          0.901             96,983

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.121          1.287          6,574,218
                                                       2005      1.089          1.121          7,798,581
                                                       2004      1.051          1.089          9,090,416
                                                       2003      0.880          1.051         10,276,258
                                                       2002      1.071          0.880         10,947,330
                                                       2001      1.198          1.071         11,107,345
                                                       2000      1.223          1.198         10,147,802
                                                       1999      1.112          1.223          7,840,789
                                                       1998      1.000          1.112          2,937,245

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.298          1.328          9,802,317
                                                       2005      1.244          1.298         11,125,651
                                                       2004      1.133          1.244         12,500,426
                                                       2003      0.872          1.133         13,746,841
                                                       2002      1.094          0.872         13,477,877
                                                       2001      1.182          1.094         11,594,005
                                                       2000      1.058          1.182          6,798,006
                                                       1999      0.871          1.058          3,387,052
                                                       1998      1.000          0.871          1,435,805

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.315          1.431                 --
                                                       2005      1.210          1.315             55,019
                                                       2004      1.074          1.210              1,000
                                                       2003      1.000          1.074              1,000

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.312          1.463                 --
                                                       2005      1.208          1.312              8,120
                                                       2004      1.068          1.208              1,000
                                                       2003      1.000          1.068              1,000

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.262          1.474                 --
                                                       2005      1.158          1.262            428,090
                                                       2004      1.043          1.158            372,994
                                                       2003      0.845          1.043            322,440
                                                       2002      1.000          0.845            177,623

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.238          2.826            209,934
                                                       2005      1.781          2.238            444,083
                                                       2004      1.448          1.781             52,098
                                                       2003      1.000          1.448              1,000

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.251          1.499            207,032
                                                       2005      1.152          1.251            239,442
                                                       2004      1.000          1.152             22,145

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.267          1.522                 --
                                                       2005      1.180          1.267            566,278
                                                       2004      1.032          1.180            345,139
                                                       2003      0.792          1.032            217,709
                                                       2002      1.000          0.792            191,381

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      1.069          1.094                 --
                                                       2005      1.070          1.069             85,854
                                                       2004      1.000          1.070              1,000

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.066          1.102                 --
                                                       2005      1.004          1.066         10,647,659
                                                       2004      0.941          1.004         12,240,173
                                                       2003      0.839          0.941         14,072,516
                                                       2002      0.911          0.839         14,830,766
                                                       2001      0.972          0.911         13,475,207
                                                       2000      1.000          0.972          4,934,773

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.004          1.053          2,705,676
                                                       2005      0.907          1.004          3,155,118
                                                       2004      0.805          0.907          3,476,009
                                                       2003      0.647          0.805          3,630,574
                                                       2002      0.931          0.647          3,729,488
                                                       2001      1.135          0.931          4,102,883
                                                       2000      1.000          1.135          1,951,454

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.381          0.405          7,215,772
                                                       2005      0.346          0.381          7,921,106
                                                       2004      0.349          0.346         10,149,731
                                                       2003      0.242          0.349         10,039,692
                                                       2002      0.415          0.242         11,940,339
                                                       2001      0.672          0.415         10,706,223
                                                       2000      1.000          0.672          5,661,986

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.584          0.679          9,300,854
                                                       2005      0.561          0.584         10,682,752
                                                       2004      0.544          0.561         12,214,595
                                                       2003      0.446          0.544         13,388,686
                                                       2002      0.609          0.446         15,628,277
                                                       2001      0.798          0.609         16,824,804
                                                       2000      1.000          0.798          7,908,763

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.552          1.745                 --
                                                       2005      1.513          1.552             67,107
                                                       2004      1.336          1.513             34,334
                                                       2003      1.000          1.336              3,786

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.698          1.977          9,460,702
                                                       2005      1.655          1.698         10,354,574
                                                       2004      1.549          1.655         11,436,639
                                                       2003      1.130          1.549         11,935,706
                                                       2002      1.529          1.130         11,108,929
                                                       2001      1.522          1.529          5,065,288
                                                       2000      1.305          1.522            907,328

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.377          1.606         13,024,732
                                                       2005      1.311          1.377         15,084,411
                                                       2004      1.204          1.311         17,246,134
                                                       2003      0.923          1.204         18,513,035
                                                       2002      1.216          0.923         19,285,141
                                                       2001      1.287          1.216         15,853,833
                                                       2000      1.132          1.287          7,090,936
                                                       1999      1.029          1.132          3,905,967
                                                       1998      1.000          1.029          1,764,644

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.173          1.206            136,845
                                                       2005      1.130          1.173            142,168
                                                       2004      1.140          1.130            175,994
                                                       2003      0.800          1.140            109,369
                                                       2002      1.000          0.800             12,895

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.002          1.114          1,089,854
                                                       2005      0.969          1.002          1,217,569
                                                       2004      0.853          0.969          1,642,854
                                                       2003      0.581          0.853          2,003,014
                                                       2002      0.903          0.581          1,607,182
                                                       2001      0.987          0.903          1,517,383
                                                       2000      1.000          0.987            417,439

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.220          1.337             55,813
                                                       2005      1.126          1.220             76,103
                                                       2004      1.047          1.126             81,319
                                                       2003      0.758          1.047             58,126
                                                       2002      1.000          0.758             16,289

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      0.914          1.038         12,059,361
                                                       2005      0.889          0.914         13,990,381
                                                       2004      0.818          0.889         15,621,864
                                                       2003      0.649          0.818         15,860,350
                                                       2002      0.848          0.649         15,365,066
                                                       2001      0.982          0.848         13,010,004
                                                       2000      1.098          0.982          4,272,617
                                                       1999      1.000          1.098            753,819

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.122          1.243             28,271
                                                       2005      1.098          1.122             45,529
                                                       2004      1.027          1.098             32,170
                                                       2003      0.800          1.027             62,457
                                                       2002      1.000          0.800             85,414

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.006          1.033             44,458
                                                       2005      0.997          1.006             89,719
                                                       2004      0.999          0.997             63,236
                                                       2003      1.000          0.999             13,710

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.115          1.184                 --
                                                       2005      1.083          1.115                 --
                                                       2004      1.000          1.083              3,000

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.408          1.628            134,945
                                                       2005      1.382          1.408            228,478
                                                       2004      1.244          1.382            204,892
                                                       2003      1.000          1.244             74,814

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.644          1.820            187,467
                                                       2005      1.541          1.644            182,586
                                                       2004      1.260          1.541             93,253
                                                       2003      1.000          1.260             51,292

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.104          1.140                 --
                                                       2005      1.078          1.104            172,657
                                                       2004      1.000          1.078            237,059

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.601          2.480          4,019,985

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.519          1.603          7,148,612

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.083          1.148          1,190,954

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.431          1.579          9,755,382

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.153          2.210         16,221,972

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.140          1.206            234,209

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.604          1.684          7,317,605

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)...................................  2006      1.001          1.079          7,199,086

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.949          1.073             47,706

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.676          0.668          3,255,449

  MIST MFS(R) Value Subaccount (Class A) (4/06)......  2006      1.209          1.338            318,334

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.222          9,810,578

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.480          1.593             43,433

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.487          1.543          1,433,858

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.030            409,114

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.069          1.045         20,526,568

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.400          1.456         20,632,393

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.203          1.232         13,699,584

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.586          1.610         24,184,274

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.960          2.014         15,669,108

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.851          1.981         34,627,074

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06).............................................  2006      0.996          1.052            848,809

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.070          7,274,097

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.094          1.163             93,564

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.044          1.082             94,673

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      1.192          1.203                 --
                                                       2005      1.175          1.192         14,781,794
                                                       2004      1.179          1.175         19,265,493
                                                       2003      1.187          1.179         26,060,260
                                                       2002      1.187          1.187         37,562,237
                                                       2001      1.160          1.187         40,133,062
                                                       2000      1.107          1.160         15,545,185
                                                       1999      1.070          1.107         16,750,270
                                                       1998      1.033          1.070          9,244,927
                                                       1997      1.000          1.033            345,682

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (5/04).....................................  2006      1.120          1.184                 --
                                                       2005      1.074          1.120             47,506
                                                       2004      1.000          1.074             32,693

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.133          1.125            316,548
                                                       2005      1.125          1.133            511,105
                                                       2004      1.048          1.125            546,468
                                                       2003      1.000          1.048             59,374

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.226          1.255         14,816,298
                                                       2005      1.213          1.226         16,712,465
                                                       2004      1.173          1.213         18,497,713
                                                       2003      1.132          1.173         20,769,372
                                                       2002      1.053          1.132         20,028,983
                                                       2001      1.000          1.053          4,888,796

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.817          0.895            268,334
                                                       2005      0.773          0.817            272,443
                                                       2004      0.728          0.773            306,260
                                                       2003      0.560          0.728            310,382
                                                       2002      0.806          0.560            299,898
                                                       2001      1.000          0.806            269,501

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.118          1.408          2,750,005
                                                       2005      1.011          1.118          2,117,519
                                                       2004      0.882          1.011          2,056,976
                                                       2003      0.696          0.882          1,956,203
                                                       2002      0.857          0.696          3,980,191
                                                       2001      1.000          0.857          1,555,346

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.701          1.967          1,121,534
                                                       2005      1.611          1.701          1,410,762
                                                       2004      1.295          1.611          1,595,356
                                                       2003      0.877          1.295          1,572,753
                                                       2002      1.088          0.877          1,357,973
                                                       2001      1.000          1.088            432,357

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      0.634          0.676                 --
                                                       2005      0.591          0.634          3,429,858
                                                       2004      0.563          0.591          4,221,518
                                                       2003      0.442          0.563          4,537,981
                                                       2002      0.588          0.442          5,204,466
                                                       2001      0.783          0.588          5,177,186

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.504          1.604                 --
                                                       2005      1.520          1.504          8,835,146
                                                       2004      1.450          1.520         10,337,381
                                                       2003      1.165          1.450         10,925,597
                                                       2002      1.270          1.165         11,385,903
                                                       2001      1.299          1.270          9,680,620
                                                       2000      1.170          1.299          3,349,925
                                                       1999      1.000          1.170          1,137,997
                                                       1998      1.000          1.000            458,699

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.380          2.601                 --
                                                       2005      2.146          2.380          4,699,533
                                                       2004      1.869          2.146          5,287,543
                                                       2003      1.417          1.869          5,505,923
                                                       2002      1.677          1.417          5,642,651
                                                       2001      1.773          1.677          5,089,354
                                                       2000      1.541          1.773          3,629,362
                                                       1999      1.377          1.541          2,663,507
                                                       1998      1.195          1.377          1,425,770
                                                       1997      1.000          1.195            120,880

  Travelers Equity Income Subaccount (5/97)..........  2006      1.864          1.960                 --
                                                       2005      1.810          1.864         19,336,704
                                                       2004      1.670          1.810         22,752,381
                                                       2003      1.291          1.670         24,652,637
                                                       2002      1.521          1.291         25,581,166
                                                       2001      1.652          1.521         27,130,603
                                                       2000      1.535          1.652         22,535,737
                                                       1999      1.484          1.535         19,892,863
                                                       1998      1.339          1.484         12,301,819
                                                       1997      1.026          1.339            639,656

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.480          1.519                 --
                                                       2005      1.464          1.480          8,626,242
                                                       2004      1.345          1.464          9,967,219
                                                       2003      1.114          1.345         11,222,864
                                                       2002      1.089          1.114         10,745,854
                                                       2001      1.084          1.089         10,746,070
                                                       2000      1.196          1.084         10,245,417
                                                       1999      1.177          1.196         10,237,038
                                                       1998      1.140          1.177          7,715,310
                                                       1997      1.000          1.140            620,667

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated Stock Subaccount (5/97)........  2006      1.804          1.869                 --
                                                       2005      1.737          1.804          4,173,260
                                                       2004      1.593          1.737          5,117,199
                                                       2003      1.266          1.593          5,608,556
                                                       2002      1.592          1.266          5,995,963
                                                       2001      1.588          1.592          6,935,446
                                                       2000      1.552          1.588          7,399,547
                                                       1999      1.494          1.552          7,710,739
                                                       1998      1.285          1.494          4,599,587
                                                       1997      1.000          1.285            352,550

  Travelers Large Cap Subaccount (6/97)..............  2006      1.538          1.586                 --
                                                       2005      1.435          1.538         14,843,563
                                                       2004      1.366          1.435         17,524,614
                                                       2003      1.111          1.366         19,563,576
                                                       2002      1.459          1.111         21,047,983
                                                       2001      1.790          1.459         24,478,964
                                                       2000      2.123          1.790         22,306,844
                                                       1999      1.665          2.123         15,562,311
                                                       1998      1.245          1.665          6,662,550
                                                       1997      1.023          1.245            491,869

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.019          1.083                 --
                                                       2005      0.922          1.019          1,840,018
                                                       2004      0.807          0.922          2,270,996
                                                       2003      0.675          0.807          2,601,337
                                                       2002      0.915          0.675          2,775,596
                                                       2001      1.197          0.915          3,043,071
                                                       2000      1.285          1.197          2,244,673
                                                       1999      1.054          1.285          1,352,776
                                                       1998      1.000          1.054            149,981

  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.010          1.069                 --
                                                       2005      0.994          1.010         25,184,582
                                                       2004      0.883          0.994         14,951,676
                                                       2003      0.653          0.883         16,234,877
                                                       2002      1.295          0.653         17,198,804
                                                       2001      1.721          1.295         17,692,810
                                                       2000      1.595          1.721         10,884,619
                                                       1999      0.985          1.595          3,220,420
                                                       1998      1.000          0.985            696,846

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS(R) Total Return Subaccount (5/97)....  2006      1.792          1.851                 --
                                                       2005      1.765          1.792         34,709,362
                                                       2004      1.606          1.765         40,255,596
                                                       2003      1.397          1.606         42,355,172
                                                       2002      1.496          1.397         42,905,992
                                                       2001      1.517          1.496         38,437,801
                                                       2000      1.319          1.517         29,382,873
                                                       1999      1.303          1.319         27,173,225
                                                       1998      1.183          1.303         16,380,184
                                                       1997      1.000          1.183            962,287

  Travelers MFS(R) Value Subaccount (5/00)...........  2006      1.118          1.209                 --
                                                       2005      1.065          1.118            109,207
                                                       2004      0.952          1.065             50,550
                                                       2003      0.855          0.952                 --
                                                       2002      0.997          0.855                 --
                                                       2001      1.027          0.997                 --
                                                       2000      1.000          1.027                 --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.245          1.431                 --
                                                       2005      1.153          1.245         10,978,822
                                                       2004      1.010          1.153         11,645,822
                                                       2003      0.796          1.010         12,049,553
                                                       2002      0.928          0.796         13,668,745
                                                       2001      1.275          0.928         15,755,872
                                                       2000      1.460          1.275         14,943,761
                                                       1999      1.216          1.460         10,264,070
                                                       1998      1.095          1.216          6,533,760
                                                       1997      1.027          1.095            849,629

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.394          1.480                 --
                                                       2005      1.333          1.394             19,513
                                                       2004      1.217          1.333             10,101
                                                       2003      1.000          1.217              5,429

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.472          1.487                 --
                                                       2005      1.439          1.472          1,738,443
                                                       2004      1.316          1.439          1,902,975
                                                       2003      1.116          1.316          2,160,723
                                                       2002      1.069          1.116          2,458,578
                                                       2001      1.040          1.069          3,562,219
                                                       2000      1.059          1.040          3,631,654
                                                       1999      1.062          1.059          3,396,677
                                                       1998      1.070          1.062          1,955,397
                                                       1997      1.007          1.070             51,659

  Travelers Quality Bond Subaccount (5/97)...........  2006      1.412          1.400                 --
                                                       2005      1.409          1.412         23,917,150
                                                       2004      1.383          1.409         30,744,474
                                                       2003      1.311          1.383         36,575,985
                                                       2002      1.257          1.311         38,055,248
                                                       2001      1.190          1.257         30,037,629
                                                       2000      1.128          1.190         16,565,402
                                                       1999      1.131          1.128         13,396,194
                                                       1998      1.057          1.131          9,328,606
                                                       1997      1.001          1.057            378,758

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.412          1.474                 --
                                                       2005      1.403          1.412         16,374,889
                                                       2004      1.291          1.403         19,972,191
                                                       2003      0.988          1.291         22,746,591
                                                       2002      1.508          0.988         25,280,072
                                                       2001      1.765          1.508         31,918,323
                                                       2000      2.189          1.765         32,922,575
                                                       1999      1.679          2.189         25,024,627
                                                       1998      1.319          1.679         13,211,206
                                                       1997      1.037          1.319          1,062,634

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.083          1.044                 --
                                                       2005      1.052          1.083            103,932
                                                       2004      1.000          1.052             10,705

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.247          1.427          6,312,254
                                                       2005      1.215          1.247          7,096,647
                                                       2004      1.049          1.215          6,571,850
                                                       2003      0.814          1.049          6,680,549
                                                       2002      1.024          0.814          6,548,811
                                                       2001      1.069          1.024          3,476,351

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      0.731          0.770            361,335
                                                       2005      0.688          0.731            547,127
                                                       2004      0.672          0.688            697,334
                                                       2003      0.542          0.672            732,809
                                                       2002      0.781          0.542            592,083
                                                       2001      0.997          0.781            522,639

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.172          1.288         14,274,032
                                                       2005      1.019          1.172         14,262,420
                                                       2004      0.897          1.019         10,841,489
                                                       2003      0.710          0.897         10,150,010
                                                       2002      0.796          0.710          9,701,628
                                                       2001      0.957          0.796          8,023,592
                                                       2001      0.923          0.957                 --
                                                       2000      1.000          0.923          3,113,370

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      0.899          1.009            402,122
                                                       2005      0.755          0.899            423,091
                                                       2004      0.756          0.755            456,631
                                                       2003      0.614          0.756            409,247
                                                       2002      0.673          0.614            240,022
                                                       2001      1.000          0.673             12,128

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.729          1.917          8,419,538
                                                       2005      1.486          1.729          8,136,691
                                                       2004      1.209          1.486          7,053,117
                                                       2003      0.887          1.209          6,373,888
                                                       2002      0.999          0.887          5,310,526
                                                       2001      1.000          0.999          1,727,443

                         SEPARATE ACCOUNT CHARGES 2.10%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.076               --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      1.354          1.420               --
                                                       2005      1.309          1.354               --
                                                       2004      1.263          1.309               --
                                                       2003      1.000          1.263               --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.493          1.453               --
                                                       2005      1.328          1.493               --
                                                       2004      1.251          1.328               --
                                                       2003      1.000          1.251               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.601          1.888               --
                                                       2005      1.433          1.601               --
                                                       2004      1.290          1.433               --
                                                       2003      1.000          1.290               --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.557          1.681               --
                                                       2005      1.369          1.557               --
                                                       2004      1.242          1.369               --
                                                       2003      1.000          1.242               --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.397          1.576               --
                                                       2005      1.348          1.397               --
                                                       2004      1.247          1.348               --
                                                       2003      1.000          1.247               --

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      1.717          1.696               --
                                                       2005      1.483          1.717               --
                                                       2004      1.267          1.483               --
                                                       2003      1.000          1.267               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      2.213          2.872               --
                                                       2005      1.766          2.213               --
                                                       2004      1.444          1.766               --
                                                       2003      1.000          1.444               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      1.845          2.396               --
                                                       2005      1.758          1.845               --
                                                       2004      1.366          1.758               --
                                                       2003      1.000          1.366               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.307          1.491               --
                                                       2005      1.279          1.307               --
                                                       2004      1.243          1.279               --
                                                       2003      1.000          1.243               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.524          1.548               --
                                                       2005      1.471          1.524               --
                                                       2004      1.349          1.471               --
                                                       2003      1.000          1.349               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.295          1.406               --
                                                       2005      1.201          1.295               --
                                                       2004      1.074          1.201               --
                                                       2003      1.000          1.074               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.293          1.438               --
                                                       2005      1.199          1.293               --
                                                       2004      1.067          1.199               --
                                                       2003      1.000          1.067               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.510          1.751               --
                                                       2005      1.395          1.510               --
                                                       2004      1.265          1.395               --
                                                       2003      1.000          1.265               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.196          2.755               --
                                                       2005      1.760          2.196               --
                                                       2004      1.441          1.760               --
                                                       2003      1.000          1.441               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.237          1.471               --
                                                       2005      1.146          1.237               --
                                                       2004      1.000          1.146               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.633          1.947               --
                                                       2005      1.531          1.633               --
                                                       2004      1.348          1.531               --
                                                       2003      1.000          1.348               --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      1.057          1.078               --
                                                       2005      1.065          1.057               --
                                                       2004      1.000          1.065               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.271          1.311               --
                                                       2005      1.206          1.271           51,353
                                                       2004      1.137          1.206           51,353
                                                       2003      1.000          1.137           43,834

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.556          1.620               --
                                                       2005      1.415          1.556               --
                                                       2004      1.265          1.415               --
                                                       2003      1.000          1.265               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.580          1.669               --
                                                       2005      1.447          1.580               --
                                                       2004      1.469          1.447               --
                                                       2003      1.000          1.469               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.359          1.570               --
                                                       2005      1.315          1.359            7,534
                                                       2004      1.284          1.315           10,045
                                                       2003      1.000          1.284            1,781

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.523          1.702               --
                                                       2005      1.496          1.523               --
                                                       2004      1.330          1.496               --
                                                       2003      1.000          1.330               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.516          1.753            8,558
                                                       2005      1.488          1.516           13,148
                                                       2004      1.403          1.488           14,234
                                                       2003      1.000          1.403            8,114

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.514          1.753           44,923
                                                       2005      1.451          1.514            1,784
                                                       2004      1.342          1.451            1,784
                                                       2003      1.000          1.342            1,784

  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.455          1.485           66,531
                                                       2005      1.412          1.455           27,736
                                                       2004      1.435          1.412               --
                                                       2003      1.000          1.435               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.796          1.983          241,216
                                                       2005      1.748          1.796          236,011
                                                       2004      1.551          1.748           90,167
                                                       2003      1.000          1.551            1,475

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.603          1.743           94,905
                                                       2005      1.489          1.603           94,192
                                                       2004      1.394          1.489            5,855
                                                       2003      1.000          1.394               --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      1.426          1.608               --
                                                       2005      1.397          1.426               --
                                                       2004      1.294          1.397               --
                                                       2003      1.000          1.294               --

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.417          1.560               --
                                                       2005      1.396          1.417               --
                                                       2004      1.316          1.396               --
                                                       2003      1.000          1.316               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      0.990          1.010               --
                                                       2005      0.988          0.990               --
                                                       2004      0.997          0.988               --
                                                       2003      1.000          0.997               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.102          1.162               --
                                                       2005      1.078          1.102               --
                                                       2004      1.000          1.078               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.382          1.587               --
                                                       2005      1.366          1.382               --
                                                       2004      1.239          1.366               --
                                                       2003      1.000          1.239               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.614          1.774               --
                                                       2005      1.523          1.614               --
                                                       2004      1.254          1.523               --
                                                       2003      1.000          1.254               --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.091          1.124               --
                                                       2005      1.073          1.091               --
                                                       2004      1.000          1.073               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.872          1.777               --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.320          1.386               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.633          1.724               --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06)..........................................  2006      1.840          2.020               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.696          1.733               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.124          1.184               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.332          1.391               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.074               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.068               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.535          1.511           13,550

  MIST MFS(R) Value Subaccount (Class A) (4/06)......  2006      1.461          1.609               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.216          151,237

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.449          1.553               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.285          1.327               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.025               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.610          1.566               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.039          1.076               --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.992          1.011           66,339

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.436          1.451           64,701

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.561          1.596          272,049

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.330          1.417          521,850

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06).............................................  2006      0.996          1.047               --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.065               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.078          1.142               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.030          1.062               --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      0.985          0.992               --
                                                       2005      0.978          0.985               --
                                                       2004      0.988          0.978               --
                                                       2003      1.000          0.988               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.107          1.168               --
                                                       2005      1.069          1.107               --
                                                       2004      1.000          1.069               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.112          1.096               --
                                                       2005      1.112          1.112               --
                                                       2004      1.043          1.112               --
                                                       2003      1.000          1.043               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.055          1.072               --
                                                       2005      1.051          1.055               --
                                                       2004      1.024          1.051               --
                                                       2003      1.000          1.024               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      1.476          1.606               --
                                                       2005      1.406          1.476               --
                                                       2004      1.334          1.406               --
                                                       2003      1.000          1.334               --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.663          2.081               --
                                                       2005      1.514          1.663               --
                                                       2004      1.331          1.514               --
                                                       2003      1.000          1.331               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.999          2.296               --
                                                       2005      1.907          1.999               --
                                                       2004      1.543          1.907               --
                                                       2003      1.000          1.543               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      1.444          1.535               --
                                                       2005      1.356          1.444           13,099
                                                       2004      1.300          1.356            7,698
                                                       2003      1.000          1.300               --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.251          1.332               --
                                                       2005      1.273          1.251               --
                                                       2004      1.223          1.273               --
                                                       2003      1.000          1.223               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.717          1.872               --
                                                       2005      1.560          1.717               --
                                                       2004      1.368          1.560               --
                                                       2003      1.000          1.368               --

  Travelers Equity Income Subaccount (5/97)..........  2006      1.488          1.561               --
                                                       2005      1.454          1.488          217,741
                                                       2004      1.352          1.454           63,963
                                                       2003      1.000          1.352           43,144

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.289          1.320               --
                                                       2005      1.284          1.289               --
                                                       2004      1.187          1.284               --
                                                       2003      1.000          1.187               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated Stock Subaccount (5/97)........  2006      1.452          1.501               --
                                                       2005      1.408          1.452               --
                                                       2004      1.301          1.408               --
                                                       2003      1.000          1.301               --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.396          1.436               --
                                                       2005      1.312          1.396           64,547
                                                       2004      1.257          1.312           13,288
                                                       2003      1.000          1.257            3,817

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.541          1.633               --
                                                       2005      1.404          1.541               --
                                                       2004      1.237          1.404               --
                                                       2003      1.000          1.237               --

  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.524          1.610               --
                                                       2005      1.510          1.524               --
                                                       2004      1.351          1.510               --
                                                       2003      1.000          1.351               --

  Travelers MFS(R) Total Return Subaccount (5/97)....  2006      1.290          1.330               --
                                                       2005      1.280          1.290          203,007
                                                       2004      1.172          1.280           12,487
                                                       2003      1.000          1.172               --

  Travelers MFS(R) Value Subaccount (5/00)...........  2006      1.354          1.461               --
                                                       2005      1.299          1.354               --
                                                       2004      1.166          1.299               --
                                                       2003      1.000          1.166               --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.604          1.840               --
                                                       2005      1.496          1.604               --
                                                       2004      1.320          1.496               --
                                                       2003      1.000          1.320               --

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.368          1.449               --
                                                       2005      1.318          1.368               --
                                                       2004      1.211          1.318               --
                                                       2003      1.000          1.211               --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.275          1.285               --
                                                       2005      1.256          1.275               --
                                                       2004      1.156          1.256               --
                                                       2003      1.000          1.156               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (5/97)...........  2006      1.051          1.039               --
                                                       2005      1.056          1.051               --
                                                       2004      1.044          1.056               --
                                                       2003      1.000          1.044               --

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.418          1.477               --
                                                       2005      1.419          1.418               --
                                                       2004      1.315          1.419               --
                                                       2003      1.000          1.315               --

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.070          1.030               --
                                                       2005      1.048          1.070               --
                                                       2004      1.000          1.048               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.559          1.771          718,215
                                                       2005      1.529          1.559          616,192
                                                       2004      1.330          1.529          209,044
                                                       2003      1.000          1.330           98,912

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      1.360          1.422           10,844
                                                       2005      1.288          1.360           10,851
                                                       2004      1.267          1.288           10,858
                                                       2003      1.000          1.267           10,859

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.690          1.845          352,753
                                                       2005      1.480          1.690          267,655
                                                       2004      1.312          1.480           74,496
                                                       2003      1.000          1.312           36,921

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      1.464          1.631               --
                                                       2005      1.239          1.464               --
                                                       2004      1.249          1.239               --
                                                       2003      1.000          1.249               --

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.991          2.192          268,232
                                                       2005      1.723          1.991          262,176
                                                       2004      1.411          1.723           89,382
                                                       2003      1.000          1.411            6,462



* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.



The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AIM Variable Insurance Fund-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Fund-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Funds, Inc.-Mercury Global Allocation V.I. Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Funds, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton Variable Insurance Products Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton Variable Insurance Products Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Balanced Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Lord Abbett Series Fund, Inc.-Growth and Income Portfolio was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Lord Abbett Series Fund, Inc.-Mid-Cap Value Portfolio was replaced by Met Investors Series Trust-Lord Abbett Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Metropolitan Series Fund, Inc.-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large-Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust-MFS Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.081          1,916,038

  AIM V.I. Premier Equity Subaccount (Series I)
  (4/01).............................................  2006      0.696          0.731                 --
                                                       2005      0.668          0.696          2,974,765
                                                       2004      0.640          0.668          3,612,300
                                                       2003      0.519          0.640          4,493,863
                                                       2002      0.755          0.519          4,949,369
                                                       2001      0.875          0.755          3,727,475

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.642          0.629                 --
                                                       2005      0.567          0.642          9,939,928
                                                       2004      0.531          0.567         12,239,636
                                                       2003      0.436          0.531         14,926,739
                                                       2002      0.640          0.436         17,729,828
                                                       2001      0.786          0.640         18,982,017
                                                       2000      1.000          0.786         13,647,974

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.631          1.937            525,030
                                                       2005      1.450          1.631            199,088
                                                       2004      1.296          1.450            116,390
                                                       2003      1.000          1.296             70,339

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.587          1.724            991,393
                                                       2005      1.385          1.587            586,456
                                                       2004      1.248          1.385            220,980
                                                       2003      1.000          1.248            131,179

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.423          1.617          3,676,828
                                                       2005      1.364          1.423          3,918,939
                                                       2004      1.253          1.364          3,490,980
                                                       2003      1.000          1.253          1,545,620

Capital Appreciation Fund
  Capital Appreciation Fund (12/96)..................  2006      2.174          2.153                 --
                                                       2005      1.865          2.174         26,239,910
                                                       2004      1.583          1.865         30,543,833
                                                       2003      1.285          1.583         36,644,254
                                                       2002      1.739          1.285         42,634,828
                                                       2001      2.387          1.739         53,418,968
                                                       2000      3.098          2.387         61,812,417
                                                       1999      2.046          3.098         46,942,401
                                                       1998      1.283          2.046         23,010,432
                                                       1997      1.032          1.283          6,344,051

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/98).............................................  2006      1.507          1.970          2,883,940
                                                       2005      1.195          1.507          3,989,820
                                                       2004      0.970          1.195          4,140,741
                                                       2003      0.688          0.970          4,224,247
                                                       2002      0.789          0.688          4,787,661
                                                       2001      0.886          0.789          4,624,645
                                                       2000      1.313          0.886          4,854,365
                                                       1999      0.734          1.313          2,521,807
                                                       1998      1.000          0.734            780,839

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (5/98).............................................  2006      2.244          2.934                 --
                                                       2005      2.123          2.244          3,700,875
                                                       2004      1.639          2.123          4,313,846
                                                       2003      1.240          1.639          4,738,305
                                                       2002      1.203          1.240          4,376,831
                                                       2001      1.121          1.203          2,866,778
                                                       2000      0.866          1.121          2,273,183
                                                       1999      0.901          0.866          1,280,359
                                                       1998      1.000          0.901            632,612

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (4/98).....................................  2006      1.121          1.287          5,422,276
                                                       2005      1.089          1.121          6,601,579
                                                       2004      1.051          1.089          7,863,571
                                                       2003      0.880          1.051          9,516,917
                                                       2002      1.071          0.880         10,611,490
                                                       2001      1.198          1.071         11,636,949
                                                       2000      1.223          1.198         12,271,080
                                                       1999      1.112          1.223         10,488,399
                                                       1998      1.000          1.112          2,833,960

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/98).....................................  2006      1.298          1.328         11,789,369
                                                       2005      1.244          1.298         14,545,290
                                                       2004      1.133          1.244         16,707,910
                                                       2003      0.872          1.133         19,034,774
                                                       2002      1.094          0.872         19,868,161
                                                       2001      1.182          1.094         19,065,688
                                                       2000      1.058          1.182         13,636,390
                                                       1999      0.871          1.058          7,815,322
                                                       1998      1.000          0.871          3,051,249

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.315          1.431                 --
                                                       2005      1.210          1.315              3,762
                                                       2004      1.074          1.210                 --
                                                       2003      1.000          1.074                 --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.312          1.463                 --
                                                       2005      1.208          1.312             15,728
                                                       2004      1.068          1.208             13,614
                                                       2003      1.000          1.068                 --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.262          1.474                 --
                                                       2005      1.158          1.262            886,963
                                                       2004      1.043          1.158            938,346
                                                       2003      0.845          1.043            756,929
                                                       2002      1.000          0.845            201,578

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.238          2.826            226,610
                                                       2005      1.781          2.238            181,882
                                                       2004      1.448          1.781             38,923
                                                       2003      1.000          1.448              4,729

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/04)...................................  2006      1.251          1.499            236,510
                                                       2005      1.152          1.251            151,833
                                                       2004      1.009          1.152              6,533

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.267          1.522                 --
                                                       2005      1.180          1.267          2,335,769
                                                       2004      1.032          1.180          1,920,592
                                                       2003      0.792          1.032          1,284,964
                                                       2002      1.000          0.792            508,837

High Yield Bond Trust
  High Yield Bond Trust (9/04).......................  2006      1.069          1.094                 --
                                                       2005      1.070          1.069            236,201
                                                       2004      1.025          1.070             47,427

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.066          1.102                 --
                                                       2005      1.004          1.066         12,042,861
                                                       2004      0.941          1.004         13,862,916
                                                       2003      0.839          0.941         15,303,712
                                                       2002      0.911          0.839         15,615,585
                                                       2001      0.972          0.911         12,635,819
                                                       2000      1.000          0.972          5,246,201

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.004          1.053          1,528,686
                                                       2005      0.907          1.004          1,704,134
                                                       2004      0.805          0.907          2,091,607
                                                       2003      0.647          0.805          2,239,125
                                                       2002      0.931          0.647          2,609,664
                                                       2001      1.135          0.931          3,200,999
                                                       2000      1.000          1.135          2,447,663

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.381          0.405          4,395,664
                                                       2005      0.346          0.381          5,033,907
                                                       2004      0.349          0.346          6,578,130
                                                       2003      0.242          0.349          7,245,233
                                                       2002      0.415          0.242          7,815,420
                                                       2001      0.672          0.415          9,044,726
                                                       2000      1.000          0.672          7,604,465

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.584          0.679         11,950,925
                                                       2005      0.561          0.584         13,400,923
                                                       2004      0.544          0.561         16,410,151
                                                       2003      0.446          0.544         19,761,719
                                                       2002      0.609          0.446         22,039,418
                                                       2001      0.798          0.609         22,841,930
                                                       2000      1.000          0.798         13,421,744

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.552          1.745                 --
                                                       2005      1.513          1.552            126,990
                                                       2004      1.336          1.513             33,706
                                                       2003      1.000          1.336              3,334

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).........  2006      1.698          1.977         10,269,420
                                                       2005      1.655          1.698         12,540,421
                                                       2004      1.549          1.655         14,334,230
                                                       2003      1.130          1.549         14,439,056
                                                       2002      1.529          1.130         14,322,306
                                                       2001      1.522          1.529         12,398,140
                                                       2000      1.305          1.522          5,750,512

  LMPVPI Investors Subaccount (Class I) (4/98).......  2006      1.377          1.606         11,310,649
                                                       2005      1.311          1.377         14,063,167
                                                       2004      1.204          1.311         16,356,631
                                                       2003      0.923          1.204         18,163,714
                                                       2002      1.216          0.923         19,758,109
                                                       2001      1.287          1.216         19,646,073
                                                       2000      1.132          1.287         12,889,045
                                                       1999      1.029          1.132          8,670,638
                                                       1998      1.000          1.029          3,232,444

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Large Cap Growth Subaccount (Class I)
  (7/02).............................................  2006      1.173          1.206            954,839
                                                       2005      1.130          1.173          1,045,080
                                                       2004      1.140          1.130          1,300,287
                                                       2003      0.800          1.140            531,134
                                                       2002      1.000          0.800             37,706

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.002          1.114          4,221,015
                                                       2005      0.969          1.002          5,020,579
                                                       2004      0.853          0.969          5,707,331
                                                       2003      0.581          0.853          6,425,059
                                                       2002      0.903          0.581          5,433,439
                                                       2001      0.987          0.903          4,642,573
                                                       2000      1.000          0.987          2,056,506

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/02).............................................  2006      1.220          1.337            473,592
                                                       2005      1.126          1.220            374,159
                                                       2004      1.047          1.126            385,280
                                                       2003      0.758          1.047            218,067
                                                       2002      1.000          0.758             58,025

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      0.914          1.038         10,983,568
                                                       2005      0.889          0.914         12,831,498
                                                       2004      0.818          0.889         15,207,948
                                                       2003      0.649          0.818         17,162,302
                                                       2002      0.848          0.649         16,724,050
                                                       2001      0.982          0.848         16,104,947
                                                       2000      1.098          0.982         10,807,508
                                                       1999      1.000          1.098          3,460,443

  LMPVPII Growth and Income Subaccount (Class I)
  (7/02).............................................  2006      1.122          1.243             85,402
                                                       2005      1.098          1.122             92,799
                                                       2004      1.027          1.098             93,171
                                                       2003      0.800          1.027             92,062
                                                       2002      1.000          0.800             30,873

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      1.006          1.033            255,836
                                                       2005      0.997          1.006            177,252
                                                       2004      0.999          0.997            204,843
                                                       2003      1.000          0.999            140,446

  LMPVPIII Social Awareness Stock Subaccount (8/05)..  2006      1.115          1.184             99,060
                                                       2005      1.083          1.115             81,296

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (6/03).............................................  2006      1.408          1.628            243,310
                                                       2005      1.382          1.408            256,452
                                                       2004      1.244          1.382            206,147
                                                       2003      1.000          1.244             26,228

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.644          1.820            357,040
                                                       2005      1.541          1.644            450,874
                                                       2004      1.260          1.541            219,692
                                                       2003      1.000          1.260             50,353

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.104          1.140                 --
                                                       2005      1.078          1.104             94,727
                                                       2004      0.983          1.078             10,272

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.601          2.480          4,574,044

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.519          1.603          8,707,327

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.083          1.148          1,155,572

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.431          1.579         15,316,114

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.153          2.210         21,260,353

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.140          1.206            192,753

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.604          1.684          7,261,473

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.079         11,316,802

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      1.016          1.073             57,844

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.676          0.668          2,250,203

  MIST MFS(R) Value Subaccount (Class A) (4/06)......  2006      1.209          1.338            676,132

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.222         13,183,586

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.480          1.593             29,146

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.487          1.543          2,201,655

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.030            417,539

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.069          1.045         21,925,713

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.400          1.456         16,208,285

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.203          1.232         19,072,650

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.586          1.610         31,641,936

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.960          2.014         18,174,254

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.851          1.981         40,939,825

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.052          2,469,927

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.070          5,714,894

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.094          1.163            104,166

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.044          1.082             96,270

Money Market Portfolio
  Money Market Subaccount (2/97).....................  2006      1.192          1.203                 --
                                                       2005      1.175          1.192         14,747,554
                                                       2004      1.179          1.175         17,581,926
                                                       2003      1.187          1.179         25,972,691
                                                       2002      1.187          1.187         50,704,937
                                                       2001      1.160          1.187         58,256,805
                                                       2000      1.107          1.160         34,878,359
                                                       1999      1.070          1.107         37,736,754
                                                       1998      1.033          1.070         16,762,447
                                                       1997      1.000          1.033          5,369,177

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (7/04).....................................  2006      1.120          1.184                 --
                                                       2005      1.074          1.120             91,569
                                                       2004      0.981          1.074             23,091

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.133          1.125            450,909
                                                       2005      1.125          1.133            698,584
                                                       2004      1.048          1.125            588,626
                                                       2003      1.000          1.048            303,900

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.226          1.255         13,390,242
                                                       2005      1.213          1.226         16,153,210
                                                       2004      1.173          1.213         17,085,956
                                                       2003      1.132          1.173         20,011,288
                                                       2002      1.053          1.132         23,164,168
                                                       2001      1.000          1.053          5,336,214

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      0.817          0.895            186,353
                                                       2005      0.773          0.817            308,563
                                                       2004      0.728          0.773            376,752
                                                       2003      0.560          0.728            449,770
                                                       2002      0.806          0.560            392,679
                                                       2001      1.000          0.806            154,441

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.118          1.408          2,592,546
                                                       2005      1.011          1.118          1,945,112
                                                       2004      0.882          1.011          1,744,100
                                                       2003      0.696          0.882          2,150,730
                                                       2002      0.857          0.696          2,571,497
                                                       2001      1.000          0.857            999,717

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/01).............................................  2006      1.701          1.967          1,749,943
                                                       2005      1.611          1.701          2,030,488
                                                       2004      1.295          1.611          2,322,411
                                                       2003      0.877          1.295          2,238,115
                                                       2002      1.088          0.877          2,277,647
                                                       2001      1.000          1.088            816,572

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (10/00)............................................  2006      0.634          0.676                 --
                                                       2005      0.591          0.634          2,770,233
                                                       2004      0.563          0.591          2,955,522
                                                       2003      0.442          0.563          3,054,095
                                                       2002      0.588          0.442          2,972,707
                                                       2001      1.000          0.588          2,101,669

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.504          1.604                 --
                                                       2005      1.520          1.504          8,757,633
                                                       2004      1.450          1.520         10,573,736
                                                       2003      1.165          1.450         10,930,899
                                                       2002      1.270          1.165         12,056,558
                                                       2001      0.783          1.270         12,986,021
                                                       2001      1.299          0.783                 --
                                                       2000      1.170          1.299          7,553,759
                                                       1999      1.000          1.170          2,431,429
                                                       1998      1.000          1.000            414,907

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.380          2.601                 --
                                                       2005      2.146          2.380          5,986,220
                                                       2004      1.869          2.146          7,389,340
                                                       2003      1.417          1.869          8,080,624
                                                       2002      1.677          1.417          8,864,245
                                                       2001      1.773          1.677          8,489,614
                                                       2000      1.541          1.773          8,454,275
                                                       1999      1.377          1.541          6,716,626
                                                       1998      1.195          1.377          5,142,990
                                                       1997      1.000          1.195          1,668,733

  Travelers Equity Income Subaccount (12/96).........  2006      1.864          1.960                 --
                                                       2005      1.810          1.864         23,418,224
                                                       2004      1.670          1.810         28,399,295
                                                       2003      1.291          1.670         31,475,807
                                                       2002      1.521          1.291         34,048,347
                                                       2001      1.652          1.521         37,812,927
                                                       2000      1.535          1.652         37,849,058
                                                       1999      1.484          1.535         35,687,217
                                                       1998      1.339          1.484         25,733,333
                                                       1997      1.026          1.339          6,719,150

  Travelers Federated High Yield Subaccount (1/97)...  2006      1.480          1.519                 --
                                                       2005      1.464          1.480         11,404,495
                                                       2004      1.345          1.464         14,387,685
                                                       2003      1.114          1.345         17,386,355
                                                       2002      1.089          1.114         17,457,622
                                                       2001      1.084          1.089         18,647,220
                                                       2000      1.196          1.084         19,736,049
                                                       1999      1.177          1.196         22,260,856
                                                       1998      1.140          1.177         18,811,555
                                                       1997      1.000          1.140          4,566,993

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated Stock Subaccount (1/97)........  2006      1.804          1.869                 --
                                                       2005      1.737          1.804          6,419,270
                                                       2004      1.593          1.737          8,023,109
                                                       2003      1.266          1.593          9,198,349
                                                       2002      1.592          1.266         10,775,970
                                                       2001      1.588          1.592         12,221,263
                                                       2000      1.552          1.588         13,157,332
                                                       1999      1.494          1.552         14,406,177
                                                       1998      1.285          1.494         11,892,034
                                                       1997      1.000          1.285          3,816,999

  Travelers Large Cap Subaccount (12/96).............  2006      1.538          1.586                 --
                                                       2005      1.435          1.538         16,715,712
                                                       2004      1.366          1.435         20,122,965
                                                       2003      1.111          1.366         23,324,386
                                                       2002      1.459          1.111         27,044,542
                                                       2001      1.790          1.459         31,933,410
                                                       2000      2.123          1.790         34,231,282
                                                       1999      1.665          2.123         28,051,763
                                                       1998      1.245          1.665         15,040,703
                                                       1997      1.023          1.245          4,815,858

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.019          1.083                 --
                                                       2005      0.922          1.019          1,296,684
                                                       2004      0.807          0.922          1,202,932
                                                       2003      0.675          0.807          1,272,971
                                                       2002      0.915          0.675          1,529,363
                                                       2001      1.197          0.915          2,090,679
                                                       2000      1.285          1.197          1,772,277
                                                       1999      1.054          1.285            669,474
                                                       1998      1.000          1.054            211,400

  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.010          1.069                 --
                                                       2005      0.994          1.010         27,403,205
                                                       2004      0.883          0.994         12,380,637
                                                       2003      0.653          0.883         14,200,226
                                                       2002      1.295          0.653         14,799,098
                                                       2001      1.721          1.295         16,854,809
                                                       2000      1.595          1.721         14,558,647
                                                       1999      0.985          1.595          4,760,902
                                                       1998      1.000          0.985            965,761

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS(R) Total Return Subaccount (1/97)....  2006      1.792          1.851                 --
                                                       2005      1.765          1.792         42,204,461
                                                       2004      1.606          1.765         47,789,684
                                                       2003      1.397          1.606         53,094,881
                                                       2002      1.496          1.397         56,799,646
                                                       2001      1.517          1.496         58,954,968
                                                       2000      1.319          1.517         53,326,538
                                                       1999      1.303          1.319         54,290,552
                                                       1998      1.183          1.303         42,017,841
                                                       1997      1.000          1.183          9,959,634

  Travelers MFS(R) Value Subaccount (7/00)...........  2006      1.118          1.209                 --
                                                       2005      1.065          1.118            471,009
                                                       2004      0.952          1.065             90,870
                                                       2003      0.855          0.952                 --
                                                       2002      0.997          0.855                500
                                                       2001      1.027          0.997                500
                                                       2000      1.003          1.027                 --

  Travelers Mondrian International Stock Subaccount
  (12/96)............................................  2006      1.245          1.431                 --
                                                       2005      1.153          1.245         17,891,801
                                                       2004      1.010          1.153         20,542,498
                                                       2003      0.796          1.010         22,629,357
                                                       2002      0.928          0.796         26,640,453
                                                       2001      1.275          0.928         31,145,128
                                                       2000      1.460          1.275         30,394,514
                                                       1999      1.216          1.460         25,226,349
                                                       1998      1.095          1.216         17,270,810
                                                       1997      1.027          1.095          5,694,288

  Travelers Pioneer Fund Subaccount (8/03)...........  2006      1.394          1.480                 --
                                                       2005      1.333          1.394             22,706
                                                       2004      1.217          1.333             21,888
                                                       2003      1.000          1.217             12,842

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (12/96)............................................  2006      1.472          1.487                 --
                                                       2005      1.439          1.472          2,850,190
                                                       2004      1.316          1.439          3,363,166
                                                       2003      1.116          1.316          3,908,585
                                                       2002      1.069          1.116          4,569,590
                                                       2001      1.040          1.069          5,471,566
                                                       2000      1.059          1.040          5,247,966
                                                       1999      1.062          1.059          4,489,463
                                                       1998      1.070          1.062          3,797,291
                                                       1997      1.007          1.070          1,132,608

  Travelers Quality Bond Subaccount (12/96)..........  2006      1.412          1.400                 --
                                                       2005      1.409          1.412         20,273,723
                                                       2004      1.383          1.409         23,570,906
                                                       2003      1.311          1.383         28,033,537
                                                       2002      1.257          1.311         32,768,047
                                                       2001      1.190          1.257         35,205,769
                                                       2000      1.128          1.190         26,960,877
                                                       1999      1.131          1.128         26,069,226
                                                       1998      1.057          1.131         15,435,236
                                                       1997      1.001          1.057          3,137,736

  Travelers Strategic Equity Subaccount (12/96)......  2006      1.412          1.474                 --
                                                       2005      1.403          1.412         24,707,241
                                                       2004      1.291          1.403         29,314,349
                                                       2003      0.988          1.291         34,083,675
                                                       2002      1.508          0.988         39,829,841
                                                       2001      1.765          1.508         49,964,273
                                                       2000      2.189          1.765         55,775,319
                                                       1999      1.679          2.189         47,167,905
                                                       1998      1.319          1.679         31,011,054
                                                       1997      1.037          1.319          8,259,362

  Travelers U.S. Government Securities Subaccount
  (4/05).............................................  2006      1.083          1.044                 --
                                                       2005      1.052          1.083            211,129

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.247          1.427         12,345,440
                                                       2005      1.215          1.247         13,425,577
                                                       2004      1.049          1.215         13,686,038
                                                       2003      0.814          1.049         13,579,574
                                                       2002      1.024          0.814         13,051,055
                                                       2001      1.069          1.024          8,766,086

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/98).............................................  2006      0.731          0.770          1,728,294
                                                       2005      0.688          0.731          2,200,874
                                                       2004      0.672          0.688          2,353,680
                                                       2003      0.542          0.672          2,465,279
                                                       2002      0.781          0.542          2,652,351
                                                       2001      0.997          0.781          2,530,977

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.172          1.288         15,492,664
                                                       2005      1.019          1.172         14,943,854
                                                       2004      0.897          1.019         13,917,723
                                                       2003      0.710          0.897         12,297,582
                                                       2002      0.796          0.710         10,767,860
                                                       2001      0.923          0.796          8,215,904
                                                       2000      1.000          0.923          3,718,600

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/01)...........................  2006      0.899          1.009            239,185
                                                       2005      0.755          0.899            258,978
                                                       2004      0.756          0.755            492,929
                                                       2003      0.614          0.756            784,129
                                                       2002      0.673          0.614          1,029,633
                                                       2001      0.957          0.673            101,442

  VIP Mid Cap Subaccount (Service Class 2) (1/01)....  2006      1.729          1.917          6,767,359
                                                       2005      1.486          1.729          7,176,700
                                                       2004      1.209          1.486          6,512,470
                                                       2003      0.887          1.209          5,739,048
                                                       2002      0.999          0.887          4,832,433
                                                       2001      0.999          0.999          1,308,941




                         SEPARATE ACCOUNT CHARGES 2.10%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.076                --

  AIM V.I. Premier Equity Subaccount (Series I)
  (4/01).............................................  2006      1.354          1.420                --
                                                       2005      1.309          1.354                --
                                                       2004      1.263          1.309                --
                                                       2003      1.000          1.263                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.493          1.453                --
                                                       2005      1.328          1.493                --
                                                       2004      1.251          1.328                --
                                                       2003      1.000          1.251                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.601          1.888                --
                                                       2005      1.433          1.601                --
                                                       2004      1.290          1.433                --
                                                       2003      1.011          1.290                --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.557          1.681                --
                                                       2005      1.369          1.557                --
                                                       2004      1.242          1.369                --
                                                       2003      1.007          1.242                --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.397          1.576                --
                                                       2005      1.348          1.397                --
                                                       2004      1.247          1.348                --
                                                       2003      1.009          1.247                --

Capital Appreciation Fund
  Capital Appreciation Fund (12/96)..................  2006      1.717          1.696                --
                                                       2005      1.483          1.717                --
                                                       2004      1.267          1.483                --
                                                       2003      1.000          1.267                --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/98).............................................  2006      2.213          2.872                --
                                                       2005      1.766          2.213                --
                                                       2004      1.444          1.766                --
                                                       2003      1.000          1.444                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (5/98).............................................  2006      1.845          2.396                --
                                                       2005      1.758          1.845                --
                                                       2004      1.366          1.758                --
                                                       2003      1.000          1.366                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (4/98).....................................  2006      1.307          1.491                --
                                                       2005      1.279          1.307                --
                                                       2004      1.243          1.279                --
                                                       2003      1.000          1.243                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/98).....................................  2006      1.524          1.548                --
                                                       2005      1.471          1.524                --
                                                       2004      1.349          1.471                --
                                                       2003      1.000          1.349                --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.295          1.406                --
                                                       2005      1.281          1.295                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.293          1.438                --
                                                       2005      1.199          1.293                --
                                                       2004      1.065          1.199                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.510          1.751                --
                                                       2005      1.395          1.510                --
                                                       2004      1.265          1.395                --
                                                       2003      1.000          1.265                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.196          2.755                --
                                                       2005      1.760          2.196                --
                                                       2004      1.441          1.760                --
                                                       2003      1.000          1.441                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/04)...................................  2006      1.237          1.471                --
                                                       2005      1.146          1.237                --
                                                       2004      1.006          1.146                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.633          1.947                --
                                                       2005      1.531          1.633                --
                                                       2004      1.348          1.531                --
                                                       2003      1.000          1.348                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (9/04).......................  2006      1.057          1.078                --
                                                       2005      1.065          1.057                --
                                                       2004      1.023          1.065                --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.271          1.311                --
                                                       2005      1.206          1.271           216,115
                                                       2004      1.137          1.206           216,240
                                                       2003      1.000          1.137           264,585

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.556          1.620                --
                                                       2005      1.415          1.556                --
                                                       2004      1.265          1.415                --
                                                       2003      1.000          1.265                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.580          1.669                --
                                                       2005      1.447          1.580                --
                                                       2004      1.469          1.447                --
                                                       2003      1.000          1.469                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.359          1.570            38,465
                                                       2005      1.315          1.359            77,910
                                                       2004      1.284          1.315           138,521
                                                       2003      1.000          1.284           143,521

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.523          1.702                --
                                                       2005      1.496          1.523                --
                                                       2004      1.330          1.496                --
                                                       2003      1.131          1.330                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).........  2006      1.516          1.753           329,012
                                                       2005      1.488          1.516           325,182
                                                       2004      1.403          1.488           276,460
                                                       2003      1.000          1.403           139,676

  LMPVPI Investors Subaccount (Class I) (4/98).......  2006      1.514          1.753           140,317
                                                       2005      1.451          1.514           117,773
                                                       2004      1.342          1.451           148,518
                                                       2003      1.000          1.342            90,649

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Large Cap Growth Subaccount (Class I)
  (7/02).............................................  2006      1.455          1.485            19,410
                                                       2005      1.412          1.455            16,279
                                                       2004      1.435          1.412                --
                                                       2003      1.000          1.435                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.796          1.983           391,493
                                                       2005      1.748          1.796           411,971
                                                       2004      1.551          1.748           374,589
                                                       2003      1.000          1.551           361,629

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (7/02).............................................  2006      1.603          1.743            44,879
                                                       2005      1.489          1.603            44,873
                                                       2004      1.394          1.489                --
                                                       2003      1.000          1.394                --

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      1.426          1.608                --
                                                       2005      1.397          1.426                --
                                                       2004      1.294          1.397                --
                                                       2003      1.000          1.294                --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/02).............................................  2006      1.417          1.560                --
                                                       2005      1.396          1.417                --
                                                       2004      1.316          1.396                --
                                                       2003      1.000          1.316                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (12/03)............................................  2006      0.990          1.010                --
                                                       2005      0.988          0.990                --
                                                       2004      0.997          0.988                --
                                                       2003      0.997          0.997                --

  LMPVPIII Social Awareness Stock Subaccount (8/05)..  2006      1.102          1.162                --
                                                       2005      1.104          1.102                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (6/03).............................................  2006      1.382          1.587                --
                                                       2005      1.366          1.382                --
                                                       2004      1.239          1.366                --
                                                       2003      1.093          1.239                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.614          1.774                --
                                                       2005      1.523          1.614                --
                                                       2004      1.254          1.523                --
                                                       2003      1.101          1.254                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.091          1.124                --
                                                       2005      1.073          1.091                --
                                                       2004      0.982          1.073                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.872          1.777                --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.320          1.386                --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.633          1.724                --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.840          2.020                --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.696          1.733                --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.124          1.184                --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.332          1.391                --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.074                --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      1.016          1.068                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.535          1.511             4,235

  MIST MFS(R) Value Subaccount (Class A) (4/06)......  2006      1.461          1.609                --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.216           690,238

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.449          1.553                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.285          1.327                --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.025                --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.610          1.566                --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.039          1.076                --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.992          1.011         1,251,680

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.436          1.451           262,070

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.561          1.596           340,448

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.330          1.417         1,019,497

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047                --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.065                --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.078          1.142                --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.030          1.062                --

Money Market Portfolio
  Money Market Subaccount (2/97).....................  2006      0.985          0.992                --
                                                       2005      0.978          0.985                --
                                                       2004      0.988          0.978                --
                                                       2003      1.000          0.988                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (7/04).....................................  2006      1.107          1.168                --
                                                       2005      1.069          1.107                --
                                                       2004      0.980          1.069                --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.112          1.096                --
                                                       2005      1.112          1.112                --
                                                       2004      1.043          1.112                --
                                                       2003      1.039          1.043                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.055          1.072                --
                                                       2005      1.051          1.055                --
                                                       2004      1.024          1.051                --
                                                       2003      1.000          1.024                --

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      1.476          1.606                --
                                                       2005      1.406          1.476                --
                                                       2004      1.334          1.406                --
                                                       2003      1.000          1.334                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.663          2.081                --
                                                       2005      1.514          1.663                --
                                                       2004      1.331          1.514                --
                                                       2003      1.000          1.331                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/01).............................................  2006      1.999          2.296                --
                                                       2005      1.907          1.999                --
                                                       2004      1.543          1.907                --
                                                       2003      1.000          1.543                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (10/00)............................................  2006      1.444          1.535                --
                                                       2005      1.356          1.444                --
                                                       2004      1.300          1.356                --
                                                       2003      1.000          1.300                --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.251          1.332                --
                                                       2005      1.273          1.251                --
                                                       2004      1.223          1.273                --
                                                       2003      1.000          1.223                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.717          1.872                --
                                                       2005      1.560          1.717                --
                                                       2004      1.368          1.560                --
                                                       2003      1.000          1.368                --

  Travelers Equity Income Subaccount (12/96).........  2006      1.488          1.561                --
                                                       2005      1.454          1.488           438,930
                                                       2004      1.352          1.454           404,333
                                                       2003      1.000          1.352           341,627

  Travelers Federated High Yield Subaccount (1/97)...  2006      1.289          1.320                --
                                                       2005      1.284          1.289                --
                                                       2004      1.187          1.284                --
                                                       2003      1.000          1.187                --

  Travelers Federated Stock Subaccount (1/97)........  2006      1.452          1.501                --
                                                       2005      1.408          1.452                --
                                                       2004      1.301          1.408                --
                                                       2003      1.000          1.301                --

  Travelers Large Cap Subaccount (12/96).............  2006      1.396          1.436                --
                                                       2005      1.312          1.396           278,072
                                                       2004      1.257          1.312           204,152
                                                       2003      1.000          1.257           188,176

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.541          1.633                --
                                                       2005      1.404          1.541                --
                                                       2004      1.237          1.404                --
                                                       2003      1.000          1.237                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.524          1.610                --
                                                       2005      1.510          1.524                --
                                                       2004      1.351          1.510                --
                                                       2003      1.000          1.351                --

  Travelers MFS(R) Total Return Subaccount (1/97)....  2006      1.290          1.330                --
                                                       2005      1.280          1.290           176,103
                                                       2004      1.172          1.280             7,397
                                                       2003      1.000          1.172                --

  Travelers MFS(R) Value Subaccount (7/00)...........  2006      1.354          1.461                --
                                                       2005      1.299          1.354                --
                                                       2004      1.166          1.299                --
                                                       2003      1.000          1.166                --

  Travelers Mondrian International Stock Subaccount
  (12/96)............................................  2006      1.604          1.840                --
                                                       2005      1.496          1.604                --
                                                       2004      1.320          1.496                --
                                                       2003      1.000          1.320                --

  Travelers Pioneer Fund Subaccount (8/03)...........  2006      1.368          1.449                --
                                                       2005      1.318          1.368                --
                                                       2004      1.211          1.318                --
                                                       2003      1.059          1.211                --

  Travelers Pioneer Strategic Income Subaccount
  (12/96)............................................  2006      1.275          1.285                --
                                                       2005      1.256          1.275                --
                                                       2004      1.156          1.256                --
                                                       2003      1.000          1.156                --

  Travelers Quality Bond Subaccount (12/96)..........  2006      1.051          1.039                --
                                                       2005      1.056          1.051                --
                                                       2004      1.044          1.056                --
                                                       2003      1.000          1.044                --

  Travelers Strategic Equity Subaccount (12/96)......  2006      1.418          1.477                --
                                                       2005      1.419          1.418                --
                                                       2004      1.315          1.419                --
                                                       2003      1.000          1.315                --

  Travelers U.S. Government Securities Subaccount
  (4/05).............................................  2006      1.070          1.030                --
                                                       2005      1.059          1.070                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.559          1.771         2,029,926
                                                       2005      1.529          1.559         2,176,018
                                                       2004      1.330          1.529         1,802,010
                                                       2003      1.000          1.330         1,277,170

  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/98).............................................  2006      1.360          1.422           145,222
                                                       2005      1.288          1.360           168,468
                                                       2004      1.267          1.288           178,575
                                                       2003      1.000          1.267           176,857

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.690          1.845         1,256,438
                                                       2005      1.480          1.690         1,231,144
                                                       2004      1.312          1.480           948,829
                                                       2003      1.000          1.312           735,053

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (6/01)...........................  2006      1.464          1.631                --
                                                       2005      1.239          1.464                --
                                                       2004      1.249          1.239                --
                                                       2003      1.000          1.249                --

  VIP Mid Cap Subaccount (Service Class 2) (1/01)....  2006      1.991          2.192           528,464
                                                       2005      1.723          1.991           479,564
                                                       2004      1.411          1.723           389,025
                                                       2003      1.000          1.411           254,232



* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.



The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AIM Variable Insurance Fund-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Fund-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Funds, Inc.-Mercury Global Allocation V.I. Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Funds, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton Variable Insurance Products Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton Variable Insurance Products Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Balanced Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Lord Abbett Series Fund, Inc.-Growth and Income Portfolio was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Lord Abbett Series Fund, Inc.-Mid-Cap Value Portfolio was replaced by Met Investors Series Trust-Lord Abbett Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Metropolitan Series Fund, Inc.-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large-Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust-MFS Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS

Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each Underlying Fund and where applicable, the former name and the new name of the trust of which the Underlying Fund is a part.

UNDERLYING FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Stock Portfolio                      Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Federated High Yield Portfolio -- Class A    BlackRock High Yield Portfolio -- Class A
  Janus Capital Appreciation                   Janus Forty Portfolio -- Class A
     Portfolio -- Class A
  Mercury Large-Cap Core Portfolio -- Class A  BlackRock Large-Cap Core Portfolio -- Class A


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and/or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio -- Class I                    Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
                                                 INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable Growth and      Legg Mason Partners Variable Appreciation
     Income Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Equity Index    Legg Mason Partners Variable Equity Index
     Portfolio -- Class II                          Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio                               Portfolio

         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------

  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Portfolio                            Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Adjustable      Legg Mason Partners Variable Adjustable Rate
     Rate Income Portfolio                          Income Portfolio
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond     BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE TRUST                   METROPOLITAN SERIES FUND, INC.
  AIM Core Equity Fund -- Series I             Capital Guardian U.S. Equity
                                                    Portfolio -- Class A
CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Credit Suisse Trust Emerging Markets         MFS(R) Emerging Markets Equity
     Portfolio                                      Portfolio -- Class A
LAZARD RETIREMENT SERIES, INC.                 MET INVESTORS SERIES TRUST
  Lazard Retirement Small Cap                  Third Avenue Small Cap Value
     Portfolio -- Service Shares                    Portfolio -- Class B
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Lord Abbett Series Growth and Income         Lord Abbett Growth and Income
     Portfolio -- Class VC                          Portfolio -- Class B
  Lord Abbett Series Mid Cap Value             Lord Abbett Mid-Cap Value Portfolio -- Class
     Portfolio -- Class VC                          B
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative      PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity               MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
  Putnam VT Small Cap Value Fund -- Class IB   Third Avenue Small Cap Value
                                                    Portfolio -- Class B


UNDERLYING FUND SHARE CLASS EXCHANGE
The following former Underlying Fund share class was exchanged into the new Underlying Fund share class.


      FORMER UNDERLYING FUND SHARE CLASS              NEW UNDERLYING FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-06-07-10-11, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-06-07-10-11.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-06-07-10-11

[ ] MLAC-Book-06-07-10-11

                 PORTFOLIO ARCHITECT SELECT ANNUITY PROSPECTUS:
                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes PORTFOLIO ARCHITECT SELECT ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available as of April 30, 2007 are:




DREYFUS VARIABLE INVESTMENT FUND -- INITIAL        Harris Oakmark International
  SHARES                                              Portfolio -- Class A
  Dreyfus Variable Investment Fund                 Janus Forty Portfolio -- Class A
     Appreciation Portfolio                        Lord Abbett Bond Debenture
  Dreyfus Variable Investment Fund Developing         Portfolio -- Class A
     Leaders Portfolio                             Lord Abbett Growth and Income
FIDELITY(R) VARIABLE INSURANCE                        Portfolio -- Class B
  PRODUCTS -- SERVICE CLASS 2                      Met/AIM Capital Appreciation
  VIP Contrafund(R) Portfolio                         Portfolio -- Class A
  VIP Mid Cap Portfolio                            MFS(R) Research International
JANUS ASPEN SERIES -- SERVICE SHARES                  Portfolio -- Class B
  Global Life Sciences Portfolio                   Neuberger Berman Real Estate
  Global Technology Portfolio                         Portfolio -- Class A
  Worldwide Growth Portfolio                     METROPOLITAN SERIES FUND, INC.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          BlackRock Aggressive Growth
  Legg Mason Partners Variable Aggressive             Portfolio -- Class D
     Growth Portfolio -- Class I                   BlackRock Bond Income Portfolio -- Class A
  Legg Mason Partners Variable Appreciation        BlackRock Money Market Portfolio -- Class A
     Portfolio -- Class I                          Capital Guardian U.S. Equity
  Legg Mason Partners Variable Equity Index           Portfolio -- Class A
     Portfolio -- Class II                         FI Large Cap Portfolio -- Class A
  Legg Mason Partners Variable Fundamental         FI Value Leaders Portfolio -- Class D
     Value Portfolio -- Class I                    MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable Investors           T. Rowe Price Large Cap Growth
     Portfolio -- Class I                             Portfolio -- Class B
  Legg Mason Partners Variable Large Cap         PIMCO VARIABLE INSURANCE
     Growth Portfolio -- Class I                   TRUST -- ADMINISTRATIVE CLASS
MET INVESTORS SERIES TRUST                         Total Return Portfolio
  Batterymarch Mid-Cap Stock                     VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
     Portfolio -- Class A                          Comstock Portfolio
  BlackRock High Yield Portfolio -- Class A        Strategic Growth Portfolio





-------

Certain Variable Funding Option have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

THE CONTRACT IS NO LONGER OFFERED TO NEW PURCHASERS.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 800-842-9325 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      7
Condensed Financial Information.........     10
The Annuity Contract....................     10
  Contract Owner Inquiries..............     11
  Purchase Payments.....................     11
  Accumulation Units....................     12
  The Variable Funding Options..........     12
Fixed Account...........................     16
Charges and Deductions..................     17
  General...............................     17
  Withdrawal Charge.....................     17
  Free Withdrawal Allowance.............     18
  Administrative Charges................     18
  Mortality and Expense Risk Charge.....     18
  Variable Liquidity Benefit Charge.....     19
  Enhanced Stepped-Up Provision Charge..     19
  Variable Funding Option Expenses......     19
  Premium Tax...........................     19
  Changes in Taxes Based upon Premium or
     Value..............................     19
Transfers...............................     19
  Market Timing/Excessive Trading.......     20
  Dollar Cost Averaging.................     21
Access to Your Money....................     22
  Systematic Withdrawals................     23
  Loans.................................     23
Ownership Provisions....................     23
  Types of Ownership....................     23
  Contract Owner........................     23
  Beneficiary...........................     23
  Annuitant.............................     24
Death Benefit...........................     24
  Death Proceeds before the Maturity
     Date...............................     24
  Enhanced Stepped-Up Provision.........     25
  Payment of Proceeds...................     26
  Spousal Contract Continuance..........     28
  Beneficiary Contract Continuance......     28
  Planned Death Benefit.................     28
  Death Proceeds after the Maturity
     Date...............................     29
The Annuity Period......................     29
  Maturity Date.........................     29
  Allocation of Annuity.................     29
  Variable Annuity......................     29
  Fixed Annuity.........................     30
Payment Options.........................     30
  Election of Options...................     30
  Annuity Options.......................     30
  Variable Liquidity Benefit............     31
Miscellaneous Contract Provisions.......     31
  Right to Return.......................     31
  Termination...........................     32
  Required Reports......................     32
  Suspension of Payments................     32
The Separate Accounts...................     32
  Performance Information...............     33
Federal Tax Considerations..............     33
  General Taxation of Annuities.........     33
  Types of Contracts: Qualified and Non-
     qualified..........................     34
  Qualified Annuity Contracts...........     34
     Taxation of Qualified Annuity
       Contracts........................     35
     Mandatory Distributions for
       Qualified Plans..................     35
     Individual Retirement Annuities....     35
     TSA's (ERISA and Non-ERISA)........     36
     Roth IRAs..........................     38
  Non-qualified Annuity Contracts.......     38
     Diversification Requirements for
       Variable Annuities...............     39
     Ownership of the Investments.......     39
     Taxation of Death Benefit
       Proceeds.........................     40
  Other Tax Considerations..............     40
     Treatment of Charges for Optional
       Benefits.........................     40
     Puerto Rico Tax Considerations.....     40
     Non-Resident Aliens................     40
     Tax Credits and Deductions.........     40
Other Information.......................     40
  The Insurance Companies...............     40
  Financial Statements..................     41
  Distribution of Variable Annuity
     Contracts..........................     41
  Conformity with State and Federal
     Laws...............................     42
  Voting Rights.........................     42
  Restrictions on Financial
     Transactions.......................     42
  Legal Proceedings.....................     43
Appendix A: Condensed Financial
  Information for MetLife of CT Fund ABD
  for Variable Annuities................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Fund ABD
  II for Variable Annuities.............    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Contents of the Statement of
  Additional Information................    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford CT 06199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 408A, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                       PORTFOLIO ARCHITECT SELECT ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

The Contract is no longer offered to new purchasers. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408A or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual Contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% after seven full years. If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the "Death Benefit" section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)
(as a percentage of the Purchase Payments withdrawn)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(2)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(3)


ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M & E") of 1.25% and an administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P. an optional feature. Below is a summary of all the maximum charges that may apply, depending on the feature you select:



Mortality and Expense Risk Charge...........................................    1.25%*
Administrative Expense Charge...............................................    0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES SELECTED....    1.40%
Optional E.S.P. Charge......................................................    0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. SELECTED..................    1.60%


---------
*     We are waiving the following amounts of the Mortality and Expense Risk
      Charge: an amount equal to the underlying fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio; an amount equal to the underlying fund expenses that are in excess of 0.91% for the Subaccount investing in the Capital Guardian U.S. Equity Portfolio -- Class A; and an amount equal to the Underlying Fund expenses that are in excess of 1.18% for the Subaccount investing in the MFS(R) Research International Portfolio -- Class B.
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for over seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service 12b-1 fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9325.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
  other expenses)                                                         0.38%      1.50%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                          DISTRIBUTION              TOTAL    CONTRACTUAL FEE    NET TOTAL
                                                             AND/OR                 ANNUAL        WAIVER         ANNUAL
                                              MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                                  FEE     (12B-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT     EXPENSES*
----------------                              ----------  ------------  --------  ---------  ---------------  ------------


DREYFUS VARIABLE INVESTMENT FUND INITIAL
  SHARES
  Dreyfus Variable Investment Fund
     Appreciation Portfolio.................     0.75%          --        0.07%     0.82%           --        0.82%
  Dreyfus Variable Investment Fund
     Developing Leaders Portfolio...........     0.75%          --        0.09%     0.84%           --        0.84%(1)
FIDELITY VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio...............     0.57%        0.25%       0.09%     0.91%           --        0.91%
  VIP Mid Cap Portfolio.....................     0.57%        0.25%       0.11%     0.93%           --        0.93%
JANUS ASPEN SERIES -- SERVICE SHARES
  Global Life Sciences Portfolio............     0.64%        0.25%       0.46%     1.35%           --        1.35%
  Global Technology Portfolio...............     0.64%        0.25%       0.21%     1.10%           --        1.10%(1)
  Worldwide Growth Portfolio................     0.60%        0.25%       0.05%     0.90%           --        0.90%(2)
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I++..........     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable Appreciation
     Portfolio -- Class I...................     0.70%          --        0.02%     0.72%           --        0.72%(1)
  Legg Mason Partners Variable Equity Index
     Portfolio -- Class II..................     0.31%        0.25%       0.03%     0.59%           --        0.59%
  Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I.............     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable Investors
     Portfolio -- Class I...................     0.65%          --        0.07%     0.72%           --        0.72%
  Legg Mason Partners Variable Large Cap
     Growth Portfolio -- Class I++..........     0.75%          --        0.04%     0.79%           --        0.79%
LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable Diversified
     Strategic Income Portfolio+............     0.65%          --        0.08%     0.73%           --        0.73%

                                                          DISTRIBUTION              TOTAL    CONTRACTUAL FEE    NET TOTAL
                                                             AND/OR                 ANNUAL        WAIVER         ANNUAL
                                              MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                                  FEE     (12B-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT     EXPENSES*
----------------                              ----------  ------------  --------  ---------  ---------------  ------------

MET INVESTORS SERIES TRUST(3)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A...................     0.70%          --        0.11%     0.81%           --        0.81%(4)
  BlackRock High Yield Portfolio -- Class
     A......................................     0.60%          --        0.32%     0.92%           --        0.92%(4,5)
  Harris Oakmark International
     Portfolio -- Class A...................     0.78%          --        0.13%     0.91%           --        0.91%
  Janus Forty Portfolio -- Class A..........     0.65%          --        0.06%     0.71%           --        0.71%(4)
  Lord Abbett Bond Debenture
     Portfolio -- Class A...................     0.50%          --        0.04%     0.54%           --        0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B...................     0.50%        0.25%       0.03%     0.78%           --        0.78%
  Met/AIM Capital Appreciation
     Portfolio -- Class A...................     0.77%          --        0.09%     0.86%           --        0.86%(4,5,6)
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+..................     1.04%          --        0.29%     1.33%         0.03%       1.30%(7)
  MFS(R) Research International
     Portfolio -- Class B...................     0.72%        0.25%       0.14%     1.11%           --        1.11%
  Neuberger Berman Real Estate
     Portfolio -- Class A...................     0.64%          --        0.04%     0.68%           --        0.68%
METROPOLITAN SERIES FUND, INC.(8)
  BlackRock Aggressive Growth
     Portfolio -- Class D...................     0.72%        0.10%       0.06%     0.88%           --        0.88%
  BlackRock Bond Income Portfolio -- Class
     A......................................     0.39%          --        0.07%     0.46%         0.01%       0.45%(9)
  BlackRock Money Market Portfolio -- Class
     A......................................     0.34%          --        0.04%     0.38%         0.01%       0.37%(10)
  Capital Guardian U.S. Equity
     Portfolio -- Class A...................     0.66%          --        0.06%     0.72%           --        0.72%
  FI Large Cap Portfolio -- Class A.........     0.78%          --        0.06%     0.84%           --        0.84%(11)
  FI Value Leaders Portfolio -- Class D.....     0.64%        0.10%       0.07%     0.81%           --        0.81%
  MFS(R) Total Return Portfolio -- Class F..     0.53%        0.20%       0.05%     0.78%           --        0.78%(11)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B...................     0.60%        0.25%       0.08%     0.93%           --        0.93%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio....................     0.25%          --        0.40%     0.65%           --        0.65%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth Fund+..........     0.70%        0.25%       0.55%     1.50%           --        1.50%
VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
  Comstock Portfolio........................     0.56%        0.25%       0.03%     0.84%           --        0.84%
  Strategic Growth Portfolio................     0.70%        0.25%       0.08%     1.03%           --        1.03%


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus supplement; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+ Not available under all contracts. Availability depends on contract issue date to new investors.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year, in the amount of 0.02% for Dreyfus VIF Developing Leaders Portfolio and for Janus Aspen Series Global Technology Portfolio and 0.01% for Legg Mason Partners Variable Appreciation Portfolio.
(2) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(4) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(5) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(6) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(7) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.

(8) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(11) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses and that you have elected the E.S.P., optional death benefit. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits.


                                                                                         IF CONTRACT IS NOT SURRENDERED OR
                                               IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                     END OF PERIOD SHOWN:                             SHOWN:
                                        ----------------------------------------------  ----------------------------------
FUNDING OPTION                            1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                          ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses.............     $917       $1,418      $2,001      $3,431       $317        $968       $1,641
Underlying Fund with Minimum Total
Annual Operating Expenses.............     $805       $1,083      $1,447      $2,341       $205        $633       $1,087

                                          IF CONTRACT IS NOT
                                            SURRENDERED OR
                                         ANNUITIZED AT THE END
                                           OF PERIOD SHOWN:
                                        ----------------------
FUNDING OPTION                                 10 YEARS
--------------                          ----------------------


Underlying Fund with Maximum Total
Annual Operating Expenses.............                $3,431
Underlying Fund with Minimum Total
Annual Operating Expenses.............                $2,341


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Portfolio Architect Select Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

This Contract is no longer available to new purchasers.

The ages of the owner and Annuitant determine if you can purchase this Contract and which optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                         ANNUITANT ON THE CONTRACT DATE
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                         Age 85
Enhanced Stepped-Up Provision (E.S.P.)                                         Age 75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9325.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a

Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or sub-adviser is one of our affiliates or whether the Underlying Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund(s) may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table --

Underlying Fund Fees and Expenses" and "Other Information -- Distribution of Variable Annuity Contracts.") The payments are deducted from the assets of the Underlying Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Funds' investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment adviser and fees. You may obtain an Underlying Fund prospectus by calling 800-842-9325 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Dreyfus Variable Investment Fund   Seeks long-term capital growth     The Dreyfus Corporation
  Appreciation Portfolio           consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital.  Its secondary goal
                                   is current income.
Dreyfus Variable Investment Fund   Seeks capital growth.              The Dreyfus Corporation
  Developing Leaders Portfolio
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
VIP Contrafund(R) Portfolio        Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
VIP Mid Cap Portfolio              Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
JANUS ASPEN SERIES -- SERVICE
  SHARES
Global Life Sciences Portfolio     Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term capital growth.    Janus Capital Management LLC
Worldwide Growth Portfolio         Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason Partners Variable       Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
  Aggressive Growth                                                   LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
  Appreciation Portfolio -- Class  capital.                           LLC
  I                                                                   Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks investment results that,     Legg Mason Partners Fund Advisor,
  Equity Index Portfolio -- Class  before expenses, correspond to     LLC
  II                               the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500 Index.              Financial Management, Inc.
Legg Mason Partners Variable       Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
  Fundamental Value                Current income is a secondary      LLC
  Portfolio -- Class I             consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Investors Portfolio -- Class I   capital. Current income is a       LLC
                                   secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Partners Variable       Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Growth                 capital.                           LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
Legg Mason Partners Variable       Seeks to provide high current      Legg Mason Partners Fund Advisor,
  Diversified Strategic Income     income and to limit the degree of  LLC
  Portfolio+                       fluctuation of its net asset       Subadviser: Western Asset
                                   value resulting from movements in  Management Company
                                   interest rates.
MET INVESTORS SERIES TRUST
Batterymarch Mid-Cap Stock         Seeks growth of capital.           Met Investors Advisory LLC
  Portfolio -- Class A                                                Subadviser: Batterymarch
                                                                      Financial Management, Inc.
BlackRock High Yield               Seeks to maximize total return,    Met Investors Advisory LLC
  Portfolio -- Class A             consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
Harris Oakmark International       Seeks long-term capital            Met Investors Advisory LLC
  Portfolio -- Class A             appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.        Met Investors Advisory LLC
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
Lord Abbett Bond Debenture         Seeks to provide high current      Met Investors Advisory LLC
  Portfolio -- Class A             income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
Lord Abbett Growth and Income      Seeks long-term growth of capital  Met Investors Advisory LLC
  Portfolio -- Class B             and current income without         Subadviser: Lord, Abbett & Co.
                                   excessive fluctuations in the      LLC
                                   market value.
Met/AIM Capital Appreciation       Seeks capital appreciation.        Met Investors Advisory LLC
  Portfolio -- Class A                                                Subadviser: A I M Capital
                                                                      Management, Inc.
MFS(R) Emerging Markets Equity     Seeks capital appreciation.        Met Investors Advisory LLC
  Portfolio -- Class A+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
MFS(R) Research International      Seeks capital appreciation.        Met Investors Advisory LLC
  Portfolio -- Class B                                                Subadviser: Massachusetts
                                                                      Financial Services Company
Neuberger Berman Real Estate       Seeks to provide total return      Met Investors Advisory LLC
  Portfolio -- Class A             through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management Inc.
                                   capital appreciation and current
                                   income.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Bond Income              Seeks competitive total return     MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
BlackRock Money Market             Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
Capital Guardian U.S. Equity       Seeks long-term growth of          MetLife Advisers LLC
  Portfolio -- Class A             capital.                           Subadviser: Capital Guardian
                                                                      Trust Company
FI Large Cap Portfolio -- Class A  Seeks long-term growth of          MetLife Advisers, LLC
                                   capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
FI Value Leaders                   Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class D             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
MFS(R) Total Return                Seeks a favorable total return     MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
T. Rowe Price Large Cap Growth     Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B             and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
Total Return Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT Discovery Growth Fund+   Seeks long-term growth of          Putnam Investment Management, LLC
                                   capital.
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
Comstock Portfolio                 Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
Strategic Growth Portfolio         Seeks capital appreciation.        Van Kampen Asset Management


---------
+ Not available under all contracts. Availability depends on contract issue date.

Certain closed Variable Funding Options may have been subject to a merger, substitution or other change. Please see Appendix C: "Additional Information Regarding the Underlying Funds."

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:


         YEARS SINCE PURCHASE PAYMENT MADE              WITHDRAWAL CHARGE
--------------------------------------------------    ---------------------
  GREATER THAN OR EQUAL TO         BUT LESS THAN


           0 years                    2 years                   6%
           2 years                    4 years                   5%
           4 years                    5 years                   4%
           5 years                    6 years                   3%
           6 years                    7 years                   2%
          7+ years                                              0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a)  any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested. We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if an annuity payout has begun

     -    if an income option of at least five year's duration is begun

     - due to a minimum distribution under our minimum distribution rules then in effect

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal allowance applies to partial and full surrenders.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The annual Contract administrative charge will be deducted on a pro rata basis from amounts allocated to the Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge is equal to 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your registered representative.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Dreyfus VIF Developing Leaders Portfolio, Janus Aspen Series Global Technology Portfolio, Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable Diversified Strategic Income Portfolio, BlackRock High Yield Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Emerging Markets Equity Portfolio, and MFS(R) Research International Portfolio, (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options except, that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender or withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals or

     (3)  the step-up value (if any, as described below)

STEP-UP VALUE. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals.

PARTIAL SURRENDER REDUCTIONS. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new step-up value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new step-up value would be $50,000-$16,666, or $33,334.

IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

     (1)  the Contract Value on the Death Report Date or

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 x (10,000/55,000) = $9,090

You new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be 50,000-16,666 = $33,334

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   The beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
Owner (who is the Annuitant)  The beneficiary (ies), or if   The beneficiary elects to      Yes
(with no joint owner)         none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
Non-Spousal Joint Owner (who  The surviving joint owner.                                    Yes
is not the Annuitant)
---------------------------------------------------------------------------------------------------------------
Non-Spousal Joint Owner (who  The beneficiary(ies), or if    The beneficiary elects to      Yes
is the Annuitant)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
Spousal Joint Owner (who is   The surviving joint owner.     The spouse elects to           Yes
not the Annuitant)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
Spousal Joint Owner (who is   The beneficiary (ies) or, if   The spouse elects to           Yes
the Annuitant)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract and
                                                             instruct the Company to pay
                                                             the beneficiary who may
                                                             elect to continue the
                                                             Contract.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

Annuitant (who is not the     The beneficiary (ies), or if   The beneficiary elects to      Yes
Contract Owner)               none, to the Contract Owner.   continue the Contract rather
                              If the Contract Owner is not   than receive the
                              living, then to the            distribution.
                              surviving joint owner. If
                              none, then to the Contract
                              Owner's estate.
                                                             But, if there is a
                                                             Contingent Annuitant, then
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------
Annuitant (who is the         See death of "owner who is                                    Yes
Contract Owner)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
Annuitant (where owner is a   The beneficiary (ies) or if                                   Yes (Death of
nonnatural entity/trust)      none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
Beneficiary                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
Contingent Beneficiary        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   The beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive a distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the Annuitant's death, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and the Annuitant's 75th birthday of Non-qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.


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TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD for Variable Annuities ("Fund ABD ") and MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"), respectively. References to "Separate Account" refer either to Fund ABD or Fund ABD II, depending on the issuer of your Contract. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not

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bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transaction under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on

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fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income
(top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including
IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has not been submitted to the IRS for approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.


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

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Stepped-Up Provision, if available in your Contract) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 408 AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007 and $5,000 in 2008, and may be indexed for inflation in years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both

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

spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued to final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWAL AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

- Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those Purchase Payments);

- Is directly transferred to another permissible investment under sec.403(b) arrangements;

- Relates to amounts that are not salary reduction elective deferrals;

- Occurs after you die, leave your job or become disabled (as defined by the Code); or

- Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(b) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.


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

3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contribution by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

7. We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414{v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions"').

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.


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

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you Employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement, failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

It is possible that the Internal Revenue Service may take the position that certain benefits or the charges for certain benefits such as guaranteed death benefits and certain living benefits (e.g. Guaranteed Minimum Withdrawal Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these earnings and benefits as an intrinsic part of the Contract and do not report them as taxable income until distributions are actually made. However, it is possible that this may change if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under 59 1/2.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers but it continues to accept Purchase Payments from Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory, LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.081          3,620,006

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      0.696          0.731                 --
                                                       2005      0.668          0.696          5,434,277
                                                       2004      0.640          0.668          6,216,851
                                                       2003      0.519          0.640          6,961,089
                                                       2002      0.755          0.519          7,491,542
                                                       2001      0.875          0.755          7,280,717
                                                       2000      1.000          0.875          1,020,328

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.642          0.629                 --
                                                       2005      0.567          0.642         12,264,209
                                                       2004      0.531          0.567         14,267,431
                                                       2003      0.436          0.531         15,968,585
                                                       2002      0.640          0.436         18,860,012
                                                       2001      0.786          0.640         21,249,041
                                                       2000      1.000          0.786          8,906,509

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      2.174          2.153                 --
                                                       2005      1.865          2.174         20,519,771
                                                       2004      1.583          1.865         23,444,034
                                                       2003      1.285          1.583         26,729,382
                                                       2002      1.739          1.285         30,618,827
                                                       2001      2.387          1.739         37,797,218
                                                       2000      3.098          2.387         37,804,248
                                                       1999      2.046          3.098         25,971,911
                                                       1998      1.283          2.046         10,561,314
                                                       1997      1.032          1.283            870,525

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      1.507          1.970          2,486,413
                                                       2005      1.195          1.507          2,014,405
                                                       2004      0.970          1.195          1,952,627
                                                       2003      0.688          0.970          2,025,657
                                                       2002      0.789          0.688          2,659,825
                                                       2001      0.886          0.789          2,463,748
                                                       2000      1.313          0.886          2,477,705
                                                       1999      0.734          1.313            892,012
                                                       1998      1.000          0.734            223,688

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      2.244          2.934                 --
                                                       2005      2.123          2.244          4,181,107
                                                       2004      1.639          2.123          4,852,394
                                                       2003      1.240          1.639          4,631,163
                                                       2002      1.203          1.240          4,187,869
                                                       2001      1.121          1.203          1,959,474
                                                       2000      0.866          1.121            732,010
                                                       1999      0.901          0.866            357,910
                                                       1998      1.000          0.901             96,983

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.121          1.287          6,574,218
                                                       2005      1.089          1.121          7,798,581
                                                       2004      1.051          1.089          9,090,416
                                                       2003      0.880          1.051         10,276,258
                                                       2002      1.071          0.880         10,947,330
                                                       2001      1.198          1.071         11,107,345
                                                       2000      1.223          1.198         10,147,802
                                                       1999      1.112          1.223          7,840,789
                                                       1998      1.000          1.112          2,937,245

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.298          1.328          9,802,317
                                                       2005      1.244          1.298         11,125,651
                                                       2004      1.133          1.244         12,500,426
                                                       2003      0.872          1.133         13,746,841
                                                       2002      1.094          0.872         13,477,877
                                                       2001      1.182          1.094         11,594,005
                                                       2000      1.058          1.182          6,798,006
                                                       1999      0.871          1.058          3,387,052
                                                       1998      1.000          0.871          1,435,805

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.066          1.102                 --
                                                       2005      1.004          1.066         10,647,659
                                                       2004      0.941          1.004         12,240,173
                                                       2003      0.839          0.941         14,072,516
                                                       2002      0.911          0.839         14,830,766
                                                       2001      0.972          0.911         13,475,207
                                                       2000      1.000          0.972          4,934,773

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.004          1.053          2,705,676
                                                       2005      0.907          1.004          3,155,118
                                                       2004      0.805          0.907          3,476,009
                                                       2003      0.647          0.805          3,630,574
                                                       2002      0.931          0.647          3,729,488
                                                       2001      1.135          0.931          4,102,883
                                                       2000      1.000          1.135          1,951,454

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.381          0.405          7,215,772
                                                       2005      0.346          0.381          7,921,106
                                                       2004      0.349          0.346         10,149,731
                                                       2003      0.242          0.349         10,039,692
                                                       2002      0.415          0.242         11,940,339
                                                       2001      0.672          0.415         10,706,223
                                                       2000      1.000          0.672          5,661,986

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.584          0.679          9,300,854
                                                       2005      0.561          0.584         10,682,752
                                                       2004      0.544          0.561         12,214,595
                                                       2003      0.446          0.544         13,388,686
                                                       2002      0.609          0.446         15,628,277
                                                       2001      0.798          0.609         16,824,804
                                                       2000      1.000          0.798          7,908,763

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.698          1.977          9,460,702
                                                       2005      1.655          1.698         10,354,574
                                                       2004      1.549          1.655         11,436,639
                                                       2003      1.130          1.549         11,935,706
                                                       2002      1.529          1.130         11,108,929
                                                       2001      1.522          1.529          5,065,288

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.377          1.606         13,024,732
                                                       2005      1.311          1.377         15,084,411
                                                       2004      1.204          1.311         17,246,134
                                                       2003      0.923          1.204         18,513,035
                                                       2002      1.216          0.923         19,285,141
                                                       2001      1.287          1.216         15,853,833
                                                       2000      1.132          1.287          7,090,936
                                                       1999      1.029          1.132          3,905,967
                                                       1998      1.000          1.029          1,764,644

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (6/97).............  2006      1.466          1.660         12,793,336
                                                       2005      1.426          1.466         14,888,561
                                                       2004      1.329          1.426         15,961,895
                                                       2003      1.082          1.329         16,954,979
                                                       2002      1.330          1.082         16,561,286
                                                       2001      1.405          1.330         13,756,405
                                                       2000      1.431          1.405          9,922,836
                                                       1999      1.283          1.431          6,935,912
                                                       1998      1.092          1.283          3,710,315
                                                       1997      1.000          1.092            506,282

  LMPVPII Diversified Strategic Income Subaccount
  (6/97).............................................  2006      1.380          1.434          5,539,069
                                                       2005      1.364          1.380          6,960,623
                                                       2004      1.296          1.364          8,191,128
                                                       2003      1.176          1.296         10,456,243
                                                       2002      1.138          1.176         10,925,399
                                                       2001      1.118          1.138         12,784,586
                                                       2000      1.103          1.118         11,430,969
                                                       1999      1.100          1.103         10,783,437
                                                       1998      1.048          1.100          7,076,327
                                                       1997      1.000          1.048            733,829

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      0.914          1.038         12,059,361
                                                       2005      0.889          0.914         13,990,381
                                                       2004      0.818          0.889         15,621,864
                                                       2003      0.649          0.818         15,860,350
                                                       2002      0.848          0.649         15,365,066
                                                       2001      0.982          0.848         13,010,004
                                                       2000      1.098          0.982          4,272,617
                                                       1999      1.000          1.098            753,819

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Fundamental Value Subaccount (5/98)........  2006      1.488          1.714         20,470,716
                                                       2005      1.440          1.488         23,517,339
                                                       2004      1.350          1.440         25,754,075
                                                       2003      0.987          1.350         26,495,994
                                                       2002      1.272          0.987         27,230,503
                                                       2001      1.362          1.272         17,065,180
                                                       2000      1.146          1.362          4,380,339
                                                       1999      0.953          1.146          1,958,751
                                                       1998      1.000          0.953            708,254

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      0.994          1.066         27,151,602
                                                       2005      0.903          0.994         30,287,420
                                                       2004      0.833          0.903         32,536,441
                                                       2003      0.628          0.833         32,805,043
                                                       2002      0.945          0.628         31,569,639
                                                       2001      1.000          0.945         11,974,631

  LMPVPIII Large Cap Growth Subaccount (5/01)........  2006      1.006          1.038          3,679,357
                                                       2005      0.970          1.006          4,321,426
                                                       2004      0.980          0.970          4,478,365
                                                       2003      0.673          0.980          4,314,762
                                                       2002      0.908          0.673          2,968,586
                                                       2001      1.000          0.908          1,184,451

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.601          2.480          4,019,985

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.519          1.603          7,148,612

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.431          1.579          9,755,382

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.153          2.210         16,221,972

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.604          1.684          7,317,605

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)...................................  2006      1.001          1.079          7,199,086

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.676          0.668          3,255,449

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.222          9,810,578

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.069          1.045         20,526,568

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.400          1.456         20,632,393

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.203          1.232         13,699,584

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.586          1.610         24,184,274

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.960          2.014         15,669,108

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.851          1.981         34,627,074

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.070          7,274,097

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      1.192          1.203                 --
                                                       2005      1.175          1.192         14,781,794
                                                       2004      1.179          1.175         19,265,493
                                                       2003      1.187          1.179         26,060,260
                                                       2002      1.187          1.187         37,562,237
                                                       2001      1.160          1.187         40,133,062
                                                       2000      1.107          1.160         15,545,185
                                                       1999      1.070          1.107         16,750,270
                                                       1998      1.033          1.070          9,244,927
                                                       1997      1.000          1.033            345,682

PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.226          1.255         14,816,298
                                                       2005      1.213          1.226         16,712,465
                                                       2004      1.173          1.213         18,497,713
                                                       2003      1.132          1.173         20,769,372
                                                       2002      1.053          1.132         20,028,983
                                                       2001      1.000          1.053          4,888,796

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.817          0.895            268,334
                                                       2005      0.773          0.817            272,443
                                                       2004      0.728          0.773            306,260
                                                       2003      0.560          0.728            310,382
                                                       2002      0.806          0.560            299,898
                                                       2001      1.000          0.806            269,501

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.118          1.408          2,750,005
                                                       2005      1.011          1.118          2,117,519
                                                       2004      0.882          1.011          2,056,976
                                                       2003      0.696          0.882          1,956,203
                                                       2002      0.857          0.696          3,980,191
                                                       2001      1.000          0.857          1,555,346

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      0.634          0.676                 --
                                                       2005      0.591          0.634          3,429,858
                                                       2004      0.563          0.591          4,221,518
                                                       2003      0.442          0.563          4,537,981
                                                       2002      0.588          0.442          5,204,466
                                                       2001      0.783          0.588          5,177,186
                                                       2000      1.000          0.783            980,787

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.504          1.604                 --
                                                       2005      1.520          1.504          8,835,146
                                                       2004      1.450          1.520         10,337,381
                                                       2003      1.165          1.450         10,925,597
                                                       2002      1.270          1.165         11,385,903
                                                       2001      1.299          1.270          9,680,620
                                                       2000      1.170          1.299          3,349,925
                                                       1999      1.000          1.170          1,137,997
                                                       1998      1.000          1.000            458,699

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.380          2.601                 --
                                                       2005      2.146          2.380          4,699,533
                                                       2004      1.869          2.146          5,287,543
                                                       2003      1.417          1.869          5,505,923
                                                       2002      1.677          1.417          5,642,651
                                                       2001      1.773          1.677          5,089,354
                                                       2000      1.541          1.773          3,629,362
                                                       1999      1.377          1.541          2,663,507
                                                       1998      1.195          1.377          1,425,770
                                                       1997      1.000          1.195            120,880

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Equity Income Subaccount (5/97)..........  2006      1.864          1.960                 --
                                                       2005      1.810          1.864         19,336,704
                                                       2004      1.670          1.810         22,752,381
                                                       2003      1.291          1.670         24,652,637
                                                       2002      1.521          1.291         25,581,166
                                                       2001      1.652          1.521         27,130,603
                                                       2000      1.535          1.652         22,535,737
                                                       1999      1.484          1.535         19,892,863
                                                       1998      1.339          1.484         12,301,819
                                                       1997      1.026          1.339            639,656

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.480          1.519                 --
                                                       2005      1.464          1.480          8,626,242
                                                       2004      1.345          1.464          9,967,219
                                                       2003      1.114          1.345         11,222,864
                                                       2002      1.089          1.114         10,745,854
                                                       2001      1.084          1.089         10,746,070
                                                       2000      1.196          1.084         10,245,417
                                                       1999      1.177          1.196         10,237,038
                                                       1998      1.140          1.177          7,715,310
                                                       1997      1.000          1.140            620,667

  Travelers Federated Stock Subaccount (5/97)........  2006      1.804          1.869                 --
                                                       2005      1.737          1.804          4,173,260
                                                       2004      1.593          1.737          5,117,199
                                                       2003      1.266          1.593          5,608,556
                                                       2002      1.592          1.266          5,995,963
                                                       2001      1.588          1.592          6,935,446
                                                       2000      1.552          1.588          7,399,547
                                                       1999      1.494          1.552          7,710,739
                                                       1998      1.285          1.494          4,599,587
                                                       1997      1.000          1.285            352,550

  Travelers Large Cap Subaccount (6/97)..............  2006      1.538          1.586                 --
                                                       2005      1.435          1.538         14,843,563
                                                       2004      1.366          1.435         17,524,614
                                                       2003      1.111          1.366         19,563,576
                                                       2002      1.459          1.111         21,047,549
                                                       2001      1.790          1.459         24,478,964
                                                       2000      2.123          1.790         22,306,844
                                                       1999      1.665          2.123         15,562,311
                                                       1998      1.245          1.665          6,662,550
                                                       1997      1.023          1.245            491,869

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.010          1.069                 --
                                                       2005      0.994          1.010         25,184,582
                                                       2004      0.883          0.994         14,951,676
                                                       2003      0.653          0.883         16,234,877
                                                       2002      1.295          0.653         17,198,804
                                                       2001      1.721          1.295         17,692,810
                                                       2000      1.595          1.721         10,884,619
                                                       1999      0.985          1.595          3,220,420
                                                       1998      1.000          0.985            696,846

  Travelers MFS(R) Total Return Subaccount (5/97)....  2006      1.792          1.851                 --
                                                       2005      1.765          1.792         34,709,362
                                                       2004      1.606          1.765         40,255,596
                                                       2003      1.397          1.606         42,355,172
                                                       2002      1.496          1.397         42,888,210
                                                       2001      1.517          1.496         38,437,801
                                                       2000      1.319          1.517         29,382,873
                                                       1999      1.303          1.319         27,173,225
                                                       1998      1.183          1.303         16,380,184
                                                       1997      1.000          1.183            962,287

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.245          1.431                 --
                                                       2005      1.153          1.245         10,978,822
                                                       2004      1.010          1.153         11,645,822
                                                       2003      0.796          1.010         12,049,553
                                                       2002      0.928          0.796         13,668,745
                                                       2001      1.275          0.928         15,755,872
                                                       2000      1.460          1.275         14,943,761
                                                       1999      1.216          1.460         10,264,070
                                                       1998      1.095          1.216          6,533,760
                                                       1997      1.027          1.095            849,629

  Travelers Quality Bond Subaccount (5/97)...........  2006      1.412          1.400                 --
                                                       2005      1.409          1.412         23,917,150
                                                       2004      1.383          1.409         30,744,474
                                                       2003      1.311          1.383         36,575,985
                                                       2002      1.257          1.311         38,049,778
                                                       2001      1.190          1.257         30,037,629
                                                       2000      1.128          1.190         16,565,402
                                                       1999      1.131          1.128         13,396,194
                                                       1998      1.057          1.131          9,328,606
                                                       1997      1.001          1.057            378,758

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (6/97).......  2006      1.412          1.474                 --
                                                       2005      1.403          1.412         16,374,889
                                                       2004      1.291          1.403         19,972,191
                                                       2003      0.988          1.291         22,746,591
                                                       2002      1.508          0.988         25,274,766
                                                       2001      1.765          1.508         31,918,323
                                                       2000      2.189          1.765         32,922,575
                                                       1999      1.679          2.189         25,024,627
                                                       1998      1.319          1.679         13,211,206
                                                       1997      1.037          1.319          1,062,634

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.247          1.427          6,312,254
                                                       2005      1.215          1.247          7,096,647
                                                       2004      1.049          1.215          6,571,850
                                                       2003      0.814          1.049          6,680,549
                                                       2002      1.024          0.814          6,548,811
                                                       2001      1.069          1.024          3,476,351

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)........................................  2006      0.618          0.625          2,147,740
                                                       2005      0.582          0.618          2,411,253
                                                       2004      0.553          0.582          2,665,643
                                                       2003      0.441          0.553          3,182,408
                                                       2002      0.664          0.441          3,785,426
                                                       2001      0.986          0.664          2,180,793

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.172          1.288         14,274,032
                                                       2005      1.019          1.172         14,262,420
                                                       2004      0.897          1.019         10,841,489
                                                       2003      0.710          0.897         10,150,010
                                                       2002      0.796          0.710          9,701,628
                                                       2001      0.923          0.796          8,023,592
                                                       2000      1.000          0.923          3,113,370

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.729          1.917          8,419,538
                                                       2005      1.486          1.729          8,136,691
                                                       2004      1.209          1.486          7,053,117
                                                       2003      0.887          1.209          6,373,888
                                                       2002      0.999          0.887          5,310,526
                                                       2001      1.050          0.999          1,727,443

                         SEPARATE ACCOUNT CHARGES 1.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.080                --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      0.689          0.724                --
                                                       2005      0.663          0.689                --
                                                       2004      0.637          0.663               904
                                                       2003      0.517          0.637               908
                                                       2002      0.754          0.517             1,313
                                                       2001      1.000          0.754                --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.636          0.622                --
                                                       2005      0.563          0.636            21,061
                                                       2004      0.528          0.563            21,673
                                                       2003      0.435          0.528            24,603
                                                       2002      0.639          0.435            35,399
                                                       2001      1.000          0.639            31,971

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      2.154          2.131                --
                                                       2005      1.851          2.154            29,855
                                                       2004      1.574          1.851            31,319
                                                       2003      1.280          1.574            37,316
                                                       2002      1.737          1.280            40,937
                                                       2001      1.000          1.737            53,852

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      1.493          1.947                --
                                                       2005      1.186          1.493                --
                                                       2004      0.964          1.186                --
                                                       2003      0.686          0.964             1,272
                                                       2002      0.788          0.686             1,211
                                                       2001      1.000          0.788                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      2.222          2.901                --
                                                       2005      2.107          2.222            13,680
                                                       2004      1.630          2.107            15,208
                                                       2003      1.235          1.630            27,316
                                                       2002      1.201          1.235            28,968
                                                       2001      1.000          1.201            26,587

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.110          1.272                --
                                                       2005      1.081          1.110                --
                                                       2004      1.045          1.081            37,696
                                                       2003      0.876          1.045            40,814
                                                       2002      1.069          0.876            46,073
                                                       2001      1.000          1.069            47,043

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.286          1.313            16,336
                                                       2005      1.235          1.286            16,137
                                                       2004      1.127          1.235            16,120
                                                       2003      0.869          1.127            12,414
                                                       2002      1.092          0.869            12,139
                                                       2001      1.000          1.092             2,257

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.056          1.091                --
                                                       2005      0.997          1.056           255,617
                                                       2004      0.935          0.997           253,885
                                                       2003      0.836          0.935           258,345
                                                       2002      0.910          0.836           349,207
                                                       2001      1.000          0.910           334,095

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      0.995          1.041                --
                                                       2005      0.900          0.995             2,595
                                                       2004      0.801          0.900             2,739
                                                       2003      0.645          0.801             9,514
                                                       2002      0.930          0.645             9,514
                                                       2001      1.000          0.930             9,514

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.377          0.400                --
                                                       2005      0.344          0.377                --
                                                       2004      0.347          0.344                --
                                                       2003      0.241          0.347                --
                                                       2002      0.414          0.241                --
                                                       2001      1.000          0.414                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.578          0.671           135,964
                                                       2005      0.557          0.578           147,388
                                                       2004      0.541          0.557           160,200
                                                       2003      0.444          0.541           175,769
                                                       2002      0.608          0.444           178,641
                                                       2001      1.000          0.608           259,969

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.682          1.955           153,954
                                                       2005      1.642          1.682           158,785
                                                       2004      1.541          1.642           208,469
                                                       2003      1.126          1.541           166,575
                                                       2002      1.527          1.126           164,831
                                                       2001      1.000          1.527           133,745

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.364          1.588           253,203
                                                       2005      1.301          1.364           283,213
                                                       2004      1.198          1.301           327,409
                                                       2003      0.920          1.198           333,678
                                                       2002      1.214          0.920           340,212
                                                       2001      1.000          1.214           197,379

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (6/97).............  2006      1.452          1.641                --
                                                       2005      1.415          1.452                --
                                                       2004      1.322          1.415                --
                                                       2003      1.078          1.322                --
                                                       2002      1.328          1.078                --
                                                       2001      1.000          1.328                --

  LMPVPII Diversified Strategic Income Subaccount
  (6/97).............................................  2006      1.367          1.417                --
                                                       2005      1.354          1.367                --
                                                       2004      1.289          1.354                --
                                                       2003      1.172          1.289                --
                                                       2002      1.136          1.172                --
                                                       2001      1.000          1.136                --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      0.905          1.026             2,997
                                                       2005      0.882          0.905            55,348
                                                       2004      0.813          0.882            57,471
                                                       2003      0.647          0.813            59,532
                                                       2002      0.847          0.647            59,536
                                                       2001      1.000          0.847            56,525

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Fundamental Value Subaccount (5/98)........  2006      1.474          1.694                --
                                                       2005      1.429          1.474                --
                                                       2004      1.342          1.429                --
                                                       2003      0.984          1.342                --
                                                       2002      1.270          0.984                --
                                                       2001      1.000          1.270                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      0.985          1.054                --
                                                       2005      0.896          0.985                --
                                                       2004      0.828          0.896                --
                                                       2003      0.626          0.828                --
                                                       2002      0.944          0.626                --
                                                       2001      1.000          0.944             2,000

  LMPVPIII Large Cap Growth Subaccount (5/01)........  2006      0.997          1.026                --
                                                       2005      0.962          0.997                --
                                                       2004      0.975          0.962                --
                                                       2003      0.671          0.975                --
                                                       2002      0.906          0.671                --
                                                       2001      1.000          0.906                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.574          2.451             1,490

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.503          1.585            30,954

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.416          1.561                --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.131          2.185            22,885

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.588          1.664            13,256

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)...................................  2006      1.001          1.078            14,782

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.669          0.661           151,277

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.220           431,019

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.058          1.033             5,017

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.386          1.440            21,924

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.191          1.218           464,414

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.570          1.591           142,060

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.940          1.990           190,094

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.832          1.958           902,238

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.069            10,762

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      1.180          1.191                --
                                                       2005      1.166          1.180             2,718
                                                       2004      1.173          1.166             2,721
                                                       2003      1.182          1.173             6,947
                                                       2002      1.185          1.182                --
                                                       2001      1.000          1.185                --

PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.214          1.241            17,344
                                                       2005      1.204          1.214            17,346
                                                       2004      1.167          1.204            17,348
                                                       2003      1.129          1.167             4,633
                                                       2002      1.051          1.129             3,948
                                                       2001      1.000          1.051           289,359

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.810          0.885                --
                                                       2005      0.767          0.810                --
                                                       2004      0.725          0.767                --
                                                       2003      0.558          0.725                --
                                                       2002      0.805          0.558                --
                                                       2001      1.000          0.805                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.108          1.392             2,729
                                                       2005      1.003          1.108             2,729
                                                       2004      0.877          1.003             2,729
                                                       2003      0.694          0.877             2,729
                                                       2002      0.856          0.694                --
                                                       2001      1.000          0.856                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      0.628          0.669                --
                                                       2005      0.587          0.628           132,550
                                                       2004      0.560          0.587            30,876
                                                       2003      0.440          0.560                --
                                                       2002      0.587          0.440                --
                                                       2001      1.000          0.587                --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.490          1.588                --
                                                       2005      1.509          1.490            19,671
                                                       2004      1.442          1.509            22,919
                                                       2003      1.161          1.442            29,525
                                                       2002      1.268          1.161            28,571
                                                       2001      1.000          1.268            25,172

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.357          2.574                --
                                                       2005      2.130          2.357             2,435
                                                       2004      1.859          2.130             2,610
                                                       2003      1.412          1.859            12,035
                                                       2002      1.675          1.412            12,327
                                                       2001      1.000          1.675            11,704

  Travelers Equity Income Subaccount (5/97)..........  2006      1.847          1.940                --
                                                       2005      1.796          1.847           196,100
                                                       2004      1.661          1.796           109,068
                                                       2003      1.287          1.661            74,811
                                                       2002      1.519          1.287            64,328
                                                       2001      1.000          1.519            89,211

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.466          1.503                --
                                                       2005      1.453          1.466            53,248
                                                       2004      1.337          1.453            56,020
                                                       2003      1.110          1.337            32,777
                                                       2002      1.088          1.110            19,150
                                                       2001      1.000          1.088            19,686

  Travelers Federated Stock Subaccount (5/97)........  2006      1.787          1.850                --
                                                       2005      1.724          1.787             1,588
                                                       2004      1.585          1.724             1,590
                                                       2003      1.262          1.585             1,592
                                                       2002      1.589          1.262                --
                                                       2001      1.000          1.589                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Large Cap Subaccount (6/97)..............  2006      1.523          1.570                --
                                                       2005      1.424          1.523           151,394
                                                       2004      1.358          1.424           121,374
                                                       2003      1.107          1.358           108,069
                                                       2002      1.457          1.107           108,235
                                                       2001      1.000          1.457           138,251

  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.000          1.058                --
                                                       2005      0.986          1.000             5,030
                                                       2004      0.878          0.986             4,998
                                                       2003      0.651          0.878             2,891
                                                       2002      1.293          0.651             4,108
                                                       2001      1.000          1.293             3,615

  Travelers MFS(R) Total Return Subaccount (5/97)....  2006      1.775          1.832                --
                                                       2005      1.752          1.775           380,398
                                                       2004      1.597          1.752           258,177
                                                       2003      1.392          1.597            65,016
                                                       2002      1.493          1.392            46,137
                                                       2001      1.000          1.493           139,865

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.233          1.416                --
                                                       2005      1.144          1.233             1,181
                                                       2004      1.004          1.144             1,184
                                                       2003      0.793          1.004             1,258
                                                       2002      0.926          0.793             1,301
                                                       2001      1.000          0.926                --

  Travelers Quality Bond Subaccount (5/97)...........  2006      1.399          1.386                --
                                                       2005      1.398          1.399            52,713
                                                       2004      1.376          1.398            53,614
                                                       2003      1.306          1.376            72,206
                                                       2002      1.255          1.306            89,378
                                                       2001      1.000          1.255            34,750

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.399          1.459                --
                                                       2005      1.393          1.399             2,369
                                                       2004      1.284          1.393             2,371
                                                       2003      0.984          1.284             2,373
                                                       2002      1.506          0.984                --
                                                       2001      1.000          1.506                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.235          1.411         1,358,078
                                                       2005      1.206          1.235         1,538,394
                                                       2004      1.043          1.206         1,249,226
                                                       2003      0.811          1.043           523,532
                                                       2002      1.023          0.811           511,591
                                                       2001      1.000          1.023           554,533

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)........................................  2006      0.612          0.618           543,468
                                                       2005      0.578          0.612           585,109
                                                       2004      0.550          0.578           526,243
                                                       2003      0.440          0.550           240,400
                                                       2002      0.663          0.440           204,548
                                                       2001      1.000          0.663           196,322

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.161          1.273         1,211,927
                                                       2005      1.011          1.161         1,099,324
                                                       2004      0.892          1.011           690,781
                                                       2003      0.707          0.892           228,413
                                                       2002      0.795          0.707           173,492
                                                       2001      1.000          0.795            67,791

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.713          1.895           816,373
                                                       2005      1.475          1.713           731,573
                                                       2004      1.202          1.475           514,700
                                                       2003      0.883          1.202            74,976
                                                       2002      0.998          0.883            99,631
                                                       2001      1.000          0.998             4,842




---------
* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AIM Variable Insurance Funds-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.081          1,916,038

  AIM V.I. Premier Equity Subaccount (Series I)
  (10/00)............................................  2006      0.696          0.731                 --
                                                       2005      0.668          0.696          2,974,765
                                                       2004      0.640          0.668          3,612,300
                                                       2003      0.519          0.640          4,493,863
                                                       2002      0.755          0.519          4,949,369
                                                       2001      0.875          0.755          3,727,475
                                                       2000      1.000          0.875            391,818

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.642          0.629                 --
                                                       2005      0.567          0.642          9,939,928
                                                       2004      0.531          0.567         12,239,636
                                                       2003      0.436          0.531         14,926,739
                                                       2002      0.640          0.436         17,729,828
                                                       2001      0.786          0.640         18,982,017
                                                       2000      1.000          0.786         13,647,974

Capital Appreciation Fund
  Capital Appreciation Fund (12/96)..................  2006      2.174          2.153                 --
                                                       2005      1.865          2.174         26,239,910
                                                       2004      1.583          1.865         30,543,833
                                                       2003      1.285          1.583         36,644,254
                                                       2002      1.739          1.285         42,632,320
                                                       2001      2.387          1.739         53,418,968
                                                       2000      3.098          2.387         61,812,417
                                                       1999      2.046          3.098         46,942,401
                                                       1998      1.283          2.046         23,010,432
                                                       1997      1.032          1.283          6,344,051

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/98).............................................  2006      1.507          1.970          2,883,940
                                                       2005      1.195          1.507          3,989,820
                                                       2004      0.970          1.195          4,140,741
                                                       2003      0.688          0.970          4,224,247
                                                       2002      0.789          0.688          4,787,661
                                                       2001      0.886          0.789          4,624,645
                                                       2000      1.313          0.886          4,854,365
                                                       1999      0.734          1.313          2,521,807
                                                       1998      1.000          0.734            780,839

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (5/98).............................................  2006      2.244          2.934                 --
                                                       2005      2.123          2.244          3,700,875
                                                       2004      1.639          2.123          4,313,846
                                                       2003      1.240          1.639          4,738,305
                                                       2002      1.203          1.240          4,376,831
                                                       2001      1.121          1.203          2,866,778
                                                       2000      0.866          1.121          2,273,183
                                                       1999      0.901          0.866          1,280,359
                                                       1998      1.000          0.901            632,612

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (4/98).....................................  2006      1.121          1.287          5,422,276
                                                       2005      1.089          1.121          6,601,579
                                                       2004      1.051          1.089          7,863,571
                                                       2003      0.880          1.051          9,516,917
                                                       2002      1.071          0.880         10,611,490
                                                       2001      1.198          1.071         11,636,949
                                                       2000      1.223          1.198         12,271,080
                                                       1999      1.112          1.223         10,488,399
                                                       1998      1.000          1.112          2,833,960

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/98).....................................  2006      1.298          1.328         11,789,369
                                                       2005      1.244          1.298         14,545,290
                                                       2004      1.133          1.244         16,707,910
                                                       2003      0.872          1.133         19,034,774
                                                       2002      1.094          0.872         19,868,161
                                                       2001      1.182          1.094         19,065,688
                                                       2000      1.058          1.182         13,636,390
                                                       1999      0.871          1.058          7,815,322
                                                       1998      1.000          0.871          3,051,249

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.066          1.102                 --
                                                       2005      1.004          1.066         12,042,861
                                                       2004      0.941          1.004         13,862,916
                                                       2003      0.839          0.941         15,303,712
                                                       2002      0.911          0.839         15,615,585
                                                       2001      0.972          0.911         12,635,819
                                                       2000      1.000          0.972          5,246,201

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.004          1.053          1,528,686
                                                       2005      0.907          1.004          1,704,134
                                                       2004      0.805          0.907          2,091,607
                                                       2003      0.647          0.805          2,239,125
                                                       2002      0.931          0.647          2,609,664
                                                       2001      1.135          0.931          3,200,999
                                                       2000      1.000          1.135          2,447,663

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.381          0.405          4,395,664
                                                       2005      0.346          0.381          5,033,907
                                                       2004      0.349          0.346          6,578,130
                                                       2003      0.242          0.349          7,245,233
                                                       2002      0.415          0.242          7,815,420
                                                       2001      0.672          0.415          9,044,726
                                                       2000      1.000          0.672          7,604,465

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.584          0.679         11,950,925
                                                       2005      0.561          0.584         13,400,923
                                                       2004      0.544          0.561         16,410,151
                                                       2003      0.446          0.544         19,761,719
                                                       2002      0.609          0.446         22,039,418
                                                       2001      0.798          0.609         22,841,930
                                                       2000      1.000          0.798         13,421,744

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).........  2006      1.698          1.977         10,269,420
                                                       2005      1.655          1.698         12,540,421
                                                       2004      1.549          1.655         14,334,230
                                                       2003      1.130          1.549         14,439,056
                                                       2002      1.529          1.130         14,322,306
                                                       2001      1.522          1.529         12,398,140

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (4/98).......  2006      1.377          1.606         11,310,649
                                                       2005      1.311          1.377         14,063,167
                                                       2004      1.204          1.311         16,356,631
                                                       2003      0.923          1.204         18,163,714
                                                       2002      1.216          0.923         19,758,109
                                                       2001      1.287          1.216         19,646,073
                                                       2000      1.132          1.287         12,889,045
                                                       1999      1.029          1.132          8,670,638
                                                       1998      1.000          1.029          3,232,444

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (6/97).............  2006      1.466          1.660         14,869,892
                                                       2005      1.426          1.466         18,677,562
                                                       2004      1.329          1.426         22,475,470
                                                       2003      1.082          1.329         24,491,554
                                                       2002      1.330          1.082         25,634,852
                                                       2001      1.405          1.330         26,819,131
                                                       2000      1.431          1.405         26,294,804
                                                       1999      1.283          1.431         24,225,208
                                                       1998      1.092          1.283         16,532,767
                                                       1997      1.000          1.092          5,241,524
                                                       1997      1.000          1.000                 --

  LMPVPII Diversified Strategic Income Subaccount
  (6/97).............................................  2006      1.380          1.434          9,257,545
                                                       2005      1.364          1.380         11,553,739
                                                       2004      1.296          1.364         14,607,172
                                                       2003      1.176          1.296         17,617,282
                                                       2002      1.138          1.176         20,071,954
                                                       2001      1.118          1.138         24,186,665
                                                       2000      1.103          1.118         24,931,049
                                                       1999      1.100          1.103         28,198,595
                                                       1998      1.048          1.100         24,838,532
                                                       1997      1.000          1.048          5,444,154

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      0.914          1.038         10,983,568
                                                       2005      0.889          0.914         12,831,498
                                                       2004      0.818          0.889         15,207,948
                                                       2003      0.649          0.818         17,162,302
                                                       2002      0.848          0.649         16,724,050
                                                       2001      0.982          0.848         16,104,947
                                                       2000      1.098          0.982         10,807,508
                                                       1999      1.000          1.098          3,460,443

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Fundamental Value Subaccount (5/98)........  2006      1.488          1.714         14,558,008
                                                       2005      1.440          1.488         17,545,007
                                                       2004      1.350          1.440         20,539,275
                                                       2003      0.987          1.350         21,769,927
                                                       2002      1.272          0.987         22,295,734
                                                       2001      1.362          1.272         18,253,433
                                                       2000      1.146          1.362          8,558,759
                                                       1999      0.953          1.146          4,963,010
                                                       1998      1.000          0.953          1,281,704

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      0.994          1.066         11,637,182
                                                       2005      0.903          0.994         13,541,443
                                                       2004      0.833          0.903         15,485,990
                                                       2003      0.628          0.833         16,612,602
                                                       2002      0.945          0.628         14,029,960
                                                       2001      1.000          0.945          6,698,010

  LMPVPIII Large Cap Growth Subaccount (5/01)........  2006      1.006          1.038          4,038,530
                                                       2005      0.970          1.006          4,746,576
                                                       2004      0.980          0.970          5,371,235
                                                       2003      0.673          0.980          5,913,451
                                                       2002      0.908          0.673          2,882,803
                                                       2001      1.000          0.908            928,528

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.601          2.480          4,574,044

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.519          1.603          8,707,327

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.431          1.579         15,316,114

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.153          2.210         21,260,353

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.604          1.684          7,261,473

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)...................................  2006      1.001          1.079         11,316,802

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.676          0.668          2,250,203

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.222         13,183,586

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.069          1.045         21,925,713

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.400          1.456         16,208,285

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.203          1.232         19,072,650

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.586          1.610         31,641,936

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.960          2.014         18,174,254

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.851          1.981         40,939,825

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.070          5,714,894

Money Market Portfolio
  Money Market Subaccount (2/97).....................  2006      1.192          1.203                 --
                                                       2005      1.175          1.192         14,747,554
                                                       2004      1.179          1.175         17,581,926
                                                       2003      1.187          1.179         25,972,691
                                                       2002      1.187          1.187         50,704,937
                                                       2001      1.160          1.187         58,256,805
                                                       2000      1.107          1.160         34,878,359
                                                       1999      1.070          1.107         37,736,754
                                                       1998      1.033          1.070         16,762,447
                                                       1997      1.000          1.033          5,369,177

PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.226          1.255         13,390,242
                                                       2005      1.213          1.226         16,153,210
                                                       2004      1.173          1.213         17,085,956
                                                       2003      1.132          1.173         20,011,288
                                                       2002      1.053          1.132         23,164,168
                                                       2001      1.000          1.053          5,336,214

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      0.817          0.895            186,353
                                                       2005      0.773          0.817            308,563
                                                       2004      0.728          0.773            376,752
                                                       2003      0.560          0.728            449,770
                                                       2002      0.806          0.560            392,679
                                                       2001      1.000          0.806            154,441

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.118          1.408          2,592,546
                                                       2005      1.011          1.118          1,945,112
                                                       2004      0.882          1.011          1,744,100
                                                       2003      0.696          0.882          2,150,730
                                                       2002      0.857          0.696          2,571,497
                                                       2001      1.000          0.857            999,717

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (10/00)............................................  2006      0.634          0.676                 --
                                                       2005      0.591          0.634          2,770,233
                                                       2004      0.563          0.591          2,955,522
                                                       2003      0.442          0.563          3,054,095
                                                       2002      0.588          0.442          2,972,707
                                                       2001      0.783          0.588          2,101,669
                                                       2000      1.000          0.783            755,807

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.504          1.604                 --
                                                       2005      1.520          1.504          8,757,633
                                                       2004      1.450          1.520         10,573,736
                                                       2003      1.165          1.450         10,930,899
                                                       2002      1.270          1.165         12,056,558
                                                       2001      1.299          1.270         12,986,021
                                                       2000      1.170          1.299          7,553,759
                                                       1999      1.000          1.170          2,431,429
                                                       1998      1.000          1.000            414,907

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.380          2.601                 --
                                                       2005      2.146          2.380          5,986,220
                                                       2004      1.869          2.146          7,389,340
                                                       2003      1.417          1.869          8,080,624
                                                       2002      1.677          1.417          8,864,245
                                                       2001      1.773          1.677          8,489,614
                                                       2000      1.541          1.773          8,454,275
                                                       1999      1.377          1.541          6,716,626
                                                       1998      1.195          1.377          5,142,990
                                                       1997      1.000          1.195          1,668,733

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Equity Income Subaccount (12/96).........  2006      1.864          1.960                 --
                                                       2005      1.810          1.864         23,418,224
                                                       2004      1.670          1.810         28,399,295
                                                       2003      1.291          1.670         31,475,807
                                                       2002      1.521          1.291         34,045,455
                                                       2001      1.652          1.521         37,812,927
                                                       2000      1.535          1.652         37,849,058
                                                       1999      1.484          1.535         35,687,217
                                                       1998      1.339          1.484         25,733,333
                                                       1997      1.026          1.339          6,719,150

  Travelers Federated High Yield Subaccount (1/97)...  2006      1.480          1.519                 --
                                                       2005      1.464          1.480         11,404,495
                                                       2004      1.345          1.464         14,387,685
                                                       2003      1.114          1.345         17,386,355
                                                       2002      1.089          1.114         17,451,078
                                                       2001      1.084          1.089         18,647,220
                                                       2000      1.196          1.084         19,736,049
                                                       1999      1.177          1.196         22,260,856
                                                       1998      1.140          1.177         18,811,555
                                                       1997      1.000          1.140          4,566,993

  Travelers Federated Stock Subaccount (1/97)........  2006      1.804          1.869                 --
                                                       2005      1.737          1.804          6,419,270
                                                       2004      1.593          1.737          8,023,109
                                                       2003      1.266          1.593          9,198,349
                                                       2002      1.592          1.266         10,773,188
                                                       2001      1.588          1.592         12,221,263
                                                       2000      1.552          1.588         13,157,332
                                                       1999      1.494          1.552         14,406,177
                                                       1998      1.285          1.494         11,892,034
                                                       1997      1.000          1.285          3,816,999

  Travelers Large Cap Subaccount (12/96).............  2006      1.538          1.586                 --
                                                       2005      1.435          1.538         16,715,712
                                                       2004      1.366          1.435         20,122,965
                                                       2003      1.111          1.366         23,324,386
                                                       2002      1.459          1.111         27,040,871
                                                       2001      1.790          1.459         31,933,410
                                                       2000      2.123          1.790         34,231,282
                                                       1999      1.665          2.123         28,051,763
                                                       1998      1.245          1.665         15,040,703
                                                       1997      1.023          1.245          4,815,858

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.010          1.069                 --
                                                       2005      0.994          1.010         27,403,205
                                                       2004      0.883          0.994         12,380,637
                                                       2003      0.653          0.883         14,200,226
                                                       2002      1.295          0.653         14,799,098
                                                       2001      1.721          1.295         16,854,809
                                                       2000      1.595          1.721         14,558,647
                                                       1999      0.985          1.595          4,760,902
                                                       1998      1.000          0.985            965,761

  Travelers MFS(R) Total Return Subaccount (1/97)....  2006      1.792          1.851                 --
                                                       2005      1.765          1.792         42,204,461
                                                       2004      1.606          1.765         47,789,684
                                                       2003      1.397          1.606         53,094,881
                                                       2002      1.496          1.397         56,762,863
                                                       2001      1.517          1.496         58,954,968
                                                       2000      1.319          1.517         53,326,538
                                                       1999      1.303          1.319         54,290,552
                                                       1998      1.183          1.303         42,017,841
                                                       1997      1.000          1.183          9,959,634

  Travelers Mondrian International Stock Subaccount
  (12/96)............................................  2006      1.245          1.431                 --
                                                       2005      1.153          1.245         17,891,801
                                                       2004      1.010          1.153         20,542,498
                                                       2003      0.796          1.010         22,629,357
                                                       2002      0.928          0.796         26,634,479
                                                       2001      1.275          0.928         31,145,128
                                                       2000      1.460          1.275         30,394,514
                                                       1999      1.216          1.460         25,226,349
                                                       1998      1.095          1.216         17,270,810
                                                       1997      1.027          1.095          5,694,288

  Travelers Quality Bond Subaccount (12/96)..........  2006      1.412          1.400                 --
                                                       2005      1.409          1.412         20,273,723
                                                       2004      1.383          1.409         23,570,906
                                                       2003      1.311          1.383         28,033,537
                                                       2002      1.257          1.311         32,768,047
                                                       2001      1.190          1.257         35,205,769
                                                       2000      1.128          1.190         26,960,877
                                                       1999      1.131          1.128         26,069,226
                                                       1998      1.057          1.131         15,435,236
                                                       1997      1.001          1.057          3,137,736

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (12/96)......  2006      1.412          1.474                 --
                                                       2005      1.403          1.412         24,707,241
                                                       2004      1.291          1.403         29,314,349
                                                       2003      0.988          1.291         34,083,675
                                                       2002      1.508          0.988         39,829,841
                                                       2001      1.765          1.508         49,964,273
                                                       2000      2.189          1.765         55,775,319
                                                       1999      1.679          2.189         47,167,905
                                                       1998      1.319          1.679         31,011,054
                                                       1997      1.037          1.319          8,259,362

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.247          1.427         12,345,440
                                                       2005      1.215          1.247         13,425,577
                                                       2004      1.049          1.215         13,686,038
                                                       2003      0.814          1.049         13,579,574
                                                       2002      1.024          0.814         13,051,055
                                                       2001      1.069          1.024          8,766,086

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)........................................  2006      0.618          0.625          4,177,532
                                                       2005      0.582          0.618          4,942,343
                                                       2004      0.553          0.582          5,149,205
                                                       2003      0.441          0.553          5,527,661
                                                       2002      0.664          0.441          6,091,660
                                                       2001      0.986          0.664          4,736,674

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.172          1.288         15,492,664
                                                       2005      1.019          1.172         14,943,854
                                                       2004      0.897          1.019         13,917,723
                                                       2003      0.710          0.897         12,297,582
                                                       2002      0.796          0.710         10,767,860
                                                       2001      1.050          0.796          8,215,904

  VIP Mid Cap Subaccount (Service Class 2) (1/01)....  2006      1.729          1.917          6,767,359
                                                       2005      1.486          1.729          7,176,700
                                                       2004      1.209          1.486          6,512,470
                                                       2003      0.887          1.209          5,739,048
                                                       2002      0.999          0.887          4,832,433
                                                       2001      1.050          0.999          1,308,941

                         SEPARATE ACCOUNT CHARGES 1.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.080            96,813

  AIM V.I. Premier Equity Subaccount (Series I)
  (10/00)............................................  2006      0.689          0.724                --
                                                       2005      0.663          0.689           153,812
                                                       2004      0.637          0.663           157,758
                                                       2003      0.517          0.637           372,497
                                                       2002      0.754          0.517           357,964
                                                       2001      1.000          0.754           241,521

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.636          0.622                --
                                                       2005      0.563          0.636           339,022
                                                       2004      0.528          0.563           343,123
                                                       2003      0.435          0.528           503,143
                                                       2002      0.639          0.435           661,958
                                                       2001      1.000          0.639           324,584

Capital Appreciation Fund
  Capital Appreciation Fund (12/96)..................  2006      2.154          2.131                --
                                                       2005      1.851          2.154           176,886
                                                       2004      1.574          1.851           196,986
                                                       2003      1.280          1.574           255,779
                                                       2002      1.737          1.280           270,019
                                                       2001      1.000          1.737           336,154

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/98).............................................  2006      1.493          1.947            29,503
                                                       2005      1.186          1.493            29,503
                                                       2004      0.964          1.186            20,143
                                                       2003      0.686          0.964            23,822
                                                       2002      0.788          0.686            22,508
                                                       2001      1.000          0.788            20,143

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (5/98).............................................  2006      2.222          2.901                --
                                                       2005      2.107          2.222            93,753
                                                       2004      1.630          2.107           126,020
                                                       2003      1.235          1.630           161,641
                                                       2002      1.201          1.235           140,640
                                                       2001      1.000          1.201            50,526

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (4/98).....................................  2006      1.110          1.272            86,919
                                                       2005      1.081          1.110            94,383
                                                       2004      1.045          1.081           259,373
                                                       2003      0.876          1.045           381,457
                                                       2002      1.069          0.876           371,768
                                                       2001      1.000          1.069           336,104

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/98).....................................  2006      1.286          1.313           221,131
                                                       2005      1.235          1.286           224,827
                                                       2004      1.127          1.235           348,659
                                                       2003      0.869          1.127           381,440
                                                       2002      1.092          0.869           379,872
                                                       2001      1.000          1.092            96,701

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.056          1.091                --
                                                       2005      0.997          1.056         1,560,916
                                                       2004      0.935          0.997         1,878,827
                                                       2003      0.836          0.935         1,994,391
                                                       2002      0.910          0.836         1,889,750
                                                       2001      1.000          0.910         1,393,717

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      0.995          1.041            29,661
                                                       2005      0.900          0.995            40,175
                                                       2004      0.801          0.900            41,391
                                                       2003      0.645          0.801           121,635
                                                       2002      0.930          0.645           146,706
                                                       2001      1.000          0.930            95,078

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.377          0.400           123,023
                                                       2005      0.344          0.377           138,574
                                                       2004      0.347          0.344           138,753
                                                       2003      0.241          0.347           381,740
                                                       2002      0.414          0.241           387,276
                                                       2001      1.000          0.414           175,237

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.578          0.671         1,120,478
                                                       2005      0.557          0.578         1,804,628
                                                       2004      0.541          0.557         1,998,456
                                                       2003      0.444          0.541         2,077,643
                                                       2002      0.608          0.444         2,427,740
                                                       2001      1.000          0.608         2,406,047

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).........  2006      1.682          1.955         1,236,619
                                                       2005      1.642          1.682         1,517,564
                                                       2004      1.541          1.642         1,977,712
                                                       2003      1.126          1.541         1,992,931
                                                       2002      1.527          1.126         1,870,724
                                                       2001      1.000          1.527         1,558,759

  LMPVPI Investors Subaccount (Class I) (4/98).......  2006      1.364          1.588           743,030
                                                       2005      1.301          1.364           841,876
                                                       2004      1.198          1.301         1,246,041
                                                       2003      0.920          1.198         1,357,363
                                                       2002      1.214          0.920         1,382,902
                                                       2001      1.000          1.214         1,037,329

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (6/97).............  2006      1.452          1.641           121,602
                                                       2005      1.415          1.452           279,998
                                                       2004      1.322          1.415           297,701
                                                       2003      1.078          1.322           358,622
                                                       2002      1.328          1.078           342,651
                                                       2001      1.000          1.328            73,102

  LMPVPII Diversified Strategic Income Subaccount
  (6/97).............................................  2006      1.367          1.417                --
                                                       2005      1.354          1.367                --
                                                       2004      1.289          1.354                --
                                                       2003      1.172          1.289                --
                                                       2002      1.136          1.172             6,840
                                                       2001      1.000          1.136             6,846

  LMPVPII Equity Index Subaccount (Class II) (5/99)..  2006      0.905          1.026           288,843
                                                       2005      0.882          0.905           493,510
                                                       2004      0.813          0.882           534,259
                                                       2003      0.647          0.813           524,644
                                                       2002      0.847          0.647           503,511
                                                       2001      1.000          0.847           422,599

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Fundamental Value Subaccount (5/98)........  2006      1.474          1.694           718,273
                                                       2005      1.429          1.474           747,950
                                                       2004      1.342          1.429           807,115
                                                       2003      0.984          1.342           872,760
                                                       2002      1.270          0.984           792,140
                                                       2001      1.000          1.270           230,090

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      0.985          1.054           725,381
                                                       2005      0.896          0.985           978,542
                                                       2004      0.828          0.896         1,146,029
                                                       2003      0.626          0.828         1,190,396
                                                       2002      0.944          0.626         1,079,754
                                                       2001      1.000          0.944           149,550

  LMPVPIII Large Cap Growth Subaccount (5/01)........  2006      0.997          1.026            72,185
                                                       2005      0.962          0.997            67,385
                                                       2004      0.975          0.962            70,016
                                                       2003      0.671          0.975            65,037
                                                       2002      0.906          0.671            42,977
                                                       2001      1.000          0.906            11,243

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.574          2.451           154,419

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.503          1.585           239,636

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.416          1.561           160,094

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.131          2.185           175,808

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.588          1.664           206,702

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06)...................................  2006      1.001          1.078            97,510

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.669          0.661            53,690

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.220         2,222,572

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.058          1.033           240,320

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.386          1.440           321,845

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.191          1.218         3,297,733

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.570          1.591         1,301,050

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.940          1.990         1,766,122

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.832          1.958         1,947,944

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.069           223,533

Money Market Portfolio
  Money Market Subaccount (2/97).....................  2006      1.180          1.191                --
                                                       2005      1.166          1.180           354,503
                                                       2004      1.173          1.166           355,009
                                                       2003      1.182          1.173           436,377
                                                       2002      1.185          1.182           496,277
                                                       2001      1.000          1.185           360,510

PIMCO Variable Insurance Trust
  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.214          1.241           284,273
                                                       2005      1.204          1.214           375,687
                                                       2004      1.167          1.204           465,728
                                                       2003      1.129          1.167           524,472
                                                       2002      1.051          1.129           604,082
                                                       2001      1.000          1.051           103,986

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (7/01).............................................  2006      0.810          0.885             5,841
                                                       2005      0.767          0.810             5,850
                                                       2004      0.725          0.767             5,858
                                                       2003      0.558          0.725             5,868
                                                       2002      0.805          0.558            89,067
                                                       2001      1.000          0.805             7,226

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.108          1.392            77,941
                                                       2005      1.003          1.108           113,235
                                                       2004      0.877          1.003            76,088
                                                       2003      0.694          0.877            94,763
                                                       2002      0.856          0.694            74,910
                                                       2001      1.000          0.856            24,093

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (10/00)............................................  2006      0.628          0.669                --
                                                       2005      0.587          0.628            53,710
                                                       2004      0.560          0.587           110,868
                                                       2003      0.440          0.560            90,841
                                                       2002      0.587          0.440            71,936
                                                       2001      1.000          0.587                --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.490          1.588                --
                                                       2005      1.509          1.490           256,709
                                                       2004      1.442          1.509           256,429
                                                       2003      1.161          1.442           408,955
                                                       2002      1.268          1.161           484,977
                                                       2001      1.000          1.268           279,787

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.357          2.574                --
                                                       2005      2.130          2.357           162,180
                                                       2004      1.859          2.130           128,132
                                                       2003      1.412          1.859           129,069
                                                       2002      1.675          1.412           115,579
                                                       2001      1.000          1.675            60,704

  Travelers Equity Income Subaccount (12/96).........  2006      1.847          1.940                --
                                                       2005      1.796          1.847         2,679,097
                                                       2004      1.661          1.796         2,862,543
                                                       2003      1.287          1.661         2,428,341
                                                       2002      1.519          1.287         1,313,576
                                                       2001      1.000          1.519           841,328

  Travelers Federated High Yield Subaccount (1/97)...  2006      1.466          1.503                --
                                                       2005      1.453          1.466           224,395
                                                       2004      1.337          1.453           230,345
                                                       2003      1.110          1.337           249,967
                                                       2002      1.088          1.110           223,221
                                                       2001      1.000          1.088           142,360

  Travelers Federated Stock Subaccount (1/97)........  2006      1.787          1.850                --
                                                       2005      1.724          1.787            36,744
                                                       2004      1.585          1.724            42,108
                                                       2003      1.262          1.585            71,119
                                                       2002      1.589          1.262            58,964
                                                       2001      1.000          1.589            49,959

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Large Cap Subaccount (12/96).............  2006      1.523          1.570                --
                                                       2005      1.424          1.523         2,173,741
                                                       2004      1.358          1.424         2,272,925
                                                       2003      1.107          1.358         2,003,732
                                                       2002      1.457          1.107           697,276
                                                       2001      1.000          1.457           580,647

  Travelers MFS(R) Mid Cap Growth Subaccount (4/98)..  2006      1.000          1.058                --
                                                       2005      0.986          1.000           266,093
                                                       2004      0.878          0.986           292,440
                                                       2003      0.651          0.878           348,775
                                                       2002      1.293          0.651           359,238
                                                       2001      1.000          1.293            72,577

  Travelers MFS(R) Total Return Subaccount (1/97)....  2006      1.775          1.832                --
                                                       2005      1.752          1.775           910,507
                                                       2004      1.597          1.752           977,824
                                                       2003      1.392          1.597         1,004,603
                                                       2002      1.493          1.392           892,719
                                                       2001      1.000          1.493           354,027

  Travelers Mondrian International Stock Subaccount
  (12/96)............................................  2006      1.233          1.416                --
                                                       2005      1.144          1.233           114,840
                                                       2004      1.004          1.144           108,573
                                                       2003      0.793          1.004           109,047
                                                       2002      0.926          0.793            91,836
                                                       2001      1.000          0.926            31,327

  Travelers Quality Bond Subaccount (12/96)..........  2006      1.399          1.386                --
                                                       2005      1.398          1.399           388,238
                                                       2004      1.376          1.398           547,242
                                                       2003      1.306          1.376           579,498
                                                       2002      1.255          1.306           567,356
                                                       2001      1.000          1.255            84,704

  Travelers Strategic Equity Subaccount (12/96)......  2006      1.399          1.459                --
                                                       2005      1.393          1.399            93,671
                                                       2004      1.284          1.393           156,213
                                                       2003      0.984          1.284           176,023
                                                       2002      1.506          0.984           182,286
                                                       2001      1.000          1.506           118,014

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.235          1.411         6,463,246
                                                       2005      1.206          1.235         7,572,323
                                                       2004      1.043          1.206         7,975,332
                                                       2003      0.811          1.043         7,388,884
                                                       2002      1.023          0.811         7,429,824
                                                       2001      1.000          1.023         5,630,049

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)........................................  2006      0.612          0.618         2,554,912
                                                       2005      0.578          0.612         2,913,754
                                                       2004      0.550          0.578         3,291,086
                                                       2003      0.440          0.550         3,887,086
                                                       2002      0.663          0.440         3,634,609
                                                       2001      1.000          0.663         2,877,751

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.161          1.273         3,168,966
                                                       2005      1.011          1.161         4,280,283
                                                       2004      0.892          1.011         3,647,076
                                                       2003      0.707          0.892         2,833,494
                                                       2002      0.795          0.707         1,448,191
                                                       2001      1.000          0.795           812,432

  VIP Mid Cap Subaccount (Service Class 2) (1/01)....  2006      1.713          1.895         1,131,448
                                                       2005      1.475          1.713         1,536,520
                                                       2004      1.202          1.475         1,257,903
                                                       2003      0.883          1.202         1,033,765
                                                       2002      0.998          0.883           645,680
                                                       2001      1.000          0.998           422,120




---------
* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AIM Variable Insurance Funds-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each Underlying Fund, and where applicable, the former name and the new name for the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Federated High Yield Portfolio                 BlackRock High Yield Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation Portfolio           Janus Forty Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST               VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio                      Strategic Growth Portfolio


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and/or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio -- (single share class)              Portfolio -- Class I
  Legg Mason Partners Variable Equity Index    Legg Mason Partners Variable Equity Index
     Portfolio -- Class II                          Portfolio -- Class II
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio (single share class)           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio (single share class)          Growth Portfolio -- Class I
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio (single share class)          Portfolio -- Class I

UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   METROPOLITAN SERIES FUND, INC.
  AIM V.I. Core Equity Fund -- Series I          Capital Guardian U.S. Equity
                                                    Portfolio -- Class A
CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Emerging Markets Portfolio                     MFS(R) Emerging Markets Equity
                                                    Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity                 MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-06-07-10-11, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-06-07-10-11.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-06-07-10-11

[ ] MLAC-Book-06-07-10-11

                      PREMIER ADVISERS ANNUITY PROSPECTUS:
                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes PREMIER ADVISERS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available as of April 30, 2007 are:



FIDELITY(R) VARIABLE INSURANCE PRODUCTS --       METROPOLITAN SERIES FUND, INC.
  SERVICE CLASS 2                                  BlackRock Money Market Portfolio -- Class A
  VIP Contrafund(R) Portfolio                      FI Large Cap Portfolio -- Class A
  VIP Mid Cap Portfolio                            FI Value Leaders Portfolio -- Class D
JANUS ASPEN SERIES -- SERVICE SHARES               MFS(R) Total Return Portfolio -- Class F
  Forty Portfolio                                  Neuberger Berman Mid Cap Value
  Mid Cap Value Portfolio                             Portfolio -- Class A
  Worldwide Growth Portfolio                       Oppenheimer Global Equity
LEGG MASON PARTNERS VARIABLE EQUITY                   Portfolio -- Class A
  TRUST -- CLASS I                               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. --
  Legg Mason Partners Variable Fundamental         CLASS I
     Value Portfolio                               Equity Growth Portfolio
  Legg Mason Partners Variable Investors           Mid Cap Growth Portfolio
     Portfolio                                     Value Portfolio
  Legg Mason Partners Variable Small Cap         VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS I
     Growth Portfolio                              Comstock Portfolio
LEGG MASON PARTNERS VARIABLE INCOME                Enterprise Portfolio
  TRUST -- CLASS I                                 Government Portfolio
  Legg Mason Partners Variable Global High         Growth and Income Portfolio
     Yield Bond Portfolio                          Strategic Growth Portfolio
  Legg Mason Partners Variable Strategic Bond
     Portfolio
MET INVESTORS SERIES TRUST -- CLASS A
  MFS(R) Emerging Markets Equity Portfolio
  Neuberger Berman Real Estate Portfolio



Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

THE CONTRACT IS NO LONGER OFFERED TO NEW PURCHASERS.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      7
Condensed Financial Information.........     10
The Annuity Contract....................     10
  Contract Owner Inquiries..............     11
  Purchase Payments.....................     11
  Accumulation Units....................     11
  The Variable Funding Options..........     12
Fixed Account...........................     15
Charges and Deductions..................     15
  General...............................     15
  Withdrawal Charge.....................     16
  Free Withdrawal Allowance.............     17
  Administrative Charges................     17
  Mortality and Expense Risk Charge.....     17
  Variable Liquidity Benefit Charge.....     17
  Variable Funding Option Expenses......     18
  Premium Tax...........................     18
     Changes in Taxes Based upon Premium
       or Value.........................     18
Transfers...............................     18
  Market Timing/Excessive Trading.......     18
  Dollar Cost Averaging.................     20
Access to Your Money....................     21
  Systematic Withdrawals................     21
  Loans.................................     22
Ownership Provisions....................     22
  Types of Ownership....................     22
     Contract Owner.....................     22
     Beneficiary........................     22
     Annuitant..........................     22
Death Benefit...........................     23
  Death Proceeds before the Maturity
     Date...............................     23
  Payment of Proceeds...................     24
  Beneficiary Contract Continuance......     25
  Planned Death Benefit.................     26
  Death Proceeds after the Maturity
     Date...............................     26
The Annuity Period......................     26
  Maturity Date.........................     26
  Allocation of Annuity.................     27
  Variable Annuity......................     27
  Fixed Annuity.........................     27
Payment Options.........................     27
  Election of Options...................     27
  Annuity Options.......................     28
  Variable Liquidity Benefit............     28
Miscellaneous Contract Provisions.......     29
  Right to Return.......................     29
  Termination...........................     29
  Required Reports......................     29
  Suspension of Payments................     29
The Separate Accounts...................     29
  Performance Information...............     30
Federal Tax Considerations..............     30
  General Taxation of Annuities.........     31
  Types of Contracts: Qualified and Non-
     qualified..........................     31
  Qualified Annuity Contracts...........     31
  Taxation of Qualified Annuity
     Contracts..........................     32
  Mandatory Distributions for Qualified
     Plans..............................     32
  Individual Retirement Annuities.......     33
  TSAs (ERISA and NON-ERISA)............     33
  Roth IRAs.............................     35
  Non-qualified Annuity Contracts.......     35
  Diversification Requirements for
     Variable Annuities.................     36
  Ownership of the Investments..........     37
  Taxation of Death Benefit Proceeds....     37
  Other Tax Considerations..............     37
  Treatment of Charges for Optional
     Benefits...........................     37
  Puerto Rico Tax Considerations........     37
  Non-Resident Aliens...................     37
  Tax Credits and Deductions............     38
Other Information.......................     38
  The Insurance Companies...............     38
  Financial Statements..................     38
  Distribution of Variable Annuity
     Contracts..........................     38
  Conformity with State and Federal
     Laws...............................     39
  Voting Rights.........................     40
  Restrictions on Financial
     Transactions.......................     40
  Legal Proceedings.....................     40
Appendix A: Condensed Financial
  Information for MetLife of CT Fund ABD
  for Variable Annuities................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Fund ABD
  II for Variable Annuities.............    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Contents of the Statement of
  Additional Information:...............    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 408A, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                            PREMIER ADVISERS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

The Contract is no longer offered to new purchasers. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408(A) or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% after seven full years.

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)


(as a percentage of the Purchase Payments withdrawn)



VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(2)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(3)


ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)



Mortality and Expense Risk Charge............................................    1.25%
Administrative Expense Charge................................................    0.15%
  Total Annual Separate Account Charges......................................    1.40%


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for over seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


---------
(2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7 + years                                     0%


---------
(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-599-9460.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                        MINIMUM   MAXIMUM
                                                                        -------   -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)...........................................................    0.38%     1.33%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                          DISTRIBUTION                    TOTAL       CONTRACTUAL        NET TOTAL
                                             AND/OR                      ANNUAL        FEE WAIVER          ANNUAL
                           MANAGEMENT    SERVICE(12b-1)      OTHER      OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:               FEE            FEES         EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES*
----------------           ----------   ---------------   ----------   ----------   ---------------   ---------------


FIDELITY(R) VARIABLE
  INSURANCE
  PRODUCTS -- SERVICE
  CLASS 2
  VIP Contrafund(R)
     Portfolio...........     0.57%           0.25%          0.09%        0.91%             --              0.91%
  VIP Mid Cap Portfolio..     0.57%           0.25%          0.11%        0.93%             --              0.93%
JANUS ASPEN
  SERIES -- SERVICE
  SHARES
  Forty Portfolio........     0.64%           0.25%          0.06%        0.95%             --              0.95%
  Mid Cap Value
     Portfolio...........     0.64%           0.25%          0.43%        1.32%             --              1.32%(1)(2)
  Worldwide Growth
     Portfolio...........     0.60%           0.25%          0.05%        0.90%             --              0.90%(1)
LEGG MASON PARTNERS
  VARIABLE EQUITY
  TRUST -- CLASS I
  Legg Mason Partners
     Variable Fundamental
     Value Portfolio.....     0.75%             --           0.02%        0.77%             --              0.77%
  Legg Mason Partners
     Variable Investors
     Portfolio...........     0.65%             --           0.07%        0.72%             --              0.72%
  Legg Mason Partners
     Variable Small Cap
     Growth Portfolio....     0.75%             --           0.21%        0.96%             --              0.96%
LEGG MASON PARTNERS
  VARIABLE INCOME
  TRUST -- CLASS I
  Legg Mason Partners
     Variable Global High
     Yield Bond
     Portfolio...........     0.80%             --           0.18%        0.98%             --              0.98%
  Legg Mason Partners
     Variable Strategic
     Bond Portfolio......     0.65%             --           0.16%        0.81%             --              0.81%
MET INVESTORS SERIES
  TRUST -- CLASS A(3)
  MFS(R) Emerging Markets
     Equity Portfolio....     1.04%             --           0.29%        1.33%           0.03%             1.30%(4)(5)
  Neuberger Berman Real
     Estate Portfolio....     0.64%             --           0.04%        0.68%             --              0.68%

                                          DISTRIBUTION                    TOTAL       CONTRACTUAL        NET TOTAL
                                             AND/OR                      ANNUAL        FEE WAIVER          ANNUAL
                           MANAGEMENT    SERVICE(12b-1)      OTHER      OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:               FEE            FEES         EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES*
----------------           ----------   ---------------   ----------   ----------   ---------------   ---------------

METROPOLITAN SERIES FUND,
  INC.(6)
  BlackRock Money Market
     Portfolio -- Class
     A...................     0.34%             --           0.04%        0.38%           0.01%             0.37%(7)
  FI Large Cap Portfolio
     --  Class A.........     0.78%             --           0.06%        0.84%             --              0.84%(8)
  FI Value Leaders
     Portfolio -- Class
     D...................     0.64%           0.10%          0.07%        0.81%             --              0.81%
  MFS(R) Total Return
     Portfolio  --  Class
     F...................     0.53%           0.20%          0.05%        0.78%             --              0.78%(8)
  Neuberger Berman Mid
     Cap Value
     Portfolio -- Class
     A...................     0.65%             --           0.06%        0.71%             --              0.71%(8)
  Oppenheimer Global
     Equity
     Portfolio -- Class
     A...................     0.53%             --           0.09%        0.62%             --              0.62%
THE UNIVERSAL
  INSTITUTIONAL FUNDS,
  INC.  --  CLASS I
  Equity Growth
     Portfolio...........     0.50%             --           0.34%        0.84%             --              0.84%
  Mid Cap Growth
     Portfolio...........     0.75%             --           0.31%        1.06%             --              1.06%
  Value Portfolio........     0.55%             --           0.38%        0.93%             --              0.93%
VAN KAMPEN LIFE
  INVESTMENT
  TRUST -- CLASS I
  Comstock Portfolio.....     0.56%             --           0.03%        0.59%             --              0.59%
  Enterprise Portfolio...     0.50%             --           0.18%        0.68%             --              0.68%
  Government Portfolio...     0.50%             --           0.15%        0.65%             --              0.65%
  Growth and Income
     Portfolio...........     0.56%             --           0.04%        0.60%             --              0.60%
  Strategic Growth
     Portfolio...........     0.70%             --           0.08%        0.78%             --              0.78%


-------

 * Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

(1) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

(2) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

(4) Pursuant to the expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees.

(5) The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.

(6) Other Expenses have been restated to reflect current fees as if current fees had been in effect for the previous fiscal year.

(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(8) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses.


                                                                                           IF CONTRACT IS NOT SURRENDERED OR
                                                 IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                       END OF PERIOD SHOWN:                             SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $880       $1,307      $1,848      $3,137       $280        $857       $1,459
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $784       $1,021      $1,349      $2,125       $184        $571         $981

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                          AT THE END
                                           OF PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $3,080
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,125


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Premier Advisers Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract

Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contracts are not offered to new purchasers.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open.

After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. ("MetLife") and Legg Mason, Inc. ("Legg Mason") relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which we can remove an Underlying Fund, which, in some cases, may differ from our selection criteria. In addition, during the term of the agreement, subject to our fiduciary and other legal duties, we are generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. ("Citigroup") as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg

Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or sub-adviser of an Underlying Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or sub-adviser of an Underlying Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. We will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for information on the management fees paid by the advisers to the sub-advisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 plans are paid to us or our distributor, MetLife Investors Distribution Company. Payments under an Underlying Fund's 12b-1 Plan decrease the Fund's investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-599-9460 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Mid Cap Portfolio            Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Forty Portfolio                  Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
  Mid Cap Value Portfolio          Seeks capital appreciation.        Janus Capital Management LLC
  Worldwide Growth Portfolio       Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST -- CLASS I
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value Portfolio   Current income is a secondary      LLC
                                   consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio           capital. Current income is a       LLC
                                   secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth Portfolio    capital.                           LLC
                                                                      Subadviser: ClearBridge Advisors,
                                                                      LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Global High Yield Bond        consistent with the preservation   LLC
     Portfolio                     of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited

  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Strategic Bond Portfolio      consistent with the preservation   LLC
                                   of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES
  TRUST -- CLASS A
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio                                                        Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio                     through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management Inc.
                                   capital appreciation and current
                                   income.
METROPOLITAN SERIES FUND, INC.
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MFS(R) Total Return              Seeks favorable total return       MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Neuberger Berman Mid Cap Value   Seeks capital growth.              MetLife Advisers, LLC
     Portfolio -- Class A                                             Subadviser: Neuberger Berman
                                                                      Management Inc.
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio --  Class A                                            Subadviser: OppenheimerFunds,
                                                                      Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Equity Growth Portfolio          Seeks long-term capital            Morgan Stanley Investment
                                   appreciation by investing          Management, Inc.
                                   primarily in growth-oriented
                                   equity securities of large-
                                   capitalization companies.
  Mid Cap Growth Portfolio         Seeks long-term capital growth by  Morgan Stanley Investment
                                   investing in common stocks and     Management, Inc.
                                   other equity securities.
  Value Portfolio                  Seeks above-average total return   Morgan Stanley Investment
                                   over a market cycle of three to    Management, Inc.
                                   five years by investing primarily
                                   in a portfolio of common stocks
                                   and other equity securities.
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS I
  Comstock Portfolio               Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Enterprise Portfolio             Seeks capital appreciation         Van Kampen Asset Management
                                   through investments in securities
                                   believed by the Portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.
  Government Portfolio             Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.
  Growth and Income Portfolio      Seeks long-term growth of capital  Van Kampen Asset Management and income.
  Strategic Growth Portfolio       Seeks long-term capital            Van Kampen Asset Management
                                   appreciation.


                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d) any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if an annuity payout has begun

     - if an income option of at least five year's duration is begun after the first Contract Year

     - due to a minimum distribution under our minimum distribution rules then in effect

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal allowance applies to partial and full withdrawals.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The administrative Contract charge will be deducted on a pro rata basis from amounts allocated to the Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge is equal to 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


Please refer to Payment Options for a description of this benefit.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying

Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, MFS Emerging Markets Equity Portfolio, and Oppenheimer Global Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal, or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be honored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals or

     (3)  the step-up value (if any, as described below)

IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

     (1)  the Contract Value on the Death Report Date or

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals

STEP-UP VALUE. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals.

PARTIAL SURRENDER REDUCTIONS. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new step-up value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new step-up value would be $50,000-$16,666, or $33,334

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          elects to continue the
OWNER)                        Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary (ies), or if   Unless the beneficiary         Yes
(WITH NO JOINT OWNER)         none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
JOINT OWNER (WHO IS NOT THE   The surviving joint owner.     Unless the surviving joint     Yes
ANNUITANT)                                                   owner elects to continue the
                                                             Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
JOINT OWNER (WHO IS THE       The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT)                    none, to the surviving joint   elects to continue the
                              owner.                         Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   Unless the beneficiary         Yes
CONTRACT OWNER)               none, to the Contract Owner.   elects to continue the
                                                             Contract rather than receive
                                                             the distribution.
                                                             But, if there is a
                                                             Contingent Annuitant, then
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHERE OWNER IS A   The beneficiary (ies) or if                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             a lump sum distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 75th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity

Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD for Variable Annuities ("Fund ABD ") and MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"), respectively. References to "Separate Account" refer either to Fund ABD or Fund ABD II, depending on the issuer of your Contract. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under

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

the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features. Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).


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

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth

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

IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has not been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 408 AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in

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

certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007, $5,000 for 2008, and may be indexed for inflation for years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to Purchase Payments made prior to 1989 (and pre-1989 earnings on those Purchase Payments).

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or


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

     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).


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If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See "Penalty Tax for Premature Distributions".) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE UNDER YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contract to new purchasers but it continues to accept Purchase Payments from existing Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The following table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.066          1.102                 --
                                                       2005      1.004          1.066         10,647,659
                                                       2004      0.941          1.004         12,240,173
                                                       2003      0.839          0.941         14,072,516
                                                       2002      0.911          0.839         14,830,766
                                                       2001      0.972          0.911         13,475,207

  Janus Aspen Forty Subaccount (Service Shares)
  (5/00).............................................  2006      0.853          0.917            534,763
                                                       2005      0.768          0.853            578,607
                                                       2004      0.660          0.768            572,316
                                                       2003      0.557          0.660            662,080
                                                       2002      0.672          0.557            710,089
                                                       2001      0.872          0.672            615,886

  Janus Aspen Mid Cap Value Subaccount (Service
  Shares) (4/03).....................................  2006      1.693          1.921             86,067
                                                       2005      1.560          1.693             87,514
                                                       2004      1.343          1.560            116,813
                                                       2003      1.000          1.343            128,204

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (12/00)....................................  2006      0.584          0.679          9,300,854
                                                       2005      0.561          0.584         10,682,752
                                                       2004      0.544          0.561         12,214,595
                                                       2003      0.446          0.544         13,388,686
                                                       2002      0.609          0.446         15,628,276
                                                       2001      0.798          0.609         16,824,804

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).........  2006      1.698          1.977          9,460,702
                                                       2005      1.655          1.698         10,354,574
                                                       2004      1.549          1.655         11,436,639
                                                       2003      1.130          1.549         11,935,706
                                                       2002      1.529          1.130         11,108,929
                                                       2001      1.522          1.529          5,065,288
                                                       2000      1.305          1.522            907,328
                                                       1999      1.084          1.305            216,465
                                                       1998      1.000          1.084             55,964

  LMPVPI Global High Yield Bond Subaccount (Class I)
  (5/98).............................................  2006      1.533          1.672            299,971
                                                       2005      1.497          1.533            365,223
                                                       2004      1.367          1.497            464,878
                                                       2003      1.116          1.367            455,322
                                                       2002      1.055          1.116            354,505
                                                       2001      1.017          1.055            421,112
                                                       2000      1.032          1.017            319,825
                                                       1999      0.991          1.032            208,039
                                                       1998      1.000          0.991            117,685

  LMPVPI Investors Subaccount (Class I) (4/98).......  2006      1.377          1.606         13,024,732
                                                       2005      1.311          1.377         15,084,411
                                                       2004      1.204          1.311         17,246,134
                                                       2003      0.923          1.204         18,513,035
                                                       2002      1.216          0.923         19,285,142
                                                       2001      1.287          1.216         15,853,833
                                                       2000      1.132          1.287          7,090,936
                                                       1999      1.029          1.132          3,905,967
                                                       1998      1.000          1.029          1,764,644

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.002          1.114          1,089,854
                                                       2005      0.969          1.002          1,217,569
                                                       2004      0.853          0.969          1,642,854
                                                       2003      0.581          0.853          2,003,014
                                                       2002      0.903          0.581          1,607,181
                                                       2001      0.987          0.903          1,517,383

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Strategic Bond Subaccount (Class I) (5/98)..  2006      1.458          1.510            954,513
                                                       2005      1.443          1.458          1,026,955
                                                       2004      1.372          1.443          1,081,101
                                                       2003      1.229          1.372          1,150,712
                                                       2002      1.145          1.229          1,123,744
                                                       2001      1.086          1.145            914,232
                                                       2000      1.026          1.086            624,887
                                                       1999      1.037          1.026            344,250
                                                       1998      1.000          1.037            127,127

Met Investors Series Trust
  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.222          9,810,578

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.203          1.232         13,699,584

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.586          1.610         24,184,274

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.960          2.014         15,669,108

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.851          1.981         34,627,074

The Travelers Series Trust
  Travelers Equity Income Subaccount (12/96).........  2006      1.864          1.960                 --
                                                       2005      1.810          1.864         19,336,704
                                                       2004      1.670          1.810         22,752,381
                                                       2003      1.291          1.670         24,652,637
                                                       2002      1.521          1.291         25,581,166
                                                       2001      1.652          1.521         27,130,603
                                                       2000      1.535          1.652         22,535,737

  Travelers Large Cap Subaccount (12/96).............  2006      1.538          1.586                 --
                                                       2005      1.435          1.538         14,843,563
                                                       2004      1.366          1.435         17,524,614
                                                       2003      1.111          1.366         19,563,576
                                                       2002      1.459          1.111         21,047,983
                                                       2001      1.790          1.459         24,478,964
                                                       2000      2.123          1.790         22,306,844

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Universal Institutional Funds, Inc.
  UIF Emerging Markets Equity Subaccount (Class I)
  (5/98).............................................  2006      1.743          2.357            380,452
                                                       2005      1.320          1.743            422,202
                                                       2004      1.087          1.320            439,202
                                                       2003      0.737          1.087            474,608
                                                       2002      0.820          0.737            360,817
                                                       2001      0.889          0.820            359,559
                                                       2000      1.484          0.889            309,348
                                                       1999      0.769          1.484            238,502
                                                       1998      1.000          0.769             27,410

  UIF Equity Growth Subaccount (Class I) (5/00)......  2006      0.732          0.751            976,582
                                                       2005      0.641          0.732          1,245,494
                                                       2004      0.603          0.641          1,341,533
                                                       2003      0.490          0.603          1,515,009
                                                       2002      0.688          0.490          1,471,505
                                                       2001      0.823          0.688          1,122,971

  UIF Global Value Equity Subaccount (Class I)
  (5/98).............................................  2006      1.248          1.492          1,006,808
                                                       2005      1.196          1.248            957,392
                                                       2004      1.068          1.196            990,539
                                                       2003      0.840          1.068          1,043,388
                                                       2002      1.025          0.840          1,131,407
                                                       2001      1.000          1.025          1,261,854
                                                       2001      1.118          1.000                 --
                                                       2000      1.017          1.118            922,022
                                                       1999      0.991          1.017            508,044
                                                       1998      0.973          0.991            163,749

  UIF Mid Cap Growth Subaccount (Class I) (5/00).....  2006      0.792          0.853            711,917
                                                       2005      0.683          0.792            865,513
                                                       2004      0.569          0.683            905,408
                                                       2003      0.407          0.569            987,307
                                                       2002      0.600          0.407          1,131,038
                                                       2001      0.861          0.600          1,118,232

  UIF Technology Subaccount (Class I) (5/00).........  2006      0.231          0.241                 --
                                                       2005      0.235          0.231            841,734
                                                       2004      0.242          0.235          1,156,951
                                                       2003      0.166          0.242          1,339,529
                                                       2002      0.330          0.166          1,840,625
                                                       2001      0.654          0.330          1,926,762

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  UIF U.S. Mid Cap Value Subaccount (Class I)
  (6/98).............................................  2006      1.596          1.900            739,966
                                                       2005      1.441          1.596            865,904
                                                       2004      1.275          1.441          1,021,502
                                                       2003      0.914          1.275          1,154,921
                                                       2002      1.288          0.914          1,337,465
                                                       2001      1.348          1.288          1,390,184
                                                       2000      1.235          1.348            859,060
                                                       1999      1.042          1.235            818,991
                                                       1998      1.000          1.042            219,618

  UIF U.S. Real Estate Subaccount (Class I) (10/98)..  2006      2.439          3.100                 --
                                                       2005      2.113          2.439            328,630
                                                       2004      1.571          2.113            379,765
                                                       2003      1.158          1.571            535,220
                                                       2002      1.184          1.158            480,808
                                                       2001      1.093          1.184            478,734
                                                       2000      0.866          1.093            138,149
                                                       1999      0.909          0.866            105,964
                                                       1998      0.865          0.909             66,511

  UIF Value Subaccount (Class I) (5/98)..............  2006      1.288          1.484            985,609
                                                       2005      1.249          1.288          1,118,021
                                                       2004      1.075          1.249          1,373,932
                                                       2003      0.813          1.075          1,494,933
                                                       2002      1.059          0.813          1,728,646
                                                       2001      1.050          1.059          1,653,571
                                                       2000      0.852          1.050            938,077
                                                       1999      0.880          0.852            853,765
                                                       1998      1.000          0.880            258,345

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class I)
  (5/99).............................................  2006      1.386          1.590            340,367
                                                       2005      1.347          1.386            414,103
                                                       2004      1.160          1.347            354,009
                                                       2003      0.898          1.160            346,971
                                                       2002      1.128          0.898            360,360
                                                       2001      1.173          1.128            384,749
                                                       2000      0.916          1.173            272,114
                                                       1999      1.000          0.916             65,606

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class I)
  (7/98).............................................  2006      0.840          0.887            546,450
                                                       2005      0.788          0.840            670,537
                                                       2004      0.768          0.788            927,896
                                                       2003      0.619          0.768            992,693
                                                       2002      0.888          0.619          1,203,650
                                                       2001      1.132          0.888          1,430,647
                                                       2000      1.344          1.132          1,563,368
                                                       1999      1.083          1.344            953,537
                                                       1998      1.000          1.083            233,972

  Van Kampen LIT Government Subaccount (Class I)
  (10/98)............................................  2006      1.333          1.358            682,624
                                                       2005      1.305          1.333            776,879
                                                       2004      1.271          1.305            951,033
                                                       2003      1.266          1.271          1,195,094
                                                       2002      1.172          1.266          1,730,223
                                                       2001      1.111          1.172            580,913
                                                       2000      1.003          1.111            488,214
                                                       1999      1.052          1.003            333,180
                                                       1998      1.000          1.052            347,758

  Van Kampen LIT Growth and Income Subaccount (Class
  I) (6/98)..........................................  2006      1.633          1.871            705,441
                                                       2005      1.505          1.633            921,752
                                                       2004      1.335          1.505          1,079,607
                                                       2003      1.057          1.335          1,137,611
                                                       2002      1.254          1.057          1,239,684
                                                       2001      1.350          1.254          1,513,888
                                                       2000      1.147          1.350          1,663,683
                                                       1999      1.030          1.147          1,105,415
                                                       1998      1.000          1.030            292,761

  Van Kampen LIT Money Market Subaccount (Class I)
  (5/98).............................................  2006      1.123          1.132                 --
                                                       2005      1.109          1.123          1,375,543
                                                       2004      1.115          1.109          1,485,737
                                                       2003      1.125          1.115          1,690,655
                                                       2002      1.127          1.125          2,226,422
                                                       2001      1.102          1.127          2,230,550
                                                       2000      1.055          1.102          1,706,894
                                                       1999      1.023          1.055            545,168
                                                       1998      1.000          1.023            637,874

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  I) (6/98)..........................................  2006      1.364          1.383            472,672
                                                       2005      1.281          1.364            525,228
                                                       2004      1.214          1.281            618,881
                                                       2003      0.967          1.214            698,741
                                                       2002      1.452          0.967            881,610
                                                       2001      2.150          1.452          1,085,722
                                                       2000      2.426          2.150          1,080,269
                                                       1999      1.204          2.426            483,237
                                                       1998      1.000          1.204             27,189

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.172          1.288         14,274,032
                                                       2005      1.019          1.172         14,262,420
                                                       2004      0.897          1.019         10,841,489
                                                       2003      0.710          0.897         10,150,010
                                                       2002      0.796          0.710          9,701,628
                                                       2001      0.923          0.796          8,023,592

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.729          1.917          8,419,538
                                                       2005      1.486          1.729          8,136,691
                                                       2004      1.209          1.486          7,053,117
                                                       2003      0.887          1.209          6,373,888
                                                       2002      0.999          0.887          5,310,526
                                                       2001      1.050          0.999          1,727,443




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Van Kampen Life Investment Trust-Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Universal Institutional Funds, Inc.-U.S. Real Estate Securities Portfolio was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The following table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.066          1.102                 --
                                                       2005      1.004          1.066         12,042,861
                                                       2004      0.941          1.004         13,862,916
                                                       2003      0.839          0.941         15,303,712
                                                       2002      0.911          0.839         15,615,584
                                                       2001      0.972          0.911         12,635,819

  Janus Aspen Forty Subaccount (Service Shares)
  (7/00).............................................  2006      0.853          0.917          3,092,260
                                                       2005      0.768          0.853          2,943,382
                                                       2004      0.660          0.768          2,819,561
                                                       2003      0.557          0.660          3,033,406
                                                       2002      0.672          0.557          3,211,262
                                                       2001      0.872          0.672          2,849,671

  Janus Aspen Mid Cap Value Subaccount (Service
  Shares) (4/03).....................................  2006      1.693          1.921            427,585
                                                       2005      1.560          1.693            407,696
                                                       2004      1.343          1.560            425,077
                                                       2003      1.000          1.343            514,550

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.584          0.679         11,950,925
                                                       2005      0.561          0.584         13,400,923
                                                       2004      0.544          0.561         16,410,151
                                                       2003      0.446          0.544         19,761,719
                                                       2002      0.609          0.446         22,039,418
                                                       2001      0.798          0.609         22,841,930

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).........  2006      1.698          1.977         10,269,420
                                                       2005      1.655          1.698         12,540,421
                                                       2004      1.549          1.655         14,334,230
                                                       2003      1.130          1.549         14,439,056
                                                       2002      1.529          1.130         14,322,306
                                                       2001      1.522          1.529         12,398,140
                                                       2000      1.305          1.522          5,750,512
                                                       1999      1.084          1.305          2,802,945
                                                       1998      1.000          1.084          1,220,503

  LMPVPI Global High Yield Bond Subaccount (Class I)
  (5/98).............................................  2006      1.533          1.672          2,453,263
                                                       2005      1.497          1.533          3,145,687
                                                       2004      1.367          1.497          3,553,979
                                                       2003      1.116          1.367          3,858,963
                                                       2002      1.055          1.116          3,974,358
                                                       2001      1.017          1.055          3,941,691
                                                       2000      1.032          1.017          3,132,176
                                                       1999      0.991          1.032          3,085,254
                                                       1998      1.000          0.991          2,965,625

  LMPVPI Investors Subaccount (Class I) (4/98).......  2006      1.377          1.606         11,310,649
                                                       2005      1.311          1.377         14,063,167
                                                       2004      1.204          1.311         16,356,631
                                                       2003      0.923          1.204         18,163,714
                                                       2002      1.216          0.923         19,758,109
                                                       2001      1.287          1.216         19,646,073
                                                       2000      1.132          1.287         12,889,045
                                                       1999      1.029          1.132          8,670,638
                                                       1998      1.000          1.029          3,232,444

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.002          1.114          4,221,015
                                                       2005      0.969          1.002          5,020,579
                                                       2004      0.853          0.969          5,707,331
                                                       2003      0.581          0.853          6,425,059
                                                       2002      0.903          0.581          5,433,438
                                                       2001      0.987          0.903          4,642,573

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Strategic Bond Subaccount (Class I) (5/98)..  2006      1.458          1.510          5,722,736
                                                       2005      1.443          1.458          6,597,214
                                                       2004      1.372          1.443          7,493,182
                                                       2003      1.229          1.372          8,867,700
                                                       2002      1.145          1.229          9,223,742
                                                       2001      1.086          1.145          7,447,350
                                                       2000      1.026          1.086          4,817,402
                                                       1999      1.037          1.026          3,695,681
                                                       1998      1.000          1.037          1,887,776

Met Investors Series Trust
  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.222         13,183,586

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.203          1.232         19,072,650

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.586          1.610         31,641,936

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.960          2.014         18,174,254

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06).............................................  2006      1.851          1.981         40,939,825

The Travelers Series Trust
  Travelers Equity Income Subaccount (12/96).........  2006      1.864          1.960                 --
                                                       2005      1.810          1.864         23,418,224
                                                       2004      1.670          1.810         28,399,295
                                                       2003      1.291          1.670         31,475,807
                                                       2002      1.521          1.291         34,048,348
                                                       2001      1.652          1.521         37,812,927
                                                       2000      1.535          1.652                 --

  Travelers Large Cap Subaccount (12/96).............  2006      1.538          1.586                 --
                                                       2005      1.435          1.538         16,715,712
                                                       2004      1.366          1.435         20,122,965
                                                       2003      1.111          1.366         23,324,386
                                                       2002      1.459          1.111         27,044,542
                                                       2001      1.790          1.459         31,933,410
                                                       2000      2.123          1.790         34,231,283

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Universal Institutional Funds, Inc.
  UIF Emerging Markets Equity Subaccount (Class I)
  (5/98).............................................  2006      1.743          2.357          1,861,026
                                                       2005      1.320          1.743          2,489,994
                                                       2004      1.087          1.320          2,552,056
                                                       2003      0.737          1.087          2,705,882
                                                       2002      0.820          0.737          2,858,356
                                                       2001      0.889          0.820          3,202,246
                                                       2000      1.484          0.889          2,933,453
                                                       1999      0.769          1.484          1,187,791
                                                       1998      1.000          0.769            325,885

  UIF Equity Growth Subaccount (Class I) (5/00)......  2006      0.732          0.751          3,868,984
                                                       2005      0.641          0.732          4,454,022
                                                       2004      0.603          0.641          4,784,449
                                                       2003      0.490          0.603          5,388,525
                                                       2002      0.688          0.490          5,699,969
                                                       2001      0.823          0.688          5,808,229

  UIF Global Value Equity Subaccount (Class I)
  (5/98).............................................  2006      1.248          1.492          8,314,576
                                                       2005      1.196          1.248          8,918,279
                                                       2004      1.068          1.196          9,140,860
                                                       2003      0.840          1.068          8,860,358
                                                       2002      1.025          0.840          8,455,101
                                                       2001      1.000          1.025          8,990,510
                                                       2001      1.118          1.000                 --
                                                       2000      1.017          1.118          7,845,996
                                                       1999      0.991          1.017          4,937,653
                                                       1998      1.000          0.991          2,791,215

  UIF Mid Cap Growth Subaccount (Class I) (5/00).....  2006      0.792          0.853          4,616,142
                                                       2005      0.683          0.792          5,859,271
                                                       2004      0.569          0.683          6,724,903
                                                       2003      0.407          0.569          7,412,502
                                                       2002      0.600          0.407          7,622,040
                                                       2001      0.861          0.600          7,985,971

  UIF Technology Subaccount (Class I) (5/00).........  2006      0.231          0.241                 --
                                                       2005      0.235          0.231          7,863,792
                                                       2004      0.242          0.235          8,801,098
                                                       2003      0.166          0.242          9,251,977
                                                       2002      0.330          0.166         11,141,281
                                                       2001      0.654          0.330         12,911,565
                                                       2000      1.000          0.654          8,223,281

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  UIF U.S. Mid Cap Value Subaccount (Class I)
  (5/98).............................................  2006      1.596          1.900          6,642,787
                                                       2005      1.441          1.596          8,014,319
                                                       2004      1.275          1.441          9,723,982
                                                       2003      0.914          1.275         10,712,032
                                                       2002      1.288          0.914         11,612,662
                                                       2001      1.348          1.288         12,284,770
                                                       2000      1.235          1.348          9,721,232
                                                       1999      1.042          1.235          5,752,898
                                                       1998      1.000          1.042          3,208,568

  UIF U.S. Real Estate Subaccount (Class I) (5/98)...  2006      2.439          3.100                 --
                                                       2005      2.113          2.439          2,353,839
                                                       2004      1.571          2.113          2,646,648
                                                       2003      1.158          1.571          3,061,310
                                                       2002      1.184          1.158          3,294,235
                                                       2001      1.093          1.184          3,245,254
                                                       2000      0.866          1.093          2,626,035

  UIF Value Subaccount (Class I) (5/98)..............  2006      1.288          1.484          7,552,291
                                                       2005      1.249          1.288          9,540,783
                                                       2004      1.075          1.249         10,748,230
                                                       2003      0.813          1.075         11,279,463
                                                       2002      1.059          0.813         12,016,877
                                                       2001      1.050          1.059         12,306,001
                                                       2000      0.852          1.050          9,127,020
                                                       1999      0.880          0.852          6,166,448
                                                       1998      1.000          0.880          2,812,523

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class I)
  (5/99).............................................  2006      1.386          1.590          2,667,409
                                                       2005      1.347          1.386          3,475,693
                                                       2004      1.160          1.347          3,652,141
                                                       2003      0.898          1.160          3,293,740
                                                       2002      1.128          0.898          3,145,076
                                                       2001      1.173          1.128          3,175,023
                                                       2000      0.916          1.173          2,259,815
                                                       1999      1.000          0.916            592,847

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class I)
  (5/98).............................................  2006      0.840          0.887          5,106,761
                                                       2005      0.788          0.840          7,011,089
                                                       2004      0.768          0.788          8,517,872
                                                       2003      0.619          0.768          9,561,484
                                                       2002      0.888          0.619         10,974,877
                                                       2001      1.132          0.888         13,325,467
                                                       2000      1.344          1.132         14,493,536
                                                       1999      1.083          1.344          6,294,366
                                                       1998      1.000          1.083          1,807,065

  Van Kampen LIT Government Subaccount (Class I)
  (5/98).............................................  2006      1.333          1.358          3,380,533
                                                       2005      1.305          1.333          4,539,630
                                                       2004      1.271          1.305          5,214,733
                                                       2003      1.266          1.271          6,354,516
                                                       2002      1.172          1.266          8,077,581
                                                       2001      1.111          1.172          3,329,608
                                                       2000      1.003          1.111          2,405,941
                                                       1999      1.052          1.003          1,781,637
                                                       1998      1.000          1.052            754,724

  Van Kampen LIT Growth and Income Subaccount (Class
  I) (5/98)..........................................  2006      1.633          1.871          7,356,658
                                                       2005      1.505          1.633          8,650,572
                                                       2004      1.335          1.505         10,021,350
                                                       2003      1.057          1.335         10,288,883
                                                       2002      1.254          1.057         11,033,781
                                                       2001      1.350          1.254         12,134,238
                                                       2000      1.147          1.350         10,991,961
                                                       1999      1.030          1.147          6,242,006
                                                       1998      1.000          1.030          2,274,752

  Van Kampen LIT Money Market Subaccount (Class I)
  (5/98).............................................  2006      1.123          1.132                 --
                                                       2005      1.109          1.123          3,114,503
                                                       2004      1.115          1.109          4,574,264
                                                       2003      1.125          1.115          5,728,263
                                                       2002      1.127          1.125          7,145,521
                                                       2001      1.102          1.127          9,461,724
                                                       2000      1.055          1.102          5,786,461
                                                       1999      1.023          1.055          7,282,651
                                                       1998      1.000          1.023          4,773,944

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  I) (5/98)..........................................  2006      1.364          1.383          3,565,733
                                                       2005      1.281          1.364          5,869,498
                                                       2004      1.214          1.281          6,655,088
                                                       2003      0.967          1.214          7,290,958
                                                       2002      1.452          0.967          8,168,531
                                                       2001      2.150          1.452          9,617,726
                                                       2000      2.426          2.150         10,070,879
                                                       1999      1.204          2.426          4,454,847
                                                       1998      1.000          1.204          1,147,906

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/00).............................................  2006      1.172          1.288         15,492,664
                                                       2005      1.019          1.172         14,943,854
                                                       2004      0.897          1.019         13,917,723
                                                       2003      0.710          0.897         12,297,582
                                                       2002      0.796          0.710         10,767,860
                                                       2001      0.923          0.796          8,215,904

  VIP Mid Cap Subaccount (Service Class 2) (1/01)....  2006      1.729          1.917          6,767,359
                                                       2005      1.486          1.729          7,176,700
                                                       2004      1.209          1.486          6,512,470
                                                       2003      0.887          1.209          5,739,048
                                                       2002      0.999          0.887          4,832,433
                                                       2001      1.050          0.999          1,308,941
                                                       2000      1.000          1.050                 --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Van Kampen Life Investment Trust-Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Universal Institutional Funds, Inc.-U.S. Real Estate Securities Portfolio was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

         APPENDIX C -- ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

--------------------------------------------------------------------------------

The Variable Funding Options listed below have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each of these Variable Funding Options and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGE


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,       LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
  INC.                                              INC.
  Legg Mason Partners Variable High Yield        Legg Mason Partners Variable Global High
     Bond Portfolio -- Class I                      Yield Bond Portfolio -- Class I
VAN KAMPEN LIFE INVESTMENT TRUST                 VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio -- Class I           Strategic Growth Portfolio -- Class I


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Global High     Legg Mason Partners Variable Global High
     Yield Bond Portfolio -- Class I                Yield Bond Portfolio -- Class I
  Legg Mason Partners Variable Strategic Bond  Legg Mason Partners Variable Strategic Bond
     Portfolio -- Class I                           Portfolio -- Class I


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


UNIVERSAL INSTITUTIONAL FUNDS, INC.            MET INVESTORS SERIES TRUST
  Emerging Markets Equity Portfolio -- Class   MFS(R) Emerging Markets Equity
     I                                              Portfolio -- Class A
UNIVERSAL INSTITUTIONAL FUNDS, INC.            METROPOLITAN SERIES FUND, INC.
  Global Value Equity Portfolio -- Class I     Oppenheimer Global Equity Portfolio -- Class
                                                    A
  U.S. Mid Cap Value Portfolio -- Class I      Neuberger Berman Mid Cap Value
                                                    Portfolio -- Class A

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-06-07-10-11, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-06-07-10-11.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-06-07-10-11

[ ] MLAC-Book-06-07-10-11

                 PREMIER ADVISERS - CLASS II ANNUITY PROSPECTUS:
                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes PREMIER ADVISERS -- CLASS II ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available as of April 30, 2007 are:

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio
  VIP Mid Cap Portfolio
JANUS ASPEN SERIES -- SERVICE SHARES
  Forty Portfolio
  Mid Cap Value Portfolio
  Worldwide Growth Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST -- CLASS I
  Legg Mason Partners Variable Fundamental Value Portfolio
  Legg Mason Partners Variable Investors Portfolio
  Legg Mason Partners Variable Small Cap Growth Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST -- CLASS I
  Legg Mason Partners Variable Global High Yield Bond Portfolio Legg Mason Partners Variable Strategic Bond Portfolio
MET INVESTORS SERIES TRUST -- CLASS A
  MFS(R) Emerging Markets Equity Portfolio
  Neuberger Berman Real Estate Portfolio
METROPOLITAN SERIES FUND, INC.
  BlackRock Money Market Portfolio -- Class A
  FI Large Cap Portfolio -- Class A
  FI Value Leaders Portfolio -- Class D
  MFS(R) Total Return Portfolio -- Class F
  Neuberger Berman Mid Cap Value Portfolio -- Class A Oppenheimer Global Equity Portfolio -- Class A
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I
  Equity Growth Portfolio
  Mid Cap Growth Portfolio
  Value Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
  Comstock Portfolio
  Enterprise Portfolio
  Government Portfolio
  Growth and Income Portfolio
  Strategic Growth Portfolio


-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding the Underlying Funds" for more information.

THE CONTRACT IS NO LONGER OFFERED TO NEW PURCHASERS.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 800-599-9460 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      7
Condensed Financial Information.........     10
The Annuity Contract....................     10
  Contract Owner Inquiries..............     11
  Purchase Payments.....................     11
  Accumulation Units....................     12
  The Variable Funding Options..........     12
Fixed Account...........................     16
Charges and Deductions..................     16
  General...............................     16
  Withdrawal Charge.....................     16
  Free Withdrawal Allowance.............     17
  Administrative Charges................     17
  Mortality and Expense Risk Charge.....     18
  Variable Liquidity Benefit Charge.....     18
  Enhanced Stepped-Up Provision Charge..     18
  Variable Funding Option Expenses......     18
  Premium Tax...........................     18
  Changes in Taxes Based Upon Premium or
     Value..............................     18
Transfers...............................     19
  Market Timing/Excessive Trading.......     19
  Dollar Cost Averaging.................     20
Access to Your Money....................     21
  Systematic Withdrawals................     22
  Loans.................................     22
Ownership Provisions....................     22
  Types of Ownership....................     22
     Contract Owner.....................     22
     Beneficiary........................     23
     Annuitant..........................     23
Death Benefit...........................     23
  Death Proceeds before the Maturity
     Date...............................     23
  Enhanced Stepped-Up Provision.........     24
  Payment of Proceeds...................     25
  Beneficiary Contract Continuance......     27
  Planned Death Benefit.................     27
  Death Proceeds after the Maturity
     Date...............................     27
The Annuity Period......................     28
  Maturity Date.........................     28
  Allocation of Annuity.................     28
  Variable Annuity......................     28
  Fixed Annuity.........................     29
Payment Options.........................     29
  Election of Options...................     29
  Annuity Options.......................     29
  Variable Liquidity Benefit............     30
Miscellaneous Contract Provisions.......     30
  Right to Return.......................     30
  Termination...........................     30
  Required Reports......................     30
  Suspension of Payments................     31
The Separate Accounts...................     31
  Performance Information...............     31
Federal Tax Considerations..............     32
  General Taxation of Annuities.........     32
  Types of Contracts: Qualified and Non-
     qualified..........................     33
  Qualified Annuity Contracts...........     33
  Taxation of Qualified Annuity
     Contracts..........................     33
  Mandatory Distributions for Qualified
     Plans..............................     33
  Individual Retirement Annuities.......     34
  TSAs (ERISA and NON-ERISA)............     35
  Roth IRAs.............................     36
  Non-qualified Annuity Contracts.......     37
  Diversification Requirements for
     Variable Annuities.................     38
  Ownership of the Investments..........     38
  Taxation of Death Benefit Proceeds....     38
Other Tax Considerations................     38
  Treatment of Charges for Optional
     Benefits...........................     38
  Puerto Rico Tax Considerations........     39
  Non-Resident Aliens...................     39
  Tax Credits and Deductions............     39
Other Information.......................     39
  The Insurance Companies...............     39
  Financial Statements..................     39
  Distribution of Variable Annuity
     Contracts..........................     40
  Conformity with State and Federal
     Laws...............................     41
  Voting Rights.........................     41
  Restrictions on Financial
     Transactions.......................     41
  Legal Proceedings.....................     41
Appendix A: Condensed Financial
  Information for MetLife of CT Fund
  ABD...................................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Fund ABD
  II....................................    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Contents of the Statement of
  Additional Information................    E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P. O. Box 990014, Hartford, CT 06199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P. O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, 408A, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:

                       PREMIER ADVISERS--CLASS II ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund ABD for Variable Annuities ("Fund ABD"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

The Contract is no longer offered to new purchasers. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408A or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual Contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% after seven full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   6%(1)
(as a percentage of the Purchase Payments withdrawn)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   6%(2)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $30(3)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for over seven years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


(2) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after seven years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


(3) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a maximum mortality and expense risk charge ("M & E") of 1.25% and a maximum administrative expense charge of 0.15% on all Contracts. In addition, there is a 0.20% charge for E.S.P., an optional feature. Below is a summary of all charges that may apply, depending on the features you select:



Mortality and Expense Risk Charge............................................    1.25%
Administrative Expense Charge................................................    0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL FEATURES SELECTED.....    1.40%
Optional E.S.P. Charge.......................................................    0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ELECTED....................    1.60%


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-599-9460.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                        MINIMUM   MAXIMUM
                                                                        -------   -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
expenses).............................................................    0.38%     1.33%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                                TOTAL       CONTRACTUAL
                                                                                ANNUAL      FEE WAIVER     NET TOTAL ANNUAL
                                MANAGEMENT   DISTRIBUTION AND/OR     OTHER    OPERATING   AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE      SERVICE(12B-1) FEES   EXPENSES    EXPENSES    REIMBURSEMENT       EXPENSES*
----------------                ----------   -------------------   --------   ---------   --------------   ----------------


FIDELITY VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R)
     Portfolio................     0.57%             0.25%           0.09%       0.91%           --              0.91%
  VIP Mid Cap Portfolio.......     0.57%             0.25%           0.11%       0.93%           --              0.93%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Forty Portfolio.............     0.64%             0.25%           0.06%       0.95%           --              0.95%
  Mid Cap Value Portfolio.....     0.64%             0.25%           0.43%       1.32%           --              1.32%(1)(2)
  Worldwide Growth Portfolio..     0.60%             0.25%           0.05%       0.90%           --              0.90%(1)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST -- CLASS I
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio................     0.75%               --            0.02%       0.77%           --              0.77%
  Legg Mason Partners Variable
     Investors Portfolio......     0.65%               --            0.07%       0.72%           --              0.72%
  Legg Mason Partners Variable
     Small Cap Growth
     Portfolio................     0.75%               --            0.21%       0.96%           --              0.96%
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Partners Variable
     Global High Yield Bond
     Portfolio................     0.80%               --            0.18%       0.98%           --              0.98%
  Legg Mason Partners Variable
     Strategic Bond
     Portfolio................     0.65%               --            0.16%       0.81%           --              0.81%

                                                                                TOTAL       CONTRACTUAL
                                                                                ANNUAL      FEE WAIVER     NET TOTAL ANNUAL
                                MANAGEMENT   DISTRIBUTION AND/OR     OTHER    OPERATING   AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE      SERVICE(12B-1) FEES   EXPENSES    EXPENSES    REIMBURSEMENT       EXPENSES*
----------------                ----------   -------------------   --------   ---------   --------------   ----------------

MET INVESTORS SERIES
  TRUST -- CLASS A(3)
  MFS(R) Emerging Markets
     Equity Portfolio.........     1.04%               --            0.29%       1.33%         0.03%             1.30%(4)(5)
  Neuberger Berman Real Estate
     Portfolio................     0.64%               --            0.04%       0.68%           --              0.68%
METROPOLITAN SERIES FUND,
  INC.(6)
  BlackRock Money Market
     Portfolio -- Class A.....     0.34%               --            0.04%       0.38%         0.01%             0.37%(7)
  FI Large Cap Portfolio
     --  Class A..............     0.78%               --            0.06%       0.84%           --              0.84%(8)
  FI Value Leaders
     Portfolio -- Class D.....     0.64%             0.10%           0.07%       0.81%           --              0.81%
  MFS(R) Total Return
     Portfolio  --  Class F...     0.53%             0.20%           0.05%       0.78%           --              0.78%(8)
  Neuberger Berman Mid Cap
     Value Portfolio -- Class
     A........................     0.65%               --            0.06%       0.71%           --              0.71%(8)
  Oppenheimer Global Equity
     Portfolio -- Class A.....     0.53%               --            0.09%       0.62%           --              0.62%
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC.  --  CLASS I
  Equity Growth Portfolio.....     0.50%               --            0.34%       0.84%           --              0.84%
  Mid Cap Growth Portfolio....     0.75%               --            0.31%       1.06%           --              1.06%
  Value Portfolio.............     0.55%               --            0.38%       0.93%           --              0.93%
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio..........     0.56%               --            0.03%       0.84%           --              0.84%
  Enterprise Portfolio........     0.50%               --            0.18%       0.93%           --              0.93%
  Government Portfolio........     0.50%               --            0.15%       0.90%           --              0.90%
  Growth and Income
     Portfolio................     0.56%               --            0.04%       0.85%           --              0.85%
  Strategic Growth Portfolio..     0.70%               --            0.08%       1.03%           --              1.03%


-------

    * Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

  (1) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  (2) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

  (3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

  (4) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees.

  (5) The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.

  (6) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

  (7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

  (8) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have elected the E.S.P. optional benefit and that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect the E.S.P. optional benefit.

EXAMPLE


                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Minimum Total
Annual Operating Expenses...............     $804       $1,079      $1,439      $2,325       $204        $629       $1,079
Underlying Fund with Maximum Total
Annual Operating Expenses...............     $899       $1,363      $1,912      $3,261       $305        $931       $1,581

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,325
Underlying Fund with Maximum Total
Annual Operating Expenses...............    $3,317


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Premier Advisers Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine whether you can purchase the Contract, and which optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                         ANNUITANT ON THE CONTRACT DATE
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                         Age 85
Enhanced Stepped-Up Provision (E.S.P.)                                         Age 75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, MetLife Investors Distribution Company. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-599-9460 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Mid Cap Portfolio            Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Forty Portfolio                  Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
  Mid Cap Value Portfolio          Seeks capital appreciation.        Janus Capital Management LLC
  Worldwide Growth Portfolio       Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST -- CLASS I
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value Portfolio   Current income is a secondary      LLC
                                   consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio           capital. Current income is a       LLC
                                   secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth Portfolio    capital.                           LLC
                                                                      Subadviser: ClearBridge Advisors,
                                                                      LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Global High Yield Bond        consistent with the preservation   LLC
     Portfolio                     of capital.                        Subadviser: Western Asset
                                                                      Management Company

  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Strategic Bond Portfolio      consistent with the preservation   LLC
                                   of capital.                        Subadviser: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES
  TRUST -- CLASS A
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio                                                        Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio                     through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management Inc.
                                   capital appreciation and current
                                   income.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

METROPOLITAN SERIES FUND, INC.
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MFS(R) Total Return              Seeks favorable total return       MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Neuberger Berman Mid Cap Value   Seeks capital growth.              MetLife Advisers, LLC
     Portfolio -- Class A                                             Subadviser: Neuberger Berman
                                                                      Management Inc.
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio --  Class A                                            Subadviser: OppenheimerFunds,
                                                                      Inc.
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Equity Growth Portfolio          Seeks long-term capital            Morgan Stanley Investment
                                   appreciation by investing          Management, Inc.
                                   primarily in growth-oriented
                                   equity securities of large-
                                   capitalization companies.
  Mid Cap Growth Portfolio         Seeks long-term capital growth by  Morgan Stanley Investment
                                   investing in common stocks and     Management, Inc.
                                   other equity securities.
  Value Portfolio                  Seeks above-average total return   Morgan Stanley Investment
                                   over a market cycle of three to    Management, Inc.
                                   five years by investing primarily
                                   in a portfolio of common stocks
                                   and other equity securities.
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio               Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Enterprise Portfolio             Seeks capital appreciation         Van Kampen Asset Management
                                   through investments in securities
                                   believed by the Portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.
  Government Portfolio             Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.
  Growth and Income Portfolio      Seeks long-term growth of capital  Van Kampen Asset Management and income.
  Strategic Growth Portfolio       Seeks long-term capital            Van Kampen Asset Management
                                   appreciation.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment to which no withdrawal charge applies then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d) any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

     -    if an annuity payout has begun

     - if an income option of at least five year's duration is begun after the first Contract Year

     - due to a minimum distribution under our minimum distribution rules then in effect

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to partial and full withdrawals.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. The administrative Contract charge will be deducted on a pro rata basis from amounts allocated to the Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge is equal to 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                2 years               6%
         2 years                4 years               5%
         4 years                5 years               4%
         5 years                6 years               3%
         6 years                7 years               2%
        7+ years                                      0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, MFS Emerging Markets Equity Portfolio, and Oppenheimer Global Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract.

Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be credited with the non-program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Programs will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal, or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be honored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

IF THE ANNUITANT OR AN OWNER IS YOUNGER THAN AGE 80 ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

     (1)  the Contract Value on the Death Report Date

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals or

     (3)  the step-up value (if any, as described below)

STEP-UP VALUE. We will establish a step-up value on each Contract Date anniversary that occurs on or prior to the Death Report Date. The step-up value will initially equal the Contract Value on that anniversary. When you make an additional Purchase Payment, we will increase the step-up value by the amount of that Purchase Payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each

Contract anniversary before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals.

PARTIAL SURRENDER REDUCTIONS. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction that equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new step-up value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new step-up value would be $50,000-$16,666, or $33,334.

IF THE ANNUITANT OR AN OWNER IS AGE 80 OR OLDER ON THE CONTRACT DATE: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax or outstanding loans not previously deducted:

     (1)  the Contract Value on the Death Report Date or

     (2) the total Purchase Payments made under the Contract less the total of any withdrawals

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000-$16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          elects to continue the
OWNER)                        Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary (ies), or if   Unless the beneficiary         Yes
(WITH NO JOINT OWNER)         none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
JOINT OWNER (WHO IS NOT THE   The surviving joint owner.     Unless the surviving joint     Yes
ANNUITANT)                                                   owner elects to continue the
                                                             Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
JOINT OWNER (WHO IS THE       The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT)                    none, to the surviving joint   elects to continue the
                              owner.                         Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   Unless the beneficiary         Yes
CONTRACT OWNER)               none, to the Contract Owner.   elects to continue the
                              If the Contract Owner is not   Contract rather than receive
                              living, then to the            the distribution.
                              surviving joint owner. If
                              none, then to the Contract
                              Owner's estate.
                                                             But, if there is a
                                                             Contingent Annuitant, then,
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary (ies) or if                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             a lump sum distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other that IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 75th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 85th birthday for Non-qualified Contracts or, for Qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue


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to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee.
No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.


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SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Fund ABD for Variable Annuities ("Fund ABD") and MetLife of CT Fund ABD II for Variable Annuities ("Fund ABD II"), respectively. References to "Separate Account" refer either to Fund ABD or Fund ABD II, depending on the issuer of your Contract. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P. However, if you elect any of these optional features, they involve additional charges that will serve to decrease

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the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows

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the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has not been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they

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

attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 408 AND IRA
OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007, $5,000 for 2008, and may be indexed for inflation for years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.


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TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 591/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

- Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

- Is directly transferred to another permissible investment under sec.403(b) arrangements;

- Relates to amounts that are not salary reduction elective deferrals;

- Occurs after you die, leave your job or become disabled (as defined by the Code); or

- Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals,

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

          rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax (Qualified Distributions).

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion

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

of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614 is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers but it continues to accept Purchase Payments from Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, Inc. and

New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC, MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00)...........................................  2006        1.066            1.102                 --
                                                     2005        1.004            1.066         10,647,659
                                                     2004        0.941            1.004         12,240,173
                                                     2003        0.839            0.941         14,072,516
                                                     2002        0.911            0.839         14,830,766
                                                     2001        0.972            0.911         13,475,207

  Janus Aspen Forty Subaccount (Service Shares)
  (5/02)...........................................  2006        0.853            0.917            534,763
                                                     2005        0.768            0.853            578,607
                                                     2004        0.660            0.768            572,316
                                                     2003        0.557            0.660            662,080
                                                     2002        0.672            0.557            710,088
                                                     2001        0.872            0.672            615,886

  Janus Aspen Mid Cap Value Subaccount (Service
  Shares) (4/03)...................................  2006        1.693            1.921             86,067
                                                     2005        1.560            1.693             87,514
                                                     2004        1.343            1.560            116,813
                                                     2003        1.000            1.343            128,204

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00)...................................  2006        0.584            0.679          9,300,854
                                                     2005        0.561            0.584         10,682,752
                                                     2004        0.544            0.561         12,214,595
                                                     2003        0.446            0.544         13,388,686
                                                     2002        0.609            0.446         15,628,276
                                                     2001        0.798            0.609         16,824,804

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)......  2006        1.698            1.977          9,460,702
                                                     2005        1.655            1.698         10,354,574
                                                     2004        1.549            1.655         11,436,639
                                                     2003        1.130            1.549         11,935,706
                                                     2002        1.529            1.130         11,108,929
                                                     2001        1.522            1.529          5,065,288
                                                     2000        1.305            1.522            907,328
                                                     1999        1.084            1.305            216,465
                                                     1998        1.000            1.084             55,964

  LMPVPI Global High Yield Bond Subaccount (Class
  I) (8/98)........................................  2006        1.533            1.672            299,971
                                                     2005        1.497            1.533            365,223
                                                     2004        1.367            1.497            464,878
                                                     2003        1.116            1.367            455,322
                                                     2002        1.055            1.116            354,505
                                                     2001        1.017            1.055            421,112
                                                     2000        1.032            1.017            319,825
                                                     1999        0.991            1.032            208,039
                                                     1998        1.000            0.991            117,685

  LMPVPI Investors Subaccount (Class I) (6/98).....  2006        1.377            1.606         13,024,732
                                                     2005        1.311            1.377         15,084,411
                                                     2004        1.204            1.311         17,246,134
                                                     2003        0.923            1.204         18,513,035
                                                     2002        1.216            0.923         19,285,142
                                                     2001        1.287            1.216         15,853,833
                                                     2000        1.132            1.287          7,090,936
                                                     1999        1.029            1.132          3,905,967
                                                     1998        1.000            1.029          1,764,644

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00)...........................................  2006        1.002            1.114          1,089,854
                                                     2005        0.969            1.002          1,217,569
                                                     2004        0.853            0.969          1,642,854
                                                     2003        0.581            0.853          2,003,014
                                                     2002        0.903            0.581          1,607,181
                                                     2001        0.987            0.903          1,517,383

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPI Strategic Bond Subaccount (Class I)
  (8/98)...........................................  2006        1.458            1.510            954,513
                                                     2005        1.443            1.458          1,026,955
                                                     2004        1.372            1.443          1,081,101
                                                     2003        1.229            1.372          1,150,712
                                                     2002        1.145            1.229          1,123,744
                                                     2001        1.086            1.145            914,232
                                                     2000        1.026            1.086            624,887
                                                     1999        1.037            1.026            344,250
                                                     1998        1.000            1.037            127,127

Met Investors Series Trust
  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.222          9,810,578

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.203            1.232         13,699,584

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.586            1.610         24,184,274

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.960            2.014         15,669,108

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.851            1.981         34,627,074

The Travelers Series Trust
  Travelers Equity Income Subaccount (12/96).......  2006        1.864            1.960                 --
                                                     2005        1.810            1.864         19,336,704
                                                     2004        1.670            1.810         22,752,381
                                                     2003        1.291            1.670         24,652,637
                                                     2002        1.521            1.291         25,581,166
                                                     2001        1.652            1.521         27,130,603
                                                     2000        1.535            1.652         22,535,737

  Travelers Large Cap Subaccount (12/96)...........  2006        1.538            1.586                 --
                                                     2005        1.435            1.538         14,843,563
                                                     2004        1.366            1.435         17,524,614
                                                     2003        1.111            1.366         19,563,576
                                                     2002        1.459            1.111         21,047,983
                                                     2001        1.790            1.459         24,478,964
                                                     2000        2.123            1.790         22,306,844

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Universal Institutional Funds, Inc.
  UIF Emerging Markets Equity Subaccount (Class I)
  (11/98)..........................................  2006        1.743            2.357            380,452
                                                     2005        1.320            1.743            422,202
                                                     2004        1.087            1.320            439,202
                                                     2003        0.737            1.087            474,608
                                                     2002        0.820            0.737            360,817
                                                     2001        0.889            0.820            359,559
                                                     2000        1.484            0.889            309,348
                                                     1999        0.769            1.484            238,502
                                                     1998        1.000            0.769             27,410

  UIF Equity Growth Subaccount (Class I) (5/00)....  2006        0.732            0.751            976,582
                                                     2005        0.641            0.732          1,245,494
                                                     2004        0.603            0.641          1,341,533
                                                     2003        0.490            0.603          1,515,009
                                                     2002        0.688            0.490          1,471,505
                                                     2001        0.823            0.688          1,122,971

  UIF Global Value Equity Subaccount (Class I)
  (6/98)...........................................  2006        1.248            1.492          1,006,808
                                                     2005        1.196            1.248            957,392
                                                     2004        1.068            1.196            990,539
                                                     2003        0.840            1.068          1,043,388
                                                     2002        1.025            0.840          1,131,407
                                                     2001        1.118            1.025          1,261,854
                                                     2000        1.017            1.118            922,022
                                                     1999        0.991            1.017            508,044
                                                     1998        0.973            0.991            163,749

  UIF Mid Cap Growth Subaccount (Class I) (5/00)...  2006        0.792            0.853            711,917
                                                     2005        0.683            0.792            865,513
                                                     2004        0.569            0.683            905,408
                                                     2003        0.407            0.569            987,307
                                                     2002        0.600            0.407          1,131,038
                                                     2001        0.861            0.600          1,118,232

  UIF Technology Subaccount (Class I) (5/00).......  2006        0.231            0.241                 --
                                                     2005        0.235            0.231            841,734
                                                     2004        0.242            0.235          1,156,951
                                                     2003        0.166            0.242          1,339,529
                                                     2002        0.330            0.166          1,840,625
                                                     2001        0.654            0.330          1,926,762

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  UIF U.S. Mid Cap Value Subaccount (Class I)
  (6/98)...........................................  2006        1.596            1.900            739,966
                                                     2005        1.441            1.596            865,904
                                                     2004        1.275            1.441          1,021,502
                                                     2003        0.914            1.275          1,154,921
                                                     2002        1.288            0.914          1,337,465
                                                     2001        1.348            1.288          1,390,184
                                                     2000        1.235            1.348            859,060
                                                     1999        1.042            1.235            818,991
                                                     1998        1.000            1.042            219,618

  UIF U.S. Real Estate Subaccount (Class I)
  (10/98)..........................................  2006        2.439            3.100                 --
                                                     2005        2.113            2.439            328,630
                                                     2004        1.571            2.113            379,765
                                                     2003        1.158            1.571            535,220
                                                     2002        1.184            1.158            480,808
                                                     2001        1.093            1.184            478,734
                                                     2000        0.866            1.093            138,149
                                                     1999        0.909            0.866            105,964

  UIF Value Subaccount (Class I) (7/98)............  2006        1.288            1.484            985,609
                                                     2005        1.249            1.288          1,118,021
                                                     2004        1.075            1.249          1,373,932
                                                     2003        0.813            1.075          1,494,933
                                                     2002        1.059            0.813          1,728,646
                                                     2001        1.050            1.059          1,653,571
                                                     2000        0.852            1.050            938,077
                                                     1999        0.880            0.852            853,765
                                                     1998        1.000            0.880            258,345

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)..........................................  2006        1.247            1.427          6,312,254
                                                     2005        1.215            1.247          7,096,647
                                                     2004        1.049            1.215          6,571,850
                                                     2003        0.814            1.049          6,680,549
                                                     2002        1.024            0.814          6,548,811
                                                     2001        1.069            1.024          3,476,351
                                                     2000        1.000            1.069              1,000

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)..........................................  2006        0.731            0.770            361,335
                                                     2005        0.688            0.731            547,127
                                                     2004        0.672            0.688            697,334
                                                     2003        0.542            0.672            732,809
                                                     2002        0.781            0.542            592,082
                                                     2001        0.997            0.781            522,639
                                                     2000        1.000            0.997              2,000

  Van Kampen LIT Government Subaccount (Class II)
  (12/00)..........................................  2006        1.188            1.208          1,663,224
                                                     2005        1.167            1.188          1,897,077
                                                     2004        1.139            1.167          2,101,413
                                                     2003        1.138            1.139          2,527,567
                                                     2002        1.055            1.138          2,745,874
                                                     2001        1.003            1.055          1,182,897
                                                     2000        1.000            1.003              1,000

  Van Kampen LIT Growth and Income Subaccount
  (Class II) (12/00)...............................  2006        1.237            1.415          1,486,747
                                                     2005        1.143            1.237          1,761,528
                                                     2004        1.016            1.143          1,883,798
                                                     2003        0.807            1.016          2,004,484
                                                     2002        0.960            0.807          2,048,852
                                                     2001        1.036            0.960          1,495,065
                                                     2000        1.000            1.036              2,000

  Van Kampen LIT Money Market Subaccount (Class II)
  (12/00)..........................................  2006        1.008            1.016                 --
                                                     2005        0.998            1.008          1,462,187
                                                     2004        1.006            0.998          1,720,678
                                                     2003        1.017            1.006          2,233,559
                                                     2002        1.022            1.017          3,739,948
                                                     2001        1.002            1.022          2,261,379
                                                     2000        1.000            1.002              4,507

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)......................................  2006        0.618            0.625          2,147,740
                                                     2005        0.582            0.618          2,411,253
                                                     2004        0.553            0.582          2,665,643
                                                     2003        0.441            0.553          3,182,408
                                                     2002        0.664            0.441          3,785,426
                                                     2001        0.986            0.664          2,180,793
                                                     2000        1.000            0.986              4,000

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.172            1.288         14,274,032
                                                     2005        1.019            1.172         14,262,420
                                                     2004        0.897            1.019         10,841,489
                                                     2003        0.710            0.897         10,150,010
                                                     2002        0.796            0.710          9,701,628
                                                     2001        0.923            0.796          8,023,592

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.729            1.917          8,419,538
                                                     2005        1.486            1.729          8,136,691
                                                     2004        1.209            1.486          7,053,117
                                                     2003        0.887            1.209          6,373,888
                                                     2002        0.999            0.887          5,310,526
                                                     2001        1.050            0.999          1,727,443




                         SEPARATE ACCOUNT CHARGES 1.60%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00)...........................................  2006        1.056            1.091                --
                                                     2005        0.997            1.056           255,617
                                                     2004        0.935            0.997           253,885
                                                     2003        0.836            0.935           258,345
                                                     2002        0.910            0.836           349,207
                                                     2001        1.000            0.910           334,095

  Janus Aspen Forty Subaccount (Service Shares)
  (5/02)...........................................  2006        0.845            0.907            45,304
                                                     2005        0.762            0.845            50,930
                                                     2004        0.657            0.762            61,775
                                                     2003        0.555            0.657            70,699
                                                     2002        0.671            0.555            84,555
                                                     2001        1.000            0.671            89,459

  Janus Aspen Mid Cap Value Subaccount (Service
  Shares) (4/03)...................................  2006        1.684            1.907            16,577
                                                     2005        1.555            1.684            34,616
                                                     2004        1.341            1.555            39,310
                                                     2003        1.000            1.341            21,291

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00)...................................  2006        0.578            0.671           135,964
                                                     2005        0.557            0.578           147,388
                                                     2004        0.541            0.557           160,200
                                                     2003        0.444            0.541           175,769
                                                     2002        0.608            0.444           178,641
                                                     2001        0.715            0.608           259,969

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)......  2006        1.682            1.955           153,954
                                                     2005        1.642            1.682           158,785
                                                     2004        1.541            1.642           208,469
                                                     2003        1.126            1.541           166,575
                                                     2002        1.527            1.126           164,831
                                                     2001        1.000            1.527           133,745

  LMPVPI Global High Yield Bond Subaccount (Class
  I) (8/98)........................................  2006        1.518            1.653           122,111
                                                     2005        1.486            1.518           140,238
                                                     2004        1.359            1.486           116,317
                                                     2003        1.112            1.359            47,341
                                                     2002        1.053            1.112            24,066
                                                     2001        1.000            1.053            29,395

  LMPVPI Investors Subaccount (Class I) (6/98).....  2006        1.364            1.588           253,203
                                                     2005        1.301            1.364           283,213
                                                     2004        1.198            1.301           327,409
                                                     2003        0.920            1.198           333,678
                                                     2002        1.214            0.920           340,212
                                                     2001        1.000            1.214           197,379

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00)...........................................  2006        0.993            1.102           234,137
                                                     2005        0.962            0.993           314,860
                                                     2004        0.849            0.962           145,485
                                                     2003        0.579            0.849            76,241
                                                     2002        0.901            0.579           217,040
                                                     2001        1.000            0.901            94,940

  LMPVPI Strategic Bond Subaccount (Class I)
  (8/98)...........................................  2006        1.444            1.493           625,712
                                                     2005        1.432            1.444           727,942
                                                     2004        1.365            1.432           530,603
                                                     2003        1.225            1.365           404,776
                                                     2002        1.143            1.225           268,754
                                                     2001        1.000            1.143           140,242

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Met Investors Series Trust
  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.220           431,019

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.191            1.218           464,414

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.570            1.591           142,060

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.940            1.990           190,094

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.832            1.958           902,238

The Travelers Series Trust
  Travelers Equity Income Subaccount (12/96).......  2006        1.847            1.940                --
                                                     2005        1.796            1.847           196,100
                                                     2004        1.661            1.796           109,068
                                                     2003        1.287            1.661            74,811
                                                     2002        1.519            1.287            64,328
                                                     2001        1.000            1.519            89,211

  Travelers Large Cap Subaccount (12/96)...........  2006        1.523            1.570                --
                                                     2005        1.424            1.523           151,394
                                                     2004        1.358            1.424           121,374
                                                     2003        1.107            1.358           108,069
                                                     2002        1.457            1.107           108,235
                                                     2001        1.635            1.457           138,251

Universal Institutional Funds, Inc.
  UIF Emerging Markets Equity Subaccount (Class I)
  (11/98)..........................................  2006        1.726            2.330            31,751
                                                     2005        1.310            1.726            43,292
                                                     2004        1.081            1.310            23,461
                                                     2003        0.734            1.081               731
                                                     2002        0.819            0.734               733
                                                     2001        1.000            0.819               735

  UIF Equity Growth Subaccount (Class I) (5/00)....  2006        0.725            0.742           100,842
                                                     2005        0.636            0.725           102,506
                                                     2004        0.600            0.636           125,606
                                                     2003        0.488            0.600           117,008
                                                     2002        0.687            0.488           118,634
                                                     2001        1.000            0.687           110,211

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  UIF Global Value Equity Subaccount (Class I)
  (6/98)...........................................  2006        1.236            1.475           150,737
                                                     2005        1.187            1.236           159,242
                                                     2004        1.062            1.187            54,862
                                                     2003        0.837            1.062            55,406
                                                     2002        1.023            0.837            57,286
                                                     2001        1.099            1.023            57,290

  UIF Mid Cap Growth Subaccount (Class I) (5/00)...  2006        0.784            0.843            48,939
                                                     2005        0.678            0.784            52,422
                                                     2004        0.566            0.678            52,464
                                                     2003        0.406            0.566            49,055
                                                     2002        0.599            0.406            52,286
                                                     2001        1.000            0.599            79,193

  UIF Technology Subaccount (Class I) (5/00).......  2006        0.229            0.239                --
                                                     2005        0.233            0.229            45,503
                                                     2004        0.241            0.233            54,918
                                                     2003        0.165            0.241            54,977
                                                     2002        0.329            0.165            55,042
                                                     2001        1.000            0.329           102,301

  UIF U.S. Mid Cap Value Subaccount (Class I)
  (6/98)...........................................  2006        1.581            1.878            92,700
                                                     2005        1.430            1.581           149,205
                                                     2004        1.268            1.430            96,441
                                                     2003        0.911            1.268           114,640
                                                     2002        1.286            0.911           112,891
                                                     2001        1.000            1.286            56,627

  UIF U.S. Real Estate Subaccount (Class I)
  (10/98)..........................................  2006        2.416            3.065                --
                                                     2005        2.097            2.416           150,766
                                                     2004        1.562            2.097           112,073
                                                     2003        1.154            1.562            57,724
                                                     2002        1.182            1.154            58,205
                                                     2001        1.103            1.182            41,338

  UIF Value Subaccount (Class I) (7/98)............  2006        1.275            1.467           125,584
                                                     2005        1.239            1.275           278,813
                                                     2004        1.069            1.239            89,759
                                                     2003        0.810            1.069            38,497
                                                     2002        1.057            0.810            44,017
                                                     2001        1.086            1.057            48,556

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)..........................................  2006        1.235            1.411         1,358,078
                                                     2005        1.206            1.235         1,538,394
                                                     2004        1.043            1.206         1,249,226
                                                     2003        0.811            1.043           523,532
                                                     2002        1.023            0.811           511,591
                                                     2001        1.000            1.023           554,533

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)..........................................  2006        0.724            0.761           124,113
                                                     2005        0.682            0.724           147,901
                                                     2004        0.668            0.682           156,937
                                                     2003        0.540            0.668           159,587
                                                     2002        0.779            0.540           162,175
                                                     2001        1.000            0.779           249,534

  Van Kampen LIT Government Subaccount (Class II)
  (12/00)..........................................  2006        1.177            1.194           399,830
                                                     2005        1.158            1.177           631,771
                                                     2004        1.132            1.158           628,426
                                                     2003        1.134            1.132           564,463
                                                     2002        1.054            1.134           552,439
                                                     2001        1.000            1.054           276,796

  Van Kampen LIT Growth and Income Subaccount
  (Class II) (12/00)...............................  2006        1.225            1.398         1,303,799
                                                     2005        1.135            1.225         1,420,782
                                                     2004        1.010            1.135         1,227,385
                                                     2003        0.804            1.010           858,078
                                                     2002        0.958            0.804           830,360
                                                     2001        1.000            0.958           653,059

  Van Kampen LIT Money Market Subaccount (Class II)
  (12/00)..........................................  2006        0.998            1.005                --
                                                     2005        0.990            0.998         1,400,686
                                                     2004        1.001            0.990           493,184
                                                     2003        1.014            1.001           842,223
                                                     2002        1.020            1.014           618,842
                                                     2001        1.000            1.020           467,658

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)......................................  2006        0.612            0.618           543,468
                                                     2005        0.578            0.612           585,109
                                                     2004        0.550            0.578           526,243
                                                     2003        0.440            0.550           240,400
                                                     2002        0.663            0.440           204,548
                                                     2001        1.000            0.663           196,322

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.161            1.273         1,211,927
                                                     2005        1.011            1.161         1,099,324
                                                     2004        0.892            1.011           690,781
                                                     2003        0.707            0.892           228,413
                                                     2002        0.795            0.707           173,492
                                                     2001        0.845            0.795            67,791

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.713            1.895           816,373
                                                     2005        1.475            1.713           731,573
                                                     2004        1.202            1.475           514,700
                                                     2003        0.883            1.202            74,976
                                                     2002        0.998            0.883            99,631
                                                     2001        0.984            0.998             4,842




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Van Kampen Life Investment Trust-Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Universal Institutional Funds, Inc.-U.S. Real Estate Securities Portfolio was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

                METLIFE OF CT FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.40%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01)...........................................  2006        1.066            1.102                 --
                                                     2005        1.004            1.066         12,042,861
                                                     2004        0.941            1.004         13,862,916
                                                     2003        0.839            0.941         15,303,712
                                                     2002        0.911            0.839         15,615,585
                                                     2001        0.972            0.911         12,635,819

  Janus Aspen Forty Subaccount (Service Shares)
  (5/01)...........................................  2006        0.853            0.917          3,092,260
                                                     2005        0.768            0.853          2,943,382
                                                     2004        0.660            0.768          2,819,561
                                                     2003        0.557            0.660          3,033,406
                                                     2002        0.672            0.557          3,211,262
                                                     2001        0.872            0.672          2,849,671

  Janus Aspen Mid Cap Value Subaccount (Service
  Shares) (4/03)...................................  2006        1.693            1.921            427,585
                                                     2005        1.560            1.693            407,696
                                                     2004        1.343            1.560            425,077
                                                     2003        1.000            1.343            514,550

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.584            0.679         11,950,925
                                                     2005        0.561            0.584         13,400,923
                                                     2004        0.544            0.561         16,410,151
                                                     2003        0.446            0.544         19,761,719
                                                     2002        0.609            0.446         22,039,418
                                                     2001        0.798            0.609         22,841,930

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).......  2006        1.698            1.977         10,269,420
                                                     2005        1.655            1.698         12,540,421
                                                     2004        1.549            1.655         14,334,230
                                                     2003        1.130            1.549         14,439,056
                                                     2002        1.529            1.130         14,322,306
                                                     2001        1.522            1.529         12,398,140
                                                     2000        1.305            1.522          5,750,512
                                                     1999        1.084            1.305          2,802,945
                                                     1998        1.000            1.084          1,220,503

  LMPVPI Global High Yield Bond Subaccount (Class
  I) (5/98)........................................  2006        1.533            1.672          2,453,263
                                                     2005        1.497            1.533          3,145,687
                                                     2004        1.367            1.497          3,553,979
                                                     2003        1.116            1.367          3,858,963
                                                     2002        1.055            1.116          3,974,358
                                                     2001        1.017            1.055          3,941,691
                                                     2000        1.032            1.017          3,132,176
                                                     1999        0.991            1.032          3,085,254
                                                     1998        1.000            0.991          2,965,625

  LMPVPI Investors Subaccount (Class I) (4/98).....  2006        1.377            1.606         11,310,649
                                                     2005        1.311            1.377         14,063,167
                                                     2004        1.204            1.311         16,356,631
                                                     2003        0.923            1.204         18,163,714
                                                     2002        1.216            0.923         19,758,109
                                                     2001        1.287            1.216         19,646,073
                                                     2000        1.132            1.287         12,889,045
                                                     1999        1.029            1.132          8,670,638
                                                     1998        1.000            1.029          3,232,444

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)...........................................  2006        1.002            1.114          4,221,015
                                                     2005        0.969            1.002          5,020,579
                                                     2004        0.853            0.969          5,707,331
                                                     2003        0.581            0.853          6,425,059
                                                     2002        0.903            0.581          5,433,439
                                                     2001        0.987            0.903          4,642,573

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPI Strategic Bond Subaccount (Class I)
  (5/98)...........................................  2006        1.458            1.510          5,722,736
                                                     2005        1.443            1.458          6,597,214
                                                     2004        1.372            1.443          7,493,182
                                                     2003        1.229            1.372          8,867,700
                                                     2002        1.145            1.229          9,223,742
                                                     2001        1.086            1.145          7,447,350
                                                     2000        1.026            1.086          4,817,402
                                                     1999        1.037            1.026          3,695,681
                                                     1998        1.000            1.037          1,887,776

Met Investors Series Trust
  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.222         13,183,586

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.203            1.232         19,072,650

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.586            1.610         31,641,936

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.960            2.014         18,174,254

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.851            1.981         40,939,825

The Travelers Series Trust
  Travelers Equity Income Subaccount (12/96).......  2006        1.864            1.960                 --
                                                     2005        1.810            1.864         23,418,224
                                                     2004        1.670            1.810         28,399,295
                                                     2003        1.291            1.670         31,475,807
                                                     2002        1.521            1.291         34,048,347
                                                     2001        1.652            1.521         37,812,927
                                                     2000        1.535            1.652         37,849,058

  Travelers Large Cap Subaccount (12/96)...........  2006        1.538            1.586                 --
                                                     2005        1.435            1.538         16,715,712
                                                     2004        1.366            1.435         20,122,965
                                                     2003        1.111            1.366         23,324,386
                                                     2002        1.459            1.111         27,044,542
                                                     2001        1.790            1.459         31,933,410
                                                     2000        2.123            1.790         34,231,282

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Universal Institutional Funds, Inc.
  UIF Emerging Markets Equity Subaccount (Class I)
  (5/98)...........................................  2006        1.743            2.357          1,861,026
                                                     2005        1.320            1.743          2,489,994
                                                     2004        1.087            1.320          2,552,056
                                                     2003        0.737            1.087          2,705,882
                                                     2002        0.820            0.737          2,858,356
                                                     2001        0.889            0.820          3,202,246
                                                     2000        1.484            0.889          2,933,453
                                                     1999        0.769            1.484          1,187,791
                                                     1998        1.000            0.769            325,885

  UIF Equity Growth Subaccount (Class I) (5/01)....  2006        0.732            0.751          3,868,984
                                                     2005        0.641            0.732          4,454,022
                                                     2004        0.603            0.641          4,784,449
                                                     2003        0.490            0.603          5,388,525
                                                     2002        0.688            0.490          5,699,969
                                                     2001        0.823            0.688          5,808,229

  UIF Global Value Equity Subaccount (Class I)
  (5/98)...........................................  2006        1.248            1.492          8,314,576
                                                     2005        1.196            1.248          8,918,279
                                                     2004        1.068            1.196          9,140,860
                                                     2003        0.840            1.068          8,860,358
                                                     2002        1.025            0.840          8,455,101
                                                     2001        1.118            1.025          8,990,510
                                                     2000        1.017            1.118          7,845,996
                                                     1999        0.991            1.017          4,937,653
                                                     1998        1.000            0.991          2,791,215

  UIF Mid Cap Growth Subaccount (Class I) (5/00)...  2006        0.792            0.853          4,616,142
                                                     2005        0.683            0.792          5,859,271
                                                     2004        0.569            0.683          6,724,903
                                                     2003        0.407            0.569          7,412,502
                                                     2002        0.600            0.407          7,622,040
                                                     2001        0.861            0.600          7,985,971

  UIF Technology Subaccount (Class I) (5/00).......  2006        0.231            0.241                 --
                                                     2005        0.235            0.231          7,863,792
                                                     2004        0.242            0.235          8,801,098
                                                     2003        0.166            0.242          9,251,977
                                                     2002        0.330            0.166         11,141,281
                                                     2001        0.654            0.330         12,911,565

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  UIF U.S. Mid Cap Value Subaccount (Class I)
  (5/98)...........................................  2006        1.596            1.900          6,642,787
                                                     2005        1.441            1.596          8,014,319
                                                     2004        1.275            1.441          9,723,982
                                                     2003        0.914            1.275         10,712,032
                                                     2002        1.288            0.914         11,612,663
                                                     2001        1.348            1.288         12,284,770
                                                     2000        1.235            1.348          9,721,232
                                                     1999        1.042            1.235          5,752,898
                                                     1998        1.000            1.042          3,208,568

  UIF U.S. Real Estate Subaccount (Class I)
  (5/98)...........................................  2006        2.439            3.100                 --
                                                     2005        2.113            2.439          2,353,839
                                                     2004        1.571            2.113          2,646,648
                                                     2003        1.158            1.571          3,061,310
                                                     2002        1.184            1.158          3,294,235
                                                     2001        1.093            1.184          3,245,254
                                                     2000        0.866            1.093          2,626,035
                                                     1999        0.909            0.866          1,437,131
                                                     1998        1.000            0.909            693,461

  UIF Value Subaccount (Class I) (5/98)............  2006        1.288            1.484          7,552,291
                                                     2005        1.249            1.288          9,540,783
                                                     2004        1.075            1.249         10,748,230
                                                     2003        0.813            1.075         11,279,463
                                                     2002        1.059            0.813         12,016,877
                                                     2001        1.050            1.059         12,306,001
                                                     2000        0.852            1.050          9,127,020
                                                     1999        0.880            0.852          6,166,448
                                                     1998        1.000            0.880          2,812,523

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)..........................................  2006        1.247            1.427         12,345,440
                                                     2005        1.215            1.247         13,425,577
                                                     2004        1.049            1.215         13,686,038
                                                     2003        0.814            1.049         13,579,574
                                                     2002        1.024            0.814         13,051,055
                                                     2001        1.069            1.024          8,766,086
                                                     2000        1.000            1.069              5,863

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)..........................................  2006        0.731            0.770          1,728,294
                                                     2005        0.688            0.731          2,200,874
                                                     2004        0.672            0.688          2,353,680
                                                     2003        0.542            0.672          2,465,279
                                                     2002        0.781            0.542          2,652,351
                                                     2001        0.997            0.781          2,530,977
                                                     2000        1.000            0.997              1,594

  Van Kampen LIT Government Subaccount (Class II)
  (1/01)...........................................  2006        1.188            1.208          4,785,033
                                                     2005        1.167            1.188          5,298,590
                                                     2004        1.139            1.167          6,626,984
                                                     2003        1.138            1.139          8,740,677
                                                     2002        1.055            1.138         11,804,308
                                                     2001        1.000            1.055          5,139,233

  Van Kampen LIT Growth and Income Subaccount
  (Class II) (12/00)...............................  2006        1.237            1.415          7,463,874
                                                     2005        1.143            1.237          7,919,909
                                                     2004        1.016            1.143          7,914,598
                                                     2003        0.807            1.016          8,572,807
                                                     2002        0.960            0.807          8,347,922
                                                     2001        1.036            0.960          7,010,204
                                                     2000        1.000            1.036             38,789

  Van Kampen LIT Money Market Subaccount (Class II)
  (1/01)...........................................  2006        1.008            1.016                 --
                                                     2005        0.998            1.008          3,787,053
                                                     2004        1.006            0.998          4,311,640
                                                     2003        1.017            1.006          5,944,610
                                                     2002        1.022            1.017          8,415,892
                                                     2001        1.002            1.022          7,227,474
                                                     2000        1.000            1.002                 --

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)......................................  2006        0.618            0.625          4,177,532
                                                     2005        0.582            0.618          4,942,343
                                                     2004        0.553            0.582          5,149,205
                                                     2003        0.441            0.553          5,527,661
                                                     2002        0.664            0.441          6,091,660
                                                     2001        0.986            0.664          4,736,674
                                                     2000        1.000            0.986             35,033

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.172            1.288         15,492,664
                                                     2005        1.019            1.172         14,943,854
                                                     2004        0.897            1.019         13,917,723
                                                     2003        0.710            0.897         12,297,582
                                                     2002        0.796            0.710         10,767,860
                                                     2001        0.923            0.796          8,215,904

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.729            1.917          6,767,359
                                                     2005        1.486            1.729          7,176,700
                                                     2004        1.209            1.486          6,512,470
                                                     2003        0.887            1.209          5,739,048
                                                     2002        0.999            0.887          4,832,433
                                                     2001        1.050            0.999          1,308,941




                         SEPARATE ACCOUNT CHARGES 1.60%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01)...........................................  2006        1.056            1.091                --
                                                     2005        0.997            1.056         1,560,916
                                                     2004        0.935            0.997         1,878,827
                                                     2003        0.836            0.935         1,994,391
                                                     2002        0.910            0.836         1,889,750
                                                     2001        1.000            0.910         1,393,717

  Janus Aspen Forty Subaccount (Service Shares)
  (5/01)...........................................  2006        0.845            0.907           478,387
                                                     2005        0.762            0.845           527,916
                                                     2004        0.657            0.762           728,744
                                                     2003        0.555            0.657           853,606
                                                     2002        0.671            0.555           930,399
                                                     2001        1.000            0.671           989,729

  Janus Aspen Mid Cap Value Subaccount (Service
  Shares) (4/03)...................................  2006        1.684            1.907           281,871
                                                     2005        1.555            1.684           230,382
                                                     2004        1.341            1.555           278,992
                                                     2003        1.000            1.341           216,364

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.578            0.671         1,120,478
                                                     2005        0.557            0.578         1,804,628
                                                     2004        0.541            0.557         1,998,456
                                                     2003        0.444            0.541         2,077,643
                                                     2002        0.608            0.444         2,427,740
                                                     2001        1.000            0.608         2,406,047

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (5/98).......  2006        1.682            1.955         1,236,619
                                                     2005        1.642            1.682         1,517,564
                                                     2004        1.541            1.642         1,977,712
                                                     2003        1.126            1.541         1,992,931
                                                     2002        1.527            1.126         1,870,724
                                                     2001        1.000            1.527         1,558,759

  LMPVPI Global High Yield Bond Subaccount (Class
  I) (5/98)........................................  2006        1.518            1.653           568,408
                                                     2005        1.486            1.518           655,743
                                                     2004        1.359            1.486           685,909
                                                     2003        1.112            1.359           682,405
                                                     2002        1.053            1.112         1,031,454
                                                     2001        1.000            1.053           540,917

  LMPVPI Investors Subaccount (Class I) (4/98).....  2006        1.364            1.588           743,030
                                                     2005        1.301            1.364           841,876
                                                     2004        1.198            1.301         1,246,041
                                                     2003        0.920            1.198         1,357,363
                                                     2002        1.214            0.920         1,382,902
                                                     2001        1.000            1.214         1,037,329

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)...........................................  2006        0.993            1.102         1,147,788
                                                     2005        0.962            0.993         1,185,060
                                                     2004        0.849            0.962         1,656,152
                                                     2003        0.579            0.849         1,407,085
                                                     2002        0.901            0.579         1,204,866
                                                     2001        1.000            0.901           940,675

  LMPVPI Strategic Bond Subaccount (Class I)
  (5/98)...........................................  2006        1.444            1.493         1,578,557
                                                     2005        1.432            1.444         1,716,204
                                                     2004        1.365            1.432         1,787,651
                                                     2003        1.225            1.365         2,044,701
                                                     2002        1.143            1.225         1,831,758
                                                     2001        1.000            1.143         1,288,247

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Met Investors Series Trust
  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.220         2,222,572

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.191            1.218         3,297,733

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.570            1.591         1,301,050

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.940            1.990         1,766,122

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.832            1.958         1,947,944

The Travelers Series Trust
  Travelers Equity Income Subaccount (12/96).......  2006        1.847            1.940                --
                                                     2005        1.796            1.847         2,679,097
                                                     2004        1.661            1.796         2,862,543
                                                     2003        1.287            1.661         2,428,341
                                                     2002        1.519            1.287         1,313,576
                                                     2001        1.000            1.519           841,328

  Travelers Large Cap Subaccount (12/96)...........  2006        1.523            1.570                --
                                                     2005        1.424            1.523         2,173,741
                                                     2004        1.358            1.424         2,272,925
                                                     2003        1.107            1.358         2,003,732
                                                     2002        1.457            1.107           697,276
                                                     2001        1.000            1.457           580,647

Universal Institutional Funds, Inc.
  UIF Emerging Markets Equity Subaccount (Class I)
  (5/98)...........................................  2006        1.726            2.330           565,659
                                                     2005        1.310            1.726           563,442
                                                     2004        1.081            1.310           535,835
                                                     2003        0.734            1.081           357,094
                                                     2002        0.819            0.734           287,955
                                                     2001        1.000            0.819           237,107

  UIF Equity Growth Subaccount (Class I) (5/01)....  2006        0.725            0.742         1,358,670
                                                     2005        0.636            0.725         1,534,336
                                                     2004        0.600            0.636         1,920,269
                                                     2003        0.488            0.600         1,958,864
                                                     2002        0.687            0.488         2,003,520
                                                     2001        1.000            0.687         1,876,512

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  UIF Global Value Equity Subaccount (Class I)
  (5/98)...........................................  2006        1.236            1.475         1,593,055
                                                     2005        1.187            1.236         1,345,724
                                                     2004        1.062            1.187         1,394,304
                                                     2003        0.837            1.062         1,309,084
                                                     2002        1.023            0.837           916,129
                                                     2001        1.000            1.023           738,742

  UIF Mid Cap Growth Subaccount (Class I) (5/00)...  2006        0.784            0.843         1,216,539
                                                     2005        0.678            0.784         1,284,549
                                                     2004        0.566            0.678         1,508,009
                                                     2003        0.406            0.566         1,581,703
                                                     2002        0.599            0.406         1,441,012
                                                     2001        1.000            0.599         1,418,290

  UIF Technology Subaccount (Class I) (5/00).......  2006        0.229            0.239                --
                                                     2005        0.233            0.229         2,589,927
                                                     2004        0.241            0.233         2,127,469
                                                     2003        0.165            0.241         2,192,864
                                                     2002        0.329            0.165         2,271,230
                                                     2001        1.000            0.329         2,263,429

  UIF U.S. Mid Cap Value Subaccount (Class I)
  (5/98)...........................................  2006        1.581            1.878         1,851,593
                                                     2005        1.430            1.581         2,042,867
                                                     2004        1.268            1.430         2,158,061
                                                     2003        0.911            1.268         2,146,023
                                                     2002        1.286            0.911         2,390,330
                                                     2001        1.000            1.286         2,072,609

  UIF U.S. Real Estate Subaccount (Class I)
  (5/98)...........................................  2006        2.416            3.065                --
                                                     2005        2.097            2.416         1,011,484
                                                     2004        1.562            2.097         1,026,878
                                                     2003        1.154            1.562           950,009
                                                     2002        1.182            1.154           624,366
                                                     2001        1.000            1.182           575,965

  UIF Value Subaccount (Class I) (5/98)............  2006        1.275            1.467         1,681,150
                                                     2005        1.239            1.275         1,884,927
                                                     2004        1.069            1.239         1,967,470
                                                     2003        0.810            1.069         1,993,563
                                                     2002        1.057            0.810         1,895,147
                                                     2001        1.000            1.057         1,524,824

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)..........................................  2006        1.235            1.411         6,463,246
                                                     2005        1.206            1.235         7,572,323
                                                     2004        1.043            1.206         7,975,332
                                                     2003        0.811            1.043         7,388,884
                                                     2002        1.023            0.811         7,429,824
                                                     2001        1.000            1.023         5,630,049

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)..........................................  2006        0.724            0.761           991,440
                                                     2005        0.682            0.724         1,065,820
                                                     2004        0.668            0.682         1,379,986
                                                     2003        0.540            0.668         1,356,878
                                                     2002        0.779            0.540         1,392,298
                                                     2001        1.000            0.779         1,289,753

  Van Kampen LIT Government Subaccount (Class II)
  (1/01)...........................................  2006        1.177            1.194         2,699,047
                                                     2005        1.158            1.177         2,811,118
                                                     2004        1.132            1.158         3,070,247
                                                     2003        1.134            1.132         3,821,441
                                                     2002        1.054            1.134         5,757,865
                                                     2001        1.000            1.054         2,195,620

  Van Kampen LIT Growth and Income Subaccount
  (Class II) (12/00)...............................  2006        1.225            1.398         4,997,730
                                                     2005        1.135            1.225         5,775,534
                                                     2004        1.010            1.135         6,093,809
                                                     2003        0.804            1.010         5,580,363
                                                     2002        0.958            0.804         4,273,357
                                                     2001        1.000            0.958         3,526,966

  Van Kampen LIT Money Market Subaccount (Class II)
  (1/01)...........................................  2006        0.998            1.005                --
                                                     2005        0.990            0.998         2,818,612
                                                     2004        1.001            0.990         3,273,695
                                                     2003        1.014            1.001         3,295,551
                                                     2002        1.020            1.014         4,565,764
                                                     2001        1.000            1.020         2,802,694

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (12/00)......................................  2006        0.612            0.618         2,554,912
                                                     2005        0.578            0.612         2,913,754
                                                     2004        0.550            0.578         3,291,086
                                                     2003        0.440            0.550         3,887,086
                                                     2002        0.663            0.440         3,634,609
                                                     2001        1.000            0.663         2,877,751

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.161            1.273         3,168,966
                                                     2005        1.011            1.161         4,280,283
                                                     2004        0.892            1.011         3,647,076
                                                     2003        0.707            0.892         2,833,494
                                                     2002        0.795            0.707         1,448,191
                                                     2001        1.000            0.795           812,432

  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.713            1.895         1,131,448
                                                     2005        1.475            1.713         1,536,520
                                                     2004        1.202            1.475         1,257,903
                                                     2003        0.883            1.202         1,033,765
                                                     2002        0.998            0.883           645,680
                                                     2001        1.000            0.998           422,120




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Van Kampen Life Investment Trust-Money Market Portfolio was replaced by Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Universal Institutional Funds, Inc.-U.S. Real Estate Securities Portfolio was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

         APPENDIX C -- ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

--------------------------------------------------------------------------------

The Variable Funding Options listed below have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each of these Variable Funding Options and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGE


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,       LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
  INC.                                              INC.
  Legg Mason Partners Variable High Yield        Legg Mason Partners Variable Global High
     Bond Portfolio -- Class I                      Yield Bond Portfolio -- Class I
VAN KAMPEN LIFE INVESTMENT TRUST                 VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio -- Class I           Strategic Growth Portfolio -- Class I


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Global High     Legg Mason Partners Variable Global High
     Yield Bond Portfolio -- Class I                Yield Bond Portfolio -- Class I
  Legg Mason Partners Variable Strategic Bond  Legg Mason Partners Variable Strategic Bond
     Portfolio -- Class I                           Portfolio -- Class I


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


UNIVERSAL INSTITUTIONAL FUNDS, INC.            MET INVESTORS SERIES TRUST
  Emerging Markets Equity Portfolio -- Class   MFS(R) Emerging Markets Equity
     I                                              Portfolio -- Class A
UNIVERSAL INSTITUTIONAL FUNDS, INC.            METROPOLITAN SERIES FUND, INC.
  Global Value Equity Portfolio -- Class I     Oppenheimer Global Equity Portfolio -- Class
                                                    A
  U.S. Mid Cap Value Portfolio -- Class I      Neuberger Berman Mid Cap Value
                                                    Portfolio -- Class A

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-06-07-10-11, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-06-07-10-11.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-06-07-10-11

[ ] MLAC-Book-06-07-10-11

                               PORTFOLIO ARCHITECT

                           PORTFOLIO ARCHITECT SELECT
                                PREMIER ADVISERS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2007

                                      DATED

                                       FOR

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated April 30, 2007. A copy of the Individual Variable Annuity Contract Prospectus may be obtained by writing to MetLife Insurance Company of Connecticut, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       9
          CONDENSED FINANCIAL INFORMATION..............................................      10
          FINANCIAL STATEMENTS.........................................................       1

                              THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. MetLife of CT Fund ABD for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC")* serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Variable Annuity Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                            COMPANY*                        DISTRIBUTOR*
--------------------------------  --------------------------------  --------------------------------


2006............................            $192,981,365                           $0

2005............................            $135,616,994                           $0

2004............................            $117,306,200                           $0


*Effective as of October 20, 2006, the former principal underwriter for the Separate Account and the Contracts, MLI Distribution LLC, merged with and into MetLife Investors Distribution Company.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,029 to $2,179,850. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $1,229,012 to $11,402,602. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $1,231,041 to $13,582,452.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, RoyalAlliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.)

Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.

                               VALUATION OF ASSETS

FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

        (a) = investment income plus capital gains and losses (whether realized or unrealized);

        (b)  = any deduction for applicable taxes (presently zero); and

        (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

        EffectiveYield = ((BaseReturn + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change -- Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV -- Prior AUV.

Contract Charge Adjustment = Average AUV * Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee * (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any contribution limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for calendar year 2007, $5,000 for 2008, and may be indexed for inflation in future years. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $45,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit is $10,500 in 2007 (which may be indexed for inflation for future years). (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan for 2007 is $45,000. The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") is $15,500 in 2007. The annual limit may be indexed for inflation in future years. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($15,500 in 2007).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the close of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of MetLife of CT Fund ABD for Variable Annuities (formerly, The Travelers Fund ABD for Variable Annuities) and the consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a Transfer Agreement entered into on October 11, 2006 between MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

                               PORTFOLIO ARCHITECT


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.080                --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      0.689          0.724                --
                                                       2005      0.663          0.689                --
                                                       2004      0.637          0.663               904
                                                       2003      0.517          0.637               908
                                                       2002      0.754          0.517             1,313
                                                       2001      0.875          0.754                --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      0.636          0.622                --
                                                       2005      0.563          0.636            21,061
                                                       2004      0.528          0.563            21,673
                                                       2003      0.435          0.528            24,603
                                                       2002      0.639          0.435            35,399
                                                       2001      0.786          0.639            31,971

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.622          1.923                --
                                                       2005      1.445          1.622                --
                                                       2004      1.294          1.445                --
                                                       2003      1.000          1.294                --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.578          1.712                --
                                                       2005      1.380          1.578                --
                                                       2004      1.246          1.380                --
                                                       2003      1.000          1.246                --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.416          1.605             2,501
                                                       2005      1.359          1.416             2,501
                                                       2004      1.251          1.359             2,501
                                                       2003      1.000          1.251                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      2.154          2.131                --
                                                       2005      1.851          2.154            29,855
                                                       2004      1.574          1.851            31,319
                                                       2003      1.280          1.574            37,316
                                                       2002      1.737          1.280            40,937
                                                       2001      2.387          1.737            53,852

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      1.493          1.947                --
                                                       2005      1.186          1.493                --
                                                       2004      0.964          1.186                --
                                                       2003      0.686          0.964             1,272
                                                       2002      0.788          0.686             1,211
                                                       2001      0.886          0.788                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      2.222          2.901                --
                                                       2005      2.107          2.222            13,680
                                                       2004      1.630          2.107            15,208
                                                       2003      1.235          1.630            27,316
                                                       2002      1.201          1.235            28,968
                                                       2001      1.121          1.201            26,587

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.110          1.272                --
                                                       2005      1.081          1.110                --
                                                       2004      1.045          1.081            37,696
                                                       2003      0.876          1.045            40,814
                                                       2002      1.069          0.876            46,073
                                                       2001      1.198          1.069            47,043

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.286          1.313            16,336
                                                       2005      1.235          1.286            16,137
                                                       2004      1.127          1.235            16,120
                                                       2003      0.869          1.127            12,414
                                                       2002      1.092          0.869            12,139
                                                       2001      1.182          1.092             2,257

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.309          1.424                --
                                                       2005      1.207          1.309                --
                                                       2004      1.074          1.207                --
                                                       2003      1.000          1.074                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.306          1.456                --
                                                       2005      1.205          1.306                --
                                                       2004      1.067          1.205                --
                                                       2003      1.000          1.067                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.253          1.460                --
                                                       2005      1.152          1.253             8,844
                                                       2004      1.039          1.152             8,844
                                                       2003      0.844          1.039                --
                                                       2002      1.000          0.844                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.226          2.806                --
                                                       2005      1.775          2.226                --
                                                       2004      1.446          1.775                --
                                                       2003      1.000          1.446                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.247          1.491                --
                                                       2005      1.150          1.247                --
                                                       2004      1.000          1.150                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.258          1.508                --
                                                       2005      1.174          1.258            82,298
                                                       2004      1.028          1.174             5,878
                                                       2003      0.791          1.028                --
                                                       2002      1.000          0.791                --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      1.065          1.089                --
                                                       2005      1.068          1.065                --
                                                       2004      1.000          1.068                --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.056          1.091                --
                                                       2005      0.997          1.056           255,617
                                                       2004      0.935          0.997           253,885
                                                       2003      0.836          0.935           258,345
                                                       2002      0.910          0.836           349,207
                                                       2001      0.972          0.910           334,095

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      0.995          1.041                --
                                                       2005      0.900          0.995             2,595
                                                       2004      0.801          0.900             2,739
                                                       2003      0.645          0.801             9,514
                                                       2002      0.930          0.645             9,514
                                                       2001      1.135          0.930             9,514

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      0.377          0.400                --
                                                       2005      0.344          0.377                --
                                                       2004      0.347          0.344                --
                                                       2003      0.241          0.347                --
                                                       2002      0.414          0.241                --
                                                       2001      0.672          0.414                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.578          0.671           135,964
                                                       2005      0.557          0.578           147,388
                                                       2004      0.541          0.557           160,200
                                                       2003      0.444          0.541           175,769
                                                       2002      0.608          0.444           178,641
                                                       2001      0.715          0.608           259,969

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.544          1.733                --
                                                       2005      1.508          1.544                --
                                                       2004      1.334          1.508                --
                                                       2003      1.000          1.334                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.682          1.955           153,954
                                                       2005      1.642          1.682           158,785
                                                       2004      1.541          1.642           208,469
                                                       2003      1.126          1.541           166,575
                                                       2002      1.527          1.126           164,831
                                                       2001      1.522          1.527           133,745

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.364          1.588           253,203
                                                       2005      1.301          1.364           283,213
                                                       2004      1.198          1.301           327,409
                                                       2003      0.920          1.198           333,678
                                                       2002      1.214          0.920           340,212
                                                       2001      1.287          1.214           197,379

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.164          1.194            38,246
                                                       2005      1.124          1.164            36,866
                                                       2004      1.137          1.124            33,865
                                                       2003      0.799          1.137                --
                                                       2002      1.000          0.799                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      0.993          1.102           234,137
                                                       2005      0.962          0.993           314,860
                                                       2004      0.849          0.962           145,485
                                                       2003      0.579          0.849            76,241
                                                       2002      0.901          0.579           217,040
                                                       2001      0.904          0.901            94,940

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.211          1.324           103,018
                                                       2005      1.120          1.211           102,882
                                                       2004      1.043          1.120             3,965
                                                       2003      0.757          1.043                --
                                                       2002      1.000          0.757                --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      0.905          1.026             2,997
                                                       2005      0.882          0.905            55,348
                                                       2004      0.813          0.882            57,471
                                                       2003      0.647          0.813            59,532
                                                       2002      0.847          0.647            59,536
                                                       2001      0.982          0.847            56,525

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.114          1.232                --
                                                       2005      1.092          1.114                --
                                                       2004      1.024          1.092                --
                                                       2003      0.799          1.024                --
                                                       2002      1.000          0.799                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.002          1.026             6,253
                                                       2005      0.994          1.002             6,253
                                                       2004      0.999          0.994             6,253
                                                       2003      1.000          0.999                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.111          1.178                --
                                                       2005      1.082          1.111                --
                                                       2004      1.000          1.082                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.400          1.616                --
                                                       2005      1.378          1.400                --
                                                       2004      1.243          1.378                --
                                                       2003      1.000          1.243                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.636          1.807             1,403
                                                       2005      1.536          1.636             1,403
                                                       2004      1.258          1.536             1,403
                                                       2003      1.000          1.258                --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.100          1.135                --
                                                       2005      1.077          1.100                --
                                                       2004      1.000          1.077                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      2.574          2.451             1,490

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.503          1.585            30,954

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.072          1.135             2,101

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.416          1.561                --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      2.131          2.185            22,885

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.135          1.200                --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.588          1.664            13,256

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.078            14,782

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.072                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      0.669          0.661           151,277

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.200          1.326                --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.220           431,019

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.471          1.582                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.472          1.525                --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.029                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.058          1.033             5,017

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.386          1.440            21,924

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.191          1.218           464,414

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.570          1.591           142,060

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.940          1.990           190,094

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.832          1.958           902,238

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.051            94,565

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.069            10,762

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.089          1.157                --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.040          1.077                --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      1.180          1.191                --
                                                       2005      1.166          1.180             2,718
                                                       2004      1.173          1.166             2,721
                                                       2003      1.182          1.173             6,947
                                                       2002      1.185          1.182                --
                                                       2001      1.160          1.185                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.116          1.179                --
                                                       2005      1.072          1.116                --
                                                       2004      1.000          1.072                --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.127          1.117             8,467
                                                       2005      1.122          1.127             8,467
                                                       2004      1.046          1.122             8,467
                                                       2003      1.000          1.046                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.214          1.241            17,344
                                                       2005      1.204          1.214            17,346
                                                       2004      1.167          1.204            17,348
                                                       2003      1.129          1.167             4,633
                                                       2002      1.051          1.129             3,948
                                                       2001      1.000          1.051           289,359

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      0.810          0.885                --
                                                       2005      0.767          0.810                --
                                                       2004      0.725          0.767                --
                                                       2003      0.558          0.725                --
                                                       2002      0.805          0.558                --
                                                       2001      1.000          0.805                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.108          1.392             2,729
                                                       2005      1.003          1.108             2,729
                                                       2004      0.877          1.003             2,729
                                                       2003      0.694          0.877             2,729
                                                       2002      0.856          0.694                --
                                                       2001      1.000          0.856                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.685          1.945             4,289
                                                       2005      1.599          1.685             4,307
                                                       2004      1.288          1.599             4,872
                                                       2003      0.874          1.288             5,406
                                                       2002      1.087          0.874             4,646
                                                       2001      1.000          1.087                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      0.628          0.669                --
                                                       2005      0.587          0.628           132,550
                                                       2004      0.560          0.587            30,876
                                                       2003      0.440          0.560                --
                                                       2002      0.587          0.440                --
                                                       2001      0.783          0.587                --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.490          1.588                --
                                                       2005      1.509          1.490            19,671
                                                       2004      1.442          1.509            22,919
                                                       2003      1.161          1.442            29,525
                                                       2002      1.268          1.161            28,571
                                                       2001      1.299          1.268            25,172

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      2.357          2.574                --
                                                       2005      2.130          2.357             2,435
                                                       2004      1.859          2.130             2,610
                                                       2003      1.412          1.859            12,035
                                                       2002      1.675          1.412            12,327
                                                       2001      1.773          1.675            11,704

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Equity Income Subaccount (5/97)..........  2006      1.847          1.940                --
                                                       2005      1.796          1.847           196,100
                                                       2004      1.661          1.796           109,068
                                                       2003      1.287          1.661            74,811
                                                       2002      1.519          1.287            64,328
                                                       2001      1.652          1.519            89,211

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.466          1.503                --
                                                       2005      1.453          1.466            53,248
                                                       2004      1.337          1.453            56,020
                                                       2003      1.110          1.337            32,777
                                                       2002      1.088          1.110            19,150
                                                       2001      1.084          1.088            19,686

  Travelers Federated Stock Subaccount (5/97)........  2006      1.787          1.850                --
                                                       2005      1.724          1.787             1,588
                                                       2004      1.585          1.724             1,590
                                                       2003      1.262          1.585             1,592
                                                       2002      1.589          1.262                --
                                                       2001      1.588          1.589                --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.523          1.570                --
                                                       2005      1.424          1.523           151,394
                                                       2004      1.358          1.424           121,374
                                                       2003      1.107          1.358           108,069
                                                       2002      1.457          1.107           108,235
                                                       2001      1.790          1.457           138,251

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.009          1.072                --
                                                       2005      0.915          1.009             2,142
                                                       2004      0.803          0.915             2,315
                                                       2003      0.673          0.803                --
                                                       2002      0.914          0.673             5,321
                                                       2001      1.197          0.914             5,234

  Travelers MFS Mid Cap Growth Subaccount (4/98).....  2006      1.000          1.058                --
                                                       2005      0.986          1.000             5,030
                                                       2004      0.878          0.986             4,998
                                                       2003      0.651          0.878             2,891
                                                       2002      1.293          0.651             4,108
                                                       2001      1.721          1.293             3,615

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (5/97).......  2006      1.775          1.832                --
                                                       2005      1.752          1.775           380,398
                                                       2004      1.597          1.752           258,177
                                                       2003      1.392          1.597            65,016
                                                       2002      1.493          1.392            46,137
                                                       2001      1.523          1.493           139,865

  Travelers MFS Value Subaccount (5/00)..............  2006      1.110          1.200                --
                                                       2005      1.060          1.110                --
                                                       2004      0.948          1.060                --
                                                       2003      0.853          0.948                --
                                                       2002      0.996          0.853                --
                                                       2001      1.027          0.996                --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.233          1.416                --
                                                       2005      1.144          1.233             1,181
                                                       2004      1.004          1.144             1,184
                                                       2003      0.793          1.004             1,258
                                                       2002      0.926          0.793             1,301
                                                       2001      1.275          0.926                --

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.386          1.471                --
                                                       2005      1.329          1.386                --
                                                       2004      1.215          1.329                --
                                                       2003      1.000          1.215                --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.458          1.472                --
                                                       2005      1.429          1.458            21,300
                                                       2004      1.309          1.429            22,486
                                                       2003      1.112          1.309                --
                                                       2002      1.067          1.112                --
                                                       2001      1.040          1.067                --

  Travelers Quality Bond Subaccount (5/97)...........  2006      1.399          1.386                --
                                                       2005      1.398          1.399            52,713
                                                       2004      1.376          1.398            53,614
                                                       2003      1.306          1.376            72,206
                                                       2002      1.255          1.306            89,378
                                                       2001      1.190          1.255            34,750

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.399          1.459                --
                                                       2005      1.393          1.399             2,369
                                                       2004      1.284          1.393             2,371
                                                       2003      0.984          1.284             2,373
                                                       2002      1.506          0.984                --
                                                       2001      1.765          1.506                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.079          1.040                --
                                                       2005      1.051          1.079                --
                                                       2004      1.000          1.051                --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.235          1.411         1,358,078
                                                       2005      1.206          1.235         1,538,394
                                                       2004      1.043          1.206         1,249,226
                                                       2003      0.811          1.043           523,532
                                                       2002      1.023          0.811           511,591
                                                       2001      1.069          1.023           554,533

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      0.724          0.761           124,113
                                                       2005      0.682          0.724           147,901
                                                       2004      0.668          0.682           156,937
                                                       2003      0.540          0.668           159,587
                                                       2002      0.779          0.540           162,175
                                                       2001      0.997          0.779           249,534

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (5/00).............................................  2006      1.161          1.273         1,211,927
                                                       2005      1.011          1.161         1,099,324
                                                       2004      0.892          1.011           690,781
                                                       2003      0.707          0.892           228,413
                                                       2002      0.795          0.707           173,492
                                                       2001      0.923          0.795            67,791

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      0.890          0.997                --
                                                       2005      0.750          0.890                --
                                                       2004      0.752          0.750                --
                                                       2003      0.612          0.752                --
                                                       2002      0.672          0.612                --
                                                       2001      0.957          0.672                --

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.713          1.895           816,373
                                                       2005      1.475          1.713           731,573
                                                       2004      1.202          1.475           514,700
                                                       2003      0.883          1.202            74,976
                                                       2002      0.998          0.883            99,631
                                                       2001      1.000          0.998             4,842

                         SEPARATE ACCOUNT CHARGES 1.65%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.080             --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      1.045          1.097             --
                                                       2005      1.000          1.045             --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.161          1.135             --
                                                       2005      1.000          1.161             --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.122          1.330             --
                                                       2005      1.000          1.122             --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.149          1.246             --
                                                       2005      1.000          1.149             --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.045          1.184             --
                                                       2005      1.000          1.045             --

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      1.172          1.159             --
                                                       2005      1.000          1.172             --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      1.225          1.597             --
                                                       2005      1.000          1.225             --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      1.089          1.421             --
                                                       2005      1.000          1.089             --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.012          1.159             --
                                                       2005      1.000          1.012             --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.063          1.085             --
                                                       2005      1.000          1.063             --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.082          1.177             --
                                                       2005      1.000          1.082             --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.109          1.236             --
                                                       2005      1.000          1.109             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.085          1.264             --
                                                       2005      1.000          1.085             --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      1.214          1.530             --
                                                       2005      1.000          1.214             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.077          1.287             --
                                                       2005      1.000          1.077             --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.067          1.279             --
                                                       2005      1.000          1.067             --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      0.992          1.014             --
                                                       2005      1.000          0.992             --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.064          1.099             --
                                                       2005      1.000          1.064             --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.136          1.188             --
                                                       2005      1.000          1.136             --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.128          1.197             --
                                                       2005      1.000          1.128             --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.045          1.213             --
                                                       2005      1.000          1.045             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.034          1.160             --
                                                       2005      1.000          1.034             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.039          1.207             --
                                                       2005      1.000          1.039             --

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.051          1.222             --
                                                       2005      1.000          1.051             --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.060          1.087             --
                                                       2005      1.000          1.060             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.080          1.198             --
                                                       2005      1.000          1.080             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.095          1.196             --
                                                       2005      1.000          1.095             --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      1.031          1.168             --
                                                       2005      1.000          1.031             --

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.032          1.141             --
                                                       2005      1.000          1.032             --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.006          1.030             --
                                                       2005      1.000          1.006             --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.049          1.111             --
                                                       2005      1.000          1.049             --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.029          1.187             --
                                                       2005      1.000          1.029             --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.079          1.191             --
                                                       2005      1.000          1.079             --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.022          1.055             --
                                                       2005      1.000          1.022             --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.200          1.142             --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.028          1.083             --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.162          1.230             --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.232          1.357             --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.159          1.188             --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.055          1.114             --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.068          1.119             --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.077             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.072             --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.155          1.141             --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.124          1.241             --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.220             --

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.113          1.196             --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.021          1.057             --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.028             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.111          1.085             --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.985          1.023             --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.020          1.043             --

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.113          1.127             --

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.086          1.113             --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.046          1.118             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.051             --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.068             --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.014          1.077             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      0.966          1.000             --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      1.012          1.020             --
                                                       2005      1.000          1.012             --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.046          1.105             --
                                                       2005      1.000          1.046             --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      0.995          0.985             --
                                                       2005      1.000          0.995             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.003          1.025             --
                                                       2005      1.000          1.003             --

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      1.072          1.171             --
                                                       2005      1.000          1.072             --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.101          1.384             --
                                                       2005      1.000          1.101             --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.059          1.222             --
                                                       2005      1.000          1.059             --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      1.085          1.155             --
                                                       2005      1.000          1.085             --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.002          1.068             --
                                                       2005      1.000          1.002             --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.099          1.200             --
                                                       2005      1.000          1.099             --

  Travelers Equity Income Subaccount (5/97)..........  2006      1.033          1.086             --
                                                       2005      1.000          1.033             --

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.003          1.028             --
                                                       2005      1.000          1.003             --

  Travelers Federated Stock Subaccount (5/97)........  2006      1.035          1.072             --
                                                       2005      1.000          1.035             --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.080          1.113             --
                                                       2005      1.000          1.080             --

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.095          1.162             --
                                                       2005      1.000          1.095             --

  Travelers MFS Mid Cap Growth Subaccount (4/98).....  2006      1.051          1.111             --
                                                       2005      1.000          1.051             --

  Travelers MFS Total Return Subaccount (5/97).......  2006      1.014          1.046             --
                                                       2005      1.000          1.014             --

  Travelers MFS Value Subaccount (5/00)..............  2006      1.040          1.124             --
                                                       2005      1.000          1.040             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.073          1.232             --
                                                       2005      1.000          1.073             --

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.049          1.113             --
                                                       2005      1.000          1.049             --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.011          1.021             --
                                                       2005      1.000          1.011             --

  Travelers Quality Bond Subaccount (5/97)...........  2006      0.995          0.985             --
                                                       2005      1.000          0.995             --

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.048          1.094             --
                                                       2005      1.000          1.048             --

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.002          0.966             --
                                                       2005      1.000          1.002             --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.034          1.180             --
                                                       2005      1.000          1.034             --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      1.077          1.131             --
                                                       2005      1.000          1.077             --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (5/00).............................................  2006      1.136          1.246             --
                                                       2005      1.000          1.136             --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      1.183          1.324             --
                                                       2005      1.000          1.183             --

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.144          1.265             --
                                                       2005      1.000          1.144             --




                         SEPARATE ACCOUNT CHARGES 1.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.078               --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      1.366          1.433               --
                                                       2005      1.316          1.366               --
                                                       2004      1.267          1.316               --
                                                       2003      1.000          1.267               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.506          1.470               --
                                                       2005      1.335          1.506           40,481
                                                       2004      1.255          1.335           40,490
                                                       2003      1.000          1.255           40,491

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.614          1.909            2,003
                                                       2005      1.440          1.614            2,136
                                                       2004      1.292          1.440               --
                                                       2003      1.000          1.292               --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.570          1.699           11,328
                                                       2005      1.375          1.570           11,413
                                                       2004      1.245          1.375               --
                                                       2003      1.000          1.245               --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.408          1.594           11,992
                                                       2005      1.355          1.408           12,746
                                                       2004      1.250          1.355           29,616
                                                       2003      1.000          1.250           29,640

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      1.732          1.712               --
                                                       2005      1.492          1.732           39,495
                                                       2004      1.270          1.492           42,057
                                                       2003      1.000          1.270           25,319

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      2.232          2.905               --
                                                       2005      1.776          2.232               --
                                                       2004      1.448          1.776               --
                                                       2003      1.000          1.448               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      1.861          2.424               --
                                                       2005      1.768          1.861           70,964
                                                       2004      1.370          1.768           69,845
                                                       2003      1.000          1.370           63,967

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.318          1.508           17,240
                                                       2005      1.286          1.318           17,262
                                                       2004      1.246          1.286           17,452
                                                       2003      1.000          1.246           17,442

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.537          1.566           96,599
                                                       2005      1.479          1.537          101,133
                                                       2004      1.352          1.479          134,350
                                                       2003      1.000          1.352          128,210

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.304          1.417               --
                                                       2005      1.205          1.304               --
                                                       2004      1.074          1.205               --
                                                       2003      1.000          1.074               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.301          1.449               --
                                                       2005      1.203          1.301            1,335
                                                       2004      1.067          1.203               --
                                                       2003      1.000          1.067               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.523          1.771               --
                                                       2005      1.403          1.523            7,373
                                                       2004      1.268          1.403               --
                                                       2003      1.000          1.268               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.214          2.785           16,828
                                                       2005      1.769          2.214               --
                                                       2004      1.444          1.769               --
                                                       2003      1.000          1.444               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.243          1.483               --
                                                       2005      1.149          1.243               --
                                                       2004      1.000          1.149               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.647          1.970               --
                                                       2005      1.540          1.647            4,722
                                                       2004      1.351          1.540            1,849
                                                       2003      1.000          1.351               --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      1.062          1.085               --
                                                       2005      1.067          1.062               --
                                                       2004      1.000          1.067               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.282          1.324               --
                                                       2005      1.213          1.282            1,201
                                                       2004      1.140          1.213            1,482
                                                       2003      1.000          1.140            1,411

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.570          1.639           28,823
                                                       2005      1.423          1.570            4,813
                                                       2004      1.268          1.423            4,813
                                                       2003      1.000          1.268            4,813

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.594          1.688           33,190
                                                       2005      1.455          1.594            9,965
                                                       2004      1.473          1.455           11,550
                                                       2003      1.000          1.473           11,550

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.371          1.588           23,439
                                                       2005      1.322          1.371           23,952
                                                       2004      1.288          1.322           27,452
                                                       2003      1.000          1.288           27,452

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.536          1.720               --
                                                       2005      1.503          1.536               --
                                                       2004      1.332          1.503               --
                                                       2003      1.000          1.332               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.529          1.774            4,472
                                                       2005      1.496          1.529            4,472
                                                       2004      1.406          1.496           38,883
                                                       2003      1.000          1.406           38,883

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.527          1.773          201,325
                                                       2005      1.459          1.527          201,468
                                                       2004      1.346          1.459          201,572
                                                       2003      1.000          1.346          201,596

  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.468          1.503            6,041
                                                       2005      1.420          1.468            6,041
                                                       2004      1.439          1.420            6,041
                                                       2003      1.000          1.439            6,041

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.812          2.006           21,144
                                                       2005      1.758          1.812           21,147
                                                       2004      1.555          1.758           21,150
                                                       2003      1.000          1.555           21,152

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.616          1.763               --
                                                       2005      1.498          1.616               --
                                                       2004      1.398          1.498               --
                                                       2003      1.000          1.398               --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      1.439          1.627          420,105
                                                       2005      1.405          1.439          461,945
                                                       2004      1.298          1.405          463,321
                                                       2003      1.000          1.298          452,086

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.429          1.578               --
                                                       2005      1.404          1.429               --
                                                       2004      1.319          1.404               --
                                                       2003      1.000          1.319               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      0.997          1.020           92,944
                                                       2005      0.992          0.997           97,357
                                                       2004      0.998          0.992           32,577
                                                       2003      1.000          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.108          1.172               --
                                                       2005      1.080          1.108               --
                                                       2004      1.000          1.080               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.393          1.604               --
                                                       2005      1.373          1.393               --
                                                       2004      1.241          1.373               --
                                                       2003      1.000          1.241               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.627          1.793               --
                                                       2005      1.531          1.627               --
                                                       2004      1.256          1.531               --
                                                       2003      1.000          1.256               --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.097          1.131               --
                                                       2005      1.075          1.097               --
                                                       2004      1.000          1.075               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.890          1.798          104,130

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.332          1.402           46,049

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.649          1.744           11,002

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.857          2.044           27,884

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.712          1.753           37,210

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.131          1.194               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.344          1.407           42,436

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.076           11,998

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.071               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.549          1.528               --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.471          1.623               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.218          142,363

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.462          1.570               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.298          1.342               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.027            1,827

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.625          1.584           24,602

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.050          1.089           66,920

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.002          1.023          229,383

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.450          1.468          147,243

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.576          1.614           65,916

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.342          1.433           92,746

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.050           46,839

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.067           60,702

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.085          1.151               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.036          1.071               --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      0.993          1.002               --
                                                       2005      0.983          0.993          435,886
                                                       2004      0.991          0.983          258,819
                                                       2003      1.000          0.991            5,095

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.112          1.175               --
                                                       2005      1.071          1.112               --
                                                       2004      1.000          1.071               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.121          1.109            4,879
                                                       2005      1.118          1.121            4,282
                                                       2004      1.045          1.118               --
                                                       2003      1.000          1.045               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.064          1.085          228,612
                                                       2005      1.057          1.064          227,314
                                                       2004      1.026          1.057          223,752
                                                       2003      1.000          1.026          190,189

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      1.489          1.624               --
                                                       2005      1.414          1.489               --
                                                       2004      1.338          1.414               --
                                                       2003      1.000          1.338               --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.678          2.105           11,434
                                                       2005      1.522          1.678           11,589
                                                       2004      1.334          1.522           11,535
                                                       2003      1.000          1.334           13,427

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      2.016          2.323           32,570
                                                       2005      1.918          2.016           32,749
                                                       2004      1.547          1.918           33,414
                                                       2003      1.000          1.547           31,224

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      1.456          1.549               --
                                                       2005      1.363          1.456               --
                                                       2004      1.303          1.363            5,125
                                                       2003      1.000          1.303            5,125

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.262          1.344               --
                                                       2005      1.281          1.262           42,975
                                                       2004      1.227          1.281           42,975
                                                       2003      1.000          1.227           42,977

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.732          1.890               --
                                                       2005      1.568          1.732           86,250
                                                       2004      1.371          1.568           86,274
                                                       2003      1.000          1.371           86,280

  Travelers Equity Income Subaccount (5/97)..........  2006      1.501          1.576               --
                                                       2005      1.463          1.501           78,546
                                                       2004      1.355          1.463           78,424
                                                       2003      1.000          1.355           78,356

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.300          1.332               --
                                                       2005      1.291          1.300           46,055
                                                       2004      1.191          1.291           46,061
                                                       2003      1.000          1.191           46,065

  Travelers Federated Stock Subaccount (5/97)........  2006      1.465          1.516               --
                                                       2005      1.416          1.465               --
                                                       2004      1.304          1.416               --
                                                       2003      1.000          1.304               --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.408          1.450               --
                                                       2005      1.319          1.408          113,755
                                                       2004      1.261          1.319          113,868
                                                       2003      1.000          1.261          113,875

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.554          1.649               --
                                                       2005      1.412          1.554           11,006
                                                       2004      1.240          1.412           24,499
                                                       2003      1.000          1.240           24,500

  Travelers MFS Mid Cap Growth Subaccount (4/98).....  2006      1.537          1.625               --
                                                       2005      1.518          1.537           32,422
                                                       2004      1.355          1.518           41,852
                                                       2003      1.000          1.355           41,852

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (5/97).......  2006      1.301          1.342               --
                                                       2005      1.287          1.301          130,550
                                                       2004      1.175          1.287          131,955
                                                       2003      1.000          1.175          122,841

  Travelers MFS Value Subaccount (5/00)..............  2006      1.362          1.471               --
                                                       2005      1.302          1.362               --
                                                       2004      1.167          1.302               --
                                                       2003      1.000          1.167               --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.618          1.857               --
                                                       2005      1.504          1.618           30,393
                                                       2004      1.323          1.504           33,216
                                                       2003      1.000          1.323           14,095

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.379          1.462               --
                                                       2005      1.325          1.379               --
                                                       2004      1.214          1.325               --
                                                       2003      1.000          1.214               --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.286          1.298               --
                                                       2005      1.263          1.286               --
                                                       2004      1.159          1.263               --
                                                       2003      1.000          1.159               --

  Travelers Quality Bond Subaccount (5/97)...........  2006      1.060          1.050               --
                                                       2005      1.062          1.060           65,528
                                                       2004      1.047          1.062           62,441
                                                       2003      1.000          1.047           53,482

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.430          1.491               --
                                                       2005      1.427          1.430           46,338
                                                       2004      1.318          1.427           59,679
                                                       2003      1.000          1.318           59,689

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.076          1.036               --
                                                       2005      1.050          1.076               --
                                                       2004      1.000          1.050               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.572          1.792           65,568
                                                       2005      1.538          1.572           65,568
                                                       2004      1.333          1.538           65,568
                                                       2003      1.000          1.333           65,568

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      1.372          1.439               --
                                                       2005      1.295          1.372               --
                                                       2004      1.270          1.295               --
                                                       2003      1.000          1.270               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (5/00).............................................  2006      1.705          1.866           93,084
                                                       2005      1.488          1.705           52,989
                                                       2004      1.316          1.488           55,201
                                                       2003      1.000          1.316           38,930

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      1.476          1.650           15,284
                                                       2005      1.246          1.476           16,568
                                                       2004      1.252          1.246           16,213
                                                       2003      1.000          1.252           15,693

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      2.008          2.217           60,817
                                                       2005      1.732          2.008           42,525
                                                       2004      1.415          1.732           39,227
                                                       2003      1.000          1.415           39,653




                         SEPARATE ACCOUNT CHARGES 1.85%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.078             --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      1.043          1.095             --
                                                       2005      1.000          1.043             --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.159          1.131             --
                                                       2005      1.000          1.159             --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.121          1.325             --
                                                       2005      1.000          1.121             --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.147          1.241             --
                                                       2005      1.000          1.147             --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.043          1.179             --
                                                       2005      1.000          1.043             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      1.170          1.157             --
                                                       2005      1.000          1.170             --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      1.223          1.591             --
                                                       2005      1.000          1.223             --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      1.088          1.416             --
                                                       2005      1.000          1.088             --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.010          1.155             --
                                                       2005      1.000          1.010             --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.061          1.081             --
                                                       2005      1.000          1.061             --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.080          1.174             --
                                                       2005      1.000          1.080             --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.107          1.233             --
                                                       2005      1.000          1.107             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.083          1.259             --
                                                       2005      1.000          1.083             --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      1.212          1.524             --
                                                       2005      1.000          1.212             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.075          1.282             --
                                                       2005      1.000          1.075             --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.065          1.274             --
                                                       2005      1.000          1.065             --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      0.990          1.011             --
                                                       2005      1.000          0.990             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.062          1.096             --
                                                       2005      1.000          1.062             --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.134          1.184             --
                                                       2005      1.000          1.134             --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.126          1.192             --
                                                       2005      1.000          1.126             --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.043          1.208             --
                                                       2005      1.000          1.043             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.032          1.156             --
                                                       2005      1.000          1.032             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.037          1.202             --
                                                       2005      1.000          1.037             --

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.049          1.218             --
                                                       2005      1.000          1.049             --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.058          1.082             --
                                                       2005      1.000          1.058             --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.078          1.193             --
                                                       2005      1.000          1.078             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.093          1.192             --
                                                       2005      1.000          1.093             --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      1.029          1.163             --
                                                       2005      1.000          1.029             --

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.030          1.137             --
                                                       2005      1.000          1.030             --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      1.004          1.026             --
                                                       2005      1.000          1.004             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.047          1.107             --
                                                       2005      1.000          1.047             --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.027          1.183             --
                                                       2005      1.000          1.027             --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.077          1.186             --
                                                       2005      1.000          1.077             --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.021          1.052             --
                                                       2005      1.000          1.021             --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.197          1.138             --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.026          1.079             --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.159          1.226             --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.229          1.352             --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.157          1.184             --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.052          1.110             --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.065          1.115             --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.076             --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.070             --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.152          1.136             --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.121          1.237             --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.218             --

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.110          1.192             --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.019          1.053             --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.027             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.109          1.081             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.983          1.019             --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.018          1.039             --

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.110          1.123             --

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.083          1.109             --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.044          1.114             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049             --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.067             --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.011          1.073             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      0.964          0.996             --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      1.010          1.018             --
                                                       2005      1.000          1.010             --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.044          1.102             --
                                                       2005      1.000          1.044             --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      0.993          0.982             --
                                                       2005      1.000          0.993             --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.002          1.021             --
                                                       2005      1.000          1.002             --

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      1.070          1.167             --
                                                       2005      1.000          1.070             --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.100          1.379             --
                                                       2005      1.000          1.100             --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      1.057          1.217             --
                                                       2005      1.000          1.057             --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      1.083          1.152             --
                                                       2005      1.000          1.083             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.000          1.065             --
                                                       2005      1.000          1.000             --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.097          1.197             --
                                                       2005      1.000          1.097             --

  Travelers Equity Income Subaccount (5/97)..........  2006      1.032          1.083             --
                                                       2005      1.000          1.032             --

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.001          1.026             --
                                                       2005      1.000          1.001             --

  Travelers Federated Stock Subaccount (5/97)........  2006      1.033          1.069             --
                                                       2005      1.000          1.033             --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.078          1.110             --
                                                       2005      1.000          1.078             --

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.093          1.159             --
                                                       2005      1.000          1.093             --

  Travelers MFS Mid Cap Growth Subaccount (4/98).....  2006      1.049          1.109             --
                                                       2005      1.000          1.049             --

  Travelers MFS Total Return Subaccount (5/97).......  2006      1.012          1.044             --
                                                       2005      1.000          1.012             --

  Travelers MFS Value Subaccount (5/00)..............  2006      1.038          1.121             --
                                                       2005      1.000          1.038             --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.071          1.229             --
                                                       2005      1.000          1.071             --

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.047          1.110             --
                                                       2005      1.000          1.047             --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.009          1.019             --
                                                       2005      1.000          1.009             --

  Travelers Quality Bond Subaccount (5/97)...........  2006      0.993          0.983             --
                                                       2005      1.000          0.993             --

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.046          1.091             --
                                                       2005      1.000          1.046             --

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.001          0.964             --
                                                       2005      1.000          1.001             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.032          1.176             --
                                                       2005      1.000          1.032             --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      1.075          1.127             --
                                                       2005      1.000          1.075             --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (5/00).............................................  2006      1.134          1.241             --
                                                       2005      1.000          1.134             --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      1.181          1.319             --
                                                       2005      1.000          1.181             --

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.142          1.260             --
                                                       2005      1.000          1.142             --




                         SEPARATE ACCOUNT CHARGES 1.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.078                --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      1.362          1.429                --
                                                       2005      1.313          1.362                --
                                                       2004      1.266          1.313                --
                                                       2003      1.000          1.266                --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.502          1.464                --
                                                       2005      1.333          1.502                --
                                                       2004      1.253          1.333                --
                                                       2003      1.000          1.253                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.609          1.902                --
                                                       2005      1.438          1.609                --
                                                       2004      1.291          1.438                --
                                                       2003      1.000          1.291                --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.566          1.693                --
                                                       2005      1.373          1.566                --
                                                       2004      1.244          1.373                --
                                                       2003      1.000          1.244                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.405          1.588                --
                                                       2005      1.353          1.405                --
                                                       2004      1.249          1.353                --
                                                       2003      1.000          1.249                --

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      1.727          1.707                --
                                                       2005      1.489          1.727                --
                                                       2004      1.269          1.489                --
                                                       2003      1.000          1.269                --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      2.226          2.894                --
                                                       2005      1.773          2.226                --
                                                       2004      1.446          1.773                --
                                                       2003      1.000          1.446                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      1.855          2.415                --
                                                       2005      1.764          1.855                --
                                                       2004      1.369          1.764                --
                                                       2003      1.000          1.369                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.314          1.502                --
                                                       2005      1.283          1.314                --
                                                       2004      1.245          1.283                --
                                                       2003      1.000          1.245                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.532          1.560                --
                                                       2005      1.476          1.532                --
                                                       2004      1.351          1.476                --
                                                       2003      1.000          1.351                --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.301          1.413                --
                                                       2005      1.203          1.301                --
                                                       2004      1.074          1.203                --
                                                       2003      1.000          1.074                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.298          1.446                --
                                                       2005      1.201          1.298                --
                                                       2004      1.067          1.201                --
                                                       2003      1.000          1.067                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.519          1.764                --
                                                       2005      1.400          1.519                --
                                                       2004      1.267          1.400                --
                                                       2003      1.000          1.267                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.208          2.775                --
                                                       2005      1.766          2.208                --
                                                       2004      1.443          1.766                --
                                                       2003      1.000          1.443                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.241          1.479                --
                                                       2005      1.148          1.241                --
                                                       2004      1.000          1.148                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.642          1.962                --
                                                       2005      1.537          1.642                --
                                                       2004      1.350          1.537                --
                                                       2003      1.000          1.350                --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      1.060          1.083                --
                                                       2005      1.066          1.060                --
                                                       2004      1.000          1.066                --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.279          1.319                --
                                                       2005      1.210          1.279           307,841
                                                       2004      1.139          1.210           245,862
                                                       2003      1.000          1.139           120,084

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.565          1.633                --
                                                       2005      1.420          1.565                --
                                                       2004      1.267          1.420                --
                                                       2003      1.000          1.267                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.589          1.682                --
                                                       2005      1.452          1.589                --
                                                       2004      1.471          1.452                --
                                                       2003      1.000          1.471                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.367          1.582           123,218
                                                       2005      1.320          1.367           253,462
                                                       2004      1.287          1.320           296,755
                                                       2003      1.000          1.287           214,936

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.531          1.714                --
                                                       2005      1.501          1.531                --
                                                       2004      1.331          1.501                --
                                                       2003      1.000          1.331                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.525          1.767           200,538
                                                       2005      1.493          1.525           216,351
                                                       2004      1.405          1.493           227,187
                                                       2003      1.000          1.405           111,861

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.522          1.766           137,227
                                                       2005      1.456          1.522           137,227
                                                       2004      1.345          1.456           148,156
                                                       2003      1.000          1.345           106,053

  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.464          1.497                --
                                                       2005      1.417          1.464                --
                                                       2004      1.437          1.417                --
                                                       2003      1.000          1.437                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.806          1.999           347,969
                                                       2005      1.755          1.806           369,087
                                                       2004      1.554          1.755           378,269
                                                       2003      1.000          1.554           245,224

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.612          1.756                --
                                                       2005      1.495          1.612                --
                                                       2004      1.396          1.495                --
                                                       2003      1.000          1.396                --

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      1.435          1.620                --
                                                       2005      1.402          1.435                --
                                                       2004      1.297          1.402                --
                                                       2003      1.000          1.297                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.425          1.572                --
                                                       2005      1.402          1.425                --
                                                       2004      1.318          1.402                --
                                                       2003      1.000          1.318                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      0.995          1.016                --
                                                       2005      0.990          0.995                --
                                                       2004      0.998          0.990                --
                                                       2003      1.000          0.998                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.106          1.168                --
                                                       2005      1.079          1.106                --
                                                       2004      1.000          1.079                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.389          1.598                --
                                                       2005      1.371          1.389                --
                                                       2004      1.240          1.371                --
                                                       2003      1.000          1.240                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.623          1.787                --
                                                       2005      1.528          1.623                --
                                                       2004      1.255          1.528                --
                                                       2003      1.000          1.255                --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.095          1.129                --
                                                       2005      1.075          1.095                --
                                                       2004      1.000          1.075                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.884          1.791                --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.328          1.397                --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.644          1.737                --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.851          2.036                --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.707          1.746                --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.129          1.190                --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.340          1.402                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.075                --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.070                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.544          1.523                --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.467          1.618                --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.218           641,378

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.458          1.564                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.293          1.337                --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.027                --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.620          1.578                --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.046          1.085                --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.998          1.019           588,448

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.445          1.462           185,481

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.571          1.608           275,577

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.338          1.428           733,561

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049                --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.067                --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.083          1.148                --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.034          1.068                --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      0.991          0.998                --
                                                       2005      0.981          0.991                --
                                                       2004      0.990          0.981                --
                                                       2003      1.000          0.990                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.110          1.172                --
                                                       2005      1.070          1.110                --
                                                       2004      1.000          1.070                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.118          1.105                --
                                                       2005      1.116          1.118                --
                                                       2004      1.044          1.116                --
                                                       2003      1.000          1.044                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.061          1.081                --
                                                       2005      1.055          1.061                --
                                                       2004      1.025          1.055                --
                                                       2003      1.000          1.025                --

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      1.485          1.618                --
                                                       2005      1.411          1.485                --
                                                       2004      1.337          1.411                --
                                                       2003      1.000          1.337                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.673          2.097                --
                                                       2005      1.520          1.673                --
                                                       2004      1.333          1.520                --
                                                       2003      1.000          1.333                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      2.011          2.314                --
                                                       2005      1.914          2.011                --
                                                       2004      1.546          1.914                --
                                                       2003      1.000          1.546                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      1.452          1.544                --
                                                       2005      1.361          1.452                --
                                                       2004      1.302          1.361                --
                                                       2003      1.000          1.302                --

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.259          1.340                --
                                                       2005      1.278          1.259                --
                                                       2004      1.226          1.278                --
                                                       2003      1.000          1.226                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.727          1.884                --
                                                       2005      1.565          1.727                --
                                                       2004      1.370          1.565                --
                                                       2003      1.000          1.370                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Equity Income Subaccount (5/97)..........  2006      1.497          1.571                --
                                                       2005      1.460          1.497           343,036
                                                       2004      1.354          1.460           335,457
                                                       2003      1.000          1.354           209,770

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.296          1.328                --
                                                       2005      1.288          1.296                --
                                                       2004      1.190          1.288                --
                                                       2003      1.000          1.190                --

  Travelers Federated Stock Subaccount (5/97)........  2006      1.460          1.511                --
                                                       2005      1.413          1.460                --
                                                       2004      1.303          1.413                --
                                                       2003      1.000          1.303                --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.404          1.445                --
                                                       2005      1.316          1.404           180,601
                                                       2004      1.260          1.316           181,441
                                                       2003      1.000          1.260           132,568

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.549          1.644                --
                                                       2005      1.409          1.549                --
                                                       2004      1.239          1.409                --
                                                       2003      1.000          1.239                --

  Travelers MFS Mid Cap Growth Subaccount (4/98).....  2006      1.532          1.620                --
                                                       2005      1.515          1.532                --
                                                       2004      1.354          1.515                --
                                                       2003      1.000          1.354                --

  Travelers MFS Total Return Subaccount (5/97).......  2006      1.298          1.338                --
                                                       2005      1.284          1.298                --
                                                       2004      1.174          1.284                --
                                                       2003      1.000          1.174                --

  Travelers MFS Value Subaccount (5/00)..............  2006      1.359          1.467                --
                                                       2005      1.301          1.359                --
                                                       2004      1.166          1.301                --
                                                       2003      1.000          1.166                --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.613          1.851                --
                                                       2005      1.501          1.613                --
                                                       2004      1.322          1.501                --
                                                       2003      1.000          1.322                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.375          1.458                --
                                                       2005      1.322          1.375                --
                                                       2004      1.213          1.322                --
                                                       2003      1.000          1.213                --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.282          1.293                --
                                                       2005      1.260          1.282                --
                                                       2004      1.158          1.260                --
                                                       2003      1.000          1.158                --

  Travelers Quality Bond Subaccount (5/97)...........  2006      1.057          1.046                --
                                                       2005      1.060          1.057                --
                                                       2004      1.046          1.060                --
                                                       2003      1.000          1.046                --

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.426          1.486                --
                                                       2005      1.424          1.426                --
                                                       2004      1.317          1.424                --
                                                       2003      1.000          1.317                --

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.074          1.034                --
                                                       2005      1.049          1.074                --
                                                       2004      1.000          1.049                --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.568          1.785         1,269,843
                                                       2005      1.535          1.568         1,402,729
                                                       2004      1.332          1.535         1,285,562
                                                       2003      1.000          1.332           734,820

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      1.368          1.433           110,754
                                                       2005      1.293          1.368           116,850
                                                       2004      1.269          1.293           116,927
                                                       2003      1.000          1.269            58,967

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (5/00).............................................  2006      1.700          1.859           907,931
                                                       2005      1.485          1.700           774,934
                                                       2004      1.315          1.485           771,810
                                                       2003      1.000          1.315           578,163

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      1.472          1.644                --
                                                       2005      1.243          1.472                --
                                                       2004      1.251          1.243                --
                                                       2003      1.000          1.251                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      2.003          2.209           459,160
                                                       2005      1.729          2.003           474,923
                                                       2004      1.414          1.729           458,247
                                                       2003      1.000          1.414           289,117




                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (4/06)..  2006      1.000          1.077                --

  AIM V.I. Premier Equity Subaccount (Series I)
  (9/00).............................................  2006      1.358          1.424                --
                                                       2005      1.311          1.358                --
                                                       2004      1.264          1.311                --
                                                       2003      1.000          1.264                --

AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (5/00)...................................  2006      1.497          1.458                --
                                                       2005      1.330          1.497             2,626
                                                       2004      1.252          1.330             2,628
                                                       2003      1.000          1.252             1,355

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/03).............................................  2006      1.605          1.895                --
                                                       2005      1.435          1.605                --
                                                       2004      1.290          1.435                --
                                                       2003      1.000          1.290                --

  American Funds Growth Subaccount (Class 2) (5/03)..  2006      1.561          1.687                --
                                                       2005      1.371          1.561                --
                                                       2004      1.243          1.371                --
                                                       2003      1.000          1.243                --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03).............................................  2006      1.401          1.582                --
                                                       2005      1.350          1.401                --
                                                       2004      1.248          1.350                --
                                                       2003      1.000          1.248                --

Capital Appreciation Fund
  Capital Appreciation Fund (4/97)...................  2006      1.722          1.701                --
                                                       2005      1.486          1.722             3,670
                                                       2004      1.268          1.486             3,676
                                                       2003      1.000          1.268                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (6/98).............................................  2006      2.219          2.883                --
                                                       2005      1.770          2.219                --
                                                       2004      1.445          1.770                --
                                                       2003      1.000          1.445                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/98).............................................  2006      1.850          2.405                --
                                                       2005      1.761          1.850                --
                                                       2004      1.367          1.761                --
                                                       2003      1.000          1.367                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/98).....................................  2006      1.311          1.497                --
                                                       2005      1.281          1.311                --
                                                       2004      1.244          1.281                --
                                                       2003      1.000          1.244                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (5/98).....................................  2006      1.528          1.554             6,003
                                                       2005      1.473          1.528             6,005
                                                       2004      1.350          1.473             6,007
                                                       2003      1.000          1.350             2,863

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (11/03)................................  2006      1.298          1.410                --
                                                       2005      1.202          1.298                --
                                                       2004      1.074          1.202                --
                                                       2003      1.000          1.074                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (11/03)................................  2006      1.295          1.442                --
                                                       2005      1.200          1.295                --
                                                       2004      1.067          1.200                --
                                                       2003      1.000          1.067                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/02)..........................................  2006      1.515          1.758                --
                                                       2005      1.398          1.515                --
                                                       2004      1.266          1.398                --
                                                       2003      1.000          1.266                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/03)........................  2006      2.202          2.765                --
                                                       2005      1.763          2.202                --
                                                       2004      1.442          1.763                --
                                                       2003      1.000          1.442                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.239          1.475                --
                                                       2005      1.147          1.239                --
                                                       2004      1.000          1.147                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/02)...................................  2006      1.637          1.955                --
                                                       2005      1.534          1.637                --
                                                       2004      1.349          1.534                --
                                                       2003      1.000          1.349                --

High Yield Bond Trust
  High Yield Bond Trust (5/04).......................  2006      1.058          1.081                --
                                                       2005      1.066          1.058                --
                                                       2004      1.000          1.066                --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/00).............................................  2006      1.275          1.315                --
                                                       2005      1.208          1.275            13,533
                                                       2004      1.138          1.208                --
                                                       2003      1.000          1.138                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/00)............................  2006      1.561          1.627             2,537
                                                       2005      1.417          1.561             2,539
                                                       2004      1.266          1.417             2,541
                                                       2003      1.000          1.266             1,364

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/00).....................................  2006      1.585          1.675             3,448
                                                       2005      1.449          1.585             3,454
                                                       2004      1.470          1.449             3,461
                                                       2003      1.000          1.470                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      1.363          1.576                --
                                                       2005      1.317          1.363                --
                                                       2004      1.286          1.317                --
                                                       2003      1.000          1.286                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/03)......  2006      1.527          1.708                --
                                                       2005      1.498          1.527                --
                                                       2004      1.330          1.498                --
                                                       2003      1.000          1.330                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (10/98)........  2006      1.520          1.760           448,577
                                                       2005      1.491          1.520           529,664
                                                       2004      1.404          1.491           335,551
                                                       2003      1.000          1.404            24,374

  LMPVPI Investors Subaccount (Class I) (6/98).......  2006      1.518          1.760            72,343
                                                       2005      1.454          1.518            56,380
                                                       2004      1.344          1.454            44,793
                                                       2003      1.000          1.344             3,605

  LMPVPI Large Cap Growth Subaccount (Class I)
  (5/02).............................................  2006      1.459          1.491           404,093
                                                       2005      1.415          1.459           409,791
                                                       2004      1.436          1.415           373,758
                                                       2003      1.000          1.436            92,228

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/00).............................................  2006      1.801          1.991           630,706
                                                       2005      1.752          1.801           616,158
                                                       2004      1.552          1.752           824,424
                                                       2003      1.000          1.552           110,336

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (5/02).............................................  2006      1.607          1.750         1,164,640
                                                       2005      1.492          1.607         1,142,817
                                                       2004      1.395          1.492           790,765
                                                       2003      1.000          1.395           300,518

  LMPVPII Equity Index Subaccount (Class II) (6/99)..  2006      1.430          1.614                --
                                                       2005      1.400          1.430                --
                                                       2004      1.295          1.400                --
                                                       2003      1.000          1.295                --

  LMPVPII Growth and Income Subaccount (Class I)
  (5/02).............................................  2006      1.421          1.566                --
                                                       2005      1.399          1.421                --
                                                       2004      1.317          1.399                --
                                                       2003      1.000          1.317                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount (9/03)..  2006      0.993          1.013             6,163
                                                       2005      0.989          0.993             6,174
                                                       2004      0.998          0.989             6,185
                                                       2003      1.000          0.998                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.104          1.165                --
                                                       2005      1.079          1.104                --
                                                       2004      1.000          1.079                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/03).............................................  2006      1.385          1.592                --
                                                       2005      1.369          1.385                --
                                                       2004      1.239          1.369                --
                                                       2003      1.000          1.239                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03).............................................  2006      1.618          1.780             2,627
                                                       2005      1.525          1.618             2,629
                                                       2004      1.255          1.525             2,631
                                                       2003      1.000          1.255             1,405

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.093          1.126                --
                                                       2005      1.074          1.093                --
                                                       2004      1.000          1.074                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.878          1.784                --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.324          1.392             4,098

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.638          1.730                --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.846          2.028                --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.701          1.740             3,663

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.126          1.187                --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.336          1.396             9,372

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.075                --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (6/06).............................................  2006      0.948          1.069                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.540          1.517           352,817

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.464          1.613                --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.217         1,408,333

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.453          1.559                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.289          1.332                --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.026                --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.615          1.572             3,535

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.043          1.080            11,626

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.995          1.015           878,225

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.441          1.457           554,883

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.566          1.602           673,864

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.334          1.422         3,566,665

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.048                --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.066             3,910

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.081          1.145                --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.032          1.065                --

Money Market Portfolio
  Money Market Subaccount (7/97).....................  2006      0.988          0.995                --
                                                       2005      0.979          0.988             4,855
                                                       2004      0.989          0.979             4,855
                                                       2003      1.000          0.989             2,015

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.109          1.170                --
                                                       2005      1.070          1.109                --
                                                       2004      1.000          1.070                --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (5/03)......................................  2006      1.115          1.100             9,279
                                                       2005      1.114          1.115             9,287
                                                       2004      1.044          1.114             9,294
                                                       2003      1.000          1.044             4,731

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)......................................  2006      1.058          1.077                --
                                                       2005      1.053          1.058                --
                                                       2004      1.025          1.053                --
                                                       2003      1.000          1.025                --

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01).............................................  2006      1.481          1.612                --
                                                       2005      1.408          1.481                --
                                                       2004      1.336          1.408                --
                                                       2003      1.000          1.336                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.668          2.089                --
                                                       2005      1.517          1.668                --
                                                       2004      1.332          1.517                --
                                                       2003      1.000          1.332                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01).............................................  2006      2.005          2.305             2,129
                                                       2005      1.911          2.005             2,135
                                                       2004      1.545          1.911             2,142
                                                       2003      1.000          1.545             2,149

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (9/00).............................................  2006      1.448          1.540                --
                                                       2005      1.358          1.448           359,702
                                                       2004      1.301          1.358           357,130
                                                       2003      1.000          1.301            29,659

  Travelers Convertible Securities Subaccount
  (5/98).............................................  2006      1.255          1.336                --
                                                       2005      1.276          1.255             9,376
                                                       2004      1.224          1.276             9,381
                                                       2003      1.000          1.224             4,520

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/97).............................................  2006      1.722          1.878                --
                                                       2005      1.563          1.722                --
                                                       2004      1.369          1.563                --
                                                       2003      1.000          1.369                --

  Travelers Equity Income Subaccount (5/97)..........  2006      1.492          1.566                --
                                                       2005      1.457          1.492           787,517
                                                       2004      1.353          1.457           362,896
                                                       2003      1.000          1.353            54,268

  Travelers Federated High Yield Subaccount (5/97)...  2006      1.293          1.324                --
                                                       2005      1.286          1.293             4,098
                                                       2004      1.188          1.286             4,098
                                                       2003      1.000          1.188             1,761

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated Stock Subaccount (5/97)........  2006      1.456          1.506                --
                                                       2005      1.411          1.456                --
                                                       2004      1.302          1.411                --
                                                       2003      1.000          1.302                --

  Travelers Large Cap Subaccount (6/97)..............  2006      1.400          1.441                --
                                                       2005      1.314          1.400           632,954
                                                       2004      1.259          1.314           698,341
                                                       2003      1.000          1.259            34,870

  Travelers Mercury Large Cap Core Subaccount
  (5/98).............................................  2006      1.545          1.638                --
                                                       2005      1.407          1.545                --
                                                       2004      1.238          1.407                --
                                                       2003      1.000          1.238                --

  Travelers MFS Mid Cap Growth Subaccount (4/98).....  2006      1.528          1.615                --
                                                       2005      1.513          1.528             3,535
                                                       2004      1.352          1.513                --
                                                       2003      1.000          1.352                --

  Travelers MFS Total Return Subaccount (5/97).......  2006      1.294          1.334                --
                                                       2005      1.282          1.294         1,681,703
                                                       2004      1.173          1.282           842,454
                                                       2003      1.000          1.173            19,557

  Travelers MFS Value Subaccount (5/00)..............  2006      1.357          1.464                --
                                                       2005      1.300          1.357                --
                                                       2004      1.166          1.300                --
                                                       2003      1.000          1.166                --

  Travelers Mondrian International Stock Subaccount
  (5/97).............................................  2006      1.609          1.846                --
                                                       2005      1.499          1.609                --
                                                       2004      1.321          1.499                --
                                                       2003      1.000          1.321                --

  Travelers Pioneer Fund Subaccount (5/03)...........  2006      1.372          1.453                --
                                                       2005      1.320          1.372                --
                                                       2004      1.212          1.320                --
                                                       2003      1.000          1.212                --

  Travelers Pioneer Strategic Income Subaccount
  (5/97).............................................  2006      1.278          1.289                --
                                                       2005      1.258          1.278                --
                                                       2004      1.157          1.258                --
                                                       2003      1.000          1.157                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (5/97)...........  2006      1.054          1.043                --
                                                       2005      1.058          1.054            11,633
                                                       2004      1.045          1.058            11,640
                                                       2003      1.000          1.045             6,284

  Travelers Strategic Equity Subaccount (6/97).......  2006      1.422          1.482                --
                                                       2005      1.422          1.422             3,753
                                                       2004      1.316          1.422             3,753
                                                       2003      1.000          1.316             1,624

  Travelers U.S. Government Securities Subaccount
  (5/04).............................................  2006      1.072          1.032                --
                                                       2005      1.048          1.072                --
                                                       2004      1.000          1.048                --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (12/00)............................................  2006      1.563          1.778         3,863,005
                                                       2005      1.532          1.563         4,003,379
                                                       2004      1.331          1.532         3,065,968
                                                       2003      1.000          1.331           309,664

  Van Kampen LIT Enterprise Subaccount (Class II)
  (12/00)............................................  2006      1.364          1.428            79,963
                                                       2005      1.290          1.364           195,389
                                                       2004      1.268          1.290           173,995
                                                       2003      1.000          1.268                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (5/00).............................................  2006      1.695          1.852         2,231,120
                                                       2005      1.483          1.695         2,270,594
                                                       2004      1.313          1.483         1,568,218
                                                       2003      1.000          1.313           395,211

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (12/00)..........................  2006      1.468          1.638             2,666
                                                       2005      1.241          1.468             2,668
                                                       2004      1.250          1.241             2,670
                                                       2003      1.000          1.250             1,377

  VIP Mid Cap Subaccount (Service Class 2) (12/00)...  2006      1.997          2.200         1,698,161
                                                       2005      1.726          1.997         1,740,003
                                                       2004      1.412          1.726         1,095,825
                                                       2003      1.000          1.412            97,113




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see
Appendix            for more information on Variable Funding Option name
changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, AIM Variable Insurance Fund-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Fund-AIM V.I. Core Equity Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, AllianceBernstein Variable Products Series Fund, Inc.-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Funds, Inc.-Mercury Global Allocation V.I. Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Funds, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton Variable Insurance Products Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton Variable Insurance Products Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Balanced Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Lord Abbett Series Fund, Inc.-Growth and Income Portfolio was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Lord Abbett Series Fund, Inc.-Mid-Cap Value Portfolio was replaced by Met Investors Series Trust-Lord Abbett Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Metropolitan Series Fund, Inc.-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-Met/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large-Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust-MFS Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

ANNUAL REPORT
December 31, 2006



                             MetLife of CT Fund ABD
                             for Variable Annuities
                                       of
                    MetLife Insurance Company of Connecticut

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policyholders of
MetLife of CT Fund ABD for Variable Annuities and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Subaccounts (as disclosed in Appendix A) comprising MetLife of CT Fund ABD for Variable Annuities (formerly, The Travelers Fund ABD for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the period in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                                                      APPENDIX A

AIM V.I. Core Equity Subaccount (Series I)
AIM V.I. Premier Equity Subaccount (Series I)
AllianceBernstein Large-Cap Growth Subaccount (Class B)
American Funds Global Growth Subaccount (Class 2)
American Funds Growth Subaccount (Class 2)
American Funds Growth-Income Subaccount (Class 2)
Capital Appreciation Subaccount
Credit Suisse Trust Emerging Markets Subaccount
Delaware VIP REIT Subaccount (Standard Class)
Dreyfus VIF Appreciation Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
DWSI Growth & Income Subaccount (Class B)
DWSII International Select Equity Subaccount (Class B)
FAMVS Mercury Global Allocation V.I. Subaccount (Class III)
FAMVS Mercury Value Opportunities V.I. Subaccount (Class III) FTVIPT Mutual Shares Securities Subaccount (Class 2)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
FTVIPT Templeton Growth Securities Subaccount (Class 2)
High Yield Bond Subaccount
Janus Aspen Balanced Subaccount (Service Shares)
Janus Aspen Forty Subaccount (Service Shares)
Janus Aspen Global Life Sciences Subaccount (Service Shares)
Janus Aspen Global Technology Subaccount (Service Shares)
Janus Aspen Mid Cap Value Subaccount (Service Shares)
Janus Aspen Worldwide Growth Subaccount (Service Shares)
Lazard Retirement Small Cap Subaccount
LMPVPI All Cap Subaccount (Class I)
LMPVPI Global High Yield Bond Subaccount (Class I)
LMPVPI Investors Subaccount (Class I)
LMPVPI Large Cap Growth Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)
LMPVPI Strategic Bond Subaccount (Class I)
LMPVPII Aggressive Growth Subaccount (Class I)
LMPVPII Appreciation Subaccount
LMPVPII Diversified Strategic Income Subaccount
LMPVPII Equity Index Subaccount (Class II)
LMPVPII Fundamental Value Subaccount
LMPVPII Growth and Income Subaccount (Class I)
LMPVPIII Adjustable Rate Income Subaccount
LMPVPIII Aggressive Growth Subaccount
LMPVPIII Large Cap Growth Subaccount
Lord Abbett Growth and Income Subaccount (Class VC)
Lord Abbett Mid-Cap Value Subaccount (Class VC)
Managed Assets Subaccount
MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
MIST BlackRock High Yield Subaccount (Class A)
MIST BlackRock Large-Cap Core Subaccount (Class A)
MIST Dreman Small-Cap Value Subaccount (Class A)
MIST Harris Oakmark International Subaccount (Class A)
MIST Janus Capital Appreciation Subaccount (Class A)
MIST Legg Mason Partners Managed Assets Subaccount (Class A)
MIST Lord Abbett Bond Debenture Subaccount (Class A)
MIST Lord Abbett Growth and Income Subaccount (Class B)
MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
MIST Met/AIM Capital Appreciation Subaccount (Class A)
MIST MFS(R) Value Subaccount (Class A)
MIST Neuberger Berman Real Estate Subaccount (Class A)
MIST Pioneer Fund Subaccount (Class A)
MIST Pioneer Strategic Income Subaccount (Class A)
MIST Third Avenue Small Cap Value Subaccount (Class B)
Money Market Subaccount Morgan Stanley Dividend Growth Subaccount Morgan Stanley Equity Subaccount
Morgan Stanley S&P 500 Index Subaccount
MSF BlackRock Aggressive Growth Subaccount (Class D)
MSF BlackRock Bond Income Subaccount (Class A)
MSF BlackRock Money Market Subaccount (Class A)
MSF FI Large Cap Subaccount (Class A)
MSF FI Value Leaders Subaccount (Class D)
MSF MFS(R) Total Return Subaccount (Class F)
MSF Oppenheimer Global Equity Subaccount (Class B)
MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) Oppenheimer Main Street/VA Subaccount ( Service Shares)
PIMCO VIT Real Return Subaccount (Administrative Class)
PIMCO VIT Total Return Subaccount (Administrative Class)
Putnam VT Discovery Growth Subaccount (Class IB)
Putnam VT International Equity Subaccount (Class IB)
Putnam VT Small Cap Value Subaccount (Class IB)
Travelers AIM Capital Appreciation Subaccount
Travelers Convertible Securities Subaccount
Travelers Disciplined Mid Cap Stock Subaccount
Travelers Equity Income Subaccount
Travelers Federated High Yield Subaccount
Travelers Federated Stock Subaccount
Travelers Large Cap Subaccount
Travelers Mercury Large Cap Core Subaccount
Travelers MFS(R) Mid Cap Growth Subaccount
Travelers MFS(R) Total Return Subaccount
Travelers MFS(R) Value Subaccount
Travelers Mondrian International Stock Subaccount
Travelers Pioneer Fund Subaccount
Travelers Pioneer Strategic Income Subaccount
Travelers Quality Bond Subaccount
Travelers Strategic Equity Subaccount
Travelers Style Focus Series: Small Cap Value Subaccount
Travelers U.S. Government Securities Subaccount
UIF Core Plus Fixed Income Subaccount (Class II)
UIF Emerging Markets Equity Subaccount (Class I)
UIF Equity and Income Subaccount (Class II)
UIF Equity Growth Subaccount (Class I)
UIF Global Franchise Subaccount (Class II)
UIF Global Value Equity Subaccount (Class I)
UIF Mid Cap Growth Subaccount (Class I)
UIF Small Company Growth Subaccount (Class II)
UIF Technology Subaccount (Class I)
UIF U.S. Mid Cap Value Subaccount (Class I)
UIF U.S. Real Estate Subaccount (Class I)
UIF Value Subaccount (Class I)
Van Kampen LIT Comstock Subaccount (Class I)
Van Kampen LIT Comstock Subaccount (Class II)
Van Kampen LIT Enterprise Subaccount (Class I)
Van Kampen LIT Enterprise Subaccount (Class II)
Van Kampen LIT Government Subaccount (Class I)
Van Kampen LIT Government Subaccount (Class II)
Van Kampen LIT Growth and Income Subaccount (Class I)
Van Kampen LIT Growth and Income Subaccount (Class II)
Van Kampen LIT Money Market Subaccount (Class I)
Van Kampen LIT Money Market Subaccount (Class II)
Van Kampen LIT Strategic Growth Subaccount (Class I)
Van Kampen LIT Strategic Growth Subaccount (Class II)
VIP Contrafund(R) Subaccount (Service Class 2)
VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
VIP Mid Cap Subaccount (Service Class 2)

                                             METLIFE OF CT FUND ABD
                                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006


                                                                    American Funds                             American Funds
                                           AIM V.I. Core Equity     Global Growth        American Funds        Growth-Income
                                                Subaccount            Subaccount        Growth Subaccount        Subaccount
                                                (Series I)            (Class 2)            (Class 2)             (Class 2)
                                            --------------------    ----------------    ------------------    ------------------
Assets:
  Investments at market value.....             $  3,914,573          $    549,373         $  1,099,449          $  1,572,514
                                              -------------         -------------        -------------         -------------
      Total Assets................                3,914,573               549,373            1,099,449             1,572,514
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges.............                      268                    38                   75                   108
    Administrative fees...........                       32                     4                    9                    13
                                              -------------         -------------        -------------         -------------
      Total Liabilities...........                      300                    42                   84                   121
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $  3,914,273          $    549,331         $  1,099,365          $  1,572,393
                                              =============         =============        =============         =============

The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                                                      Dreyfus VIF          Dreyfus VIF
                                           Credit Suisse Trust       Appreciation      Developing Leaders      DWSI Growth &
                                             Emerging Markets         Subaccount           Subaccount         Income Subaccount
                                                Subaccount         (Initial Shares)     (Initial Shares)         (Class B)
                                            ------------------    -----------------    -------------------    ------------------
Assets:
  Investments at market value....              $  4,898,234          $  8,488,168         $ 13,200,831          $    674,032
                                              -------------         -------------        -------------         -------------
      Total Assets...............                 4,898,234             8,488,168           13,200,831               674,032
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges...........                        335                   582                  908                    69
    Administrative fees.........                         40                    69                  109                     6
                                              -------------         -------------        -------------         -------------
      Total Liabilities.........                        375                   651                1,017                    75
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $  4,897,859          $  8,487,517         $ 13,199,814          $    673,957
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

    DWSII
International        FTVIPT Templeton       FTVIPT Templeton                                Janus Aspen             Janus Aspen
Select Equity       Developing Markets     Foreign Securities      Janus Aspen Forty    Global Life Sciences     Global Technology
 Subaccount        Securities Subaccount       Subaccount             Subaccount             Subaccount             Subaccount
  (Class B)             (Class 2)              (Class 2)           (Service Shares)       (Service Shares)       (Service Shares)
--------------     ------------------     ------------------     ------------------     ------------------      -----------------

$  4,250,035           $    640,289           $    310,280           $  1,169,205           $  2,901,324           $  2,984,506
------------          -------------          -------------          -------------          -------------          -------------
   4,250,035                640,289                310,280              1,169,205              2,901,324              2,984,506
------------          -------------          -------------          -------------          -------------          -------------


         431                     45                     21                     93                    200                    206
          35                      5                      3                     10                     24                     24
------------          -------------          -------------          -------------          -------------          -------------
         466                     50                     24                    103                    224                    230
------------          -------------          -------------          -------------          -------------          -------------
$  4,249,569           $    640,239           $    310,256           $  1,169,102           $  2,901,100           $  2,984,276
============          =============          =============          =============          =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                                Janus Aspen           Janus Aspen                               LMPVPI Global
                                               Mid Cap Value       Worldwide Growth      LMPVPI All Cap        High Yield Bond
                                                Subaccount            Subaccount           Subaccount            Subaccount
                                             (Service Shares)      (Service Shares)        (Class I)             (Class I)
                                            ------------------    ------------------    -----------------    -------------------
Assets:
  Investments at market value...               $    771,058          $  7,022,561         $ 22,022,153          $  3,792,901
                                              -------------         -------------        -------------         -------------
      Total Assets..............                    771,058             7,022,561           22,022,153             3,792,901
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges...........                         63                   491                1,571                   340
    Administrative fees.........                          6                    58                  181                    32
                                              -------------         -------------        -------------         -------------
      Total Liabilities.........                         69                   549                1,752                   372
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $    770,989          $  7,022,012         $ 22,020,401          $  3,792,529
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                             LMPVPI                 LMPVPI                 LMPVPI                 LMPVPII
LMPVPI Investors       Large Cap Growth       Small Cap Growth        Strategic Bond        Aggressive Growth           LMPVPII
   Subaccount             Subaccount             Subaccount             Subaccount             Subaccount            Appreciation
   (Class I)               (Class I)             (Class I)              (Class I)              (Class I)              Subaccount
-----------------     ------------------     ------------------     ------------------     ------------------     ---------------

  $ 22,567,531           $  1,199,198           $  5,199,309           $  8,029,616           $  2,871,566           $ 21,237,895
 -------------          -------------          -------------          -------------          -------------          -------------
    22,567,531              1,199,198              5,199,309              8,029,616              2,871,566             21,237,895
 -------------          -------------          -------------          -------------          -------------          -------------


         1,579                    116                    461                    702                    289                  1,455
           185                     10                     43                     66                     23                    175
 -------------          -------------          -------------          -------------          -------------          -------------
         1,764                    126                    504                    768                    312                  1,630
 -------------          -------------          -------------          -------------          -------------          -------------
  $ 22,565,767           $  1,199,072           $  5,198,805           $  8,028,848           $  2,871,254           $ 21,236,265
 =============          =============          =============          =============          =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                                 LMPVPII               LMPVPII                                    LMPVPII
                                                Diversified          Equity Index           LMPVPII          Growth and Income
                                             Strategic Income         Subaccount       Fundamental Value         Subaccount
                                                Subaccount            (Class II)           Subaccount            (Class I)
                                            ------------------    ----------------    -------------------    -------------------
Assets:
  Investments at market value....              $  7,942,726          $ 13,198,103         $ 35,087,040          $     35,154
                                              -------------         -------------        -------------         -------------
      Total Assets ..............                 7,942,726            13,198,103           35,087,040                35,154
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges...........                        544                   919                2,403                     3
    Administrative fees.........                         66                   108                  289                    --
                                              -------------         -------------        -------------         -------------
      Total Liabilities.........                        610                 1,027                2,692                     3
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $  7,942,116          $ 13,197,076         $ 35,084,348          $     35,151
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


  LMPVPIII                                                           Lord Abbett             Lord Abbett         MIST Batterymarch
 Adjustable              LMPVPIII               LMPVPIII           Growth and Income        Mid-Cap Value          Mid-Cap Stock
 Rate Income         Aggressive Growth      Large Cap Growth          Subaccount             Subaccount             Subaccount
 Subaccount             Subaccount             Subaccount             (Class VC)             (Class VC)              (Class A)
---------------     ------------------     ------------------     ------------------     ------------------     ------------------

$    153,348           $ 28,946,044           $  3,817,993           $    219,661           $    348,387           $ 10,159,703
------------          -------------          -------------          -------------          -------------          -------------
     153,348             28,946,044              3,817,993                219,661                348,387             10,159,703
------------          -------------          -------------          -------------          -------------          -------------


          13                  1,983                    262                     15                     24                    700
           1                    238                     31                      2                      3                     84
------------          -------------          -------------          -------------          -------------          -------------
          14                  2,221                    293                     17                     27                    784
------------          -------------          -------------          -------------          -------------          -------------
$    153,334           $ 28,943,823           $  3,817,700           $    219,644           $    348,360           $  10,158,919
============          =============          =============          =============          =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006



                                                                                                                     MIST
                                            MIST BlackRock          MIST BlackRock         MIST Dreman              Harris
                                              High Yield            Large-Cap Core       Small-Cap Value            Oakmark
                                              Subaccount             Subaccount            Subaccount            International
                                              (Class A)               (Class A)            (Class A)               Subaccount
                                                                                                                   (Class A)
                                            -----------------    -------------------    ------------------    ------------------
Assets:
  Investments at market value...               $ 11,578,560          $  1,388,804         $    222,197          $ 15,457,622
                                              -------------         -------------        -------------         -------------
      Total Assets..............                 11,578,560             1,388,804              222,197            15,457,622
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges..........                         795                    96                   23                 1,026
    Administrative fees........                          95                    11                    2                   127
                                              -------------         -------------        -------------         -------------
      Total Liabilities........                         890                   107                   25                 1,153
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $ 11,577,670          $  1,388,697         $    222,172          $ 15,456,469
                                              -------------         -------------        -------------         -------------


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006






    MIST Janus          MIST Legg Mason
     Capital              Partners           MIST Lord Abbett      MIST Lord Abbett      MIST Lord Abbett        MIST Met/AIM
   Appreciation         Managed Assets        Bond Debenture      Growth and Income       Mid-Cap Value      Capital Appreciation
    Subaccount           Subaccount            Subaccount            Subaccount            Subaccount             Subaccount
    (Class A)            (Class A)             (Class A)             (Class B)             (Class B)              (Class A)
------------------    ------------------    ------------------    ------------------    ------------------    -----------------

   $ 35,975,304          $    282,540          $ 12,415,694          $  7,797,655          $     51,208          $  2,993,187
  -------------         -------------         -------------         -------------         -------------         -------------
     35,975,304               282,540            12,415,694             7,797,655                51,208             2,993,187
  -------------         -------------         -------------         -------------         -------------         -------------


          2,466                    20                   853                   428                     4                   230
            296                     2                   102                    64                    --                    25
  -------------         -------------         -------------         -------------         -------------         -------------
          2,762                    22                   955                   492                     4                   255
  -------------         -------------         -------------         -------------         -------------         -------------
   $ 35,972,542          $    282,518          $ 12,414,739          $  7,797,163          $     51,204          $  2,992,932
  =============         =============         =============         =============         =============         =============





   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                         MIST
                                                                   Neuberger Berman                             MIST Pioneer
                                             MIST MFS(R) Value          Real Estate       MIST Pioneer Fund     Strategic Income
                                                Subaccount            Subaccount           Subaccount            Subaccount
                                                 (Class A)             (Class A)            (Class A)             (Class A)
                                            -------------------    ------------------    ------------------    -----------------
Assets:
  Investments at market value...               $    425,877          $ 17,043,846         $     69,198          $  2,211,900
                                              -------------         -------------        -------------         -------------
      Total Assets.............                     425,877            17,043,846               69,198             2,211,900
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges.........                           29                 1,290                    5                   152
    Administrative fees.......                            4                   140                    1                    18
                                              -------------         -------------        -------------         -------------
      Total Liabilities......                            33                 1,430                    6                   170
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $    425,844          $ 17,042,416         $     69,192          $  2,211,730
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


MIST Third Avenue        MSF BlackRock         MSF BlackRock          MSF BlackRock                                     MSF FI
   Small Cap Value    Aggressive Growth         Bond Income           Money Market          MSF FI Large Cap         Value Leaders
   Subaccount             Subaccount            Subaccount             Subaccount              Subaccount             Subaccount
    (Class B)             (Class D)             (Class A)              (Class A)               (Class A)              (Class D)
-----------------     ------------------     ------------------     ------------------     ------------------     ------------------

  $    423,363           $ 21,502,807           $ 30,163,247           $ 20,364,722           $ 41,387,661           $ 36,117,752
 -------------          -------------          -------------          -------------          -------------          -------------
       423,363             21,502,807             30,163,247             20,364,722             41,387,661             36,117,752
 -------------          -------------          -------------          -------------          -------------          -------------


            29                  1,474                  2,069                  1,467                  2,891                  2,572
             3                    177                    248                    168                    340                    297
 -------------          -------------          -------------          -------------          -------------          -------------
            32                  1,651                  2,317                  1,635                  3,231                  2,869
 -------------          -------------          -------------          -------------          -------------          -------------
  $    423,331           $ 21,501,156           $ 30,160,930           $ 20,363,087           $ 41,384,430           $ 36,114,883
 =============          =============          =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                                                                 MSF Western
                                               MSF MFS(R)          MSF Oppenheimer      MSF T. Rowe Price      Asset Management
                                              Total Return         Global Equity        Large Cap Growth       High Yield Bond
                                               Subaccount           Subaccount             Subaccount             Subaccount
                                               (Class F)             (Class B)              (Class B)             (Class A)
                                            -----------------    -------------------    ------------------    ------------------
Assets:
  Investments at market value...               $ 79,880,067          $ 10,318,482         $  7,865,478          $    108,854
                                              -------------         -------------        -------------         -------------
      Total Assets..............                 79,880,067            10,318,482            7,865,478               108,854
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges...........                      5,777                   984                  540                     7
    Administrative fees.........                        657                    85                   65                     1
                                              -------------         -------------        -------------         -------------
      Total Liabilities.........                      6,434                 1,069                  605                     8
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $ 79,873,633          $ 10,317,413         $  7,864,873          $    108,846
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006



   MSF Western                                                                               PIMCO VIT             PIMCO VIT
Asset Management                                                                            Real Return           Total Return
U.S. Government       Morgan Stanley                               Morgan Stanley            Subaccount            Subaccount
   Subaccount        Dividend Growth         Morgan Stanley        S&P 500 Index          (Administrative       (Administrative
   (Class A)            Subaccount          Equity Subaccount        Subaccount                Class)                Class)
---------------     ------------------     ------------------     ------------------     ------------------     ----------------

$    102,468           $    681,136           $    222,631           $  1,260,268           $    381,254           $ 18,866,065
------------          -------------          -------------          -------------          -------------          -------------
     102,468                681,136                222,631              1,260,268                381,254             18,866,065
------------          -------------          -------------          -------------          -------------          -------------


           6                     68                     23                    120                     27                  1,297
           1                      6                      2                     10                      3                    155
------------          -------------          -------------          -------------          -------------          -------------
           7                     74                     25                    130                     30                  1,452
------------          -------------          -------------          -------------          -------------          -------------
$    102,461           $    681,062           $    222,606           $  1,260,138           $    381,224           $ 18,864,613
============          =============          =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                                 Putnam VT             Putnam VT            Putnam VT           UIF Core Plus
                                             Discovery Growth    International Equity    Small Cap Value        Fixed Income
                                                Subaccount            Subaccount           Subaccount            Subaccount
                                                (Class IB)            (Class IB)           (Class IB)            (Class II)
                                            -----------------    --------------------    -----------------    ------------------
Assets:
  Investments at market value..                $    240,173          $  3,900,644         $  2,295,147          $  4,833,780
                                              -------------         -------------        -------------         -------------
      Total Assets............                      240,173             3,900,644            2,295,147             4,833,780
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges.........                           16                   267                  159                   471
    Administrative fees.......                            2                    32                   19                    40
                                              -------------         -------------        -------------         -------------
      Total Liabilities.......                           18                   299                  178                   511
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $    240,155          $  3,900,345         $  2,294,969          $  4,833,269
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


  UIF Emerging                                   UIF Global                                     UIF Small              UIF U.S.
 Markets Equity        UIF Equity Growth        Value Equity        UIF Mid Cap Growth       Company Growth          Mid Cap Value
   Subaccount             Subaccount             Subaccount             Subaccount             Subaccount             Subaccount
    (Class I)              (Class I)              (Class I)              (Class I)             (Class II)              (Class I)
-----------------     ------------------     ------------------     ------------------     ------------------     -----------------

  $  4,027,728           $  2,098,872           $  5,093,455           $  2,334,664           $  1,718,928           $  4,480,000
 -------------          -------------          -------------          -------------          -------------          -------------
     4,027,728              2,098,872              5,093,455              2,334,664              1,718,928              4,480,000
 -------------          -------------          -------------          -------------          -------------          -------------


           367                    177                    432                    202                    170                    363
            33                     18                     42                     19                     14                     37
 -------------          -------------          -------------          -------------          -------------          -------------
           400                    195                    474                    221                    184                    400
 -------------          -------------          -------------          -------------          -------------          -------------
  $  4,027,328           $  2,098,677           $  5,092,981           $  2,334,443           $  1,718,744           $  4,479,600
 =============          =============          =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                                                      Van Kampen           Van Kampen            Van Kampen
                                                 UIF Value           LIT Comstock         LIT Comstock         LIT Enterprise
                                                Subaccount            Subaccount           Subaccount            Subaccount
                                                (Class I)             (Class I)            (Class II)            (Class I)
                                            ------------------    -----------------    ------------------    -------------------
Assets:
  Investments at market value..                $  3,202,788          $    541,106         $ 28,584,661          $    484,933
                                              -------------         -------------        -------------         -------------
      Total Assets.............                   3,202,788               541,106           28,584,661               484,933
                                              -------------         -------------        -------------         -------------
Liabilities:
  Payables:
    Insurance charges..........                         267                    37                2,449                    34
    Administrative fees........                          26                     4                  235                     4
                                              -------------         -------------        -------------         -------------
      Total Liabilities........                         293                    41                2,684                    38
                                              -------------         -------------        -------------         -------------
Net Assets:                                    $  3,202,495          $    541,065         $ 28,581,977          $    484,895
                                              =============         =============        =============         =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                                                          Van Kampen             Van Kampen
     Van Kampen              Van Kampen            Van Kampen             LIT Growth             LIT Growth          Van Kampen LIT
   LIT Enterprise         LIT Government         LIT Government           and Income             and Income         Strategic Growth
     Subaccount             Subaccount             Subaccount             Subaccount             Subaccount            Subaccount
     (Class II)             (Class I)              (Class II)             (Class I)              (Class II)             (Class I)
 ------------------     ------------------     ------------------     ------------------     ------------------     ----------------

    $    839,047           $    927,072           $  5,778,166           $  1,320,242           $ 12,666,883           $    653,759
   -------------          -------------          -------------          -------------          -------------          -------------
         839,047                927,072              5,778,166              1,320,242             12,666,883                653,759
   -------------          -------------          -------------          -------------          -------------          -------------


              68                     63                    448                     90                  1,090                     45
               7                      8                     47                     11                    104                      5
   -------------          -------------          -------------          -------------          -------------          -------------
              75                     71                    495                    101                  1,194                     50
   -------------          -------------          -------------          -------------          -------------          -------------
    $    838,972           $    927,001           $  5,777,671           $  1,320,141           $ 12,665,689           $    653,709
   =============          =============          =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                                December 31, 2006


                                              Van Kampen LIT                                VIP Dynamic
                                             Strategic Growth       VIP Contrafund(R)   Capital Appreciation       VIP Mid Cap
                                                Subaccount            Subaccount             Subaccount             Subaccount
                                                (Class II)         (Service Class 2)      (Service Class 2)      (Service Class 2)
                                            ------------------     ------------------     -----------------     -------------------
Assets:
  Investments at market value..                $  4,873,581           $ 29,382,674          $    435,233           $ 25,143,713
                                              -------------          -------------         -------------          -------------
      Total Assets.............                   4,873,581             29,382,674               435,233             25,143,713
                                              -------------          -------------         -------------          -------------
Liabilities:
  Payables:
    Insurance charges..........                         424                  2,294                    30                  1,965
    Administrative fees........                          40                    241                     4                    207
                                              -------------          -------------         -------------          -------------
      Total Liabilities........                         464                  2,535                    34                  2,172
                                              -------------          -------------         -------------          -------------
Net Assets:                                    $  4,873,117           $ 29,380,139          $    435,199           $ 25,141,541
                                              =============          =============         =============          =============


   The accompanying notes are an integral part of these financial statements.

                     [This page is intentionally left blank]

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006


                                               AIM V.I.                 AIM V.I.         AllianceBernstein        American Funds
                                              Core Equity           Premier Equity       Large-Cap Growth         Global Growth
                                              Subaccount              Subaccount            Subaccount              Subaccount
                                              (Series I)              (Series I)            (Class B)               (Class 2)
                                            -----------------     ------------------     ------------------     -------------------
Investment Income:
  Dividends.............................       $     20,647           $     39,361          $          -           $      3,334
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges                                  31,731                 15,560                32,379                  4,887
  Administrative fees...................              3,808                  1,867                 3,874                    585
                                              -------------          -------------         -------------          -------------
    Total expenses......................             35,539                 17,427                36,253                  5,472
                                              -------------          -------------         -------------          -------------
      Net investment income (loss)......            (14,892)                21,934               (36,253)                (2,138)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution..........                 --                     --                    --                     --
    Realized gain (loss) on sale of
      investments.......................              8,172                 39,580              (622,298)                10,170
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..............              8,172                 39,580              (622,298)                10,170
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments....................            303,099                129,261               622,846                 59,285
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations...........       $    296,379           $    190,775          $    (35,705)          $     67,317
                                              =============          =============         =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006



 American Funds        American Funds                                                        Delaware             Dreyfus VIF
    Growth             Growth-Income                              Credit Suisse Trust        VIP REIT             Appreciation
  Subaccount             Subaccount       Capital Appreciation     Emerging Markets         Subaccount             Subaccount
  (Class 2)              (Class 2)              Subaccount            Subaccount          (Standard Class)      (Initial Shares)
---------------     ------------------     ------------------     ------------------     ------------------     ----------------

$      8,219           $     22,553           $         --          $      18,838          $     194,447          $     132,834
------------          -------------          -------------          -------------          -------------          -------------

      11,194                 17,041                176,240                 44,092                 40,677                105,523
       1,335                  2,035                 21,132                  5,291                  4,857                 12,651
------------          -------------          -------------          -------------          -------------          -------------
      12,529                 19,076                197,372                 49,383                 45,534                118,174
------------          -------------          -------------          -------------          -------------          -------------
      (4,310)                 3,477               (197,372)               (30,545)               148,913                 14,660
------------          -------------          -------------          -------------          -------------          -------------


       5,579                 30,081              1,575,607                 46,268                648,320                     --

      14,299                 56,528             (3,478,802)               415,236              2,629,691                 95,722
------------          -------------          -------------          -------------          -------------          -------------
      19,878                 86,609             (1,903,195)               461,504              3,278,011                 95,722
------------          -------------          -------------          -------------          -------------          -------------

      61,013                 88,379              1,679,313                539,904             (2,654,790)             1,054,218
------------          -------------          -------------          -------------          -------------          -------------

$     76,581           $    178,465           $   (421,254)          $    970,863           $    772,134           $  1,164,600
============          =============          =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                  METLIFE OF CT FUND ABD METLIFE OF CT FUND ABD
                  FOR VARIABLE ANNUITIES FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                               Dreyfus VIF                                     DWSII                   FAMVS
                                               Developing               DWSI                International          Mercury Global
                                                 Leaders           Growth & Income          Select Equity          Allocation V.I.
                                               Subaccount             Subaccount              Subaccount             Subaccount
                                             (Initial Shares)         (Class B)               (Class B)             (Class III)
                                            ------------------     -----------------     ------------------     -------------------
Investment Income:
  Dividends............................        $     56,301           $      3,791          $     60,971           $         --
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges                                 174,275                 11,810                71,043                    404
  Administrative fees..................              20,828                    953                 5,752                     48
                                              -------------          -------------         -------------          -------------
    Total expenses                                  195,103                 12,763                76,795                    452
                                              -------------          -------------         -------------          -------------
      Net investment income (loss).....            (138,802)                (8,972)              (15,824)                  (452)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution                    1,164,295                    --                     --                     --
    Realized gain (loss) on sale of
      investments......................              50,412                  8,224                82,732                 13,541
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)                        1,214,707                  8,224                82,732                 13,541
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments....................           (778,754)                68,464               715,140                 (5,206)
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations...........       $    297,151           $     67,716          $    782,048           $      7,883
                                              =============          =============         =============          =============


   The accompanying notes are an integral part of these financial statements.

                  METLIFE OF CT FUND ABD METLIFE OF CT FUND ABD
                  FOR VARIABLE ANNUITIES FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006



     FAMVS Mercury            FTVIPT           FTVIPT Templeton                                FTVIPT
         Value             Mutual Shares      Developing Markets     FTVIPT Templeton     Templeton Growth
    Opportunities           Securities           Securities         Foreign Securities        Securities
   V.I. Subaccount          Subaccount           Subaccount            Subaccount             Subaccount         High Yield Bond
     (Class III)            (Class 2)             (Class 2)            (Class 2)              (Class 2)            Subaccount
  ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

    $           4         $          --         $      13,195         $       3,764         $          --         $       2,967
    -------------         -------------         -------------         -------------         -------------         -------------

              343                 2,510                12,543                 4,039                 3,581                   268
               41                   298                 1,486                   485                   419                    32
    -------------         -------------         -------------         -------------         -------------         -------------
              384                 2,808                14,029                 4,524                 4,000                   300
    -------------         -------------         -------------         -------------         -------------         -------------
             (380)               (2,808)                 (834)                 (760)               (4,000)                2,667
    -------------         -------------         -------------         -------------         -------------         -------------


           14,498                    --                    --                    --                    --                   236

          (10,312)              124,256               179,269                36,394               185,757                 1,166
    -------------         -------------         -------------         -------------         -------------         -------------
            4,186               124,256               179,269                36,394               185,757                 1,402
    -------------         -------------         -------------         -------------         -------------         -------------

            4,056               (79,603)                6,510                26,181              (110,074)               (2,333)
    -------------         -------------         -------------         -------------         -------------         -------------

    $       7,862         $      41,845         $     184,945         $      61,815         $      71,683         $       1,736
    =============         =============         =============         =============         =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                               Janus Aspen                                  Janus Aspen            Janus Aspen
                                                Balanced          Janus Aspen Forty     Global Life Sciences    Global Technology
                                               Subaccount             Subaccount             Subaccount             Subaccount
                                             (Service Shares)      (Service Shares)       (Service Shares)       (Service Shares)
                                            ------------------     -----------------     ------------------     -------------------
Investment Income:
  Dividends                                   $          --          $       1,710         $          --          $          --
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges.....................             55,022                 17,905                39,510                 37,484
  Administrative fees...................              6,433                  1,823                 4,715                  4,469
                                              -------------          -------------         -------------          -------------
    Total expenses                                   61,455                 19,728                44,225                 41,953
                                              -------------          -------------         -------------          -------------
      Net investment income (loss)......            (61,455)               (18,018)              (44,225)               (41,953)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized.....
  Gain (Loss) on Investments:
    Realized gain distribution..........                --                      --                    --                     --
    Realized gain (loss) on sale of
      investments.......................          1,923,442                 55,077               183,684                 (5,346)
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..............          1,923,442                 55,077               183,684                 (5,346)
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments....................         (1,427,299)                43,234                16,657                217,272
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations...........      $     434,688          $      80,293         $     156,116          $     169,973
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


    Janus Aspen           Janus Aspen                                                        LMPVPI Global
   Mid Cap Value       Worldwide Growth      Lazard Retirement        LMPVPI All Cap        High Yield Bond       LMPVPI Investors
    Subaccount           Subaccount              Small Cap              Subaccount            Subaccount            Subaccount
 (Service Shares)      (Service Shares)          Subaccount             (Class I)              (Class I)             (Class I)
------------------    ------------------     ------------------     ------------------     ------------------    ------------------

  $       7,780         $     109,238          $          --          $     282,813          $     216,440         $     349,393
  -------------         -------------          -------------          -------------          -------------         -------------

         11,699                86,568                  1,833                274,019                 60,669               281,238
          1,162                10,132                    220                 31,571                  5,568                33,119
  -------------         -------------          -------------          -------------          -------------         -------------
         12,861                96,700                  2,053                305,590                 66,237               314,357
  -------------         -------------          -------------          -------------          -------------         -------------
         (5,081)               12,538                 (2,053)               (22,777)               150,203                35,036
  -------------         -------------          -------------          -------------          -------------         -------------


         36,058                    --                 16,984                765,099                 21,641               501,044

         29,178               236,657                  2,067                636,618                 16,757               805,525
  -------------         -------------          -------------          -------------          -------------         -------------
         65,236               236,657                 19,051              1,401,717                 38,398             1,306,569
  -------------         -------------          -------------          -------------          -------------         -------------

         30,610               750,655                 (1,587)             1,835,569                121,525             2,061,310
  -------------         -------------          -------------          -------------          -------------         -------------

  $      90,765         $     999,850          $      15,411          $   3,214,509          $     310,126         $   3,402,915
  =============         =============          =============          =============          =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                 LMPVPI                 LMPVPI                LMPVPI                  LMPVPII
                                            Large Cap Growth       Small Cap Growth        Strategic Bond        Aggressive Growth
                                               Subaccount             Subaccount             Subaccount              Subaccount
                                                (Class I)             (Class I)              (Class I)               (Class I)
                                            -----------------     ------------------     ------------------     -------------------
Investment Income:
  Dividends........................           $          --          $          --         $    429,565           $          --
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges................                  22,298                 83,854               127,207                 50,125
  Administrative fees..............                   1,886                  7,769                11,969                  4,114
                                              -------------          -------------         -------------          -------------
    Total expenses.................                  24,184                 91,623               139,176                 54,239
                                              -------------          -------------         -------------          -------------
      Net investment income (loss)..                (24,184)               (91,623)              290,389                (54,239)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .....                     --                245,782                 6,953                     --
    Realized gain (loss) on sale of
      investments...................                 22,823                165,846               (44,000)                29,234
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..........                 22,823                411,628               (37,047)                29,234
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments................                 22,300                186,945                (2,828)               255,134
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $     20,939           $    506,950          $    250,514           $    230,129
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                            LMPVPII              LMPVPII                                    LMPVPII               LMPVPIII
     LMPVPII              Diversified         Equity Index            LMPVPII          Growth and Income       Adjustable Rate
   Appreciation        Strategic Income        Subaccount        Fundamental Value         Subaccount               Income
    Subaccount            Subaccount           (Class II)            Subaccount            (Class I)              Subaccount
------------------    ------------------    ------------------    ------------------    ------------------    ------------------

   $    225,394          $    478,245          $    170,513          $    541,738          $        134          $     6,934
  -------------         -------------         -------------         -------------         -------------         -------------

        263,755               109,518               166,911               430,772                   555                 2,755
         31,651                13,142                19,713                51,693                    66                   280
  -------------         -------------         -------------         -------------         -------------         -------------
        295,406               122,660               186,624               482,465                   621                 3,035
  -------------         -------------         -------------         -------------         -------------         -------------
        (70,012)              355,585               (16,111)               59,273                  (487)                3,899
  -------------         -------------         -------------         -------------         -------------         -------------


        592,159                    --               160,524             1,374,307                   229                   --

        676,254              (156,342)              300,977               775,708                 2,806                   552
  -------------         -------------         -------------         -------------         -------------         -------------
      1,268,413              (156,342)              461,501             2,150,015                 3,035                   552
  -------------         -------------         -------------         -------------         -------------         -------------

      1,424,132               118,823             1,214,401             2,669,366                 1,330                   (19)
  -------------         -------------         -------------         -------------         -------------         -------------

   $  2,622,533          $    318,066          $  1,659,791          $  4,878,654          $      3,878          $      4,432

  =============         =============         =============         =============         =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                           Lord Abbett             Lord Abbett
                                                 LMPVPIII               LMPVPIII         Growth and Income        Mid-Cap Value
                                           Aggressive Growth        Large Cap Growth        Subaccount              Subaccount
                                                Subaccount             Subaccount           (Class VC)              (Class VC)
                                            ------------------     -----------------     -----------------     --------------------
Investment Income:
  Dividends.........................           $         --           $      5,847          $      2,603           $      1,677
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges.................                371,666                 48,667                 2,835                  4,225
  Administrative fees...............                 44,600                  5,840                   340                    503
                                              -------------          -------------         -------------          -------------
    Total expenses                                  416,266                 54,507                 3,175                  4,728
                                              -------------          -------------         -------------          -------------
      Net investment income (loss)..               (416,266)               (48,660)                 (572)                (3,051)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution......                 30,989                     --                 6,976                 26,136
    Realized gain (loss) on sale of
      investments...................              1,139,888                148,538                23,679                  3,343
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..........              1,170,877                148,538                30,655                 29,479
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments................              1,326,342                  2,414                 6,703                  2,553
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $  2,080,953           $    102,292          $     36,786           $     28,981
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                      MIST Harris
                       MIST Batterymarch       MIST BlackRock         MIST BlackRock           MIST Dreman             Oakmark
                         Mid-Cap Stock           High Yield           Large-Cap Core        Small-Cap Value          International
  Managed Assets          Subaccount             Subaccount             Subaccount             Subaccount             Subaccount
    Subaccount             (Class A)             (Class A)              (Class A)              (Class A)              (Class A)
------------------    ------------------     ------------------     ------------------     ------------------     ------------------

   $      5,245          $         --           $         --           $         --           $        915           $         --
  -------------         -------------          -------------          -------------          -------------          -------------

            997                89,081                100,579                 13,107                  2,133                118,688
            120                10,630                 12,035                  1,567                    171                 14,696
  -------------         -------------          -------------          -------------          -------------          -------------
          1,117                99,711                112,614                 14,674                  2,304                133,384
  -------------         -------------          -------------          -------------          -------------          -------------
          4,128               (99,711)              (112,614)               (14,674)                (1,389)              (133,384)
  -------------         -------------          -------------          -------------          -------------          -------------


          7,116                    --                     --                     --                    528                     --

          8,369              (117,608)                32,579                  2,007                    220                 42,416
  -------------         -------------          -------------          -------------          -------------          -------------
         15,485              (117,608)                32,579                  2,007                    748                 42,416
  -------------         -------------          -------------          -------------          -------------          -------------

        (11,940)             (387,775)               706,547                 91,628                 18,663              1,571,034
  -------------         -------------          -------------          -------------          -------------          -------------

   $      7,673          $   (605,094)          $    626,512           $     78,961           $     18,022           $  1,480,066
  =============         =============          =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                  MIST                   MIST                 MIST                     MIST
                                              Janus Capital      Legg Mason Partners       Lord Abbett              Lord Abbett
                                              Appreciation          Managed Assets        Bond Debenture         Growth and Income
                                               Subaccount             Subaccount            Subaccount               Subaccount
                                               (Class A)              (Class A)             (Class A)                (Class B)
                                            -----------------     ------------------     ------------------     -------------------
Investment Income:
  Dividends ........................           $         --           $         --          $         --           $         --
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges                                 312,309                  2,186               108,957                 52,216
  Administrative fees                                37,446                    262                13,046                  7,824
                                              -------------          -------------         -------------          -------------
    Total expenses                                  349,755                  2,448               122,003                 60,040
                                              -------------          -------------         -------------          -------------
      Net investment income (loss)..               (349,755)                (2,448)             (122,003)               (60,040)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution......                     --                     --                    --                     --
    Realized gain (loss) on sale of
      investments...................               (264,319)                 1,901                44,087                 23,179
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..........               (264,319)                 1,901                44,087                 23,179
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments................              1,262,134                 17,868               683,494                621,022
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $    648,060           $     17,321          $    605,578           $    584,161
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


      MIST                  MIST                                          MIST
   Lord Abbett         Met/AIM Capital                              Neuberger Berman                                MIST Pioneer
  Mid-Cap Value         Appreciation         MIST MFS(R) Value         Real Estate        MIST Pioneer Fund       Strategic Income
   Subaccount            Subaccount            Subaccount              Subaccount            Subaccount              Subaccount
   (Class B)             (Class A)             (Class A)               (Class A)             (Class A)               (Class A)
------------------    ------------------    ------------------     ------------------     ------------------     ------------------

   $         --          $      5,215          $      5,030           $         --           $         --           $    104,881
  -------------         -------------         -------------          -------------          -------------          -------------

            246                28,585                 2,240                101,775                    297                 20,082
             30                 3,056                   269                 11,784                     36                  2,406
  -------------         -------------         -------------          -------------          -------------          -------------
            276                31,641                 2,509                113,559                    333                 22,488
  -------------         -------------         -------------          -------------          -------------          -------------
           (276)              (26,426)                2,521               (113,559)                  (333)                82,393
  -------------         -------------         -------------          -------------          -------------          -------------


             --               363,137                16,920                     --                     --                     --

             71               (18,864)                  930                120,345                   (515)                 7,278
  -------------         -------------         -------------          -------------          -------------          -------------
             71               344,273                17,850                120,345                   (515)                 7,278
  -------------         -------------         -------------          -------------          -------------          -------------

          5,306              (362,871)               16,663              2,391,760                  3,824                 (4,124)
  -------------         -------------         -------------          -------------          -------------          -------------

   $      5,101          $    (45,024)         $     37,034           $  2,398,546           $      2,976           $     85,547
  =============         =============         =============          =============          =============          =============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006



                                            MIST Third Avenue        MSF BlackRock       MSF BlackRock           MSF BlackRock
                                             Small Cap Value      Aggressive Growth       Bond Income            Money Market
                                               Subaccount             Subaccount          Subaccount              Subaccount
                                               (Class B)              (Class D)           (Class A)               (Class A)
                                            -----------------    ------------------    -----------------    --------------------
Investment Income:
  Dividends.........................           $         --          $         --         $         --          $    741,332
                                              -------------         -------------        -------------         -------------
Expenses:
  Insurance charges.................                  1,775               187,902              262,477               201,160
  Administrative fees...............                    212                22,531               31,463                22,922
                                              -------------         -------------        -------------         -------------
    Total expenses.................                   1,987               210,433              293,940               224,082
                                              -------------         -------------        -------------         -------------
      Net investment income (loss)..                 (1,987)             (210,433)            (293,940)              517,250
                                              -------------         -------------        -------------         -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution......                     --                    --                   --                    --
    Realized gain (loss) on sale of
      investments...................                   (726)             (217,075)              98,391                    --
                                              -------------         -------------        -------------         -------------
      Realized gain (loss)..........                   (726)             (217,075)              98,391                    --
                                              -------------         -------------        -------------         -------------
    Change in unrealized gain (loss)
      on investments................                 15,014              (281,838)           1,416,437                    --
                                              -------------         -------------        -------------         -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $     12,301          $   (709,346)        $  1,220,888          $    517,250
                                              =============         =============        =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                                MSF Western Asset
      MSF FI                MSF FI              MSF MFS(R)         MSF Oppenheimer       MSF T. Rowe Price          Management
    Large Cap           Value Leaders          Total Return         Global Equity        Large Cap Growth       High Yield Bond
    Subaccount            Subaccount            Subaccount           Subaccount             Subaccount              Subaccount
    (Class A)             (Class D)             (Class F)            (Class B)              (Class B)               (Class A)
------------------    ------------------     ---------------     ------------------     ------------------     --------------------

   $         --          $         --           $         --           $         --           $         --           $         --
  -------------         -------------          -------------          -------------          -------------          -------------

        361,807               325,565                662,934                 31,030                 63,362                    769
         42,619                37,653                 76,955                  2,902                  7,580                     92
  -------------         -------------          -------------          -------------          -------------          -------------
        404,426               363,218                739,889                 33,932                 70,942                    861
  -------------         -------------          -------------          -------------          -------------          -------------
       (404,426)             (363,218)              (739,889)               (33,932)               (70,942)                  (861)
  -------------         -------------          -------------          -------------          -------------          -------------


             --                    --                     --                     --                     --                     --

       (320,534)             (87,786)                167,076                 (1,685)                (6,880)                    81
  -------------         -------------          -------------          -------------          -------------          -------------
       (320,534)             (87,786)                167,076                 (1,685)                (6,880)                    81
  -------------         -------------          -------------          -------------          -------------          -------------

        996,344            1,287,258               5,665,042                390,382                597,458                  7,201
  -------------         -------------          -------------          -------------          -------------          -------------

   $    271,384          $    836,254           $  5,092,229           $    354,765           $    519,636           $      6,421
  =============         =============          =============          =============          =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                MSF Western
                                             Asset Management
                                              U.S. Government                            Morgan Stanley        Morgan Stanley
                                                Subaccount           Money Market        Dividend Growth           Equity
                                                 (Class A)            Subaccount           Subaccount            Subaccount
                                            -------------------    ----------------    ------------------    -------------------
Investment Income:
  Dividends.........................           $         --          $    244,905         $      7,507          $         --
                                              -------------         -------------        -------------         -------------
Expenses:
  Insurance charges.................                    756                72,334               11,925                 4,485
  Administrative fees...............                    103                 8,637                  975                   352
                                              -------------         -------------        -------------         -------------
    Total expenses..................                    859                80,971               12,900                 4,837
                                              -------------         -------------        -------------         -------------
      Net investment income (loss)..                   (859)              163,934               (5,393)               (4,837)
                                              -------------         -------------        -------------         -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution......                     --                    --                   --                    --
    Realized gain (loss) on sale of
      investments...................                     72                    --                4,068                10,488
                                              -------------         -------------        -------------         -------------
      Realized gain (loss)..........                     72                    --                4,068                10,488
                                              -------------         -------------        -------------         -------------
    Change in unrealized gain (loss)
      on investments                                  4,370                    --               55,933                (4,168)
                                              -------------         -------------        -------------         -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $      3,583          $    163,934         $     54,608          $      1,483
                                              =============         =============        =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                 PIMCO VIT             PIMCO VIT
                          Oppenheimer           Real Return          Total Return            Putnam VT             Putnam VT
  Morgan Stanley        Main Street/VA          Subaccount            Subaccount         Discovery Growth    International Equity
   S&P 500 Index          Subaccount         (Administrative       (Administrative          Subaccount            Subaccount
    Subaccount         (Service Shares)           Class)                Class)              (Class IB)            (Class IB)
------------------    ------------------    ------------------    ------------------    ------------------    ------------------

   $     17,427          $        535          $     18,043          $    879,024          $         --          $     18,626
  -------------         -------------         -------------         -------------         -------------         -------------

         21,352                   223                 5,485               250,192                 2,969                42,153
          1,835                    27                   646                29,901                   356                 5,047
  -------------         -------------         -------------         -------------         -------------         -------------
         23,187                   250                 6,131               280,093                 3,325                47,200
  -------------         -------------         -------------         -------------         -------------         -------------
         (5,760)                  285                11,912               598,931                (3,325)              (28,574)
  -------------         -------------         -------------         -------------         -------------         -------------


            --                    --                 10,116               102,007                    --                    --

         20,679                 6,526                (5,478)              (38,122)                6,876               320,624
  -------------         -------------         -------------         -------------         -------------         -------------
         20,679                 6,526                 4,638                63,885                 6,876               320,624
  -------------         -------------         -------------         -------------         -------------         -------------

        137,169                (3,745)              (20,458)             (218,539)               19,174               486,648
  -------------         -------------         -------------         -------------         -------------         -------------

   $    152,088          $      3,066          $     (3,908)         $    444,277          $     22,725          $    778,698
  =============         =============         =============         =============         =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                 Putnam VT            Travelers AIM           Travelers              Travelers
                                              Small Cap Value            Capital             Convertible            Disciplined
                                                Subaccount            Appreciation           Securities            Mid Cap Stock
                                                (Class IB)             Subaccount            Subaccount             Subaccount
                                            --------------------     -----------------     -----------------     ------------------
Investment Income:
  Dividends........................            $      7,977           $         --          $    115,693           $     63,165
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges ...............                  30,073                 14,650                55,282                 47,319
  Administrative fees..............                   3,569                  1,559                 6,620                  5,653
                                              -------------          -------------         -------------          -------------
    Total expenses.................                  33,642                 16,209                61,902                 52,972
                                              -------------          -------------         -------------          -------------
      Net investment income (loss).                 (25,665)               (16,209)               53,791                 10,193
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .....                244,268                 17,373               181,224              1,884,468
    Realized gain (loss) on sale of
      investments...................                171,345                142,265             1,186,131              2,215,463
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..........                415,613                159,638             1,367,355              4,099,931
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments................                (48,659)                57,029              (541,664)            (3,074,393)
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $    341,289           $    200,458          $    879,482           $  1,035,731
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                           Travelers                                                         Travelers
     Travelers             Federated             Travelers             Travelers              Mercury           Travelers MFS(R)
   Equity Income          High Yield          Federated Stock          Large Cap          Large Cap Core        Mid Cap Growth
    Subaccount            Subaccount            Subaccount            Subaccount            Subaccount            Subaccount
------------------    ------------------ -   -----------------    ------------------    ------------------    ------------------

    $   542,238          $  1,012,181          $    118,614          $    112,634          $      3,821          $       --
  -------------         -------------         -------------         -------------         -------------         -------------

        172,775                51,389                29,939               106,470                 7,629               104,044
         19,995                 6,150                 3,592                12,360                   912                12,476
  -------------         -------------         -------------         -------------         -------------         -------------
        192,770                57,539                33,531               118,830                 8,541               116,520
  -------------         -------------         -------------         -------------         -------------         -------------
        349,468               954,642                85,083                (6,196)               (4,720)             (116,520)
  -------------         -------------         -------------         -------------         -------------         -------------


      4,140,461                     --              981,792             1,378,372                55,788             1,380,104

      3,099,375            (1,081,330)              159,375            (3,554,444)              (76,152)           (5,337,896)
  -------------         -------------         -------------         -------------         -------------         -------------
      7,239,836            (1,081,330)            1,141,167            (2,176,072)              (20,364)           (3,957,792)
  -------------         -------------         -------------         -------------         -------------         -------------

     (5,527,237)              453,998              (959,145)            2,974,361               140,199             5,550,310
  -------------         -------------         -------------         -------------         -------------         -------------

    $ 2,062,067          $    327,310          $    267,105          $    792,093          $    115,115          $  1,475,998
  =============         =============         =============         =============         =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                                                              Travelers
                                              Travelers MFS(R)       Travelers MFS(R)          Mondrian               Travelers
                                               Total Return               Value          International Stock        Pioneer Fund
                                                Subaccount             Subaccount             Subaccount              Subaccount
                                            -------------------     ------------------     ------------------     -----------------
Investment Income:
  Dividends........................            $    862,222           $         --          $    511,233           $        291
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges ...............                 272,906                    619                56,664                    114
  Administrative fees..............                  31,900                     74                 6,792                     14
                                              -------------          -------------         -------------          -------------
    Total expenses                                  304,806                    693                63,456                    128
                                              -------------          -------------         -------------          -------------
      Net investment income (loss).                 557,416                   (693)              447,777                    163
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution.....                 935,868                    860               574,730                     --
    Realized gain (loss) on sale of
      investments .................               1,025,999                 10,455             4,799,833                  4,102
                                              -------------          -------------         -------------          -------------
      Realized gain (loss).........               1,961,867                 11,315             5,374,563                  4,102
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments...............                (380,526)                   663            (3,858,539)                (2,586)
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations......            $  2,138,757           $     11,285          $  1,963,801           $      1,679
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


   Travelers                                                           Travelers              Travelers            UIF Core Plus
    Pioneer               Travelers             Travelers         Style Focus Series:      U.S. Government         Fixed Income
Strategic Income        Quality Bond        Strategic Equity        Small Cap Value          Securities             Subaccount
   Subaccount            Subaccount            Subaccount             Subaccount             Subaccount             (Class II)
------------------    ------------------    ------------------     ------------------     ------------------     ------------------

  $          --          $  1,976,314          $     84,610           $          8           $      6,658           $    190,130
  -------------         -------------         -------------          -------------          -------------          -------------

         10,402               134,668                94,661                    730                    450                 83,200
          1,246                16,141                11,347                     59                     54                  7,023
  -------------         -------------         -------------          -------------          -------------          -------------
         11,648               150,809               106,008                    789                    504                 90,223
  -------------         -------------         -------------          -------------          -------------          -------------
        (11,648)            1,825,505               (21,398)                  (781)                 6,154                 99,907
  -------------         -------------         -------------          -------------          -------------          -------------


             --                    --               927,668                    357                  1,620                 25,882

       (151,094)           (2,379,825)           (9,765,850)                17,945                (11,122)                (7,812)
  -------------         -------------         -------------          -------------          -------------          -------------
       (151,094)           (2,379,825)           (8,838,182)                18,302                 (9,502)                18,070
  -------------         -------------         -------------          -------------          -------------          -------------

        189,730               270,278             9,878,618                 (1,714)                  (646)               (39,811)
  -------------         -------------         -------------          -------------          -------------          -------------

   $     26,988          $   (284,042)         $  1,019,038           $     15,807           $     (3,994)          $     78,166
  =============         =============         =============          =============          =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                               UIF Emerging            UIF Equity                                   UIF Global
                                              Markets Equity           and Income         UIF Equity Growth          Franchise
                                                Subaccount             Subaccount            Subaccount             Subaccount
                                                 (Class I)             (Class II)             (Class I)             (Class II)
                                            ------------------     -----------------     --------------------     -----------------
Investment Income:
  Dividends........................            $     25,299           $     59,810          $         --           $    118,482
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges................                  56,599                 79,981                33,302                131,519
  Administrative fees..............                   5,145                  6,745                 3,267                 10,970
                                              -------------          -------------         -------------          -------------
    Total expenses.................                  61,744                 86,726                36,569                142,489
                                              -------------          -------------         -------------          -------------
      Net investment income (loss).                 (36,445)               (26,916)              (36,569)               (24,007)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution.....                  77,697                113,793                    --                194,887
    Realized gain (loss) on sale of
      investments..................                 286,386                860,510                57,721              2,022,820
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)........                  364,083                974,303                57,721              2,217,707
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments..............                  689,094               (534,867)               16,256               (992,834)
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $  1,016,732           $    412,520          $     37,408           $  1,200,866
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

    UIF Global                                UIF                                UIF U.S.           UIF U.S.
   Value Equity       UIF Mid Cap       Small Company      UIF Technology      Mid Cap Value       Real Estate
    Subaccount      Growth Subaccount  Growth Subaccount     Subaccount         Subaccount         Subaccount
     (Class I)          (Class I)         (Class II)          (Class I)          (Class I)          (Class I)
------------------ ------------------ ------------------ ------------------ ------------------ ------------------

   $     78,660       $         --       $         --       $         --       $     12,171       $     60,054
  -------------      -------------      -------------      -------------      -------------      -------------

         74,651             38,955             29,923              1,129             64,230             74,106
          7,187              3,695              2,475                125              6,545              6,832
  -------------      -------------      -------------      -------------      -------------      -------------
         81,838             42,650             32,398              1,254             70,775             80,938
  -------------      -------------      -------------      -------------      -------------      -------------
         (3,178)           (42,650)           (32,398)            (1,254)           (58,604)           (20,884)
  -------------      -------------      -------------      -------------      -------------      -------------


        193,322            155,287            119,085                 --            525,049            360,546

        120,839            106,421             29,681           (122,103)           180,393          2,375,085
  -------------      -------------      -------------      -------------      -------------      -------------
        314,161            261,708            148,766           (122,103)           705,442          2,735,631
  -------------      -------------      -------------      -------------      -------------      -------------

        535,559            (75,794)            24,797            134,629            104,310         (1,473,694)
  -------------      -------------      -------------      -------------      -------------      -------------

   $    846,542       $    143,264       $    141,165       $     11,272       $    751,148       $  1,241,053
  =============      =============      =============      =============      =============      =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                                                     Van Kampen LIT        Van Kampen LIT         Van Kampen LIT
                                                 UIF Value              Comstock              Comstock              Enterprise
                                                Subaccount             Subaccount            Subaccount             Subaccount
                                                 (Class I)              (Class I)            (Class II)              (Class I)
                                            -----------------     ------------------     ------------------     -------------------
Investment Income:
  Dividends.........................           $     51,592           $      8,431          $    348,548           $      2,347
                                              -------------          -------------         -------------          -------------
Expenses:
  Insurance charges ................                 44,971                  7,181               421,558                  6,358
  Administrative fees...............                  4,493                    862                40,544                    763
                                              -------------          -------------         -------------          -------------
    Total expenses                                   49,464                  8,043               462,102                  7,121
                                              -------------          -------------         -------------          -------------
      Net investment income (loss)..                  2,128                    388              (113,554)                (4,774)
                                              -------------          -------------         -------------          -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .....                304,096                 34,502             1,620,517                     --
    Realized gain (loss) on sale of
      investments...................                 61,329                 23,512               443,211                (49,372)
                                              -------------          -------------         -------------          -------------
      Realized gain (loss)..........                365,425                 58,014             2,063,728                (49,372)
                                              -------------          -------------         -------------          -------------
    Change in unrealized gain (loss)
      on investments................                 55,411                 21,205             1,635,939                 83,291
                                              -------------          -------------         -------------          -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $    422,964           $     79,607          $  3,586,113           $     29,145
                                              =============          =============         =============          =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


    Van Kampen          Van Kampen LIT        Van Kampen LIT        Van Kampen LIT        Van Kampen LIT        Van Kampen LIT
    Enterprise            Government            Government         Growth and Income     Growth and Income       Money Market
    Subaccount            Subaccount            Subaccount            Subaccount            Subaccount            Subaccount
    (Class II)             (Class I)            (Class II)             (Class I)            (Class II)             (Class I)
------------------    ------------------    ------------------    ------------------    ------------------    ------------------

   $      1,888          $     45,295          $    282,192          $     18,014          $    117,859          $     12,345
  -------------         -------------         -------------         -------------         -------------         -------------

         14,193                12,376                86,910                18,259               188,325                 3,970
          1,426                 1,485                 9,232                 2,191                18,010                   476
  -------------         -------------         -------------         -------------         -------------         -------------
         15,619                13,861                96,142                20,450               206,335                 4,446
  -------------         -------------         -------------         -------------         -------------         -------------
        (13,731)               31,434               186,050                (2,436)              (88,476)                7,899
  -------------         -------------         -------------         -------------         -------------         -------------


             --                    --                    --                99,854               782,851                    --

         40,041                  (276)              (48,826)               97,541               274,054                    --
  -------------         -------------         -------------         -------------         -------------         -------------
         40,041                  (276)              (48,826)              197,395             1,056,905                    --
  -------------         -------------         -------------         -------------         -------------         -------------

         11,097               (12,892)              (62,839)                5,203               613,471                    --
  -------------         -------------         -------------         -------------         -------------         -------------

   $     37,407          $     18,266          $     74,385          $    200,162          $  1,581,900          $      7,899
  =============         =============         =============         =============         =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                              Van Kampen LIT        Van Kampen LIT       Van Kampen LIT
                                               Money Market        Strategic Growth     Strategic Growth       VIP Contrafund(R)
                                                Subaccount            Subaccount           Subaccount            Subaccount
                                                (Class II)             (Class I)           (Class II)         (Service Class 2)
                                            -----------------    ------------------    -------------------    ------------------
Investment Income:
  Dividends.........................           $     61,123          $         --         $         --          $    278,686
                                              -------------         -------------        -------------         -------------
Expenses:
  Insurance charges.................                 24,495                 8,777               80,851               393,837
  Administrative fees...............                  2,485                 1,053                7,653                41,580
                                              -------------         -------------        -------------         -------------
    Total expenses                                   26,980                 9,830               88,504               435,417
                                              -------------         -------------        -------------         -------------
      Net investment income (loss)..                 34,143                (9,830)             (88,504)             (156,731)
                                              -------------         -------------        -------------         -------------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution......                     --                    --                   --             2,370,014
    Realized gain (loss) on sale of
      investments...................                     --               (35,592)              99,719               727,532
                                              -------------         -------------        -------------         -------------
      Realized gain (loss)..........                     --               (35,592)              99,719             3,097,546
                                              -------------         -------------        -------------         -------------
    Change in unrealized gain (loss)
      on investments................                     --                55,555               15,344              (389,071)
                                              -------------         -------------        -------------         -------------
  Net increase (decrease) in net assets
    resulting from operations.......           $     34,143          $     10,133         $     26,559          $  2,551,744
                                              =============         =============        =============         =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


   VIP Dynamic
Capital Appreciation           VIP Mid Cap
   Subaccount                 Subaccount
(Service Class 2)          (Service Class 2)
------------------         ------------------

   $        981               $     42,175
  -------------              -------------


          5,717                    345,438
            671                     36,318
  -------------              -------------
          6,388                    381,756
  -------------              -------------
         (5,407)                  (339,581)
  -------------              -------------


         11,594                  2,812,101

         28,379                    536,282
  -------------              -------------
         39,973                  3,348,383
  -------------              -------------


         14,113                   (616,298)
  -------------              -------------

   $     48,679               $  2,392,504
  =============              =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2006 and 2005


                                          AIM V.I. Core Equity           AIM V.I. Premier Equity        AllianceBernstein Large-Cap
                                          Subaccount (Series I)           Subaccount (Series I)         Growth Subaccount (Class B)
                                       -----------------------------  ------------------------------   -----------------------------
                                           2006              2005           2006            2005           2006             2005
                                       ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss)......    $   (14,892)    $        --      $   21,934      $  (22,840)     $  (36,253)    $  (107,082)
  Realized gain (loss)..............          8,172              --          39,580         (46,769)       (622,298)       (313,187)
  Change in unrealized gain (loss)..
    on investments..................        303,099              --         129,261         220,715         622,846       1,340,749
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations....................        296,379              --         190,775         151,106         (35,705)        920,480
                                       ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments.....            311              --           1,780           4,838             112           2,611
  Participant transfers from other
    funding options.................      3,968,584              --          47,512          16,249         220,410         137,058
  Administrative charges............         (1,517)             --              (6)         (1,624)            (45)         (3,081)
  Contract surrenders...............       (191,524)             --        (174,235)       (344,177)       (333,831)       (588,611)
  Participant transfers to other
    funding options.................       (139,215)             --      (3,841,119)       (175,231)     (7,763,715)       (632,576)
  Other receipts/(payments).........        (18,745)             --          (5,473)        (22,410)        (43,921)        (41,954)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.............      3,617,894              --      (3,971,541)       (522,355)     (7,920,990)     (1,126,553)
                                       ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets....................      3,914,273              --      (3,780,766)       (371,249)     (7,956,695)       (206,073)
Net Assets:
  Beginning of year.................             --              --       3,780,766       4,152,015       7,956,695       8,162,768
                                       ------------    ------------    ------------    ------------    ------------    ------------
  End of year ......................    $ 3,914,273     $        --      $      --      $ 3,780,766     $        --     $ 7,956,695
                                       ============    ============    ============    ============    ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


American Funds Global Growth         American Funds Growth           American Funds Growth-Income         Capital Appreciation
    Subaccount (Class 2)             Subaccount (Class 2)                Subaccount (Class 2)                  Subaccount
-----------------------------  ---------------------------------   --------------------------------  -------------------------------
   2006            2005             2006               2005              2006            2005              2006            2005
------------   ------------     ------------      ------------      ------------     ------------      ------------    ------------

  $   (2,138)   $      (563)      $   (4,310)      $    (1,076)       $    3,477      $        26      $   (197,372)    $  (608,332)
      10,170            228           19,878             2,387            86,609           25,007        (1,903,195)     (1,077,898)

      59,285          5,205           61,013            67,849            88,379           33,130         1,679,313       8,362,429
------------   ------------     ------------      ------------      ------------     ------------     -------------    ------------


      67,317          4,870           76,581            69,160           178,465           58,163          (421,254)      6,676,199
------------   ------------     ------------      ------------      ------------     ------------      ------------    ------------

          --             --               --                --               720            5,170             7,647          26,799

     589,671        180,526          507,893           618,018           484,636          368,260           270,596         955,310
         (80)            (2)            (112)              (35)             (337)            (309)             (211)        (16,494)
     (54,337)            --          (42,843)          (27,190)         (308,371)         (96,357)       (1,815,382)     (4,122,095)

    (166,632)       (84,365)        (131,930)           (8,719)         (109,358)         (88,257)      (42,610,456)     (1,811,033)
          --         (2,838)              --                --                --              140          (185,948)       (814,094)
------------   ------------     ------------      ------------      ------------     ------------      ------------    ------------


     368,622         93,321          333,008           582,074            67,290          188,647       (44,333,754)     (5,781,607)
------------   ------------     ------------      ------------      ------------     ------------      ------------    ------------

     435,939         98,191          409,589           651,234           245,755          246,810       (44,755,008)        894,592

     113,392         15,201          689,776            38,542         1,326,638        1,079,828        44,755,008      43,860,416
------------   ------------     ------------      ------------      ------------     ------------      ------------    ------------
 $   549,331    $   113,392       $1,099,365       $   689,776       $ 1,572,393      $ 1,326,638      $         --     $44,755,008
============   ============     ============      ============      ============     ============     =============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                      Credit Suisse Trust Emerging        Delaware VIP REIT             Dreyfus VIF Appreciation
                                          Markets Subaccount          Subaccount (Standard Class)      Subaccount (Initial Shares)
                                     ------------------------------  ------------------------------ --------------------------------
                                           2006            2005            2006            2005            2006            2005
                                      ------------    ------------    ------------    ------------    ------------     ------------
Operations:
  Net investment income (loss)......   $   (30,545)    $   (16,066)     $  148,913      $   51,815      $   14,660      $  (129,413)
  Realized gain (loss)..............       461,504         277,651       3,278,011       1,207,581          95,722          (19,488)
  Change in unrealized gain (loss)
    on investments..................       539,904         322,634      (2,654,790)       (719,819)      1,054,218          416,972
                                      ------------    ------------    ------------    ------------    ------------     ------------
    Net increase (decrease) in
      net assets resulting from
      operations....................       970,863         584,219         772,134         539,577       1,164,600          268,071
                                      ------------    ------------    ------------    ------------    ------------     ------------
Unit Transactions:
  Participant purchase payments.....         4,300           3,809         159,118          38,009          24,564           31,594
  Participant transfers from other
    funding options ................     2,230,941       1,132,611         388,186       1,006,856         255,958          208,222
  Administrative charges ...........          (788)           (766)            (38)         (2,534)         (2,311)          (2,639)
  Contract surrenders...............      (361,544)       (211,781)       (305,305)     (1,166,323)     (1,344,024)      (1,192,796)
  Participant transfers to other
    funding options.................      (938,289)       (708,988)    (10,544,341)     (1,279,050)       (279,904)        (314,399)
  Other receipts/(payments).........       (43,994)        (95,681)        (12,867)        (50,276)        (92,845)        (196,343)
                                      ------------    ------------    ------------    ------------    ------------     ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.............       890,626         119,204     (10,315,247)     (1,453,318)     (1,438,562)      (1,466,361)
                                      ------------    ------------    ------------    ------------    ------------     ------------
    Net increase (decrease) in
      net assets....................     1,861,489         703,423      (9,543,113)       (913,741)       (273,962)      (1,198,290)
Net Assets:
  Beginning of year.................     3,036,370       2,332,947       9,543,113      10,456,854       8,761,479        9,959,769
                                      ------------    ------------    ------------    ------------    ------------     ------------
  End of year.......................   $ 4,897,859     $ 3,036,370     $        --     $ 9,543,113     $ 8,487,517      $ 8,761,479
                                      ============    ============    ============    ============    ============     ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                               DWSI                      DWSII International             FAMVS Mercury Global
 Dreyfus VIF Developing Leaders           Growth & Income                    Select Equity            Allocation V.I. Subaccount
   Subaccount (Initial Shares)         Subaccount (Class B)              Subaccount (Class B)                 (Class III)
------------------------------     -----------------------------     ----------------------------     ----------------------------
       2006             2005            2006             2005            2006             2005             2006            2005
  ------------     ------------    ------------     ------------     ------------    ------------     ------------    ------------

   $  (138,802)    $   (208,280)     $   (8,972)     $    (5,880)     $   (15,824)    $     1,742      $      (452)    $       782
     1,214,707           51,637           8,224            1,664           82,732           2,742           13,541              35

      (778,754)         737,044          68,464           30,933          715,140         334,122           (5,206)          5,047
  ------------   --------------    ------------     ------------     ------------    ------------     ------------    ------------


       297,151          580,401          67,716           26,717          782,048         338,606            7,883           5,864
  ------------   --------------    ------------     ------------     ------------    ------------     ------------    ------------

        35,853           48,237           5,515           96,205           31,536         502,758               --              --

       480,167          624,657           9,096           92,040          357,280         925,224           50,071          66,482
        (3,865)          (4,463)            (39)             (36)            (513)           (371)              --              --
    (1,330,497)      (1,168,972)        (45,908)          (8,040)        (123,903)         (9,731)              --              --

      (886,638)      (1,143,717)         (4,375)          (6,581)        (209,302)        (29,925)        (130,284)            (29)
       (16,705)         (89,077)             --           17,023          (10,075)             --               (2)         (1,196)
  ------------   --------------    ------------     ------------     ------------    ------------     ------------    ------------


    (1,721,685)      (1,733,335)        (35,711)         190,611           45,023       1,387,955          (80,215)         65,257
  ------------   --------------    ------------     ------------     ------------    ------------     ------------    ------------

    (1,424,534)      (1,152,934)         32,005          217,328          827,071       1,726,561          (72,332)         71,121

    14,624,348       15,777,282         641,952          424,624        3,422,498       1,695,937           72,332           1,211
  ------------   --------------    ------------     ------------     ------------    ------------     ------------    ------------
   $13,199,814    $  14,624,348     $   673,957      $   641,952      $ 4,249,569     $ 3,422,498      $        --     $    72,332
  ============   ==============    ============     ============     ============    ============     ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                           FAMVS Mercury Value                 FTVIPT Mutual            FTVIPT Templeton Developing
                                       Opportunities V.I. Subaccount         Shares Securities        Markets Securities Subaccount
                                                (Class III)                Subaccount (Class 2)                  (Class 2)
                                      -----------------------------  ------------------------------  -------------------------------
                                           2006            2005            2006            2005            2006            2005
                                      ------------    ------------    ------------    ------------    ------------     ------------
Operations:
  Net investment income (loss)......   $      (380)    $        29      $   (2,808)     $   (2,310)    $      (834)     $    (2,512)
  Realized gain (loss)..............         4,186           4,261         124,256          12,585         179,269            8,598
  Change in unrealized gain (loss)
    on investments..................         4,056          (3,957)        (79,603)         34,566           6,510           89,234
                                      ------------    ------------    ------------    ------------    ------------     ------------
    Net increase (decrease) in
      net assets resulting from
      operations....................         7,862             333          41,845          44,841         184,945           95,320
                                      ------------    ------------    ------------    ------------    ------------     ------------
Unit Transactions:
  Participant purchase payments.....            --              --              --              --              --               --
  Participant transfers from other
    funding options.................       115,246          12,015          63,951         179,223         711,803        1,002,054
  Administrative charges............            --              --              (1)           (139)            (83)             (26)
  Contract surrenders...............            --              --          (3,133)        (59,464)        (27,362)         (25,770)
  Participant transfers to other
    funding options.................      (135,495)            (16)       (665,373)        (43,828)     (1,222,716)        (168,871)
  Other receipts/(payments).........            (4)         (1,150)             (7)             --              --           (1,822)
                                      ------------    ------------    ------------    ------------    ------------     ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.............       (20,253)         10,849        (604,563)         75,792        (538,358)         805,565
                                      ------------    ------------    ------------    ------------    ------------     ------------
    Net increase (decrease) in
      net assets....................       (12,391)         11,182        (562,718)        120,633        (353,413)         900,885
Net Assets:
  Beginning of year.................        12,391           1,209         562,718         442,085         993,652           92,767
                                      ------------    ------------    ------------    ------------    ------------     ------------
  End of year.......................   $        --     $    12,391      $       --     $   562,718      $  640,239      $   993,652
                                      ============    ============    ============    ============    ============     ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


   FTVIPT Templeton Foreign         FTVIPT Templeton Growth                                         Janus Aspen Balanced Subaccount
Securities Subaccount (Class 2)  Securities Subaccount(Class 2)     High Yield Bond Subaccount             (Service Shares)
-------------------------------  -------------------------------  ------------------------------   ---------------------------------
     2006            2005              2006            2005             2006            2005             2006               2005
------------    ------------      ------------    ------------     ------------    ------------     ------------       ------------

$       (760)   $       (638)     $     (4,000)   $     (2,189)    $      2,667    $       (762)    $    (61,455)      $     79,675
      36,394           7,832           185,757          19,524            1,402              13        1,923,442            140,630

      26,181          20,855          (110,074)         41,316           (2,333)          2,325       (1,427,299)           523,634
------------    ------------      ------------    ------------     ------------    ------------     ------------       ------------


      61,815          28,049            71,683          58,651            1,736           1,576          434,688            743,939
------------    ------------      ------------    ------------     ------------    ------------     ------------       ------------

          --              --             2,614           4,267               --              --           24,120             21,783

     267,586         409,100            75,759         508,261               --          90,166          209,742            420,390
         (37)            (14)                6            (149)              --              --              (32)            (3,577)
     (21,275)        (31,788)          (22,094)        (48,521)              --              --         (296,384)          (980,147)

    (297,448)       (128,974)         (956,777)       (110,821)         (93,501)             --      (13,370,878)          (906,819)
          --          (2,264)               --              --               (1)         (1,047)         (14,515)          (141,078)
------------    ------------      ------------    ------------     ------------    ------------     ------------       ------------


     (51,174)        246,060          (900,492)        353,037          (93,502)         89,119      (13,447,947)        (1,589,448)
------------    ------------      ------------    ------------     ------------    ------------     ------------       ------------

      10,641         274,109          (828,809)        411,688          (91,766)         90,695      (13,013,259)          (845,509)

     299,615          25,506           828,809         417,121           91,766           1,071       13,013,259         13,858,768
------------    ------------      ------------    ------------     ------------    ------------     ------------       ------------

$    310,256    $    299,615      $         --    $    828,809     $         --    $     91,766     $         --       $ 13,013,259
============    ============      ============    ============     ============    ============     ============       ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                             Janus Aspen                      Janus Aspen
                                     Janus Aspen Forty Subaccount        Global Life Sciences         Global Technology Subaccount
                                           (Service Shares)           Subaccount (Service Shares)          (Service Shares)
                                    ------------------------------  ------------------------------  ------------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss)...... $    (18,018)   $    (17,342)   $    (44,225)   $    (43,312)   $    (41,953)   $    (43,662)
  Realized gain (loss)..............       55,077          21,727         183,684          85,040          (5,346)       (144,467)
  Change in unrealized gain (loss)
    on investments..................       43,234         116,482          16,657         271,864         217,272         464,319
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations....................       80,293         120,867         156,116         313,592         169,973         276,190
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments.....          --           36,082           8,754           5,252          62,369           8,783
  Participant transfers from other
    funding options.................      109,863         294,939         241,380         239,744         460,606         293,631
  Administrative charges............         (275)           (351)         (1,309)         (1,401)         (1,309)         (1,532)
  Contract surrenders...............      (70,522)        (40,672)       (296,968)       (203,089)       (278,837)       (279,691)
  Participant transfers to other
    funding options.................     (183,613)        (72,363)       (332,429)       (318,926)       (438,785)       (786,654)
  Other receipts/(payments).........           --              --         (57,637)        (16,931)        (28,132)         (8,607)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.............     (144,547)        217,635        (438,209)       (295,351)       (224,088)       (774,070)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets....................      (64,254)        338,502        (282,093)         18,241         (54,115)       (497,880)
Net Assets:
  Beginning of year.................    1,233,356         894,854       3,183,193       3,164,952       3,038,391       3,536,271
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year....................... $  1,169,102    $  1,233,356    $  2,901,100    $  3,183,193    $  2,984,276    $  3,038,391
                                     ============    ============    ============    ============    ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


         Janus Aspen                       Janus Aspen
   Mid Cap Value Subaccount        Worldwide Growth Subaccount          Lazard Retirement              LMPVPI All Cap Subaccount
       (Service Shares)                  (Service Shares)              Small Cap Subaccount                     (Class I)
------------------------------  -------------------------------  --------------------------------  -------------------------------
     2006            2005             2006            2005             2006            2005             2006            2005
 ------------    ------------     ------------    ------------     ------------    ------------     ------------    ------------

 $     (5,081)   $     (7,850)    $     12,538    $    (16,894)    $     (2,053)   $     (1,343)    $    (22,777)   $   (123,649)
       65,236         107,000          236,657         121,247           19,051          10,636        1,401,717         419,891

       30,610         (36,223)         750,655         153,404           (1,587)         (3,603)       1,835,569         175,719
 ------------    ------------     ------------    ------------     ------------    ------------     ------------    ------------


       90,765          62,927          999,850         257,757           15,411           5,690        3,214,509         471,961
 ------------    ------------     ------------    ------------     ------------    ------------     ------------    ------------

       27,360          37,261            7,401          25,589             --              --            109,981         387,224

        9,126          52,717          580,698         464,407          123,779          99,580          576,491         857,723
          (95)           (151)          (2,411)         (2,727)             (27)            (26)          (5,687)         (6,274)
     (111,100)        (78,945)        (942,558)       (612,515)            (467)         (7,551)      (1,491,761)     (1,494,123)

      (20,261)        (37,166)        (617,396)       (821,775)        (242,841)        (44,090)        (962,888)     (1,240,819)
         --              --            (52,054)         (9,488)              (3)         (1,415)        (137,247)       (148,557)
 ------------    ------------     ------------    ------------     ------------    ------------     ------------    ------------


      (94,970)        (26,284)      (1,026,320)       (956,509)        (119,559)         46,498       (1,911,111)     (1,644,826)
 ------------    ------------     ------------    ------------     ------------    ------------     ------------    ------------

       (4,205)         36,643          (26,470)       (698,752)        (104,148)         52,188        1,303,398      (1,172,865)

      775,194         738,551        7,048,482       7,747,234          104,148          51,960       20,717,003      21,889,868
 ------------    ------------     ------------    ------------     ------------    ------------     ------------    ------------
 $    770,989    $    775,194     $  7,022,012    $  7,048,482     $        --     $    104,148     $ 22,020,401    $ 20,717,003
 ============    ============     ============    ============     ============    ============     ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                     LMPVPI Global High Yield Bond         LMPVPI Investors             LMPVPI Large Cap Growth
                                          Subaccount (Class I)           Subaccount (Class I)            Subaccount (Class I)
                                    ------------------------------  ------------------------------  ------------------------------
                                          2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss)...... $    150,203    $    159,800    $     35,036    $    (63,634)   $    (24,184)   $    (23,476)
  Realized gain (loss)..............       38,398          72,638       1,306,569         429,825          22,823          12,562
  Change in unrealized gain (loss)
    on investments..................      121,525        (157,979)      2,061,310         723,490          22,300          60,354
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations....................      310,126          74,459       3,402,915       1,089,681          20,939          49,440
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments.....       18,224         196,047          46,892          82,112           7,593         212,541
  Participant transfers from other
    funding options.................      389,229         853,104         444,856         371,181         116,298         246,128
  Administrative charges............         (489)           (509)         (5,758)         (6,306)           (146)           (162)
  Contract surrenders...............     (289,388)       (162,427)     (2,430,197)     (1,999,109)       (131,303)       (169,954)
  Participant transfers to other
    funding options.................     (274,723)       (109,521)       (818,635)     (1,026,880)       (130,159)        (52,079)
  Other receipts/(payments).........      (15,295)        (60,963)       (349,409)       (317,333)        (37,766)        (19,335)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.............     (172,442)        715,731      (3,112,251)     (2,896,335)       (175,483)        217,139
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets....................      137,684         790,190         290,664      (1,806,654)       (154,544)        266,579
Net Assets:
  Beginning of year.................    3,654,845       2,864,655      22,275,103      24,081,757       1,353,616       1,087,037
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year....................... $  3,792,529    $  3,654,845    $ 22,565,767    $ 22,275,103    $  1,199,072    $  1,353,616
                                     ============    ============    ============    ============    ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


   LMPVPI Small Cap Growth            LMPVPI Strategic Bond          LMPVPII Aggressive Growth          LMPVPII Appreciation
    Subaccount (Class I)              Subaccount (Class I)             Subaccount (Class I)                 Subaccount
------------------------------  -------------------------------  --------------------------------  -------------------------------
     2006            2005            2006             2005            2006              2005            2006            2005
 ------------    ------------    ------------     ------------    ------------      ------------    ------------    ------------

 $    (91,623)   $    (93,404)   $    290,389     $    261,548    $    (54,239)     $    (42,284)   $    (70,012)   $   (126,959)
      411,628         631,733         (37,047)         234,405          29,234             6,303       1,268,413         290,768

      186,945        (349,367)         (2,828)        (438,635)        255,134           230,692       1,424,132         453,348
 ------------    ------------    ------------     ------------    ------------      ------------    ------------    ------------


      506,950         188,962         250,514           57,318         230,129           194,711       2,622,533         617,157
 ------------    ------------    ------------     ------------    ------------      ------------    ------------    ------------

       29,759         461,533          55,955          804,124          14,300           382,404          65,238          76,774

      589,013         630,112       1,111,247        1,382,415         174,005           498,307         303,607         774,001
         (848)           (913)           (779)            (725)           (395)             (411)         (5,300)         (5,952)
     (251,182)       (987,561)       (677,356)        (285,985)       (110,123)          (22,118)     (2,459,226)     (1,619,367)

     (623,054)       (470,741)       (766,781)        (611,097)        (34,454)          (28,125)       (586,435)       (365,779)
      (93,573)        (45,063)        (70,758)        (157,377)           (263)             --          (535,926)       (404,415)
 ------------    ------------    ------------     ------------    ------------      ------------    ------------    ------------


     (349,885)       (412,633)       (348,472)       1,131,355          43,070           830,057      (3,218,042)     (1,544,738)
 ------------    ------------    ------------     ------------    ------------      ------------    ------------    ------------

      157,065        (223,671)        (97,958)       1,188,673         273,199         1,024,768        (595,509)       (927,581)

    5,041,740       5,265,411       8,126,806        6,938,133       2,598,055         1,573,287      21,831,774      22,759,355
 ------------    ------------    ------------     ------------    ------------      ------------    ------------    ------------
 $  5,198,805    $  5,041,740    $  8,028,848     $  8,126,806    $  2,871,254      $  2,598,055    $ 21,236,265    $ 21,831,774
 ============    ============    ============     ============    ============      ============    ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                     LMPVPII Diversified Strategic        LMPVPII Equity Index         LMPVPII Fundamental Value
                                           Income Subaccount              Subaccount (Class II)               Subaccount
                                    ------------------------------  ------------------------------  ------------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    355,585    $    392,177    $    (16,111)   $    (31,949)   $     59,273    $   (170,659)
  Realized gain (loss) ...........       (156,342)       (100,929)        461,501         102,596       2,150,015       2,466,395
  Change in unrealized gain (loss)
    on investments ...............        118,823        (178,252)      1,214,401         289,302       2,669,366      (1,197,377)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations .................        318,066         112,996       1,659,791         359,949       4,878,654       1,098,359
                                     ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
  Participant purchase payments ..          8,286           1,692          13,123          59,350          70,680         102,054
  Participant transfers from other
    funding options ..............        140,683         322,683         275,772         460,526         681,880         851,171
  Administrative charges .........         (1,721)         (1,817)         (3,469)         (3,798)         (7,388)         (8,025)
  Contract surrenders ............     (1,628,384)     (1,303,108)     (1,414,086)     (1,172,804)     (3,782,473)     (2,540,371)
  Participant transfers to other
    funding options ..............       (142,653)       (428,129)       (718,616)       (754,695)     (1,475,557)     (1,196,422)
  Other receipts/(payments) ......       (355,475)       (275,666)       (115,253)        (38,136)       (276,339)       (401,557)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (1,979,264)     (1,684,345)     (1,962,529)     (1,449,557)     (4,789,197)     (3,193,150)
                                     ------------    ------------    ------------    ------------    ------------    ------------
    Net increase (decrease) in
      net assets .................     (1,661,198)     (1,571,349)       (302,738)     (1,089,608)         89,457      (2,094,791)
Net Assets:
  Beginning of year ..............      9,603,314      11,174,663      13,499,814      14,589,422      34,994,891      37,089,682
                                     ------------    ------------    ------------    ------------    ------------    ------------
  End of year ....................   $  7,942,116    $  9,603,314    $ 13,197,076    $ 13,499,814    $ 35,084,348    $ 34,994,891
                                     ============    ============    ============    ============    ============    ============




   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

  LMPVPII Growth and Income         LMPVPIII Adjustable Rate        LMPVPIII Aggressive Growth          LMPVPIII Large Cap Growth
     Subaccount (Class I)               Income Subaccount                  Subaccount                         Subaccount
------------------------------  -------------------------------  --------------------------------  -------------------------------
     2006            2005            2006             2005             2006             2005             2006            2005
 ------------    ------------    ------------     ------------     ------------     ------------     ------------    ------------

 $       (487)   $       (404)   $      3,899     $      3,508     $   (416,266)    $   (401,518)    $    (48,660)   $    (51,813)
        3,035             714             552              562        1,170,877          481,580          148,538          82,514

        1,330           1,014             (19)          (2,792)       1,326,342        2,683,836            2,414         116,008
 ------------    ------------    ------------     ------------     ------------     ------------     ------------    ------------


        3,878           1,324           4,432            1,278        2,080,953        2,763,898          102,292         146,709
 ------------    ------------    ------------     ------------     ------------     ------------     ------------    ------------

         --              --              --               --             61,681          173,354            2,512          17,587

        2,517          22,408              11          281,542          980,401        1,101,911          475,172         583,646
          (19)            (21)            (12)             (12)          (6,327)          (6,717)            (857)         (1,080)
      (22,296)         (6,886)         (9,996)         (15,115)      (2,719,735)      (2,089,835)        (368,579)       (321,123)

         --              --           (40,844)        (174,637)      (1,366,385)        (910,216)        (608,753)       (364,502)
         --            (1,067)           --             (1,000)        (183,768)        (303,776)        (131,391)        (56,094)
 ------------    ------------    ------------     ------------     ------------     ------------     ------------    ------------


      (19,798)         14,434         (50,841)          90,778       (3,234,133)      (2,035,279)        (631,896)       (141,566)
 ------------    ------------    ------------     ------------     ------------     ------------     ------------    ------------

      (15,920)         15,758         (46,409)          92,056       (1,153,180)         728,619         (529,604)          5,143

       51,071          35,313         199,743          107,687       30,097,003       29,368,384        4,347,304       4,342,161
 ------------    ------------    ------------     ------------     ------------     ------------     ------------    ------------
 $     35,151    $     51,071    $    153,334     $    199,743     $ 28,943,823     $ 30,097,003     $  3,817,700    $  4,347,304
 ============    ============    ============     ============     ============     ============     ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                     Lord Abbett Growth and Income     Lord Abbett Mid-Cap Value
                                          Subaccount (Class VC)          Subaccount (Class VC)         Managed Assets Subaccount
                                    ------------------------------  ------------------------------  ------------------------------
                                         2006            2005            2006            2005            2006            2005
                                     ------------    ------------    ------------    ------------    ------------    ------------
Operations:
  Net investment income (loss) ...   $    (572)        $  (1,124)     $  (3,051)     $  (2,165)     $   4,128      $  (3,006)
  Realized gain (loss) ...........      30,655            26,516         29,479         27,349         15,485          3,213
  Change in unrealized gain (loss)
    on investments ...............       6,703           (17,558)         2,553         (7,677)       (11,940)         3,336
                                     ---------         ---------      ---------      ---------      ---------      ---------
    Net increase (decrease) in
      net assets resulting from
      operations .................      36,786             7,834         28,981         17,507          7,673          3,543
                                     ---------         ---------      ---------      ---------      ---------      ---------
Unit Transactions:
  Participant purchase payments ..        --                --              360            960           --             --
  Participant transfers from other
    funding options ..............     124,328           113,990        141,596        270,390        201,409          9,067
  Administrative charges .........         (45)              (39)           (53)           (63)            (2)           (26)
  Contract surrenders ............    (181,316)          (28,477)       (29,603)       (18,206)       (92,581)       (43,307)
  Participant transfers to other
    funding options ..............     (81,679)          (54,980)       (99,693)      (110,744)      (290,676)        (5,084)
  Other receipts/(payments) ......        --                --             --           (2,920)       (16,426)       (29,162)
                                     ---------         ---------      ---------      ---------      ---------      ---------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........    (138,712)           30,494         12,607        139,417       (198,276)       (68,512)
                                     ---------         ---------      ---------      ---------      ---------      ---------
    Net increase (decrease) in
      net assets .................    (101,926)           38,328         41,588        156,924       (190,603)       (64,969)
Net Assets:
  Beginning of year ..............     321,570           283,242        306,772        149,848        190,603        255,572
                                     ---------         ---------      ---------      ---------      ---------      ---------
  End of year ....................   $ 219,644         $ 321,570      $ 348,360      $ 306,772      $    --        $ 190,603
                                     =========         =========      =========      =========      =========      =========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


  MIST Batterymarch Mid-Cap        MIST BlackRock High Yield      MIST BlackRock Large-Cap Core      MIST Dreman Small-Cap Value
 Stock Subaccount (Class A)           Subaccount (Class A)             Subaccount (Class A)              Subaccount (Class A)
------------------------------  -------------------------------  --------------------------------  -------------------------------
     2006            2005            2006             2005            2006             2005            2006             2005
 ------------    ------------    ------------    -------------    ------------     ------------    ------------     ------------

 $    (99,711)   $         --    $   (112,614)   $          --    $    (14,674)    $         --    $     (1,389)    $         --
     (117,608)             --          32,579               --           2,007               --             748               --

     (387,775)             --         706,547               --          91,628               --          18,663               --
 ------------    ------------    ------------    -------------    ------------     ------------    ------------     ------------


     (605,094)             --         626,512               --          78,961               --          18,022               --
 ------------    ------------    ------------    -------------    ------------     ------------    ------------     ------------

        3,120              --           2,299               --            --                 --           2,605               --

   12,149,049              --      12,730,885               --       1,792,791               --         277,770               --
       (2,643)             --          (2,627)              --            (490)              --              (9)              --
     (854,474)             --      (1,232,956)              --        (371,504)              --             (73)              --

     (454,985)             --        (371,988)              --        (106,600)              --         (76,143)              --
      (76,054)             --        (174,455)              --          (4,461)              --            --                 --
 ------------    ------------    ------------    -------------    ------------     ------------    ------------     ------------


   10,764,013                                                                                --      10,951,158               --
                                                                     1,309,736               --         204,150               --
 ------------    ------------    ------------    -------------    ------------     ------------    ------------     ------------

   10,158,919              --      11,577,670               --       1,388,697               --         222,172               --

           --              --            --                 --            --                 --            --                 --
 ------------    ------------    ------------    -------------    ------------     ------------    ------------     ------------
 $ 10,158,919    $         --    $ 11,577,670    $          --    $  1,388,697     $         --    $    222,172     $         --
 ============    ============    ============    =============    ============     ============    ============     ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                           MIST Harris Oakmark             MIST Janus Capital           MIST Legg Mason Partners
                                         International Subaccount       Appreciation Subaccount         Managed Assets Subaccount
                                                 (Class A)                    (Class A)                         (Class A)
                                    ------------------------------  ------------------------------  ------------------------------
                                          2006            2005            2006            2005            2006            2005
                                     ------------     -----------    ------------     -----------    ------------    ------------
Operations:
  Net investment income (loss)...    $   (133,384)    $        --    $   (349,755)    $        --    $     (2,448)   $         --
  Realized gain (loss)...........          42,416              --        (264,319)             --           1,901              --
  Change in unrealized gain (loss)
    on investments...............       1,571,034              --       1,262,134              --          17,868              --
                                     ------------     -----------    ------------     -----------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      operations................        1,480,066              --         648,060              --          17,321              --
                                     ------------     -----------    ------------     -----------    ------------    ------------
Unit Transactions:
  Participant purchase payments..          20,801              --          41,560              --              --              --
  Participant transfers from other
    funding options.............       16,315,885              --      42,380,654              --         301,747              --
  Administrative charges........           (3,348)             --         (14,516)             --             (14)             --
  Contract surrenders...........       (1,318,022)             --      (5,400,821)             --         (34,884)             --
  Participant transfers to other
    funding options.............         (862,384)             --      (1,179,915)             --          (1,652)             --
  Other receipts/(payments).....         (176,529)             --        (502,480)             --              --              --
                                     ------------     -----------    ------------     -----------    ------------    ------------
    Net increase (decrease) in
      net assets resulting from
      unit transactions.........       13,976,403              --      35,324,482              --         265,197              --
                                     ------------     -----------    ------------     -----------    ------------    ------------
    Net increase (decrease) in
      net assets................       15,456,469              --      35,972,542              --         282,518              --
Net Assets:
  Beginning of year.............               --              --            --                --              --              --
                                     ------------     -----------    ------------     -----------    ------------    ------------
  End of year...................     $ 15,456,469     $        --    $ 35,972,542     $        --    $    282,518    $         --
                                     ============     ===========    ============     ===========    ============    ============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                                                          MIST Met/AIM Capital
    MIST Lord Abbett Bond         MIST Lord Abbett Growth and        MIST Lord Abbett Mid-Cap            Appreciation Subaccount
Debenture Subaccount (Class A)    Income Subaccount (Class B)       Value Subaccount (Class B)                 (Class A)
------------------------------  -------------------------------  --------------------------------  -------------------------------
      2006            2005           2006             2005            2006             2005             2006             2005
  ------------    ------------   ------------    -------------    ------------     ------------     ------------    -------------

  $   (122,003)   $         --   $    (60,040)   $          --    $       (276)    $         --     $    (26,426)   $          --
        44,087              --         23,179               --              71               --          344,273               --

       683,494              --        621,022               --           5,306               --         (362,871)              --
  ------------    ------------   ------------    -------------    ------------     ------------     ------------    -------------


       605,578              --        584,161               --           5,101               --          (45,024)              --
  ------------    ------------   ------------    -------------    ------------     ------------     ------------    -------------

           133              --         13,033               --              --               --            5,920               --

    14,037,105              --      8,352,737               --          46,822               --        3,413,780               --
        (2,451)             --         (1,700)              --             (10)              --           (1,172)              --
    (1,754,724)             --       (867,833)              --            (426)              --         (195,566)              --

      (408,205)             --       (173,540)              --            (283)              --         (178,862)              --
       (62,697)             --       (109,695)              --            --                 --           (6,144)              --
  ------------    ------------   ------------    -------------    ------------     ------------     ------------    -------------


    11,809,161              --      7,213,002               --          46,103               --        3,037,956               --
  ------------    ------------   ------------    -------------    ------------     ------------     ------------    -------------

    12,414,739              --      7,797,163               --          51,204               --        2,992,932               --

          --                --           --                 --            --                 --             --                 --
  ------------    ------------   ------------    -------------    ------------     ------------     ------------    -------------
  $ 12,414,739    $         --   $  7,797,163    $          --    $     51,204     $         --     $  2,992,932    $          --
  ============    ============   ============    =============    ============     ============     ============    =============



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                              MIST MFS(R) Value      MIST Neuberger Berman Real         MIST Pioneer Fund
                                            Subaccount (Class A)     Estate Subaccount (Class A)       Subaccount (Class A)
                                         ------------------------   -----------------------------    -----------------------
                                             2006          2005         2006           2005             2006           2005
                                         ------------------------   -----------------------------    -----------------------
Operations:
  Net investment income (loss) ...       $  2,521      $       --   $   (113,559)     $       --       $    (333)    $    --
  Realized gain (loss) ...........         17,850              --        120,345              --            (515)         --
  Change in unrealized gain (loss)
    on investments ...............         16,663              --      2,391,760              --           3,824          --
                                         -----------  -----------   ------------   -------------     -----------    --------
    Net increase (decrease) in
      net assets resulting from
      operations .................         37,034              --      2,398,546              --           2,976          --
                                         -----------  -----------   ------------   -------------     -----------    --------
Unit Transactions:
  Participant purchase payments ..             --              --          5,759              --              --          --
  Participant transfers from other
    funding options ..............        415,355              --     16,302,271              --          82,084          --
  Administrative charges .........            (65)             --         (2,232)             --             (22)         --
  Contract surrenders ............        (15,401)             --       (936,345)             --            (158)         --
  Participant transfers to other
    funding options ..............        (11,079)             --       (559,736)             --         (15,688)         --
  Other receipts/(payments) ......             --              --       (165,847)             --              --          --
                                         -----------  -----------   ------------   -------------     -----------    --------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        388,810              --     14,643,870              --          66,216          --
                                         -----------  -----------   ------------   -------------     -----------    --------
    Net increase (decrease) in
      net assets .................        425,844              --     17,042,416              --          69,192          --
Net Assets:
  Beginning of year ..............             --              --             --              --              --          --
                                         -----------  -----------   ------------   -------------     -----------    --------
  End of year ....................       $425,844      $       --   $ 17,042,416      $       --          69,192     $    --
                                         ===========  ===========   ============   =============     ===========    ========

   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


 MIST Pioneer Strategic Income   MIST Third Avenue Small Cap    MSF BlackRock Aggressive      MSF BlackRock Bond Income
    Subaccount (Class A)         Value Subaccount (Class B)    Growth Subaccount (Class D)      Subaccount (Class A)
------------------------------   ---------------------------  -----------------------------  ---------------------------
     2006           2005            2006           2005            2006          2005           2006           2005
------------    ----------     ------------    -----------     ------------    --------     ------------    ---------
$     82,393    $       --     $     (1,987)   $        --     $   (210,433)   $     --     $   (293,940)   $      --
       7,278            --             (726)            --         (217,075)         --           98,391           --

      (4,124)           --           15,014             --         (281,838)         --        1,416,437           --
------------    ----------     ------------    -----------     ------------    --------     ------------    ---------


      85,547            --           12,301             --         (709,346)         --        1,220,888           --
------------    ----------     ------------    -----------     ------------    --------     ------------    ---------

         444            --               --             --           16,563          --           37,711           --

   2,588,444            --          436,901             --       25,564,848          --       32,698,682           --
        (270)           --               (7)            --           (9,148)         --           (7,425)          --
    (318,996)           --             (469)            --       (2,377,853)         --       (2,676,565)          --

    (128,654)           --          (25,395)            --         (857,472)         --         (651,871)          --
     (14,785)           --               --             --         (126,436)         --         (460,490)          --
------------    ----------     ------------    -----------     ------------    --------     ------------    ---------


   2,126,183            --          411,030             --       22,210,502          --       28,940,042           --
------------    ----------     ------------    -----------     ------------    --------     ------------    ---------

   2,211,730            --          423,331             --       21,501,156          --       30,160,930           --
          --            --               --             --               --          --               --           --
------------    ----------     ------------    -----------     ------------    --------     ------------    ---------
$  2,211,730    $       --     $    423,331    $        --     $ 21,501,156    $     --     $ 30,160,930    $      --
============    ==========     ============    ===========     ============    ========     ============    =========



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                      MSF BlackRock Money Market       MSF FI Large Cap           MSF FI Value Leaders
                                         Subaccount (Class A)        Subaccount (Class A)          Subaccount (Class D)
                                     --------------------------    ------------------------     -------------------------
                                           2006         2005          2006          2005           2006           2005
                                     ------------    ---------    ------------    ---------     ------------    ---------
Operations:
  Net investment income (loss) ...   $    517,250    $      --    $   (404,426)   $      --     $   (363,218)   $      --
  Realized gain (loss) ...........             --           --        (320,534)          --          (87,786)          --
  Change in unrealized gain (loss)
    on investments ...............             --           --         996,344           --        1,287,258           --
                                     ------------    ---------    ------------    ---------     ------------    ---------
    Net increase (decrease) in
      net assets resulting from
      operations .................        517,250           --         271,384           --          836,254           --
                                     ------------    ---------    ------------    ---------     ------------    ---------
Unit Transactions:
  Participant purchase payments ..        324,950           --          42,848           --           30,067           --
  Participant transfers from other
    funding options ..............     30,355,200           --      48,149,093           --       41,199,922           --
  Administrative charges .........         (5,484)          --         (14,514)          --           (9,456)          --
  Contract surrenders ............     (5,228,755)          --      (5,179,335)          --       (4,461,345)          --
  Participant transfers to other
    funding options ..............     (5,321,269)          --      (1,389,236)          --       (1,138,089)          --
  Other receipts/(payments) ......       (278,805)          --        (495,810)          --         (342,470)          --
                                     ------------    ---------    ------------    ---------     ------------    ---------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     19,845,837           --      41,113,046           --       35,278,629           --
                                     ------------    ---------    ------------    ---------     ------------    ---------
    Net increase (decrease) in
      net assets .................     20,363,087           --      41,384,430           --       36,114,883           --
Net Assets:
  Beginning of year ..............             --           --              --           --             --             --
                                     ------------    ---------    ------------    ---------     ------------    ---------
  End of year ....................   $ 20,363,087    $      --    $ 41,384,430    $      --     $ 36,114,883    $      --
                                     ============    =========    ============    =========     ============    =========



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                        MSF Western Asset Management
MSF MFS(R) Total Return   MSF Oppenheimer Global Equity   MSF T. Rowe Price Large Cap    High Yield Bond Subaccount
 Subaccount (Class F)          Subaccount (Class B)        Growth Subaccount (Class B)           (Class A)
------------------------  -----------------------------   ----------------------------  ---------------------------
   2006            2005          2006           2005          2006           2005           2006          2005
------------    ----------   ------------    ----------   ------------    ----------   ------------    ----------
$   (739,889)   $       --   $    (33,932)   $       --    $   (70,942)   $       --    $      (861)   $       --
     167,076            --         (1,685)           --         (6,880)           --             81            --

   5,665,042            --        390,382            --        597,458            --          7,201            --
------------    ----------   ------------    ----------   ------------    ----------   ------------    ----------


   5,092,229            --        354,765            --        519,636            --          6,421            --
------------    ----------   ------------    ----------   ------------    ----------   ------------    ----------

      97,612            --          2,250            --          1,679            --             --            --

  84,795,499            --     10,175,424            --      7,935,859            --        140,650            --
     (17,693)           --           (168)           --         (2,712)           --             (3)           --
  (7,366,054)           --       (111,479)           --       (404,373)           --           (937)           --

  (2,009,327)           --       (103,379)           --       (159,294)          --         (37,285)           --
    (718,633)           --             --            --        (25,922)          --              --            --
------------    ----------   ------------    ----------   ------------    ----------   ------------    ----------


  74,781,404            --      9,962,648            --      7,345,237           --         102,425            --
------------    ----------   ------------    ----------   ------------    ----------   ------------    ----------

  79,873,633            --     10,317,413            --      7,864,873           --         108,846            --
          --            --             --            --             --           --              --            --
------------    ----------   ------------    ----------   ------------    ----------   ------------    ----------
$ 79,873,633    $       --   $ 10,317,413    $       --    $ 7,864,873    $      --     $   108,846    $       --
============    ==========   ============    ==========   ============    ==========   ============    ==========



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                      MSF Western Asset Management
                                       U.S. Government Subaccount                                  Morgan Stanley Dividend Growth
                                                (Class A)             Money Market Subaccount                 Subaccount
                                        -------------------------- ----------------------------    ------------------------------
                                            2006          2005          2006            2005            2006            2005
                                        ------------   ----------- -------------   ------------    ------------    ------------
Operations:
  Net investment income (loss) ...      $    (859)     $     --    $     163,934   $    282,969     $    (5,393)    $   (4,877)
  Realized gain (loss) ...........             72            --               --             --           4,068            579
  Change in unrealized gain (loss)
    on investments ...............          4,370            --               --             --          55,933         26,892
                                        ---------      --------    -------------   ------------     -----------     ----------
    Net increase (decrease) in
      net assets resulting from
      operations .................          3,583            --          163,934        282,969          54,608         22,594
                                        ---------      --------    -------------   ------------     -----------     ----------
Unit Transactions:
  Participant purchase payments ..             --            --           52,104      3,615,696           2,605         34,794
  Participant transfers from other
    funding options ..............        110,535            --        2,051,489      5,895,271          17,162        234,845
  Administrative charges .........            (30)           --              (69)        (5,833)            (81)           (67)
  Contract surrenders ............           (161)           --       (1,046,802)    (3,442,218)        (24,538)        (3,800)
  Participant transfers to other
    funding options ..............        (11,466)           --      (19,191,238)   (10,511,449)         (7,919)        (1,925)
  Other receipts/(payments) ......             --            --          (87,613)      (669,974)             --             --
                                        ---------      --------    -------------   ------------     -----------     ----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........         98,878            --      (18,222,129)    (5,118,507)        (12,771)       263,847
                                        ---------      --------    -------------   ------------     -----------     ----------
    Net increase (decrease) in
      net assets .................        102,461            --      (18,058,195)     (4,835,538)         41,837       286,441
Net Assets:
  Beginning of year ..............             --            --       18,058,195      22,893,733         639,225       352,784
                                        ---------      --------    -------------   ------------     -----------     ----------
  End of year ....................      $ 102,461      $     --    $          --   $  18,058,195    $    681,062    $  639,225
                                        =========      ========    =============   =============    ============    ==========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                              Morgan Stanley                                         PIMCO VIT Real Return
Morgan Stanley Equity         S&P 500 Index            Oppenheimer Main Street/VA          Subaccount
      Subaccount                Subaccount             Subaccount (Service Shares)   (Administrative Class)
----------------------  ----------------------------   ---------------------------  -----------------------
   2006         2005         2006           2005          2006           2005         2006          2005
---------    ---------  -------------   ------------   ----------    -----------    ---------    ----------

$  (4,837)   $  (4,178)   $    (5,760)   $    (4,337)   $     285    $    (123)     $   11,912    $    9,163
   10,488        2,104         20,679         50,895        6,526          103           4,638         7,667

   (4,168)      35,332        137,169        (13,304)      (3,745)       1,840         (20,458)      (15,950)
---------    ---------    -----------    -----------    ---------    ----------      ---------    ----------


    1,483       33,258        152,088         33,254        3,066        1,820          (3,908)          880
                                                                                                  ----------

       --           --          7,380        286,345        1,000          874              --         4,000

   48,234       33,688         56,583        459,966          128       15,429          84,229       285,174
      (21)         (21)          (241)          (208)          --          (16)            (46)          (31)
  (15,359)      (2,742)      (132,871)      (772,396)         (73)         (23)       (182,065)      (91,191)

  (42,309)      (7,082)        (5,119)       (50,283)     (57,311)          --        (120,744)     (229,923)
---------    ---------    -----------    -----------    ---------    ----------      ---------    ----------


   (9,455)      23,843        (74,268)       (76,576)     (56,256)      16,264        (218,626)      (31,971)
---------    ---------    -----------    -----------    ---------    ----------      ---------    ----------

   (7,972)      57,101         77,820        (43,322)     (53,190)      18,084        (222,534)      (31,091)

  230,578      173,477      1,182,318      1,225,640       53,190       35,106         603,758       634,849
---------    ---------    -----------    -----------    ---------    ----------     ----------    ----------
$ 222,606    $ 230,578    $ 1,260,138    $ 1,182,318    $      --    $  53,190      $  381,224    $  603,758
=========    =========    ===========    ==========-    =========    =========      ==========    ==========



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                PIMCO VIT
                                        Total Return Subaccount        Putnam VT Discovery Growth      Putnam VT International
                                         (Administrative Class)         Subaccount (Class IB)        Equity Subaccount (Class IB)
                                       --------------------------     ---------------------------   ------------------------------
                                            2006           2005             2006           2005           2006           2005
                                      -----------    ------------      ----------       ---------     -----------      ----------
Operations:
  Net investment income (loss) ...    $   598,931    $    429,896      $   (3,325)      $  (3,259)    $   (28,574)     $      246
  Realized gain (loss) ...........         63,885         440,053           6,876          10,837         320,624         131,992
  Change in unrealized gain (loss)
    on investments ...............       (218,539)       (648,769)         19,174           5,037         486,648          90,088
                                      -----------    ------------      ----------       ---------     -----------      ----------
    Net increase (decrease) in
      net assets resulting from
      operations .................        444,277         221,180          22,725          12,615         778,698         222,326
                                      -----------    ------------      ----------       ---------     -----------      ----------
Unit Transactions:
  Participant purchase payments ..         68,454          87,384              --              --             241           7,592
  Participant transfers from other
    funding options ..............      1,810,108       2,049,784          22,532          46,887       2,172,305         709,573
  Administrative charges .........         (4,807)         (5,439)            (90)           (112)           (505)           (339)
  Contract surrenders ............     (1,997,873)     (2,404,627)         (2,182)        (39,849)       (341,959)       (213,015)
  Participant transfers to other
    funding options ..............     (2,014,545)     (1,725,624)        (25,452)        (33,558)     (1,095,846)       (361,445)
  Other receipts/(payments) ......       (187,657)       (175,633)             --              --          (3,068)        (73,610)
                                      -----------    ------------      ----------       ---------     -----------      ----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (2,326,320)     (2,174,155)         (5,192)        (26,632)        731,168          68,756
                                      -----------    ------------      ----------       ---------     -----------      ----------
    Net increase (decrease) in
      net assets .................     (1,882,043)     (1,952,975)         17,533         (14,017)      1,509,866         291,082
Net Assets:
  Beginning of year ..............     20,746,656      22,699,631         222,622         236,639       2,390,479       2,099,397
                                      -----------    ------------      ----------       ---------     -----------     -----------
  End of year ....................    $18,864,613    $ 20,746,656      $  240,155       $ 222,622     $ 3,900,345     $ 2,390,479
                                      ===========    ============      ==========       =========     ===========     ===========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


 Putnam VT Small Cap Value        Travelers AIM Capital   Travelers Convertible Securities  Travelers Disciplined Mid Cap
   Subaccount (Class IB)         Appreciation Subaccount            Subaccount                   Stock Subaccount
--------------------------    --------------------------  --------------------------------  -----------------------------
     2006           2005           2006          2005           2006            2005           2006             2005
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------

$   (25,665)   $   (31,630)   $   (16,209)   $   (41,859)   $     53,791    $    149,450    $     10,193    $   (159,706)
    415,613        325,741        159,638        (65,261)      1,367,355         388,502       4,099,931         547,481

    (48,659)      (165,272)        57,029        314,360        (541,664)       (746,381)     (3,074,393)        782,288
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------


    341,289        128,839        200,458        207,240         879,482        (208,429)      1,035,731       1,170,063
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------

      3,893          1,850          2,448        230,031           2,049          39,421           3,300          10,625

    145,263        261,514        110,240        168,233         139,523         154,883          57,253         446,683
       (571)          (639)           (22)        (1,362)            (24)         (2,696)            (17)         (2,987)
   (385,130)      (405,039)       (55,703)      (450,816)       (320,677)     (1,401,764)       (265,331)     (1,022,575)

   (282,495)      (150,044)    (3,327,061)      (265,856)    (14,054,871)       (837,384)    (12,163,646)       (625,372)
     (3,943)        (6,297)       (22,854)       (10,262)        (31,710)       (173,472)         (5,600)       (128,499)
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------


   (522,983)      (298,655)    (3,292,952)      (330,032)    (14,265,710)     (2,221,012)    (12,374,041)     (1,322,125)
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------

   (181,694)      (169,816)    (3,092,494)      (122,792)    (13,386,228)     (2,429,441)    (11,338,310)       (152,062)

  2,476,663      2,646,479      3,092,494      3,215,286      13,386,228      15,815,669      11,338,310      11,490,372
-----------    -----------    -----------    -----------    ------------    ------------    ------------    ------------
$ 2,294,969    $ 2,476,663    $      --      $ 3,092,494    $       --      $ 13,386,228    $       --      $ 11,338,310
===========    ===========    ===========    ===========    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                       Travelers Equity Income       Travelers Federated High Yield      Travelers Federated Stock
                                               Subaccount                       Subaccount                       Subaccount
                                     ----------------------------   --------------------------------    ---------------------------
                                            2006          2005             2006             2005           2006           2005
                                     ------------    ------------      ------------    ------------   ------------    -----------
Operations:
  Net investment income (loss) ...   $    349,468    $   (602,013)     $    954,642    $   (193,469)  $     85,083    $  (111,796)
  Realized gain (loss) ...........      7,239,836       1,323,365        (1,081,330)       (158,866)     1,141,167        156,333
  Change in unrealized gain (loss)
    on investments ...............     (5,527,237)        410,140           453,998         483,226       (959,145)       224,811
                                     ------------    ------------      ------------    ------------   ------------    -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................      2,062,067       1,131,492           327,310         130,891        267,105        269,348
                                     ------------    ------------      ------------    ------------   ------------    -----------
Unit Transactions:
  Participant purchase payments ..         22,602         666,955             2,440           6,714          2,249          2,840
  Participant transfers from other
    funding options ..............        444,803       2,218,098            27,930         702,388         41,367        244,123
  Administrative charges .........           (117)        (11,012)              (33)         (3,045)           (10)        (1,778)
  Contract surrenders ............     (1,811,647)     (4,755,200)         (564,654)     (1,658,125)      (345,698)      (931,785)
  Participant transfers to other
    funding options ..............    (41,381,465)     (1,922,549)      (12,655,434)       (709,662)    (7,418,427)      (438,896)
  Other receipts/(payments) ......       (101,465)     (1,188,460)          (49,119)       (292,485)       (78,052)      (504,344)
                                     ------------    ------------      ------------    ------------   ------------    -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........    (42,827,289)     (4,992,168)      (13,238,870)     (1,954,215)    (7,798,571)    (1,629,840)
                                     ------------    ------------      ------------    ------------   ------------    -----------
    Net increase (decrease) in
      net assets .................    (40,765,222)     (3,860,676)      (12,911,560)     (1,823,324)    (7,531,466)    (1,360,492)
Net Assets:
  Beginning of year ..............     40,765,222      44,625,898        12,911,560      14,734,884      7,531,466      8,891,958
                                     ------------    ------------      ------------    ------------   ------------    -----------
  End of year ....................   $         --    $ 40,765,222      $         --    $ 12,911,560   $         --    $ 7,531,466
                                     ============    ============      ============    ============   ============    ===========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


      Travelers Large Cap      Travelers Mercury Large Cap    Travelers MFS(R) Mid Cap Growth   Travelers MFS(R) Total Return
           Subaccount                Core Subaccount                      Subaccount                      Subaccount
 ---------------------------   ----------------------------   -------------------------------   ------------------------------
       2006           2005           2006            2005            2006            2005           2006            2005
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

$     (6,196)   $   (370,541)   $     (4,720)   $    (27,736)   $   (116,520)   $   (339,210)   $    557,416    $    428,529
  (2,176,072)       (962,129)        (20,364)       (104,237)     (3,957,792)     (1,473,556)      1,961,867       3,721,819

   2,974,361       3,032,235         140,199         315,987       5,550,310       2,604,948        (380,526)     (3,143,470)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     792,093       1,699,565         115,115         184,014       1,475,998         792,182       2,138,757       1,006,878
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      49,624         281,311              36           2,209          15,617          48,112          51,742         876,537

     134,728         761,810           9,945         109,198          54,720      14,235,425         522,045       4,123,215
         (64)         (8,886)             (8)           (493)           (134)        (11,070)           (251)        (16,546)
    (816,746)     (2,769,782)       (237,806)       (339,019)       (823,506)     (2,060,268)     (2,617,205)     (8,783,425)

 (25,409,921)     (1,369,123)     (1,781,433)       (188,195)    (26,109,750)     (2,150,215)    (65,979,382)     (2,567,870)
    (123,623)       (568,711)             --          (4,626)       (103,908)       (287,974)       (201,559)     (1,646,429)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


 (26,166,002)     (3,673,381)     (2,009,266)       (420,926)    (26,966,961)      9,774,010     (68,224,610)     (8,014,518)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 (25,373,909)     (1,973,816)     (1,894,151)       (236,912)    (25,490,963)     10,566,192     (66,085,853)     (7,007,640)

  25,373,909      27,347,725       1,894,151       2,131,063      25,490,963      14,924,771      66,085,853      73,093,493
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$         --    $ 25,373,909    $         --    $  1,894,151    $         --    $ 25,490,963    $         --    $ 66,085,853
============    ============    ============    ============    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                           Travelers MFS(R)      Travelers Mondrian International    Travelers Pioneer Fund
                                           Value Subaccount               Stock Subaccount                  Subaccount
                                      ------------------------- -----------------------------------  ----------------------
                                          2006          2005              2006           2005              2006          2005
                                      ----------     ----------      -----------     ------------        ---------     --------
Operations:
  Net investment income (loss) ...    $     (693)    $     128       $    447,777    $   (181,440)      $      163    $    (340)
  Realized gain (loss) ...........        11,315         5,752          5,374,563         466,062            4,102          146
  Change in unrealized gain (loss)
    on investments ...............           663        (2,192)        (3,858,539)        754,866           (2,586)       1,044
                                      ----------     ----------      ------------    ------------       ----------     --------
    Net increase (decrease) in
      net assets resulting from
      operations .................        11,285         3,688          1,963,801       1,039,488            1,679          850
                                      ----------     ----------      ------------    ------------       ----------     --------
Unit Transactions:
  Participant purchase payments ..          --           3,932              7,851          30,264                1           --
  Participant transfers from other
    funding options ..............        33,349       104,273            193,857       1,412,818               --       16,050
  Administrative charges .........          --             (55)               (94)         (3,328)              --          (14)
  Contract surrenders ............          (254)      (25,397)          (668,412)     (1,280,580)              --           --
  Participant transfers to other
    funding options ..............      (166,480)      (18,179)          (798,480)        (28,873)          (1,842)
  Other receipts/(payments) ......            (2)         --              (91,142)       (157,819)              --       (1,320)
                                                                                     ------------       ----------    ---------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      (133,387)       64,574        (15,680,236)       (797,125)         (28,872)      12,874
                                      ----------     ----------      ------------    ------------       ----------     --------
    Net increase (decrease) in
      net assets .................      (122,102)       68,262        (13,716,435)        242,363          (27,193)      13,724
Net Assets:
  Beginning of year ..............       122,102        53,840         13,716,435      13,474,072           27,193       13,469
                                      ----------     ----------      ------------    ------------       ----------    ---------
  End of year ....................    $       --     $ 122,102       $         --    $ 13,716,435       $       --    $  27,193
                                      ==========     ==========      ============    ============       ==========    =========



   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    Travelers Pioneer Strategic    Travelers Quality Bond     Travelers Strategic Equity       Travelers Style Focus Series:
        Income Subaccount                Subaccount                   Subaccount                Small Cap Value Subaccount
  ----------------------------- ---------------------------  --------------------------------  -----------------------------
       2006            2005           2006            2005         2006              2005           2006             2005
  ------------   ------------   ------------   ------------  ---------------     --------------  ------------    -------------

$    (11,648)   $     65,976    $  1,825,505    $   (518,072)   $    (21,398)   $   (202,754)   $       (781)   $       (174)
    (151,094)        (40,123)     (2,379,825)       (207,862)     (8,838,182)     (2,710,006)         18,302           1,062

     189,730          37,243         270,278         813,286       9,878,618       2,808,674          (1,714)          1,714
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      26,988          63,096        (284,042)         87,352       1,019,038        (104,086)         15,807           2,602
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

          --             524          18,279          78,882           1,919          17,102          10,211          65,324

      75,147         445,730         715,771         642,691          28,169         167,629          12,688          33,477
          (7)           (545)           (135)         (8,624)            (82)         (8,709)             --              (1)
    (195,371)       (396,300)     (1,551,883)     (3,670,501)       (802,169)     (2,659,245)        (17,021)             --

  (2,480,672)       (227,355)    (32,763,191)     (5,429,084)    (23,310,199)     (1,710,521)       (123,087)             --
     (15,202)        (67,353)        (60,001)     (1,243,691)       (134,460)       (627,530)             --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  (2,616,105)       (245,299)    (33,641,160)     (9,630,327)    (24,216,822)     (4,821,274)       (117,209)         98,800
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (2,589,117)       (182,203)    (33,925,202)     (9,542,975)    (23,197,784)     (4,925,360)       (101,402)        101,402

   2,589,117       2,771,320      33,925,202      43,468,177      23,197,784      28,123,144         101,402              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$         --    $  2,589,117    $         --    $ 33,925,202    $         --    $ 23,197,784    $         --    $    101,402
============    ============    ============    ============    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                        Travelers U.S. Government   UIF Core Plus Fixed Income    UIF Emerging Markets Equity
                                          Securities Subaccount        Subaccount (Class II)          Subaccount (Class I)
                                        -------------------------   --------------------------    ---------------------------
                                           2006           2005         2006           2005           2006         2005
                                     -----------    -----------    -----------    -----------    -----------    -----------
Operations:
  Net investment income (loss) ...   $     6,154    $      (955)   $    99,907    $    52,116    $   (36,445)   $   (33,622)
  Realized gain (loss) ...........        (9,502)           118         18,070         25,026        364,083         67,635
  Change in unrealized gain (loss)
    on investments ...............          (646)           959        (39,811)       (12,743)       689,094        689,705
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................        (3,994)           122         78,166         64,399      1,016,732        723,718
                                     -----------    -----------    -----------    -----------    -----------    -----------
Unit Transactions:
  Participant purchase payments ..             1          6,008         11,215        733,169         13,228        299,172
  Participant transfers from other
    funding options ..............           934        105,478        873,509      1,415,455        720,984        397,661
  Administrative charges .........            --            (31)          (292)          (306)          (338)          (307)
  Contract surrenders ............            --         (2,558)       (59,869)       (30,951)      (278,104)       (85,303)
  Participant transfers to other
    funding options ..............      (109,466)        (7,759)      (447,916)       (33,040)      (502,316)      (145,526)
  Other receipts/(payments) ......            --             --        (23,793)       (23,161)       (15,398)       (27,131)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      (108,531)       101,138        352,854      2,061,166        (61,944)       438,566
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets .................      (112,525)       101,260        431,020      2,125,565        954,788      1,162,284
Net Assets:
  Beginning of year ..............       112,525         11,265      4,402,249      2,276,684      3,072,540      1,910,256
                                     -----------    -----------    -----------    -----------    -----------    -----------
  End of year ....................   $        --    $   112,525    $ 4,833,269    $ 4,402,249    $ 4,027,328    $ 3,072,540
                                     ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                              UIF Global Franchise
    UIF Equity and Income    UIF Equity Growth Subaccount           Subaccount             UIF Global Value Equity
    Subaccount (Class II)                (Class I)                  (Class II)               Subaccount (Class I)
 --------------------------  ----------------------------  ---------------------------   ---------------------------
    2006           2005          2006            2005          2006           2005           2006          2005
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$   (26,916)   $   (53,811)   $   (36,569)   $   (22,487)   $   (24,007)   $  (118,794)   $    (3,178)   $   (26,791)
    974,303         60,198         57,721          5,549      2,217,707         48,577        314,161         72,513

   (534,867)       240,493         16,256        278,220       (992,834)       665,210        535,559        140,297
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    412,520        246,880         37,408        261,282      1,200,866        594,993        846,542        186,019
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     34,181        695,315         24,332         76,560         78,156      1,907,058          9,143        308,470

    307,392        933,429        279,836        205,815        725,835      1,882,676        489,838        766,867
       (586)          (429)          (324)          (363)          (799)          (607)          (608)          (575)
   (137,838)       (91,765)       (83,812)      (110,224)      (248,946)       (95,317)      (323,786)      (113,354)

 (5,626,391)       (47,781)      (326,205)      (114,363)    (9,568,379)      (266,987)      (352,348)      (184,272)
        (14)       (14,726)       (66,497)            --       (172,002)       (20,632)       (28,561)       (67,768)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


 (5,423,256)     1,474,043       (172,670)        57,425     (9,186,135)     3,406,191       (206,322)       709,368
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

 (5,010,736)     1,720,923       (135,262)       318,707     (7,985,269)     4,001,184        640,220        895,387

  5,010,736      3,289,813      2,233,939      1,915,232      7,985,269      3,984,085      4,452,761      3,557,374
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$        --    $ 5,010,736    $ 2,098,677    $ 2,233,939    $        --    $ 7,985,269    $ 5,092,981    $ 4,452,761
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                          UIF Mid Cap Growth       UIF Small Company Growth       UIF Technology Subaccount
                                         Subaccount (Class I)        Subaccount (Class II)                (Class I)
                                      ------------------------    ---------------------------   ----------------------------
                                          2006          2005           2006          2005            2006           2005
                                       ----------   -----------   ------------    -----------   ------------    ------------
Operations:
  Net investment income (loss) ...     $ (42,650)   $   (36,890)   $   (32,398)   $   (22,074)   $    (1,254)   $    (4,075)
  Realized gain (loss) ...........       261,708         41,514        148,766         17,141       (122,103)       (58,971)
  Change in unrealized gain (loss)
    on investments ...............       (75,794)       322,594         24,797        136,731        134,629         50,870
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................       143,264        327,218        141,165        131,798         11,272        (12,176)
                                     -----------    -----------    -----------    -----------    -----------    -----------
Unit Transactions:
  Participant purchase payments ..        14,371        222,834          1,863        219,206             --             --
  Participant transfers from other
    funding options ..............       126,065        273,265        282,124        533,110          3,097            642
  Administrative charges .........          (452)          (487)          (134)          (105)            --           (114)
  Contract surrenders ............       (71,785)       (30,382)       (25,096)        (5,061)       (24,247)       (43,024)
  Participant transfers to other
    funding options ..............      (407,833)      (194,059)      (221,008)       (57,890)      (228,524)       (43,350)
  Other receipts/(payments) ......       (24,227)       (19,576)            --        (11,908)       (20,722)        (1,959)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      (363,861)       251,595         37,749        677,352       (270,396)       (87,805)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets .................      (220,597)       578,813        178,914        809,150       (259,124)       (99,981)
Net Assets:
  Beginning of year ..............     2,555,040      1,976,227      1,539,830        730,680        259,124        359,105
                                     -----------    -----------    -----------    -----------    -----------    -----------
  End of year ....................   $ 2,334,443    $ 2,555,040    $ 1,718,744    $ 1,539,830    $        --    $   259,124
                                     ===========    ===========    ===========    ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



   UIF U.S. Mid Cap Value        UIF U.S. Real Estate         UIF Value Subaccount       Van Kampen LIT Comstock
    Subaccount (Class I)         Subaccount (Class I)               (Class I)              Subaccount (Class I)
---------------------------  ---------------------------   --------------------------   --------------------------
    2006            2005          2006           2005           2006         2005           2006          2005
------------   ------------  ------------   ------------   ------------  ------------   ------------  ------------

$   (58,604)   $   (51,708)   $   (20,884)   $   (22,067)   $     2,128    $    (8,848)   $       388    $    (1,240)
    705,442        151,092      2,735,631        272,918        365,425        226,651         58,014         21,494

    104,310        308,151     (1,473,694)       391,501         55,411       (125,995)        21,205         (4,068)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    751,148        407,535      1,241,053        642,352        422,964         91,808         79,607         16,186
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      8,050        190,298         12,036        359,014             --        102,871             --             --

    122,255        291,995        490,904        653,099        225,485        494,236             --        107,332
       (522)          (598)          (353)          (380)          (493)          (622)          (160)          (161)
   (226,207)      (218,580)      (109,657)      (271,324)      (198,356)      (272,897)       (39,805)        (5,450)

   (353,319)      (208,713)    (6,294,034)      (272,453)      (253,674)       (76,619)       (70,438)       (16,931)
    (87,515)       (66,568)       (81,418)       (95,587)       (94,026)      (125,142)        (2,215)        (3,749)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


   (537,258)       (12,166)    (5,982,522)       372,369       (321,064)       121,827       (112,618)        81,041
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    213,890        395,369     (4,741,469)     1,014,721        101,900        213,635        (33,011)        97,227

  4,265,710      3,870,341      4,741,469      3,726,748      3,100,595      2,886,960        574,076        476,849
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 4,479,600    $ 4,265,710    $        --    $ 4,741,469    $ 3,202,495    $ 3,100,595    $   541,065    $   574,076
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                        Van Kampen LIT Comstock       Van Kampen LIT Enterprise        Van Kampen LIT Enterprise
                                         Subaccount (Class II)          Subaccount (Class I)               Subaccount (Class II)
                                     ----------------------------   -----------------------------    ------------------------------
                                          2006           2005            2006            2005            2006              2005
                                     ------------     -----------    ------------     -----------     -----------      -----------
Operations:
  Net investment income (loss) ...   $   (113,554)   $   (189,431)   $     (4,774)   $     (4,039)   $    (13,731)   $    (13,441)
  Realized gain (loss) ...........      2,063,728         948,297         (49,372)       (123,408)         40,041           8,553
  Change in unrealized gain (loss)
    on investments ...............      1,635,939         (86,277)         83,291         163,511          11,097          72,308
                                     ------------     -----------    ------------     -----------     -----------      -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................      3,586,113         672,589          29,145          36,064          37,407          67,420
                                     ------------     -----------    ------------     -----------     -----------      -----------
Unit Transactions:
  Participant purchase payments ..        144,410       2,365,876             --               --              --          17,636
  Participant transfers from other
    funding options ..............      1,750,663       4,516,719             --               --          39,005          47,346
  Administrative charges .........         (3,132)         (3,118)           (210)           (239)           (115)           (159)
  Contract surrenders ............     (1,471,500)     (1,427,165)        (61,849)        (99,472)       (129,355)        (35,771)
  Participant transfers to other
    funding options ..............     (1,805,802)       (968,987)        (21,960)        (59,291)       (241,205)       (160,700)
  Other receipts/(payments) ......       (344,390)       (151,851)        (23,733)        (44,730)        (28,383)        (23,955)
                                     ------------     -----------    ------------     -----------     -----------      -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........     (1,729,751)      4,331,474        (107,752)       (203,732)       (360,053)       (155,603)
                                     ------------     -----------    ------------     -----------     -----------      -----------
    Net increase (decrease) in
      net assets .................      1,856,362       5,004,063         (78,607)       (167,668)       (322,646)        (88,183)
Net Assets:
  Beginning of year ..............     26,725,615      21,721,552         563,502         731,170       1,161,618       1,249,801
                                     ------------     -----------    ------------    ------------    ------------    ------------
  End of year ....................   $ 28,581,977    $ 26,725,615    $    484,895    $    563,502    $    838,972    $  1,161,618
                                     ============    ============    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



 Van Kampen LIT Government        Van Kampen LIT Government      Van Kampen LIT Growth and       Van Kampen LIT Growth and
   Subaccount (Class I)             Subaccount (Class II)       Income Subaccount (Class I)     Income Subaccount (Class II)
---------------------------     ----------------------------    ----------------------------    ----------------------------
    2006           2005             2006            2005            2006            2005            2006            2005
------------   ------------     ------------    ------------    ------------    ------------    ------------    ------------
$     31,434    $     33,766    $    186,050    $    153,865    $     (2,436)   $     (3,713)   $    (88,476)   $    (96,352)
        (276)          2,925         (48,826)         (4,162)        197,395          94,057       1,056,905         357,535

     (12,892)        (11,393)        (62,839)        (31,908)          5,203          33,035         613,471         605,465
-------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------


      18,266          25,298          74,385         117,795         200,162         123,379       1,581,900         866,648
-------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------

          --              --           5,530          90,238              --              --          64,037         735,155

       1,513             869         250,524         435,190          17,205          26,206         607,833       1,176,656
        (170)           (191)         (1,087)         (1,318)           (357)           (388)         (1,450)         (1,569)
     (87,716)       (110,772)       (856,970)       (330,514)       (320,753)       (156,816)       (552,028)       (238,171)

     (25,842)        (58,663)       (336,472)       (370,444)        (46,738)        (11,205)       (736,207)       (390,452)
     (14,349)        (62,572)       (179,920)        (44,273)        (34,269)       (101,425)       (182,226)        (63,256)
-------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (126,564)       (231,329)     (1,118,395)       (221,121)       (384,912)       (243,628)       (800,041)      1,218,363
-------------   ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (108,298)       (206,031)     (1,044,010)       (103,326)       (184,750)       (120,249)        781,859       2,085,011

   1,035,299       1,241,330       6,821,681       6,925,007       1,504,891       1,625,140      11,883,830       9,798,819
$    927,001    $  1,035,299    $  5,777,671    $  6,821,681    $  1,320,141    $  1,504,891    $ 12,665,689    $ 11,883,830
============    ============    ============    ============    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005




                                         Van Kampen LIT Money         Van Kampen LIT Money         Van Kampen LIT Strategic
                                     Market Subaccount (Class I)   Market Subaccount (Class II)  Growth Subaccount (Class I)
                                     ---------------------------  -----------------------------  ---------------------------
                                          2006          2005           2006          2005            2006           2005
                                     -----------    -----------    -----------    -----------    -----------    -----------
Operations:
  Net investment income (loss) ...   $     7,899    $    19,290    $    34,143    $    38,742    $    (9,830)   $    (8,163)
  Realized gain (loss) ...........            --             --             --             --        (35,592)       (74,796)
  Change in unrealized gain (loss)
    on investments ...............            --             --             --             --         55,555        125,529
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................         7,899         19,290         34,143         38,742         10,133         42,570
                                     -----------    -----------    -----------    -----------    -----------    -----------
Unit Transactions:
  Participant purchase payments ..            17             --          7,074        655,670             --           --
  Participant transfers from other
    funding options ..............         5,917          7,677         89,579      1,969,599            181             38
  Administrative charges .........          --              (96)            (2)          (672)          (529)          (602)
  Contract surrenders ............        (3,078)        (8,462)      (109,264)      (457,385)       (54,130)       (24,297)
  Participant transfers to other
    funding options ..............      (687,399)       (92,787)    (5,106,815)    (2,821,250)       (15,302)       (70,982)
  Other receipts/(payments) ......      (867,558)       (28,662)       (40,898)        (9,695)        (2,822)       (23,425)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........    (1,552,101)      (122,330)    (5,160,326)      (663,733)       (72,602)      (119,268)
                                     -----------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in
      net assets .................    (1,544,202)      (103,040)    (5,126,183)      (624,991)       (62,469)       (76,698)
Net Assets:
  Beginning of year ..............     1,544,202      1,647,242      5,126,183      5,751,174        716,178        792,876
                                     -----------    -----------    -----------    -----------    -----------    -----------
  End of year ....................   $        --    $ 1,544,202    $        --    $ 5,126,183    $   653,709    $   716,178
                                     ===========    ===========    ===========    ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                             METLIFE OF CT FUND ABD
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005



                                                                     VIP Dynamic Capital
   Van Kampen LIT Strategic          VIP Contrafund(R)            Appreciation Subaccount        VIP Mid Cap Subaccount
 Growth Subaccount (Class II)    Subaccount (Service Class 2)        (Service Class 2)             (Service Class 2)
 ----------------------------   ------------------------------   --------------------------     ----------------------------
       2006            2005           2006           2005             2006            2005            2006            2005
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    (88,504)   $    (87,041)   $   (156,731)   $   (318,065)   $     (5,407)   $     (5,269)   $   (339,581)   $   (292,911)
      99,719          30,822       3,097,546         186,321          39,973           8,624       3,348,383         604,996

      15,344         361,491        (389,071)      3,366,483          14,113          59,316        (616,298)      2,656,448
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      26,559         305,272       2,551,744       3,234,739          48,679          62,671       2,392,504       2,968,533
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      12,815         344,588         141,128       1,223,578            --              --           211,928         895,091

     276,814         422,863       4,485,373       6,444,653          90,688          27,694       3,949,117       5,183,393
        (650)           (660)         (5,891)         (5,287)            (82)           (126)         (3,429)         (2,880)
    (349,307)       (163,332)     (2,027,975)       (968,975)        (26,777)        (41,735)     (1,661,606)     (1,100,215)

    (517,052)       (274,318)     (1,418,244)       (819,304)        (85,920)         (8,253)     (1,571,730)       (957,672)
     (35,319)        (65,063)       (333,090)        (79,703)           --              --          (111,293)       (112,473)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (612,699)        264,078         841,301       5,794,962         (22,091)        (22,420)        812,987       3,905,244
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (586,140)        569,350       3,393,045       9,029,701          26,588          40,251       3,205,491       6,873,777

   5,459,257       4,889,907      25,987,094      16,957,393         408,611         368,360      21,936,050      15,062,273
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  4,873,117    $  5,459,257    $ 29,380,139    $ 25,987,094    $    435,199    $    408,611    $ 25,141,541    $ 21,936,050
============    ============    ============    ============    ============    ============    ============    ============


   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS


1. BUSINESS

MetLife of CT Fund ABD for Variable Annuities ("Fund ABD") (formerly, The Travelers Fund ABD for Variable Annuities) is a separate account of MetLife Insurance Company of Connecticut (the "Company") (formerly, The Travelers Insurance Company), a wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable annuity contracts ("Contracts") issued by the Company. Fund ABD, established on October 17, 1995, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund ABD are MetLife Access Annuity (formerly, Travelers Life & Annuity Access Annuity), MetLife Access Select Annuity (formerly, Travelers Life & Annuity Access Select Annuity), Portfolio Architect Annuity (formerly, Travelers Portfolio Architect Annuity), Portfolio Architect Select Annuity (formerly, Travelers Portfolio Architect Select
Annuity), Premier Advisers Annuity (formerly, Travelers Premier Advisers Annuity), Premier Advisers II Annuity (formerly, Travelers Premier Advisers II Annuity) and Premier Advisers III (formerly, Travelers Life & Annuity Premier Advisers III).

The Fund ABD is divided into Subaccounts, each of which is treated as an individual separate account for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolios, series and funds (with the same name) of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".

     AIM Variable Insurance Funds                             Legg Mason Partners Variable Portfolios III, Inc.
     American Funds Insurance Series                          Lord Abbett Series Fund, Inc.
     Credit Suisse Trust                                      Met Investors Series Trust
     Dreyfus Variable Investment Fund                         Metropolitan Series Fund, Inc.
     DWS Variable Series I                                    Morgan Stanley Variable Investment Series
     DWS Variable Series II                                   PIMCO Variable Insurance Trust
     Franklin Templeton Variable Insurance Products Trust     Putnam Variable Trust
     Janus Aspen Series                                       The Universal Institutional Funds, Inc.
     Legg Mason Partners Variable Portfolios I, Inc.          Van Kampen Life Investment Trust
     Legg Mason Partners Variable Portfolios II               Variable Insurance Products Fund

Participant purchase payments applied to Fund ABD are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts were available for investment as of December 31, 2006 (the share class indicated in parentheses is that of the portfolio in which the Subaccount invests):

AIM V.I. Core Equity Subaccount (Series I)
American Funds Global Growth Subaccount (Class 2)
American Funds Growth Subaccount (Class 2)
American Funds Growth-Income Subaccount (Class 2)
Credit Suisse Trust Emerging Markets Subaccount
Dreyfus VIF Appreciation Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
DWSI Growth & Income Subaccount (Class B)
DWSII International Select Equity Subaccount (Class B)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
Janus Aspen Forty Subaccount (Service Shares)
Janus Aspen Global Life Sciences Subaccount (Service Shares)
Janus Aspen Global Technology Subaccount (Service Shares)
Janus Aspen Mid Cap Value Subaccount (Service Shares)
Janus Aspen Worldwide Growth Subaccount (Service Shares)
LMPVPI All Cap Subaccount (Class I)
LMPVPI Global High Yield Bond Subaccount (Class I)
LMPVPI Investors Subaccount (Class I)
LMPVPI Large Cap Growth Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)

1. BUSINESS -- (Continued)

      LMPVPI Strategic Bond Subaccount (Class I)
      LMPVPII Aggressive Growth Subaccount (Class I)
      LMPVPII Appreciation Subaccount
      LMPVPII Diversified Strategic Income Subaccount
      LMPVPII Equity Index Subaccount (Class II)
      LMPVPII Fundamental Value Subaccount
      LMPVPII Growth and Income Subaccount (Class I)
      LMPVPIII Adjustable Rate Income Subaccount
      LMPVPIII Aggressive Growth Subaccount
      LMPVPIII Large Cap Growth Subaccount
      LMPVPIII Social Awareness Stock Subaccount*
      Lord Abbett Growth and Income Subaccount (Class VC)
      Lord Abbett Mid-Cap Value Subaccount (Class VC)
      MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
      MIST BlackRock High Yield Subaccount (Class A)
      MIST BlackRock Large-Cap Core Subaccount (Class A)
      MIST Dreman Small-Cap Value Subaccount (Class A)
      MIST Harris Oakmark International Subaccount (Class A)
      MIST Janus Capital Appreciation Subaccount (Class A)
      MIST Legg Mason Partners Managed Assets Subaccount (Class A)
      MIST Lord Abbett Bond Debenture Subaccount (Class A)
      MIST Lord Abbett Growth and Income Subaccount (Class B)
      MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
      MIST Met/AIM Capital Appreciation Subaccount (Class A)
      MIST MFS(R) Value Subaccount (Class A)
      MIST Neuberger Berman Real Estate Subaccount (Class A)
      MIST Pioneer Fund Subaccount (Class A)
      MIST Pioneer Strategic Income Subaccount (Class A)
      MIST Third Avenue Small Cap Value Subaccount (Class B)
      MSF BlackRock Aggressive Growth Subaccount (Class D)
      MSF BlackRock Bond Income Subaccount (Class A)
      MSF BlackRock Money Market Subaccount (Class A)
      MSF FI Large Cap Subaccount (Class A)
      MSF FI Value Leaders Subaccount (Class D)
      MSF MFS(R) Total Return Subaccount (Class F)
      MSF Oppenheimer Global Equity Subaccount (Class B)
      MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
      MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) Morgan Stanley Dividend Growth Subaccount
      Morgan Stanley Equity Subaccount
      Morgan Stanley S&P 500 Index Subaccount
      PIMCO VIT Real Return Subaccount (Administrative Class)
      PIMCO VIT Total Return Subaccount (Administrative Class)
      Putnam VT Discovery Growth Subaccount (Class IB)
      Putnam VT International Equity Subaccount (Class IB)
      Putnam VT Small Cap Value Subaccount (Class IB)
      UIF Core Plus Fixed Income Subaccount (Class II)
      UIF Emerging Markets Equity Subaccount (Class I)

1. BUSINESS -- (Continued)

     UIF Equity Growth Subaccount (Class I)
     UIF Global Value Equity Subaccount (Class I)
     UIF Mid Cap Growth Subaccount (Class I)
     UIF Small Company Growth Subaccount (Class II)
     UIF U.S. Mid Cap Value Subaccount (Class I)
     UIF Value Subaccount (Class I)
     Van Kampen LIT Comstock Subaccount (Class I)
     Van Kampen LIT Comstock Subaccount (Class II)
     Van Kampen LIT Enterprise Subaccount (Class I)
     Van Kampen LIT Enterprise Subaccount (Class II)
     Van Kampen LIT Government Subaccount (Class I)
     Van Kampen LIT Government Subaccount (Class II)
     Van Kampen LIT Growth and Income Subaccount (Class I)
     Van Kampen LIT Growth and Income Subaccount (Class II)
     Van Kampen LIT Strategic Growth Subaccount (Class I)
     Van Kampen LIT Strategic Growth Subaccount (Class II)
     VIP Contrafund(R) Subaccount (Service Class 2)
     VIP Dynamic Capital Appreciation Subaccount (Service Class 2) VIP Mid Cap Subaccount (Service Class 2)

     *  No net assets as of December 31, 2006.

     The operations of the Subaccounts changed as follows during the years ending December 31, 2006 and 2005:

     For the year ending December 31, 2006:


     Mergers

     Old Portfolio                                            New Portfolio
     -------------                                            -------------
     AIM V.I. Premier Equity Portfolio (a)                    AIM V.I. Core Equity Portfolio (b)
     Capital Appreciation Fund (a)                            Janus Capital Appreciation Portfolio (b)
     High Yield Bond Trust (a)                                Western Asset Management High Yield Bond Portfolio (b)
     Managed Assets Trust (a)                                 Legg Mason Partners Managed Assets Portfolio (b)
     Money Market Portfolio (a)                               BlackRock Money Market Portfolio (b)
     Travelers AIM Capital Appreciation Portfolio (a)         Met/AIM Capital Appreciation Portfolio (b)
     Travelers Convertible Securities Portfolio (a)           Lord Abbett Bond Debenture Portfolio (b)
     Travelers Disciplined Mid Cap Stock Portfolio (a)        Batterymarch Mid Cap Stock Portfolio (b)
     Travelers Federated High Yield Portfolio (a)             Federated High Yield Portfolio (b)
     Travelers Federated Stock Portfolio (a)                  Lord Abbett Growth and Income Portfolio (b)
     Travelers Mercury Large Cap Core Portfolio (a)           Mercury Large Cap Core Portfolio (b)
     Travelers MFS Value Portfolio (a)                        MFS Value Portfolio (b)
     Travelers Mondrian International Stock Portfolio (a)     Harris Oakmark International Portfolio (b)
     Travelers Pioneer Fund Portfolio (a)                     Pioneer Fund Portfolio (b)
     Travelers Pioneer Strategic Income Portfolio (a)         Pioneer Strategic Income Portfolio (b)
     Travelers Style Focus Small Cap Value Portfolio (a)      Dreman Small-Cap Value Portfolio (b)
     Travelers Equity Income Portfolio (a)                    FI Value Leaders Portfolio (b)
     Travelers Large Cap Portfolio (a)                        FI Large Cap Portfolio (b)
     Travelers MFS Mid Cap Growth Portfolio (a)               BlackRock Aggressive Growth Portfolio (b)
     Travelers MFS Total Return Portfolio (a)                 MFS Total Return Portfolio (b)
     Travelers Strategic Equity Portfolio (a)                 FI Large Cap Portfolio (b)
     Travelers Quality Bond Portfolio (a)                     BlackRock Bond Income Portfolio (b)
     Travelers U.S. Government Securities Portfolio (a)       Western Asset Management U.S. Government Portfolio (b)

     (a) For the period January 1, 2006 to April 30, 2006

     (b) For the period May 1, 2006 to December 31, 2006


     Substitutions

     Old Portfolio                                            New Portfolio
     -------------                                            -------------

     Old Portfolio                                            New Portfolio
     Delaware VIP REIT Portfolio (c)                          Neuberger Berman Real Estate Portfolio (d)
     Janus Aspen Balanced Portfolio (c)                       MFS Total Return Portfolio (d)
     AllianceBernstein Large Cap Growth Portfolio (c)         T.Rowe Price Large Cap Growth Portfolio (d)
     Mercury Value Opportunities V.I. Portfolio (c)           Third Avenue Small Cap Value Portfolio (d)
     Mercury Global Allocation V.I. Portfolio (c)             Oppenheimer Global Equity Portfolio (d)
     Mutual Shares Securities Portfolio (c)                   Lord Abbett Growth and Income Portfolio (d)
     Templeton Growth Securities Portfolio (c)                Oppenheimer Global Equity Portfolio (d)
     Oppenheimer Main Street/VA Portfolio (c)                 Lord Abbett Growth and Income Portfolio (d)
     Lazard Retirement Small Cap Portfolio (c)                Third Avenue Small Cap Value Portfolio (d)
     UIF Equity and Income Portfolio (c)                      MFS Total Return Portfolio (d)
     UIF Global Franchise Portfolio (c)                       Oppenheimer Global Equity Portfolio (d)
     UIF U.S. Real Estate Portfolio (c)                       Neuberger Berman Real Estate Portfolio (d)
     Van Kampen LIT Money Market Portfolio (c)                BlackRock Money Market Portfolio (d)

     (c) For the period January 1, 2006 to April 30, 2006

     (d) For the period May 1, 2006 to December 31, 2006


     Name Changes

     Old Name                                                 New Name
     --------                                                 --------
     Smith Barney Appreciation Subaccount                     LMPVPII Appreciation Subaccount
     Smith Barney Diversified Strategic Income Subaccount     LMPVPII Diversified Strategic Income Subaccount
     Smith Barney Equity Index Subaccount                     LMPVPII Equity Index Subaccount
     Salomon Brother Variable Aggressive Growth Subaccount    LMPVPII Aggressive Growth Subaccount
     Salomon Brother Variable Growth & Income Subaccount      LMPVPII Growth and Income Subaccount
     Smith Barney Fundamental Value Subaccount                LMPVPII Fundamental Value Subaccount
     Salomon Brothers Variable All Cap Subaccount             LMPVPI All Cap Subaccount
     Salomon Brothers Variable High Yield Bond Subaccount     LMPVPI High Yield Bond Subaccount
     Salomon Brothers Variable Investors Subaccount           LMPVPI Investors Subaccount
     Salomon Brothers Variable Large Cap Growth Subaccount    LMPVPI Large Cap Growth Subaccount
     Salomon Brothers Variable Small Cap Growth Subaccount    LMPVPI Small Cap Growth Subaccount
     Salomon Brothers Variable Strategic Bond Subaccount      LMPVPI Strategic Bond Subaccount
     Scudder Growth and Income Subaccount                     DWSI Growth & Income VIP Subaccount
     Scudder International Select Equity Subaccount           DWSII International Select Equity Subaccount
     Smith Barney Adjustable Rate Income Subaccount           LMPVPIII Adjustable Rate Income Subaccount
     Smith Barney Aggressive Growth Subaccount                LMPVPIII Aggressive Growth Subaccount
     Smith Barney Large Capitalization Growth Subaccount      LMPVPIII Large Cap Growth Subaccount
     Social Awareness Stock Subaccount                        LMPVPIII Social Awareness Stock Subaccount
     Federated High Yield Subaccount                          MIST BlackRock High Yield Subaccount
     Van Kampen Emerging Growth Subaccount                    Van Kampen LIT Strategic Growth Subaccount
     Mercury Large-Cap Core Subaccount                        BlackRock Large-Cap Core Subaccount
     LMPVPI High Yield Bond Subaccount                        LMPVPI Global High Yield Bond Subaccount

     The UIF Technology Subaccount was liquidated into the BlackRock Money Market Subaccount.

     For the year ending December 31, 2005:


     Mergers

     Old Portfolio                                            New Portfolio
     -------------                                            -------------
     MFS Emerging Growth Portfolio                            MFS Mid Cap Growth Portfolio

1. BUSINESS -- (Concluded)

Not all funds may be available in all states or to all contract owners. This report is prepared for the general information of contract owners and is not an offer of units of Fund ABD or shares of Fund ABD's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Fund ABD product(s) offered by the Company and the prospectuses of the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund ABD in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are accounted for on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits, which have been re-deposited with the Company and distributions for payouts.

The operations of Fund ABD form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986 (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund ABD. Fund ABD is not taxed as a "regulated investment company" under Subchapter M of the Code.

Net Assets allocated to the Contracts in the payout period are computed according to the Progressive Annuity Table for the MetLife access, MetLife Access Select, Portfolio Architect, Portfolio Architect Select, Premier Advisors (Class I), Premier Advisors (Class II) and Premier Advisors II products and the Annuity 2000 Table for the Premier Advisors III product. The assumed investment return is 3 percent for all products. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each Subaccount. Since each Subaccount offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Subaccount for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and/or annuity unit values:

- Mortality and Expense Risks assumed by the Company ("M&E")
- Administrative fees paid for administrative expenses ("ADM")
- Enhanced Stepped-up Provision, if elected by the contract owner ("E.S.P.")
- Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner
  ("GMWB")
- Guaranteed Minimum Accumulation Benefit, if elected by the contract owner ("GMAB")

Below is a table displaying separate account charges with their associated products offered in Separate Account ABD for each funding option.


                                                                              Asset-based Charges
                                                      ----------------------------------------------------------------------
                                                                                    Optional Features
Separate Account                                                     ----------------------------------------------   Total
  Charge (1)         Product                           M&E     ADM     E.S.P.  GMWB I  GMWB II      GMWB III  GMAB    Charge
----------------     -------                          ------  ------  -------  ------  -------     ---------  -----   ------
Separate Account
  Charge 1.40%       Access (notes 2-3)                1.25%   0.15%                                                  1.40%
                     Access Select (note 2)            1.25%   0.15%                                                  1.40%
                     Portfolio Architect
                       (notes 2-3)                     1.25%   0.15%                                                  1.40%
                     Portfolio Architect Select
                       (note 2)                        1.25%   0.15%                                                  1.40%
                     Premier Advisers                  1.25%   0.15%                                                  1.40%
Separate Account
  Charge 1.50%       Premier Advisers II               1.35%   0.15%                                                  1.50%
Separate Account
  Charge 1.55%       Premier Advisers III              1.40%   0.15%                                                  1.55%
Separate Account
  Charge 1.60%       Portfolio Architect (notes 2-3)   1.25%   0.15%   0.20%                                          1.60%
                     Portfolio Architect Select
                       (note 2)                        1.25%   0.15%   0.20%                                          1.60%
                     Premier Advisers                  1.25%   0.15%   0.20%                                          1.60%
                     Premier Advisers III              1.45%   0.15%                                                  1.60%
Separate Account
  Charge 1.65%       Portfolio Architect (notes 2-3)   1.25%   0.15%                                0.25%             1.65%
Separate Account
  Charge 1.70%       Premier Advisers II               1.35%   0.15%   0.20%                                          1.70%
                     Premier Advisers III              1.40%   0.15%   0.15%                                          1.70%
Separate Account
  Charge 1.75%       Premier Advisers II               1.35%   0.15%                                0.25%             1.75%
                     Premier Advisers III              1.45%   0.15%   0.15%                                          1.75%
Separate Account
  Charge 1.80%       Portfolio Architect (notes 2-3)   1.25%   0.15%           0.40%                                  1.80%
                     Premier Advisers III              1.40%   0.15%                                0.25%             1.80%
Separate Account
  Charge 1.85%       Portfolio Architect (notes 2-3)   1.25%   0.15%   0.20%                        0.25%             1.85%
                     Premier Advisers III              1.45%   0.15%                                0.25%             1.85%
Separate Account
  Charge 1.90%       Premier Advisers II               1.35%   0.15%           0.40%                                  1.90%
                     Portfolio Architect (notes 2-3)   1.25%   0.15%                     0.50%                        1.90%
Separate Account
  Charge 1.95%       Premier Advisers II               1.35%   0.15%   0.20%                        0.25%             1.95%
                     Premier Advisers III              1.40%   0.15%           0.40%                                  1.95%
                     Premier Advisers III              1.40%   0.15%   0.15%                        0.25%             1.95%

3. CONTRACT CHARGES -- (Continued)


                                                                              Asset-based Charges
                                                 ---------------------------------------------------------------------
                                                                               Optional Features
Separate Account                                                ----------------------------------------------   Total
  Charge (1)         Product                      M&E     ADM    E.S.P.  GMWB I  GMWB II      GMWB III  GMAB    Charge
----------------     -------                     ------  ------ -------  ------  -------     ---------  -----   ------
Separate Account
  Charge 2.00%       Portfolio Architect
                       (notes 2-3)               1.25%   0.15%   0.20%   0.40%                                  2.00%
                     Premier Advisers II         1.35%   0.15%                    0.50%                         2.00%
                     Premier Advisers III        1.45%   0.15%           0.40%                                  2.00%
                     Premier Advisers III        1.45%   0.15%   0.15%                        0.25%             2.00%
Separate Account
  Charge 2.05%       Premier Advisers III        1.40%   0.15%                                         0.50%    2.05%
                     Premier Advisers III        1.40%   0.15%                    0.50%                         2.05%
Separate Account
  Charge 2.10%       Portfolio Architect
                       (notes 2-3)               1.25%   0.15%   0.20%            0.50%                         2.10%
                     Premier Advisers II         1.35%   0.15%   0.20%   0.40%                                  2.10%
                     Premier Advisers III        1.40%   0.15%   0.15%   0.40%                                  2.10%
                     Premier Advisers III        1.45%   0.15%                                         0.50%    2.10%
                     Premier Advisers III        1.45%   0.15%                    0.50%                         2.10%
Separate Account
  Charge 2.15%       Premier Advisers III        1.45%   0.15%   0.15%   0.40%                                  2.15%
Separate Account
  Charge 2.20%       Premier Advisers II         1.35%   0.15%   0.20%            0.50%                         2.20%
                     Premier Advisers III        1.40%   0.15%   0.15%                                 0.50%    2.20%
                     Premier Advisers III        1.40%   0.15%   0.15%            0.50%                         2.20%
Separate Account
  Charge 2.25%       Premier Advisers III        1.45%   0.15%   0.15%                                 0.50%    2.25%
                     Premier Advisers III        1.45%   0.15%   0.15%            0.50%                         2.25%

(1) Certain accumulation and annuity unit values may not be available through certain Subaccounts.

(2) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Subaccount (Class A) of the Met Investors Series Trust.

(3) A waiver of 0.15% of the M&E charge applies to the Subaccount investing in the Western Asset Management U.S. Government Subaccount (Class A) of the Metropolitan Series Fund, Inc.

For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is assessed through the redemption of units and paid to the Company to cover administrative charges.

No sales charges are deducted from participant purchase payments when they are received. However, in the accumulation phase, a withdrawal charge will apply, if purchase payments are withdrawn. Likewise, in the annuity phase, if the Variable Liquidity Benefit is selected, there is a withdrawal charge associated with the amounts withdrawn. The charges for withdrawals in the accumulation and annuity phases are assessed through the redemption of units, as noted directly below:


Product                      Withdrawal charge (as a percentage of the amount withdrawn)
--------                     -----------------------------------------------------------
Access                       N/A
Access Select                N/A
Portfolio Architect         Maximum precentage is 6% decreasing to 0% after seven full years
Portfolio Architect Select  Maximum precentage is 6% decreasing to 0% after seven full years
Premier Advisers            Maximum precentage is 6% decreasing to 0% after seven full years
Premier Advisers II         Maximum precentage is 6% decreasing to 0% after seven full years
Premier Advisers III        Maximum precentage is 6% decreasing to 0% after seven full years

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS


                                                                               As of and for the period ended December 31, 2006
                                                                               ----------------------------------------------------
INVESTMENTS                                                                     No. of     Market       Cost of           Proceeds
                                                                                Shares     Value       Purchases        from Sales
                                                                                ---------   -----------  -----------    -----------
AIM Variable Insurance Funds (0.5%)
  AIM V.I. Core Equity Subaccount (Series I) (Cost $3,611,474)                     143,812   $ 3,914,573   $3,994,052   $   390,750
  AIM V.I. Premier Equity Subaccount (Series I) (Cost $0)                               --            --       86,941     4,036,693
                                                                                ---------   -----------  -----------    -----------
    Total (Cost $3,611,474)                                                        143,812    $3,914,573   $4,080,993   $ 4,427,443
                                                                                ==========   ===========  ===========    ==========
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
  AllianceBernstein Large-Cap Growth Subaccount (Class B)

    Total (Cost $0)                                                                     --   $        --  $   176,115   $ 8,133,664
                                                                                ==========   ===========  ===========    ==========
American Funds Insurance Series (0.4%)
  American Funds Global Growth Subaccount (Class 2) (Cost $482,197)                 23,588   $   549,373  $   556,455   $   189,933
  American Funds Growth Subaccount (Class 2) (Cost $965,399)                        17,157     1,099,449      506,114       171,780
  American Funds Growth-Income Subaccount (Class 2) (Cost $1,340,904)               37,272     1,572,514      537,613       436,695
                                                                                ==========   ===========  ===========    ==========
    Total (Cost $2,788,500)                                                         78,017   $ 3,221,336  $ 1,600,182   $   798,408
                                                                                ==========   ===========  ===========    ==========
Capital Appreciation Fund (0.0%)
  Capital Appreciation Subaccount
    Total (Cost $0)                                                                     --   $        --  $ 1,710,462   $44,667,700
                                                                                ==========   ===========  ===========    ==========
Credit Suisse Trust (0.6%)
  Credit Suisse Trust Emerging Markets Subaccount
    Total (Cost $3,293,650)                                                        224,175    $4,898,234   $2,158,347   $ 1,251,738
                                                                                ==========   ===========  ===========    ==========
Delaware VIP Trust (0.0%)
  Delaware VIP REIT Subaccount (Standard Class)
    Total (Cost $0)                                                                     --   $        --   $1,222,185   $10,740,566
                                                                                ==========   ===========  ===========    ==========
Dreyfus Variable Investment Fund (2.8%)
  Dreyfus VIF Appreciation Subaccount (Initial Shares)
    (Cost $7,330,875)                                                              199,487   $ 8,488,168  $   343,511   $ 1,767,097
  Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (Cost $12,796,258)    314,081    13,200,831    1,664,368     2,360,106
                                                                                ==========   ===========  ===========    ==========
    Total (Cost $20,127,133)                                                       513,568   $21,688,999  $ 2,007,879   $ 4,127,203
                                                                                ==========   ===========  ===========    ==========
DWS Variable Series I (0.1%)
  DWSI Growth & Income Subaccount (Class B)
    Total (Cost $537,923)                                                           61,838   $   674,032  $    17,717   $    62,361
                                                                                ==========   ===========  ===========    ==========
DWS Variable Series II (0.6%)
  DWSII International Select Equity Subaccount (Class B)
    Total (Cost $2,997,915)                                                        261,380    $4,250,035  $   392,753   $   363,276
                                                                                ==========   ===========  ===========    ==========
FAM Variable Series Funds, Inc. (0.0%)
  FAMVS Mercury Global Allocation V.I. Subaccount (Class III) (Cost $0)                 --   $        --  $    50,051   $   130,722
  FAMVS Mercury Value Opportunities V.I. Subaccount (Class III) (Cost $0)               --            --      129,682       135,817
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $0)                                                                     --   $        --  $   179,733   $   266,539
                                                                                ==========   ===========  ===========    ==========
Franklin Templeton Variable Insurance Products Trust (0.1%)
  FTVIPT Mutual Shares Securities Subaccount (Class 2) (Cost $0)                        --   $        --  $    67,233   $   674,627
  FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
    (Cost $531,798)                                                                 46,431       640,289      740,294     1,279,475
  FTVIPT Templeton Foreign Securities Subaccount (Class 2) (Cost $260,972)          16,575       310,280      271,157       323,078
  FTVIPT Templeton Growth Securities Subaccount (Class 2) (Cost $0)                     --          --         78,698       983,222
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $792,770)                                                           63,006   $   950,569  $ 1,157,382    $3,260,402
                                                                                ==========   ===========  ===========    ==========

4. STATEMENT OF INVESTMENTS -- (Continued)


                                                                                        As of and for the period ended
                                                                                       December 31, 2006 -- (Continued)
                                                                               ----------------------------------------------------
INVESTMENTS                                                                     No. of     Market       Cost of           Proceeds
                                                                                Shares     Value       Purchases        from Sales
                                                                                ---------   -----------  -----------    -----------
High Yield Bond Trust (0.0%)
  High Yield Bond Subaccount
    Total (Cost $0)                                                                     --   $        --   $    3,204   $    93,806
                                                                                ==========   ===========  ===========    ==========
Janus Aspen Series (1.9%)
  Janus Aspen Balanced Subaccount (Service Shares) (Cost $0)                            --   $        --   $  181,886   $13,691,799
  Janus Aspen Forty Subaccount (Service Shares) (Cost $863,401)                     39,091     1,169,205      110,119       272,637
  Janus Aspen Global Life Sciences Subaccount (Service Shares) (Cost $2,190,256)   308,651     2,901,324      242,417       724,750
  Janus Aspen Global Technology Subaccount (Service Shares) (Cost $2,796,441)      698,948     2,984,506      448,742       714,670
  Janus Aspen Mid Cap Value Subaccount (Service Shares) (Cost $570,913)             46,561       771,058       80,156       144,115
  Janus Aspen Worldwide Growth Subaccount (Service Shares) (Cost $5,338,706)       218,024     7,022,561      590,562     1,604,072
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $11,759,717)                                                     1,311,275   $14,848,654   $1,653,882   $17,152,043
                                                                                ==========   ===========  ===========   ===========
Lazard Retirement Series, Inc. (0.0%)
  Lazard Retirement Small Cap Subaccount

    Total (Cost $0)                                                                     --   $        --   $  140,676   $   245,308
                                                                                ==========   ===========  ===========    ==========
Legg Mason Partners Variable Portfolios I, Inc. (8.2%)
  LMPVPI All Cap Subaccount (Class I) (Cost $16,177,835)                         1,128,184   $22,022,153   $1,451,812   $ 2,619,674
  LMPVPI Global High Yield Bond Subaccount (Class I) (Cost $3,695,973)             385,850     3,792,901      567,571       567,975
  LMPVPI Investors Subaccount (Class I) (Cost $17,066,267)                       1,363,597    22,567,531    1,274,554     3,849,829
  LMPVPI Large Cap Growth Subaccount (Class I) (Cost $1,054,647)                    93,395     1,199,198      116,851       316,463
  LMPVPI Small Cap Growth Subaccount (Class I) (Cost $4,440,552)                   354,660     5,199,309      966,414     1,161,879
  LMPVPI Strategic Bond Subaccount (Class I) (Cost $8,401,738)                     784,142     8,029,616    1,413,506     1,464,256
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $50,837,012)                                                     4,109,828   $62,810,708   $5,790,708    $9,980,076
                                                                                ==========   ===========  ===========    ==========
Legg Mason Partners Variable Portfolios II (10.5%)
  LMPVPII Aggressive Growth Subaccount (Class I) (Cost $2,248,117)                 110,828    $2,871,566   $  157,315   $   168,313
  LMPVPII Appreciation Subaccount (Cost $16,871,970)                               793,940    21,237,895    1,132,212     3,827,314
  LMPVPII Diversified Strategic Income Subaccount (Cost $8,644,644)                889,443     7,942,726      633,674     2,257,112
  LMPVPII Equity Index Subaccount (Class II) (Cost $10,959,633)                    386,701    13,198,103      626,216     2,443,831
  LMPVPII Fundamental Value Subaccount (Cost $29,592,361)                        1,539,581    35,087,040    2,446,375     5,800,642
  LMPVPII Growth and Income Subaccount (Class I) (Cost $28,709)                      6,233        35,154        2,880        22,936
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $68,345,434)                                                     3,726,726   $80,372,484   $4,998,672   $14,520,148
                                                                                ==========   ===========  ===========    ==========
Legg Mason Partners Variable Portfolios III, Inc. (4.3%)
  LMPVPIII Adjustable Rate Income Subaccount (Cost $156,680)                        15,521   $   153,348   $    6,945   $    53,881
  LMPVPIII Aggressive Growth Subaccount (Cost $20,680,217)                       1,791,216    28,946,044      780,064     4,398,408
  LMPVPIII Large Cap Growth Subaccount (Cost $3,140,127)                           242,105     3,817,993      451,014     1,131,442
  LMPVPIII Social Awareness Stock Subaccount (Cost $0)                                  --            --           --           --
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $23,977,024)                                                     2,048,842   $32,917,385   $1,238,023   $ 5,583,731
                                                                                ==========   ===========  ===========    ==========
Lord Abbett Series Fund, Inc. (0.1%)
  Lord Abbett Growth and Income Subaccount (Class VC) (Cost $200,090)               7,487    $   219,661   $  126,383   $   258,688
  Lord Abbett Mid-Cap Value Subaccount (Class VC) (Cost $335,864)                   15,996       348,387      169,491       133,785
                                                                                ----------   -----------  -----------    ----------
    Total (Cost $535,954)                                                           23,483   $   568,048   $  295,874   $   392,473
                                                                                ==========   ===========  ===========    ==========
Managed Assets Trust (0.0%)
  Managed Assets Subaccount
    Total (Cost $0)                                                                     --  $         --  $   213,085   $   400,125
                                                                                ----------   -----------  -----------    ----------


                                                                                            As of and for the period ended
                                                                                            December 31, 2006 -- (Continued)
                                                                                ----------------------------------------------------
INVESTMENTS                                                                        No. of      Market        Cost of    Proceeds
                                                                                   Shares       Value        Purchases  from Sales
                                                                                ----------   ------------    ---------  ------------
Met Investors Series Trust (15.5%)

  MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (Cost $10,547,477)          522,887  $ 10,159,703  $ 12,119,670  $  1,454,585
  MIST BlackRock High Yield Subaccount (Class A) (Cost $10,872,013)              1,298,045    11,578,560    12,618,294     1,778,859
  MIST BlackRock Large-Cap Core Subaccount (Class A) (Cost $1,297,176)             124,000     1,388,804     1,788,326       493,156
  MIST Dreman Small-Cap Value Subaccount (Class A) (Cost $203,534)                  16,136       222,197       281,646        78,332
  MIST Harris Oakmark International Subaccount (Class A) (Cost $13,886,588)        812,277    15,457,622    15,952,515     2,108,343
  MIST Janus Capital Appreciation Subaccount (Class A) (Cost $34,713,170)          463,360    35,975,304    42,117,576     7,140,087
  MIST Legg Mason Partners Managed Assets Subaccount (Class A)
    (Cost $264,672)                                                                 15,636       282,540       320,589        57,818
  MIST Lord Abbett Bond Debenture Subaccount (Class A) (Cost $11,732,200)          992,462    12,415,694    14,138,474     2,450,360
  MIST Lord Abbett Growth and Income Subaccount (Class B) (Cost $7,176,633)        267,043     7,797,655     8,296,559     1,143,105
  MIST Lord Abbett Mid-Cap Value Subaccount (Class B) (Cost $45,902)                 2,270        51,208        46,822           990
  MIST Met/AIM Capital Appreciation Subaccount (Class A) (Cost $3,356,058)         276,379     2,993,187     3,780,367       405,445
  MIST MFS(R) Value Subaccount (Class A) (Cost $409,214)                            29,907       425,877       437,114        28,830
  MIST Neuberger Berman Real Estate Subaccount (Class A) (Cost $14,652,086)        940,091    17,043,846    16,313,216     1,781,474
  MIST Pioneer Fund Subaccount (Class A) (Cost $65,374)                              4,730        69,198        82,076        16,187
  MIST Pioneer Strategic Income Subaccount (Class A) (Cost $2,216,023)             233,816     2,211,900     2,692,659       483,914
  MIST Third Avenue Small Cap Value Subaccount (Class B) (Cost $408,349)            24,303       423,363       445,457        36,382
                                                                                ----------  ------------  ------------  ------------
    Total (Cost $111,846,469)                                                    6,023,342  $118,496,658  $131,431,360  $ 19,457,867
                                                                                ==========  ============  ============  ============

Metropolitan Series Fund, Inc. (32.5%)
  MSF BlackRock Aggressive Growth Subaccount (Class D) (Cost $21,784,645)          903,479  $ 21,502,807  $ 25,563,499  $  3,561,779
  MSF BlackRock Bond Income Subaccount (Class A) (Cost $28,746,810)                277,721    30,163,247    32,882,478     4,234,059
  MSF BlackRock Money Market Subaccount (Class A) (Cost $20,364,721)               203,647    20,364,722    28,539,567     8,174,846
  MSF FI Large Cap Subaccount (Class A) (Cost $40,391,316)                       2,737,279    41,387,661    47,901,627     7,189,776
  MSF FI Value Leaders Subaccount (Class D) (Cost $34,830,494)                     173,685    36,117,752    40,985,732     6,067,451
  MSF MFS(R) Total Return Subaccount (Class F) (Cost $74,215,025)                  514,128    79,880,067    84,116,783    10,068,834
  MSF Oppenheimer Global Equity Subaccount (Class B) (Cost $9,928,100)             614,195    10,318,482    10,157,463       227,678
  MSF T. Rowe Price Large Cap Growth Subaccount (Class B) (Cost $7,268,020)        517,806     7,865,478     7,958,122       683,222
  MSF Western Asset Management High Yield Bond Subaccount (Class A)
    (Cost $101,654)                                                                 10,558       108,854       140,650        39,078
  MSF Western Asset Management U.S. Government Subaccount (Class A)
    (Cost $98,097)                                                                   8,331       102,468       110,535        12,510
                                                                                ----------  ------------  ------------  ------------
    Total (Cost $237,728,882)                                                    5,960,829  $247,811,538  $278,356,456  $ 40,259,233
                                                                                ==========  ============  ============  ============
                                                                                                                        ------------
Money Market Portfolio (0.0%)
  Money Market Subaccount
    Total (Cost $0)                                                                     --  $         --  $  1,988,078  $ 20,016,044
                                                                                ==========  ============  ============  ============
Morgan Stanley Variable Investment Series (0.3%)
  Morgan Stanley Dividend Growth Subaccount (Cost $580,917)                         41,256  $    681,136  $     25,944  $     44,069
  Morgan Stanley Equity Subaccount (Cost $172,922)                                   7,562       222,631        48,000        62,281
  Morgan Stanley S&P 500 Index Subaccount (Cost $1,026,045)                         97,544     1,260,268        70,873       150,832
                                                                                ----------  ------------  ------------  ------------
    Total (Cost $1,779,884)                                                        146,362  $  2,164,035  $    144,817  $    257,182
                                                                                ==========  ============  ============  ============
Oppenheimer Variable Account Funds (0.0%)
  Oppenheimer Main Street/VA Subaccount ( Service Shares)
    Total (Cost $0)                                                                     --  $         --  $      1,663  $     57,637
                                                                                ----------  ------------  ------------  ------------
PIMCO Variable Insurance Trust (2.5%)
  PIMCO VIT Real Return Subaccount (Administrative Class)
    (Cost $405,214)                                                                 31,958  $    381,254  $     95,041  $    291,633
  PIMCO VIT Total Return Subaccount (Administrative Class)
    (Cost $19,015,935)                                                           1,864,236    18,866,065     2,431,205     4,055,934
                                                                                ----------  ------------  ------------  ------------
    Total (Cost $19,421,149)                                                     1,896,194  $ 19,247,319  $  2,526,246  $  4,347,567
                                                                                ==========  ============  ============  ============



                                                                                            As of and for the period ended
                                                                                           December 31, 2006 -- (Continued)
                                                                                ----------------------------------------------------
INVESTMENTS                                                                       No. of      Market        Cost of     Proceeds
                                                                                  Shares      Value       Purchases     from Sales
                                                                                ---------  ------------  ------------  ------------
Putnam Variable Trust (0.8%)
  Putnam VT Discovery Growth Subaccount (Class IB) (Cost $181,006)                 40,570  $    240,173  $     22,725  $     31,232
  Putnam VT International Equity Subaccount (Class IB) (Cost $2,824,695)          188,985     3,900,644     2,016,131     1,313,330
  Putnam VT Small Cap Value Subaccount (Class IB) (Cost $1,656,084)                94,567     2,295,147       382,283       686,581
                                                                                ---------  ------------  ------------  ------------
    Total (Cost $4,661,785)                                                       324,122  $  6,435,964  $  2,421,139  $  2,031,143
                                                                                =========  ============  ============  ============
The Travelers Series Trust (0.0%)
  Travelers AIM Capital Appreciation Subaccount (Cost $0)                              --  $         --  $    114,448  $  3,406,367
  Travelers Convertible Securities Subaccount (Cost $0)                                --            --       403,002    14,434,211
  Travelers Disciplined Mid Cap Stock Subaccount (Cost $0)                             --            --     2,014,263    12,494,081
  Travelers Equity Income Subaccount (Cost $0)                                         --            --     4,951,436    43,290,410
  Travelers Federated High Yield Subaccount (Cost $0)                                  --            --     1,021,058    13,305,781
  Travelers Federated Stock Subaccount (Cost $0)                                       --            --     1,121,433     7,853,418
  Travelers Large Cap Subaccount (Cost $0)                                             --            --     1,624,586    26,419,414
  Travelers Mercury Large Cap Core Subaccount (Cost $0)                                --            --        66,194     2,024,464
  Travelers MFS(R) Mid Cap Growth Subaccount (Cost $0)                                 --            --     1,410,706    27,115,061
  Travelers MFS(R) Total Return Subaccount (Cost $0)                                   --            --     2,013,069    68,746,989
  Travelers MFS(R) Value Subaccount (Cost $0)                                          --            --        34,146       167,371
  Travelers Mondrian International Stock Subaccount (Cost $0)                          --            --     1,160,349    15,818,604
  Travelers Pioneer Fund Subaccount (Cost $0)                                          --            --           291        29,001
  Travelers Pioneer Strategic Income Subaccount (Cost $0)                              --            --        71,125     2,698,976
  Travelers Quality Bond Subaccount (Cost $0)                                          --            --     2,642,999    34,459,957
  Travelers Strategic Equity Subaccount (Cost $0)                                      --            --     1,036,426    24,347,869
  Travelers Style Focus Series: Small Cap Value Subaccount (Cost $0)                   --            --        22,626       140,265
  Travelers U.S. Government Securities Subaccount (Cost $0)                            --            --         9,212       109,973
                                                                                ---------  ------------  ------------  ------------
    Total (Cost $0)                                                                    --           $--  $ 19,717,369  $296,862,212
                                                                                =========  ============  ============  ============
Universal Institutional Funds, Inc. (3.6%)
  UIF Core Plus Fixed Income Subaccount (Class II) (Cost $4,870,053)              427,012  $  4,833,780  $  1,021,468  $    542,547
  UIF Emerging Markets Equity Subaccount (Class I) (Cost $2,283,062)              206,127     4,027,728       760,440       780,883
  UIF Equity and Income Subaccount (Class II) (Cost $0)                                --            --       485,196     5,821,840
  UIF Equity Growth Subaccount (Class I) (Cost $1,746,084)                        127,359     2,098,872       268,629       477,776
  UIF Global Franchise Subaccount (Class II) (Cost $0)                                 --            --     1,104,552    10,120,233
  UIF Global Value Equity Subaccount (Class I) (Cost $3,932,607)                  299,968     5,093,455       702,379       718,291
  UIF Mid Cap Growth Subaccount (Class I) (Cost $1,749,299)                       187,072     2,334,664       280,309       531,434
  UIF Small Company Growth Subaccount (Class II) (Cost $1,477,006)                 95,815     1,718,928       387,705       263,168
  UIF Technology Subaccount (Class I) (Cost $0)                                        --            --         3,021       274,681
  UIF U.S. Mid Cap Value Subaccount (Class I) (Cost $3,335,041)                   226,950     4,480,000       724,552       795,156
  UIF U.S. Real Estate Subaccount (Class I) (Cost $0)                                  --            --       810,088     6,453,178
  UIF Value Subaccount (Class I) (Cost $2,813,883)                                215,386     3,202,788       555,146       569,834
                                                                                ---------  ------------  ------------  ------------
    Total (Cost $22,207,035)                                                    1,785,689  $ 27,790,215  $  7,103,485  $ 27,349,021
                                                                                =========  ============  ============  ============
Van Kampen Life Investment Trust (7.5%)
  Van Kampen LIT Comstock Subaccount (Class I) (Cost $419,597)                     36,685  $    541,106  $     42,932  $    120,642
  Van Kampen LIT Comstock Subaccount (Class II) (Cost $23,088,205)              1,944,535    28,584,661     3,279,011     3,500,360
  Van Kampen LIT Enterprise Subaccount (Class I) (Cost $672,367)                   31,145       484,933         2,347       114,856
  Van Kampen LIT Enterprise Subaccount (Class II) (Cost $710,643)                  53,923       839,047        29,498       403,260
  Van Kampen LIT Government Subaccount (Class I) (Cost $917,863)                   99,685       927,072        46,531       141,630
  Van Kampen LIT Government Subaccount (Class II) (Cost $5,819,794)               621,308     5,778,166       455,991     1,388,131
  Van Kampen LIT Growth and Income Subaccount (Class I) (Cost $965,259)            60,011     1,320,242       134,722       422,172
  Van Kampen LIT Growth and Income Subaccount (Class II) (Cost $9,744,265)        576,816    12,666,883     1,482,855     1,587,884
  Van Kampen LIT Money Market Subaccount (Class I) (Cost $0)                           --            --        17,689     1,561,950
   Van Kampen LIT Money Market Subaccount (Class II) (Cost $0)                         --            --     1,047,039     6,173,451
  Van Kampen LIT Strategic Growth Subaccount (Class I) (Cost $929,921)             22,692       653,759           181        82,591


4. STATEMENT OF INVESTMENTS -- (Concluded)


                                                                                            As of and for the period ended
                                                                                           December 31, 2006 -- (Concluded)
                                                                                ----------------------------------------------------
INVESTMENTS                                                                       No. of      Market        Cost of     Proceeds
                                                                                  Shares      Value       Purchases     from Sales
                                                                                ---------  ------------  ------------  ------------
Van Kampen Life Investment Trust -- (Continued)
  Van Kampen LIT Strategic Growth Subaccount (Class II) (Cost $4,189,916)         170,763     4,873,581       204,070       905,068
                                                                                ---------   -----------   -----------   -----------
    Total (Cost $47,457,830)                                                    3,617,563   $56,669,450   $ 6,742,866   $16,401,995
                                                                                =========   ===========   ===========   ===========
Variable Insurance Products Fund (7.2%)

  VIP Contrafund(R) Subaccount (Service Class 2) (Cost $23,298,532)               944,477   $29,382,674   $ 6,005,566   $ 2,949,562
  VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
    (Cost $320,425)                                                                45,911       435,233       103,007       118,893
  VIP Mid Cap Subaccount (Service Class 2) (Cost $18,777,232)                     734,123    25,143,713     5,609,065     2,322,335
                                                                                ---------   -----------   -----------   -----------
    Total (Cost $42,396,189)                                                    1,724,511   $54,961,620   $11,717,638   $ 5,390,790
                                                                                =========   ===========   ===========   ===========


5. FINANCIAL HIGHLIGHTS

                                  Year                Unit Value         Net      Investment(1) Expense Ratio(2)     Total Return(3)
                                  Ended      Units    Lowest to        Assets        Income        Lowest to            Lowest to
                                 Dec 31      (000s)   Highest ($)     ($000s)       Ratio (%)     Highest (%)          Highest (%)
                                 ------      ------   -----------     -------     -----------    --------------       --------------
AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount
    (Series I)                    2006      3,620           1.081       3,914         0.55              1.40                   8.10
  AIM V.I. Premier Equity Subaccount
    (Series I)                    2006         --   0.724 - 0.731         --          1.02       1.40 - 1.60            5.03 - 5.08
                                  2005      5,434   0.689 - 0.696       3,781         0.81       1.40 - 1.60            3.92 - 4.19
                                  2004      6,218   0.663 - 0.668       4,152         0.44       1.40 - 1.60            4.08 - 4.38
                                  2003      6,962   0.637 - 0.640       4,457         0.30       1.40 - 1.60          23.21 - 23.31
                                  2002      7,493   0.517 - 0.519       3,889         0.33       1.40 - 1.60         (31.26) - 4.44
AllianceBernstein Variable Products
  Series Fund, Inc.
  AllianceBernstein Large-Cap
    Growth Subaccount (Class B)   2006         --   0.622 - 1.470          --           --       1.40 - 2.00         (2.61) - (2.02)
                                  2005     12,328   0.636 - 1.506       7,957           --       1.40 - 2.00          12.56 - 13.23
                                  2004     14,332   0.563 - 1.335       8,163           --       1.40 - 2.00            6.23 - 6.78
                                  2003     16,035   0.528 - 1.255       8,544           --       1.40 - 2.00           6.92 - 21.79
                                  2002     18,895   0.435 - 0.436       8,246           --       1.40 - 1.60       (31.92) - (31.88)
American Funds Insurance Series
  American Funds Global Growth
    Subaccount (Class 2)          2006        284   1.909 - 1.937         549         0.85       1.40 - 1.80          18.28 - 18.76
                                  2005         70   1.614 - 1.631         113         0.34       1.40 - 1.80           8.32 - 12.48
                                  2004         10           1.450          15         0.35              1.40                  11.88
                                  2003         16           1.296          20         0.18              1.40                  29.60
  American Funds Growth Subaccount
    (Class 2)                     2006        638   1.699 - 1.724       1,099         0.92       1.40 - 1.80            8.22 - 8.63
                                  2005        435   1.570 - 1.587         690         1.07       1.40 - 1.80           7.17 - 14.58
                                  2004         28           1.385          39         0.07              1.40                  10.98
                                  2003         79           1.248          98         0.16              1.40                  24.80
  American Funds Growth-Income
    Subaccount (Class 2)          2006        973   1.594 - 1.617       1,572         1.66       1.40 - 1.80          13.21 - 13.63
                                  2005        932   1.408 - 1.423       1,327         1.41       1.40 - 1.80            3.91 - 4.33
                                  2004        792   1.355 - 1.364       1,080         0.98       1.40 - 1.80            8.40 - 9.16
                                  2003        353   1.250 - 1.253         443         2.00       1.40 - 1.80          23.89 - 25.30
Capital Appreciation Fund
  Capital Appreciation Subaccount 2006         --   1.701 - 2.153         --            --       1.40 - 2.00         (1.22) - (0.97)
                                  2005     20,593   1.722 - 2.174      44,755           --       1.40 - 2.00          15.88 - 16.57
                                  2004     23,521   1.486 - 1.865      43,860           --       1.40 - 2.00          17.48 - 18.60
                                  2003     26,792   1.270 - 1.583      42,395         0.05       1.40 - 1.80           7.63 - 23.19
                                  2002     30,669   1.280 - 1.285      39,405         1.49       1.40 - 1.60       (26.31) - (26.11)
Credit Suisse Trust
  Credit Suisse Trust Emerging
    Markets Subaccount            2006      2,486           1.970       4,898         0.53              1.40          30.41 - 30.72
                                  2005      2,014           1.507       3,036         0.73              1.40                  26.11
                                  2004      1,953   1.186 - 1.195       2,333         0.29       1.40 - 1.60          23.03 - 23.20
                                  2003      2,027   0.964 - 0.970       1,966           --       1.40 - 1.60          40.52 - 40.99
                                  2002      2,661   0.686 - 0.688       1,832         0.15       1.40 - 1.60       (19.86) - (12.80)

5. FINANCIAL HIGHLIGHTS -- (Continued)

                                  Year                Unit Value         Net      Investment(1)  Expense Ratio(2)    Total Return(3)
                                  Ended      Units    Lowest to        Assets        Income        Lowest to           Lowest to
                                 Dec 31      (000s)   Highest ($)     ($000s)       Ratio (%)     Highest (%)         Highest (%)
                                 ------      ------   -----------     -------     -----------    --------------      --------------
Delaware VIP Trust
  Delaware VIP REIT Subaccount
    (Standard Class)              2006         --   2.424 - 2.934         --          2.36       1.40 - 1.80          30.25 - 30.75
                                  2005      4,266   1.861 - 2.244       9,543         1.92       1.40 - 1.80            5.26 - 5.70
                                  2004      4,937   1.768 - 2.123      10,457         2.04       1.40 - 1.80          29.05 - 29.53
                                  2003      4,722   1.370 - 1.639       7,721         2.45       1.40 - 1.80          28.76 - 32.18
                                  2002      4,217   1.235 - 1.240       5,228         1.89       1.40 - 1.60            2.83 - 3.08
Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation
    Subaccount (Initial Shares)   2006      6,591   1.287 - 1.508       8,488         1.58       1.40 - 1.80          14.42 - 14.81
                                  2005      7,816   1.110 - 1.318       8,761         0.02       1.40 - 1.80            2.49 - 2.94
                                  2004      9,146   1.081 - 1.286       9,960         1.61       1.40 - 1.80            3.21 - 3.62
                                  2003     10,335   1.045 - 1.246      10,865         1.38       1.40 - 1.80          11.35 - 19.43
                                  2002     10,993   0.876 - 0.880       9,669         1.11       1.40 - 1.60      (18.05) - (17.83)
  Dreyfus VIF Developing Leaders
    Subaccount (Initial Shares)   2006      9,921   1.313 - 1.566      13,200         0.41       1.40 - 2.00            1.70 - 2.31
                                  2005     11,249   1.286 - 1.537      14,624           --       1.40 - 2.00            3.73 - 4.34
                                  2004     12,657   1.235 - 1.479      15,777         0.20       1.40 - 2.00            9.11 - 9.80
                                  2003     13,890   1.127 - 1.352      15,766         0.03       1.40 - 2.00          11.75 - 29.93
                                  2002     13,490   0.869 - 0.872      11,769         0.04       1.40 - 1.60      (20.42) - (20.29)
DWS Variable Series I
  DWSI Growth & Income Subaccount
    (Class B)                     2006        485   1.221 - 1.416         674         0.60       1.60 - 2.25          10.80 - 11.50
                                  2005        513   1.102 - 1.270         642         0.97       1.60 - 2.25           3.47 - 10.42
                                  2004        350   1.210 - 1.221         425         0.07       1.60 - 2.15            7.46 - 7.63
                                  2003         18   1.126 - 1.127          20           --       2.00 - 2.15           5.82 - 12.60
DWS Variable Series II
  DWSII International Select Equity
    Subaccount (Class B)          2006      2,314   1.372 - 1.941       4,250         1.59       1.55 - 2.25          22.31 - 23.17
                                  2005      2,267   1.120 - 1.577       3,422         2.07       1.55 - 2.25           4.10 - 12.16
                                  2004      1,215   1.167 - 1.406       1,696         0.28       1.60 - 2.25          12.12 - 19.93
                                  2003        186   1.208 - 1.209         225           --       2.00 - 2.15          13.20 - 20.80
FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation
    V.I. Subaccount (Class III)   2006         --           1.431          --           --              1.40                   8.82
                                  2005         55           1.315          72         3.17              1.40                   8.68
                                  2004          1           1.210           1         3.34              1.40                  12.66
                                  2003          1           1.074           1         2.93              1.40                   7.40
  FAMVS Mercury Value
    Opportunities V.I. Subaccount
    (Class III)                   2006         --   1.449 - 1.463          --           --       1.40 - 1.80          11.38 - 11.51
                                  2005          9   1.301 - 1.312          12         2.26       1.40 - 1.80            8.61 - 9.05
                                  2004          1           1.208           1           --              1.40                  13.11
                                  2003          1           1.068           1         0.14              1.40                   6.80

                                  Year                Unit Value         Net      Investment(1)  Expense Ratio(2)    Total Return(3)
                                  Ended      Units    Lowest to        Assets        Income        Lowest to           Lowest to
                                 Dec 31      (000s)   Highest ($)     ($000s)       Ratio (%)     Highest (%)         Highest (%)
                                 ------      ------   -----------     -------     -----------    --------------       --------------
Franklin Templeton Variable
  Insurance Products Trust
  FTVIPT Mutual Shares Securities
    Subaccount (Class 2)          2006         --   1.460 - 1.771          --           --       1.40 - 1.80           16.28 -16.80
                                  2005        444   1.253 - 1.523         563         0.93       1.40 - 1.80            4.89 - 8.98
                                  2004        382   1.152 - 1.158         442         0.77       1.40 - 1.60           9.09 - 11.03
                                  2003        322           1.043         336         0.74              1.40                  23.43
                                  2002        178           0.845         150         0.51              1.40                (15.50)
  FTVIPT Templeton Developing
    Markets Securities Subaccount
    (Class 2)                     2006        227   2.785 - 2.826         640         1.33       1.40 - 1.80          20.93 - 26.27
                                  2005        444           2.238         994         0.71              1.40                  25.66
                                  2004         52           1.781          93         1.14              1.40                  23.00
                                  2003          1           1.448           1         1.09              1.40                  44.80
  FTVIPT Templeton Foreign
    Securities Subaccount
    (Class 2)                     2006        207          1.499          310         1.16              1.40                  19.82
                                  2005        239          1.251          300         1.07              1.40                   8.59
                                  2004         22          1.152           26         0.29              1.40                  15.20
  FTVIPT Templeton Growth
    Securities Subaccount
    (Class 2)                     2006         --   1.508 - 1.970          --           --       1.40 - 1.80          19.61 - 20.13
                                  2005        653   1.258 - 1.647         829         1.06       1.40 - 1.80            6.95 - 7.37
                                  2004        353   1.174 - 1.540         417         1.10       1.40 - 1.80          10.86 - 14.34
                                  2003        218           1.032         225         1.61              1.40                  30.30
                                  2002        191           0.792         152         0.75              1.40                (20.80)
High Yield Bond Trust
  High Yield Bond Subaccount      2006         --           1.094          --         4.49              1.40                   2.34
                                  2005         86           1.069          92         0.01              1.40                 (0.09)
                                  2004          1           1.070           1         6.88              1.40                   7.00
Janus Aspen Series
  Janus Aspen Balanced Subaccount
    (Service Shares)              2006         --   1.091 - 1.324          --           --       1.40 - 2.10            3.13 - 3.38
                                  2005     12,010   1.056 - 1.282      13,013         2.04       1.40 - 2.10            3.49 - 6.18
                                  2004     13,603   0.997 - 1.213      13,859         2.15       1.40 - 2.10            6.07 - 6.70
                                  2003     15,399   0.935 - 1.140      14,659         1.84       1.40 - 2.10           4.79 - 12.16
                                  2002     15,767   0.836 - 0.983      13,307         2.05       1.40 - 1.70        (8.24) - (7.90)
  Janus Aspen Forty Subaccount
    (Service Shares)              2006        974   0.907 - 1.670       1,169         0.14       1.40 - 2.00            6.94 - 7.52
                                  2005      1,090   0.845 - 1.560       1,233         0.01       1.40 - 2.00           7.09 - 11.07
                                  2004        940   0.762 - 1.412         895         0.03       1.40 - 1.90          15.74 - 16.36
                                  2003      1,034   0.657 - 1.220         831         0.25       1.40 - 1.90           6.18 - 18.49
                                  2002        953   0.555 - 0.941         591         0.32       1.40 - 1.70      (17.34) - (17.11)
  Janus Aspen Global Life Sciences
    Subaccount (Service Shares)   2006      2,737   1.041 - 1.639       2,901          --        1.40 - 2.00            4.23 - 4.88
                                  2005      3,165   0.995 - 1.570       3,183          --        1.40 - 2.00          10.16 - 10.69
                                  2004      3,486   0.900 - 1.423       3,165          --        1.40 - 2.00          11.93 - 12.67
                                  2003      3,646   0.801 - 1.268       2,938          --        1.40 - 2.00           7.29 - 24.42
                                  2002      3,739   0.645 - 0.647       2,419          --        1.40 - 1.60      (30.65) - (30.50)

                                  Year                Unit Value         Net      Investment(1)  Expense Ratio(2)    Total Return(3)
                                  Ended      Units    Lowest to        Assets        Income        Lowest to            Lowest to
                                 Dec 31      (000s)   Highest ($)     ($000s)       Ratio (%)     Highest (%)          Highest (%)
                                 ------      ------   -----------     -------     -----------    --------------       --------------
Janus Aspen Series -- (Continued)
  Janus Aspen Global Technology
    Subaccount (Service Shares)   2006      7,252   0.405 - 1.688       2,984           --       1.40 - 2.00            5.68 - 6.30
                                  2005      7,935   0.381 - 1.594       3,038           --       1.40 - 2.00           9.39 - 10.12
                                  2004     10,165   0.346 - 1.455       3,536           --       1.40 - 2.00          (1.22) - 8.87
                                  2003     10,051   0.349 - 1.473       3,523           --       1.40 - 1.80          16.72 - 44.21
                                  2002     11,940           0.242       2,886           --              1.40                (41.69)
  Janus Aspen Mid Cap Value
    Subaccount (Service Shares)   2006        405   1.872 - 1.921         771         1.00       1.40 - 2.10          12.70 - 13.47
                                  2005        461   1.661 - 1.693         775         0.64       1.40 - 2.10            7.72 - 8.53
                                  2004        475   1.542 - 1.560         739         3.25       1.40 - 2.10          15.33 - 16.16
                                  2003        421   1.337 - 1.343         564         0.11       1.40 - 2.10          20.89 - 34.30
  Janus Aspen Worldwide Growth
    Subaccount (Service Shares)   2006      9,880   0.671 - 1.588       7,022         1.62       1.40 - 2.10          15.53 - 16.27
                                  2005     11,418   0.578 - 1.371       7,048         1.20       1.40 - 2.10            3.35 - 4.10
                                  2004     13,052   0.557 - 1.322       7,747         0.91       1.40 - 2.10            2.41 - 3.13
                                  2003     14,122   0.541 - 1.288       8,019         0.85       1.40 - 2.10          12.24 - 23.73
                                  2002     16,018   0.444 - 0.855       7,231         0.61       1.40 - 1.70      (26.97) - (26.77)
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap
    Subaccount                    2006         --           1.745          --           --              1.40                  12.44
                                  2005         67           1.552         104           --              1.40                   2.58
                                  2004         34           1.513          52           --              1.40                  13.25
                                  2003          4           1.336           5           --              1.40                  33.60

                                  Year                Unit Value        Net     Investment(1)  Expense Ratio(2)     Total Return(3)
                                  Ended      Units    Lowest to        Assets       Income       Lowest to            Lowest to
                                 Dec 31      (000s)   Highest ($)     ($000s)      Ratio (%)    Highest (%)          Highest (%)
                                 ------      ------   -----------     -------    -----------   --------------       --------------
Legg Mason Partners Variable
  Portfolios I, Inc.
  LMPVPI All Cap Subaccount
    (Class I)                     2006     11,577   1.191 - 1.977      22,020         1.34       1.40 - 2.25          15.52 - 16.43
                                  2005     12,673   1.029 - 1.698      20,717         0.85       1.40 - 2.25            0.00 - 2.60
                                  2004     13,662   1.058 - 1.655      21,890         0.54       1.40 - 2.25            2.52 - 6.84
                                  2003     13,510   1.136 - 1.549      20,400         0.27       1.40 - 2.15          10.90 - 39.11
                                  2002     12,094   0.831 - 1.130      13,420         0.57       1.40 - 1.70      (26.33) - (26.10)
  LMPVPI Global High Yield Bond
    Subaccount (Class I)          2006      2,563   1.087 - 1.672       3,793         5.83       1.40 - 2.25            8.21 - 9.07
                                  2005      2,635   1.003 - 1.533       3,655         6.58       1.40 - 2.25            0.10 - 3.89
                                  2004      2,049   1.161 - 1.497       2,865         7.72       1.40 - 2.15            3.09 - 9.51
                                  2003      1,285   1.068 - 1.367       1,694         9.26       1.40 - 2.15           5.22 - 22.49
                                  2002        573   1.095 - 1.116         635         7.83       1.40 - 1.70            5.49 - 5.78
  LMPVPI Investors Subaccount
    (Class I)                     2006     14,037   1.200 - 1.773      22,566         1.58       1.40 - 2.25           8.05 - 16.63
                                  2005     16,170   1.036 - 1.527      22,275         1.14       1.40 - 2.25           3.50 - 10.73
                                  2004     18,355   1.211 - 1.459      24,082         1.45       1.40 - 2.15            2.59 - 8.89
                                  2003     19,490   1.116 - 1.346      23,489         1.44       1.40 - 2.10          12.82 - 33.40
                                  2002     19,929   0.858 - 0.923      18,373         1.23       1.40 - 1.70      (24.34) - (24.10)
  LMPVPI Large Cap Growth
    Subaccount (Class I)          2006        888   1.039 - 1.503       1,199           --       1.40 - 2.25            1.86 - 2.81
                                  2005      1,049   1.020 - 1.468       1,354         0.02       1.40 - 2.25          (2.08) - 7.70
                                  2004        859   1.124 - 1.420       1,087         0.32       1.40 - 2.15          (1.46) - 9.48
                                  2003        208   1.140 - 1.439         266         0.02       1.40 - 2.00           2.93 - 42.50
                                  2002         13           0.800          10           --              1.40                (20.00)
  LMPVPI Small Cap Growth
    Subaccount (Class I)          2006      3,403   1.102 - 2.006       5,199           --       1.40 - 2.25          10.19 - 11.18
                                  2005      3,694   0.993 - 1.812       5,042           --       1.40 - 2.25          (0.10) - 3.41
                                  2004      4,008   0.962 - 1.758       5,265           --       1.40 - 2.25           5.52 - 28.84
                                  2003      3,127   0.849 - 1.555       3,155           --       1.40 - 2.15          11.33 - 54.27
                                  2002      2,299   0.579 - 0.808       1,443           --       1.40 - 1.70      (35.83) - (35.66)
  LMPVPI Strategic Bond
    Subaccount (Class I)          2006      6,312   1.021 - 1.510       8,029         5.38       1.40 - 2.25            2.71 - 3.57
                                  2005      6,557   0.993 - 1.458       8,127         5.21       1.40 - 2.25          (0.20) - 1.04
                                  2004      5,516   1.059 - 1.443       6,938         5.43       1.40 - 2.25            0.94 - 5.17
                                  2003      3,592   1.014 - 1.372       4,508         6.46       1.40 - 2.15           2.63 - 11.64
                                  2002      2,433   1.085 - 1.229       2,842         6.21       1.40 - 1.70            5.96 - 7.34
Legg Mason Partners Variable
  Portfolios II
  LMPVPII Aggressive Growth
    Subaccount (Class I)          2006      1,761   1.170 - 1.750       2,871           --       1.40 - 2.15            8.72 - 9.59
                                  2005      1,727   1.076 - 1.607       2,598           --       1.40 - 2.15            0.65 - 8.35
                                  2004      1,119   1.120 - 1.492       1,573           --       1.40 - 2.15           4.89 - 14.98
                                  2003        376   1.047 - 1.395         499           --       1.40 - 2.15           6.85 - 38.13
                                  2002         16           0.758          12           --              1.40                (24.20)

                                  Year                Unit Value      Net      Investment(1)   Expense Ratio(2)     Total Return(3)
                                  Ended      Units    Lowest to      ssets        Income         Lowest to            Lowest to
                                 Dec 31      (000s)   Highest ($)   ($000s)       Ratio (%)      Highest (%)          Highest (%)
                                 ------      ------   -----------   -------     -----------    --------------       --------------
Legg Mason Partners Variable
  Portfolios II -- (Continued)
  LMPVPII Appreciation Subaccount 2006     12,793           1.660      21,236         1.07              1.40                  13.23
                                  2005     14,889           1.466      21,832         0.83              1.40                   2.81
                                  2004     15,962           1.426      22,759         1.10              1.40                   7.30
                                  2003     16,955           1.329      22,534         0.66              1.40                  22.83
                                  2002     16,583           1.082      17,942         1.56              1.40                (18.65)
  LMPVPII Diversified Strategic
    Income Subaccount             2006      5,539           1.434       7,942         5.46              1.40                   3.91
                                  2005      6,961           1.380       9,603         5.23              1.40                   1.17
                                  2004      8,191           1.364      11,175         4.48              1.40                   5.25
                                  2003     10,456           1.296      13,552         5.83              1.40                  10.20
                                  2002     10,925           1.176      12,851         9.00              1.40                   3.34
  LMPVPII Equity Index
    Subaccount (Class II)         2006     12,482   1.026 - 1.627      13,197         1.30       1.40 - 1.80          13.06 - 13.57
                                  2005     14,508   0.905 - 1.439      13,500         1.19       1.40 - 1.80            2.42 - 2.81
                                  2004     16,143   0.882 - 1.405      14,589         1.38       1.40 - 1.80            8.24 - 8.68
                                  2003     16,372   0.813 - 1.298      13,605         1.07       1.40 - 1.80          12.48 - 26.04
                                  2002     15,425   0.647 - 0.649      10,013         1.87       1.40 - 1.60      (23.61) - (23.47)
  LMPVPII Fundamental Value
    Subaccount                    2006     20,471           1.714      35,084         1.57              1.40                  15.19
                                  2005     23,517           1.488      34,995         0.92              1.40                   3.33
                                  2004     25,754           1.440      37,090         0.66              1.40                   6.67
                                  2003     26,496           1.350      35,758         0.62              1.40                  36.78
                                  2002     27,231           0.987      26,880         1.21              1.40                (22.41)
  LMPVPII Growth and Income
    Subaccount (Class I)          2006         28           1.243          35         0.30              1.40                  10.78
                                  2005         46           1.122          51         0.44              1.40                   2.19
                                  2004         32           1.098          35         0.39              1.40                   6.91
                                  2003         62           1.027          64         0.47              1.40                  28.38
                                  2002         85           0.800          68         0.67              1.40                (20.00)
Legg Mason Partners Variable
Portfolios III, Inc.
  LMPVPIII Adjustable Rate
    Income Subaccount             2006        150   1.013 - 1.033         153         3.72       1.40 - 2.00            2.01 - 2.68
                                  2005        200   0.993 - 1.006         200         3.84       1.40 - 2.00            0.40 - 0.90
                                  2004        108   0.989 - 0.997         108         2.07       1.40 - 2.00        (0.60) - (0.20)
                                  2003         14           0.999          14         2.12              1.40                 (0.10)
  LMPVPIII Aggressive Growth
    Subaccount                    2006     27,152   1.170 - 1.066      28,944           --       1.40 - 2.15            7.01 - 7.24
                                  2005     30,287           0.994      30,097           --              1.40                  10.08
                                  2004     32,536   0.896 - 0.903      29,368           --       1.40 - 1.60            8.21 - 8.40
                                  2003     32,805   0.828 - 0.833      27,311           --       1.40 - 1.60          32.27 - 32.64
                                  2002     31,570   0.626 - 0.628      19,813           --       1.40 - 1.60      (33.69) - (33.54)


                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Legg Mason Partners Variable
  Portfolios III, Inc. -- (Continued)
  LMPVPIII Large Cap Growth
    Subaccount                        2006    3,679           1.038    3,818       0.15               1.4          2.91 - 3.18
                                      2005    4,321           1.006    4,347       0.14              1.40                 3.71
                                      2004    4,478   0.962 - 0.970    4,342       0.36       1.40 - 1.60       (1.33) - (1.02)
                                      2003    4,315   0.975 - 0.980    4,227       0.03       1.40 - 1.60        45.31 - 45.62
                                      2002    2,969   0.671 - 0.673    1,999       0.48       1.40 - 1.60     (25.94) - (25.88)
Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income
    Subaccount (Class VC)             2006      135           1.628      220       1.15              1.40                15.63
                                      2005      228           1.408      322       1.03              1.40                 1.88
                                      2004      205           1.382      283       1.65              1.40                11.09
                                      2003       75           1.244       93       1.56              1.40                24.40
  Lord Abbett Mid-Cap Value
    Subaccount (Class VC)             2006      191   1.780 - 1.820      348       0.50       1.40 - 2.00        10.01 - 10.71
                                      2005      187   1.618 - 1.644      307       0.55       1.40 - 2.00          6.10 - 6.68
                                      2004       97   1.525 - 1.541      150       0.53       1.40 - 2.00        15.32 - 22.30
                                      2003       53   1.255 - 1.260       66       1.37       1.40 - 2.00        14.09 - 26.00
Managed Assets Trust
  Managed Assets Subaccount           2006       --           1.140       --       2.12              1.40                 3.26
                                      2005      173           1.104      191       0.02              1.40                 2.41
                                      2004      237           1.078      256       8.04              1.40                 7.80
Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock
    Subaccount (Class A)              2006    4,126   1.798 - 2.480   10,159         --      1.40 - 1.80       (4.87) - (4.65)
  MIST BlackRock High Yield
    Subaccount (Class A)              2006    7,230   1.392 - 1.603   11,578         --      1.40 - 2.00          5.14 - 5.53
  MIST BlackRock Large-Cap Core
    Subaccount (Class A)              2006    1,204   1.135 - 1.744    1,389         --      1.40 - 1.80          5.76 - 6.00
  MIST Dreman Small-Cap Value
    Subaccount (Class A)              2006      173   1.226 - 1.357      222       0.54      1.55 - 2.25         6.07 - 10.78
  MIST Harris Oakmark International
    Subaccount (Class A)              2006    9,783   1.561 - 2.044   15,456         --      1.36 - 1.76        10.07 - 10.34
  MIST Janus Capital Appreciation
    Subaccount (Class A)              2006   16,286   1.740 - 2.2103   5,973         --      1.40 - 2.00          2.29 - 2.65
  MIST Legg Mason Partners Managed
    Assets Subaccount (Class A)       2006      234           1.206      283         --             1.40                 5.79
  MIST Lord Abbett Bond Debenture
    Subaccount (Class A)              2006    7,383   1.396 - 1.684   12,415         --      1.40 - 2.00          4.49 - 4.99
  MIST Lord Abbett Growth and
    Income Subaccount (Class B)       2006    7,226   1.076 - 1.079    7,797         --      1.15 - 1.55          7.49 - 7.79
  MIST Lord Abbett Mid-Cap Value
    Subaccount (Class B)              2006       48           1.073       51         --             1.40                13.07
  MIST Met/AIM Capital Appreciation
    Subaccount (Class A)              2006    3,898   0.661 - 1.517    2,993       0.17      1.40 - 2.25       (1.68) - (1.18)
  MIST MFS(R) Value Subaccount
    (Class A)                         2006      318           1.338      426       1.90             1.40                10.67
  MIST Neuberger Berman Real
    Estate Subaccount (Class A)       2006   13,962   1.215 - 1.222   17,042         --      1.40 - 2.25         5.84 - 21.83

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Met Investors Series Trust --
  (Continued)
  MIST Pioneer Fund Subaccount
    (Class A)                         2006       43           1.593       69          --             1.40                 7.64
  MIST Pioneer Strategic Income
    Subaccount (Class A)              2006    1,434    1.525 - 1.54    32,212       4.43      1.40 - 1.60          3.60 - 3.77
  MIST Third Avenue Small Cap
    Value Subaccount (Class B)        2006      411   1.027 - 1.030       423         --      1.40 - 1.80          2.39 - 2.69
Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive
    Growth Subaccount (Class D)       2006   20,560    1.033 - 1.584   21,501         --      1.40 - 2.00       (2.66) - (2.25)
  MSF BlackRock Bond Income
    Subaccount (Class A)              2006   20,733    1.080 - 1.456   30,161         --      1.40 - 2.00          3.55 - 4.00
  MSF BlackRock Money Market
    Subaccount (Class A)              2006   17,021    1.011 - 1.232   20,363       3.28      1.40 - 2.15          1.87 - 2.41
  MSF FI Large Cap Subaccount
    (Class A)                         2006   25,963    1.080 - 1.610   41,384         --      1.40 - 2.25          0.96 - 1.51
  MSF FI Value Leaders Subaccount
    (Class D)                         2006   18,668    1.097 - 2.014   36,115         --      1.40 - 2.25          2.12 - 2.76
  MSF MFS(R) Total Return
    Subaccount (Class F)              2006   42,406    1.103 - 1.981   79,874         --      1.40 - 2.25          6.42 - 7.02
  MSF Oppenheimer Global Equity
    Subaccount (Class B)              2006    9,841    1.046 - 1.052   10,317         --      1.34 - 2.25          3.26 - 5.62
  MSF T. Rowe Price Large Cap
    Growth Subaccount (Class B)       2006    7,349    1.066 - 1.070    7,865         --      1.40 - 2.00          6.81 - 7.21
  MSF Western Asset Management
    High Yield Bond Subaccount
    (Class A)                         2006       94            1.163      109         --             1.40                 6.31
  MSF Western Asset Management
    U.S. Government Subaccount
    (Class A)                         2006       95            1.082      102         --             1.25                 3.64
Money Market Portfolio
  Money Market Subaccount             2006       --    0.995 - 1.203       --       1.40      1.40 - 2.00          0.71 - 0.93
                                      2005   15,225    0.988 - 1.192   18,058       2.80      1.40 - 2.00          0.92 - 1.45
                                      2004   19,532    0.979 - 1.175   22,894       0.98      1.40 - 2.00       (1.01) - (0.34)
                                      2003   26,074    0.989 - 1.179   30,747       0.79      1.40 - 2.00       (0.70) - (0.60)
                                      2002   37,562            1.187    4,572       1.38             1.40                   --
Morgan Stanley Variable
  Investment Series
  Morgan Stanley Dividend Growth
    Subaccount                        2006      523    1.295 - 1.319      681       1.15      1.60 - 2.15          8.46 - 9.10
                                      2005      533    1.194 - 1.209      639       1.13      1.60 - 2.15          3.11 - 3.69
                                      2004      304    1.158 - 1.166      353       2.45      1.60 - 2.15          5.36 - 6.48
                                      2003        1            1.095        1       0.69             1.60                 9.50
  Morgan Stanley Equity Subaccount    2006      162    1.270 - 1.399      223         --      2.00 - 2.25          1.60 - 2.27
                                      2005      171    1.250 - 1.368      231         --      1.60 - 2.25        15.31 - 16.03
                                      2004      149    1.084 - 1.179      173       0.60      1.60 - 2.25         0.60 - 20.98
                                      2003        2            1.080        2       0.04             1.60                 8.00
  Morgan Stanley S&P 500 Index
    Subaccount                        2006      932    1.151 - 1.384    1,260       1.42      1.55 - 2.20        12.76 - 13.44
                                      2005      986    1.019 - 1.220    1,182       1.65      1.55 - 2.20        (1.15) - 3.70
                                      2004    1,038    1.179 - 1.187    1,226       0.46      1.60 - 2.15          7.97 - 8.50
                                      2003      175    1.092 - 1.094      191         --      1.60 - 2.15          5.41 - 9.40

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Oppenheimer Variable Account Funds
Oppenheimer Main Street/VA
    Subaccount (Service Shares)       2006       --            1.184       --       0.97             1.40                  5.71
                                      2005       48            1.120       53       1.09             1.40                  4.28
                                      2004       33            1.074       35         --             1.40                  7.40
PIMCO Variable Insurance Trust
  PIMCO VIT Real Return
    Subaccount (Administrative Class) 2006      339    1.100 - 1.125      381       4.20      1.40 - 2.00        (1.35) - (0.71)
                                      2005      533    1.115 - 1.133      604       2.76      1.40 - 2.00           0.09 - 0.71
                                      2004      564    1.114 - 1.125      635       1.01      1.40 - 2.00           1.72 - 7.35
                                      2003       64    1.044 - 1.048       67       0.48      1.40 - 2.00           4.50 - 4.80
  PIMCO VIT Total Return
    Subaccount (Administrative Class) 2006   15,062    1.085 - 1.255   18,865       4.41      1.40 - 1.80           1.97 - 2.37
                                      2005   16,957    1.064 - 1.226   20,747       3.39      1.40 - 1.80           0.66 - 1.07
                                      2004   18,739    1.057 - 1.213   22,700       1.88      1.40 - 1.80           3.02 - 3.41
                                      2003   20,964    1.026 - 1.173   24,563       2.86      1.40 - 1.80           1.58 - 3.62
                                      2002   20,033    1.129 - 1.132   22,686       4.05      1.40 - 1.60           7.42 - 7.50
Putnam Variable Trust
  Putnam VT Discovery Growth
    Subaccount (Class IB)             2006      268            0.895      240         --              1.4           9.26 - 9.55
                                      2005      272            0.817      223         --             1.40                  5.69
                                      2004      306    0.767 - 0.773      237         --      1.40 - 1.60           5.79 - 6.18
                                      2003      310    0.725 - 0.728      226         --      1.40 - 1.60         29.93 - 30.00
                                      2002      300    0.558 - 0.560      168         --      1.40 - 1.60      (30.68) - (30.52)
  Putnam VT International Equity
    Subaccount (Class IB)             2006    2,764    1.392 - 2.105    3,900       0.55      1.40 - 1.80         25.45 - 25.94
                                      2005    2,132    1.108 - 1.678    2,390       1.41      1.40 - 1.80         10.25 - 10.58
                                      2004    2,071    1.003 - 1.522    2,099       1.38      1.40 - 1.80         14.09 - 14.63
                                      2003    1,972    0.877 - 1.334    1,746       0.82      1.40 - 1.80         26.37 - 37.67
                                      2002    3,980    0.694 - 0.696    2,770       0.33      1.40 - 1.60      (18.93) - (18.79)
  Putnam VT Small Cap Value
    Subaccount (Class IB)             2006    1,161    1.945 - 2.323    2,295       0.34      1.40 - 2.00         14.96 - 15.64
                                      2005    1,450    1.685 - 2.016    2,477       0.18      1.40 - 2.00           4.92 - 5.59
                                      2004    1,636    1.599 - 1.918    2,646       0.34      1.40 - 2.00         23.69 - 24.40
                                      2003    1,612    1.288 - 1.547    2,095       0.31      1.40 - 2.00         24.36 - 47.66
                                      2002    1,363    0.874 - 0.877    1,195       0.13      1.40 - 1.60      (19.60) - (19.39)
The Travelers Series Trust
  Travelers AIM Capital Appreciation
    Subaccount                        2006       --    0.669 - 1.549       --         --      1.40 - 2.25           6.24 - 6.62
                                      2005    4,169    0.628 - 1.456    3,092       0.21      1.40 - 2.25          5.52 - 10.22
                                      2004    4,787    0.587 - 1.363    3,215       0.15      1.40 - 2.15          4.22 - 17.10
                                      2003    4,581    0.563 - 1.303    2,610         --      1.40 - 2.15          5.10 - 27.38
                                      2002    5,204            0.442    2,298         --             1.40                (24.83)
  Travelers Convertible Securities
    Subaccount                        2006       --    1.336 - 1.604       --       0.85      1.40 - 2.00           6.45 - 6.65
                                      2005    8,907    1.255 - 1.504   13,386       2.45      1.40 - 2.00        (1.65) - (1.05)
                                      2004   10,413    1.276 - 1.520   15,816       2.10      1.40 - 2.00           4.25 - 4.83
                                      2003   11,003    1.224 - 1.450   15,946       3.06      1.40 - 2.00          7.75 - 24.46
                                      2002   11,414    1.161 - 1.165   13,296       7.64      1.40 - 1.60        (8.44) - (8.27)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
The Travelers Series Trust --
  (Continued)
  Travelers Disciplined Mid Cap
    Stock Subaccount                  2006       --    1.890 - 2.601       --       0.54      1.40 - 1.80           9.12 - 9.29
                                      2005    4,788    1.732 - 2.380   11,338         --      1.40 - 1.80        10.46 -  10.90
                                      2004    5,376    1.568 - 2.146   11,490       0.28      1.40 - 1.80         14.37 - 14.82
                                      2003    5,604    1.371 - 1.869   10,433       0.31      1.40 - 1.80         26.94 - 31.90
                                      2002    5,655    1.412 - 1.417    8,014       0.55      1.40 - 1.60      (15.70) - (15.50)

  Travelers Equity Income Subaccount  2006       --    1.073 - 1.960      --        1.31      1.40 - 2.25           4.88 - 5.15
                                      2005   22,669    1.023 - 1.864   40,765         --      1.40 - 2.25           2.29 - 8.48
                                      2004   25,229    1.223 - 1.810   44,626       1.32      1.40 - 2.15           7.54 - 9.42
                                      2003   26,533    1.137 - 1.670   43,575       0.93      1.40 - 2.15          6.66 - 34.69
                                      2002   26,715    0.956 - 1.291   34,137       1.04      1.40 - 1.70      (16.43) - (15.12)
  Travelers Federated High Yield
    Subaccount                        2006       --    1.324 - 1.519       --       7.98      1.40 - 2.00           2.40 - 2.64
                                      2005    8,730    1.293 - 1.480   12,912         --      1.40 - 2.00           0.54 - 1.09
                                      2004   10,073    1.286 - 1.464   14,735       7.11      1.40 - 2.00           8.25 - 8.85
                                      2003   11,303    1.188 - 1.345   15,192       7.44      1.40 - 2.00          8.49 - 20.74
                                      2002   10,765    1.110 - 1.114   11,993      17.48      1.40 - 1.60           2.02 - 2.30
  Travelers Federated Stock
    Subaccount                        2006       --    1.850 - 1.869       --       1.60      1.40 - 1.60           3.53 - 3.60
                                      2005    4,175    1.787 - 1.804    7,531         --      1.40 - 1.60           3.65 - 3.86
                                      2004    5,119    1.724 - 1.737    8,892       1.42      1.40 - 1.60           8.77 - 9.04
                                      2003    5,610    1.585 - 1.593    8,939       1.48      1.40 - 1.60         17.84 - 25.83
                                      2002    5,996            1.266    7,592       2.56             1.40                (20.48)

  Travelers Large Cap Subaccount      2006       --    1.069 - 1.586       --       0.44      1.40 - 2.25           2.78 - 3.12
                                      2005   16,770    1.039 - 1.538   25,374         --      1.40 - 2.25          3.80 - 15.31
                                      2004   19,283    1.109 - 1.435   27,348       0.80      1.40 - 2.15           4.26 - 5.05
                                      2003   20,518    1.059 - 1.366   27,826       0.40      1.40 - 2.15          6.16 - 24.58
                                      2002   21,477    0.864 - 1.111   23,784       0.45      1.40 - 1.70      (25.00) - (23.85)
  Travelers Mercury Large Cap
    Core Subaccount                   2006       --    1.072 - 1.649       --       0.20      1.40 - 1.80           6.11 - 6.28
                                      2005    1,853    1.009 - 1.554    1,894         --      1.40 - 1.80         10.06 - 10.52
                                      2004    2,298    0.915 - 1.412    2,131       0.53      1.40 - 1.80         13.87 - 14.25
                                      2003    2,626    0.803 - 1.240    2,130       0.69      1.40 - 1.80         15.67 - 19.56
                                      2002    2,781    0.673 - 0.675    1,878       0.57      1.40 - 1.60      (26.37) - (26.23)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
The Travelers Series Trust --
  (Continued)
  Travelers MFS(R) Mid Cap Growth
    Subaccount                        2006       --    1.058 - 1.625       --          --     1.40 - 2.00           5.69 - 5.84
                                      2005   25,226    1.000 - 1.537   25,491          --     1.40 - 2.00           1.25 - 5.09
                                      2004   14,999    0.986 - 1.518   14,925          --     1.40 - 1.80         12.03 - 12.57
                                      2003   16,280    0.878 - 1.355   14,396          --     1.40 - 1.80         14.15 - 35.22
                                      2002   17,203    0.651 - 0.653   11,240          --     1.40 - 1.60      (49.65) - (49.58)
  Travelers MFS(R) Total Return
    Subaccount                        2006        --   1.035 - 1.851       --        1.31     1.40 - 2.25           1.17 - 3.29
                                      2005   37,652    1.004 - 1.792   66,086        2.03     1.40 - 2.25         (0.23) - 3.66
                                      2004   41,782    1.164 - 1.765   73,093        2.74     1.40 - 2.15           5.87 - 9.90
                                      2003   42,575    1.067 - 1.606   68,295        2.31     1.40 - 2.15          4.20 - 14.96
                                      2002   42,952    1.392 - 1.397   60,017        6.18     1.40 - 1.60        (6.76) - (6.62)

  Travelers MFS(R) Value Subaccount   2006       --            1.209       --          --            1.40                  8.14
                                      2005      109            1.118      122        1.54            1.40                  4.98
                                      2004       51            1.065       54        6.95            1.40                 11.87
                                      2003       --            0.952       --          --            1.40                 11.35
                                      2002       --            0.855       --          --            1.40                (14.24)
  Travelers Mondrian International
    Stock Subaccount                  2006       --    1.416 - 1.857       --        3.65     1.40 - 1.80         14.77 - 14.94
                                      2005   11,010    1.233 - 1.618   13,716        0.05     1.40 - 1.80           7.58 - 7.98
                                      2004   11,680    1.144 - 1.504   13,474        1.58     1.40 - 1.80         13.68 - 14.16
                                      2003   12,065    1.004 - 1.323   12,187        1.82     1.40 - 1.80         26.61 - 34.59
                                      2002   13,670    0.793 - 0.796   10,884        1.96     1.40 - 1.60      (14.36) - (14.22)

  Travelers Pioneer Fund Subaccount   2006       --            1.480       --        1.04            1.40                  6.17
                                      2005       20            1.394       27          --            1.40                  4.58
                                      2004       10            1.333       13        1.22            1.40                  9.53
                                      2003        5            1.217        7        3.58            1.40                 21.70
  Travelers Pioneer Strategic
    Income Subaccount                 2006       --    1.472 - 1.487       --          --     1.40 - 1.60           0.96 - 1.02
                                      2005    1,760    1.458 - 1.472    2,589        3.79     1.40 - 1.60           2.03 - 2.29
                                      2004    1,925    1.429 - 1.439    2,771        6.88     1.40 - 1.60           7.52 - 9.35
                                      2003    2,161            1.316    2,843        8.96            1.40                 17.92
                                      2002    2,459            1.116    2,744       19.93            1.40                  4.40

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
The Travelers Series Trust --
  (Continued)
  Travelers Quality Bond Subaccount   2006       --    1.043 - 1.400       --        5.94     1.40 - 2.00        (1.04) - (0.85)
                                      2005   24,047    1.054 - 1.412   33,925          --     1.40 - 2.00         (0.38) - 0.21
                                      2004   30,872    1.058 - 1.409   43,468        4.40     1.40 - 2.00           1.24 - 1.88
                                      2003   36,708    1.045 - 1.383   50,755        4.71     1.40 - 2.00           0.00 - 5.49
                                      2002   38,145    1.306 - 1.311   50,012        7.99     1.40 - 1.60           4.06 - 4.30
  Travelers Strategic Equity
    Subaccount                        2006       --    1.459 - 1.491       --        0.36     1.40 - 2.00           4.22 - 4.39
                                      2005   16,427    1.399 - 1.430   23,198        0.57     1.40 - 2.00           0.00 - 0.64
                                      2004   20,038    1.393 - 1.427   28,123        1.37     1.40 - 2.00           8.05 - 8.68
                                      2003   22,810    1.284 - 1.318   29,453          --     1.40 - 2.00         10.77 - 30.67
                                      2002   25,280            0.988   24,973        0.55            1.40                (34.48)
  Travelers Style Focus Series: Small
    Cap Value Subaccount              2006       --    1.154 - 1.272       --        0.01     1.55 - 2.25         14.52 - 14.65
                                      2005       98    1.007 - 1.110      101        0.84     1.55 - 2.25          0.10 - 11.00
  Travelers U.S. Government
    Securities Subaccount             2006       --            1.044       --        5.98            1.40                 (3.60)
                                      2005      104            1.083      113          --            1.40                  2.95
                                      2004       11            1.052       11       13.43            1.40                  5.20
Universal Institutional Funds, Inc.
  UIF Core Plus Fixed Income
    Subaccount (Class II)             2006    4,556    1.019 - 1.083    4,833        4.06     1.50 - 2.25           1.29 - 1.99
                                      2005    4,212    1.004 - 1.062    4,402        3.47     1.50 - 2.25         (0.28) - 2.41
                                      2004    2,212    1.018 - 1.037    2,277        3.57     1.50 - 2.25           1.08 - 2.57
                                      2003      328    1.000 - 1.011      331        0.04     1.50 - 2.15           0.10 - 2.43
  UIF Emerging Markets Equity
    Subaccount (Class I)              2006    1,431    1.627 - 3.639    4,027        0.74     1.40 - 2.25         19.72 - 35.23
                                      2005    1,459    1.211 - 2.693    3,073        0.40     1.40 - 2.25          2.86 - 32.05
                                      2004    1,179    1.310 - 2.042    1,910        0.62     1.40 - 2.25          7.93 - 21.44
                                      2003      671    1.081 - 1.684      821          --     1.40 - 2.15          7.55 - 56.22
                                      2002      393    0.734 - 1.142      302          --     1.40 - 1.70       (18.06) - (10.12)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Universal Institutional Funds,
  Inc. -- (Continued)
  UIF Equity and Income Subaccount
    (Class II)                        2006       --    1.116 - 1.465       --        1.14     1.50 - 2.25            7.85 - 8.60
                                      2005    3,820    1.033 - 1.349    5,011        0.67     1.50 - 2.25            1.67 - 5.80
                                      2004    2,607    1.092 - 1.275    3,290          --     1.50 - 2.25           3.70 - 10.91
                                      2003      505    1.096 - 1.161      584        1.39     1.50 - 2.15           8.61 - 16.10
  UIF Equity Growth Subaccount
    (Class I)                         2006    1,977    0.742 - 1.547    2,099          --     1.40 - 2.15            1.95 - 2.60
                                      2005    2,232    0.725 - 1.514    2,234        0.49     1.40 - 2.15           9.57 - 14.20
                                      2004    2,264    0.636 - 1.333    1,915        0.17     1.40 - 2.15           5.48 - 11.15
                                      2003    2,065    0.600 - 1.261    1,446          --     1.40 - 2.10           8.25 - 23.06
                                      2002    1,799    0.488 - 0.830      952        0.20     1.40 - 1.70       (28.97) - (19.14)
  UIF Global Franchise Subaccount
    (Class II)                        2006       --    1.226 - 1.737       --        1.39     1.50 - 2.25          15.07 - 15.88
                                      2005    5,684    1.064 - 1.499    7,985          --     1.50 - 2.25           1.40 - 10.30
                                      2004    2,966    1.079 - 1.359    3,984        0.22     1.50 - 2.25           4.15 - 11.12
                                      2003      317    1.161 - 1.223      387          --     1.50 - 2.15          10.59 - 22.30
  UIF Global Value Equity
    Subaccount (Class I)              2006    3,075    1.245 - 1.867    5,093        1.64     1.40 - 2.25          18.55 - 19.55
                                      2005    3,174    1.049 - 1.570    4,453        1.05     1.40 - 2.25            2.54 - 4.35
                                      2004    2,673    1.094 - 1.512    3,557        0.73     1.40 - 2.25           3.99 - 14.67
                                      2003    1,820    1.062 - 1.357    2,049          --     1.40 - 2.10           9.09 - 39.26
                                      2002    1,569    0.837 - 0.902    1,341        1.29     1.40 - 1.70       (19.93) - (18.05)
  UIF Mid Cap Growth Subaccount
    (Class I)                         2006    1,672    0.843 - 2.093    2,334          --     1.40 - 2.25            6.78 - 7.70
                                      2005    1,973    0.784 - 1.952    2,555          --     1.40 - 2.25           9.51 - 23.89
                                      2004    1,845    0.678 - 1.692    1,976          --     1.40 - 2.15          19.05 - 22.46
                                      2003    1,660    0.566 - 1.418    1,332          --     1.40 - 2.15           2.84 - 39.80
                                      2002    1,380    0.406 - 0.801      639          --     1.40 - 1.70       (32.22) - (29.23)
  UIF Small Company Growth
    Subaccount (Class II)             2006      956    1.143 - 1.953    1,719          --     1.50 - 2.25         (3.44) - 10.15
                                      2005      922    1.043 - 1.773    1,540          --     1.50 - 2.25         (0.48) - 11.23
                                      2004      468    1.134 - 1.594      731          --     1.50 - 2.25          16.37 - 27.27
                                      2003       65    1.228 - 1.360       88          --     1.50 - 2.15           5.35 - 36.00
  UIF Technology Subaccount
    (Class I)                         2006       --    0.239 - 1.393       --          --     1.40 - 2.10            4.30 - 4.46
                                      2005      933    0.229 - 1.335      259          --     1.40 - 2.10         (2.35) - (1.67)
                                      2004    1,272    0.233 - 1.364      359          --     1.40 - 2.10         (3.69) - (2.89)
                                      2003    1,510    0.241 - 1.414      469          --     1.40 - 2.10          31.50 - 46.06
                                      2002    1,919    0.165 - 0.679      330          --     1.40 - 1.60       (49.85) - (49.70)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Universal Institutional Funds,
  Inc. -- (Continued)
  UIF U.S. Mid Cap Value
    Subaccount (Class I)              2006    2,398    1.258 - 2.137    4,480        0.28     1.40 - 2.25          18.01 - 19.05
                                      2005    2,703    1.064 - 1.804    4,266        0.32     1.40 - 2.25           1.43 - 10.76
                                      2004    2,694    1.127 - 1.637    3,870        0.02     1.40 - 2.25           5.62 - 15.84
                                      2003    2,439    1.195 - 1.456    3,058          --     1.40 - 2.15           9.98 - 39.50
                                      2002    2,399    0.859 - 0.914    2,142          --     1.40 - 1.70       (29.24) - (29.04)
  UIF U.S. Real Estate Subaccount
    (Class I)                         2006       --    1.311 - 3.100       --        1.13     1.40 - 2.25          26.18 - 27.10
                                      2005    2,174    1.037 - 2.439    4,741        1.24     1.40 - 2.25           0.08 - 15.43
                                      2004    1,921    1.578 - 2.113    3,727        1.53     1.40 - 2.15          24.35 - 34.50
                                      2003    1,443    1.182 - 1.571    2,161          --     1.40 - 2.15           8.64 - 35.66
                                      2002    1,103    1.076 - 1.158    1,232        4.06     1.40 - 1.70         (2.45) - (2.20)

  UIF Value Subaccount (Class I)      2006    1,980    1.467 - 1.875    3,202        1.72     1.40 - 2.15          14.38 - 15.22
                                      2005    2,243    1.275 - 1.635    3,101        1.35     1.40 - 2.15            2.37 - 3.12
                                      2004    2,173    1.239 - 1.593    2,887        1.00     1.40 - 2.15          13.33 - 16.19
                                      2003    1,812    1.069 - 1.378    1,992        --       1.40 - 2.10           9.20 - 38.71
                                      2002    1,929    0.810 - 0.886    1,579        0.99     1.40 - 1.70       (23.46) - (23.23)
Van Kampen Life Investment Trust
  Van Kampen LIT Comstock
    Subaccount (Class I)              2006      340            1.590      541        1.47            1.40                 14.72
                                      2005      414            1.386      574        1.16            1.40                  2.90
                                      2004      354            1.347      477        1.00            1.40                 16.12
                                      2003      347            1.160      402        1.03            1.40                 29.18
                                      2002      360            0.898      324        0.77            1.40                (20.39)
  Van Kampen LIT Comstock
    Subaccount (Class II)             2006   18,546    1.168 - 1.792   28,582        1.29     1.40 - 2.25         13.45 - 14.43
                                      2005   19,792    1.028 - 1.572   26,726        0.91     1.40 - 2.25           1.77 - 2.79
                                      2004   16,408    1.132 - 1.538   21,722        0.67     1.40 - 2.25         12.42 - 15.82
                                      2003   11,515    1.043 - 1.333   12,634        0.74     1.40 - 2.15          7.57 - 31.94
                                      2002    9,318    0.811 - 0.869    7,703        0.38     1.40 - 1.70      (20.75) - (20.51)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Van Kampen Life Investment
  Trust -- (Continued)
  Van Kampen LIT Enterprise
    Subaccount (Class I)              2006      546            0.887      485         0.46           1.40                  5.60
                                      2005      671            0.840      564         0.75           1.40                  6.60
                                      2004      928            0.788      731         0.39           1.40                  2.60
                                      2003      993            0.768      762         0.54           1.40                 24.07
                                      2002    1,204            0.619      745         0.49           1.40                (30.29)
  Van Kampen LIT Enterprise
    Subaccount (Class II)             2006      840    0.761 - 1.433      839         0.20    1.40 - 2.10           4.56 - 5.34
                                      2005    1,211    0.724 - 1.368    1,162         0.51    1.40 - 2.10           5.59 - 6.25
                                      2004    1,418    0.682 - 1.293    1,250         0.12    1.40 - 2.10           1.66 - 4.20
                                      2003    1,159    0.668 - 1.269      888         0.25    1.40 - 2.10         18.27 - 24.46
                                      2002      888    0.540 - 0.825      519         0.16    1.40 - 1.70      (30.68) - (13.09)
  Van Kampen LIT Government
    Subaccount (Class I)              2006      683            1.358      927         4.58           1.40                  1.88
                                      2005      777            1.333    1,035         4.35           1.40                  2.15
                                      2004      951            1.305    1,241         5.01           1.40                  2.68
                                      2003    1,195            1.271    1,519         5.08           1.40                  0.39
                                      2002    1,730            1.266    2,191         1.94           1.40                  8.02
  Van Kampen LIT Government
    Subaccount (Class II)             2006    5,050    1.010 - 1.208    5,778         4.59    1.40 - 2.20           0.89 - 1.68
                                      2005    6,027    1.000 - 1.188    6,822         3.80    1.40 - 2.20           0.20 - 1.80
                                      2004    6,202    0.995 - 1.167    6,925         4.62    1.40 - 2.15           1.63 - 2.46
                                      2003    6,451    0.979 - 1.139    7,090         4.00    1.40 - 2.15         (1.78) - 0.20
                                      2002    5,374    1.072 - 1.138    5,981         2.17    1.40 - 1.70           6.03 - 7.87
  Van Kampen LIT Growth and
    Income Subaccount (Class I)       2006      705            1.871    1,320         1.23           1.40                 14.57
                                      2005      922            1.633    1,505         1.16           1.40                  8.50
                                      2004    1,080            1.505    1,625         0.98           1.40                 12.73
                                      2003    1,138            1.335    1,518         0.98           1.40                 26.30
                                      2002    1,240            1.057    1,310         1.09           1.40                (15.71)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Van Kampen Life Investment
  Trust -- (Continued)
  Van Kampen LIT Growth and
    Income Subaccount (Class II)      2006    7,994   1.181 - 1.799    12,666         0.98    1.40 - 2.25         13.40 - 14.39
                                      2005    8,516   1.039 - 1.581    11,884         0.83    1.40 - 2.25          0.97 - 10.35
                                      2004    7,609   1.135 - 1.469     9,799         0.67    1.40 - 2.15          9.91 - 12.50
                                      2003    5,585   1.010 - 1.312     6,191         0.66    1.40 - 2.15          9.99 - 30.42
                                      2002    4,316   0.804 - 0.937     3,667         0.62    1.40 - 1.70      (16.22) - (15.94)
  Van Kampen LIT Money Market
    Subaccount (Class I)              2006       --           1.132        --         1.28           1.40                  0.80
                                      2005    1,376           1.123     1,544         2.64           1.40                  1.26
                                      2004    1,486           1.109     1,647         0.78           1.40                 (0.54)
                                      2003    1,691           1.115     1,886         0.58           1.40                 (0.89)
                                      2002    2,226           1.125     2,504         1.21           1.40                 (0.18)
  Van Kampen LIT Money Market
    Subaccount (Class II)             2006       --   0.977 - 1.016        --         1.21    1.40 - 2.15           0.50 - 0.79
                                      2005    5,155   0.972 - 1.008     5,126         2.38    1.40 - 2.15           0.21 - 1.00
                                      2004    5,862   0.968 - 0.998     5,751         0.59    1.40 - 2.15        (1.52) - (0.80)
                                      2003    5,545   0.979 - 1.006     5,521         0.33    1.40 - 2.15        (1.41) - (0.30)
                                      2002    6,478   0.993 - 1.017     6,541         0.94    1.40 - 1.70        (0.60) - (0.49)
  Van Kampen LIT Strategic Growth
    Subaccount (Class I)              2006      473           1.383       654           --           1.40                  1.39
                                      2005      525           1.364       716         0.27           1.40                  6.48
                                      2004      619           1.281       793           --           1.40                  5.52
                                      2003      699           1.214       848           --           1.40                 25.54
                                      2002      882           0.967       852         0.37           1.40                (33.40)
  Van Kampen LIT Strategic Growth
    Subaccount (Class II)             2006    5,197   0.618 - 1.398     4,873           --    1.40 - 2.25           0.36 - 1.13
                                      2005    5,853   0.612 - 1.389     5,459         0.01    1.40 - 2.25           2.68 - 6.40
                                      2004    5,749   0.578 - 1.315     4,890           --    1.40 - 2.15           4.50 - 6.67
                                      2003    4,599   0.550 - 1.255     3,091           --    1.40 - 2.15          1.56 - 25.40
                                      2002    4,696   0.440 - 0.753     2,291         0.05    1.40 - 1.70      (33.77) - (33.58)
  Variable Insurance Products Fund
    VIP Contrafund(R) Subaccount
    (Service Class 2)                 2006   20,859   1.191 - 1.866    29,380         1.01    1.40 - 2.25           9.02 - 9.90
                                      2005   20,250   1.091 - 1.705    25,987         0.11    1.40 - 2.25        (0.18) - 15.01
                                      2004   15,104   1.011 - 1.488    16,957         0.19    1.40 - 2.25          4.04 - 13.60
                                      2003   12,068   0.892 - 1.316    11,494         0.29    1.40 - 2.15          8.43 - 26.34
                                      2002   10,258   0.707 - 0.997     7,389         0.68    1.40 - 1.70      (14.08) - (10.80)

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                                      Year             Unit Value      Net     Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended   Units    Lowest to      Assets      Income         Lowest to         Lowest to
                                     Dec 31  (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                     ------  ------    ----------     ------   ------------   ---------------    ----------------
Variable Insurance Products
  Fund -- (Continued)
  VIP Dynamic Capital Appreciation
    Subaccount (Service Class 2)      2006      420   1.009 - 1.650       435          0.22     1.40 - 2.00       11.58 - 12.24
                                      2005      442   0.899 - 1.476       409            --     1.40 - 2.00       18.29 - 19.07
                                      2004      476   0.755 - 1.246       368            --     1.40 - 2.00      (0.72) - (0.13)
                                      2003      426   0.756 - 1.252       331            --     1.40 - 2.00        7.56 - 23.13
                                      2002      240           0.614       147          0.27            1.40               (8.77)
  VIP Mid Cap Subaccount
    (Service Class 2)                 2006   12,876   1.220 - 2.217    25,142          0.17     1.40 - 2.25        9.88 - 10.87
                                      2005   12,356   1.108 - 2.008    21,936            --     1.40 - 2.25        5.83 - 16.35
                                      2004    9,819   1.228 - 1.732    15,062            --     1.40 - 2.25       22.04 - 25.82
                                      2003    7,324   1.202 - 1.415     9,005          0.23     1.40 - 2.15       12.13 - 44.68
                                      2002    5,670   0.883 - 0.997     5,055          0.45     1.40 - 1.70      (11.57)- (11.21)

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

2 These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005

                                                                                                   AllianceBernstein
                                            AIM V.I. Core Equity    AIM V.I. Premier Equity        Large-Cap Growth
                                            Subaccount (Series I)    Subaccount (Series I)        Subaccount (Class B)
                                            ---------------------   -----------------------      ---------------------
                                                2006       2005       2006          2005           2006          2005
                                              --------    ------   ----------     --------       --------      --------
Accumulation and annuity units
  beginning of year ......................            --    --     5,434,277      6,217,755     12,328,378     14,332,223
Accumulation units purchased and
  transferred from other funding options .     3,965,177    --        68,691         31,573        339,057        238,528
Accumulation units redeemed and
  transferred to other funding options ...      (345,171)   --    (5,502,968)      (815,051)   (12,667,435)    (2,242,373)
Annuity units ............................            --    --            --             --             --             --
                                             -----------    --   -----------    -----------    -----------    -----------
Accumulation and annuity units end of year     3,620,006    --            --      5,434,277             --     12,328,378
                                             ===========    ==   ===========    ===========    ===========    ===========


                                                American Funds                                   American Funds
                                                Global Growth        American Funds Growth       Growth-Income
                                             Subaccount (Class 2)     Subaccount (Class 2)    Subaccount (Class 2)
                                             --------------------    ---------------------    --------------------
                                              2006         2005        2006        2005        2006        2005
                                             -------     --------    --------    --------    --------    ---------
Accumulation and annuity units
  beginning of year ......................     69,546      10,485     434,911      27,837     932,223     791,965
Accumulation units purchased and
  transferred from other funding options .    340,659     114,902     311,676     431,361     320,549     275,581
Accumulation units redeemed and
  transferred to other funding options ...   (126,564)    (55,841)   (108,842)    (24,287)   (280,127)   (135,323)
Annuity units ............................         --          --          --          --          --          --
                                             --------    --------    --------    --------    --------    --------
Accumulation and annuity units end of year    283,641      69,546     637,745     434,911     972,645     932,223
                                             ========    ========    ========    ========    ========    ========


                                                                               Credit Suisse Trust
                                               Capital Appreciation              Emerging Markets            Delaware VIP REIT
                                                    Subaccount                     Subaccount           Subaccount (Standard Class)
                                               --------------------            -------------------      --------------------------
                                                 2006         2005            2006            2005          2006           2005
                                              ---------    ---------        --------        --------      --------       --------
Accumulation and annuity units
  beginning of year ......................    20,592,790     23,521,086      2,014,405      1,952,627      4,265,751      4,937,447
Accumulation units purchased and
  transferred from other funding options .       127,440        502,193      1,286,353        885,987        223,967        493,117
Accumulation units redeemed and
  transferred to other funding options ...   (20,713,816)    (3,429,827)      (814,345)      (824,209)    (4,489,718)    (1,164,813)
Annuity units ............................        (6,414)          (662)            --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year            --     20,592,790      2,486,413      2,014,405             --      4,265,751
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                                                                 Dreyfus VIF
                                             Dreyfus VIF Appreciation          Developing Leaders           DWSI Growth & Income
                                            Subaccount (Initial Shares)    Subaccount (Initial Shares)       Subaccount (Class B)
                                            ---------------------------    ---------------------------      ---------------------
                                                 2006           2005          2006           2005            2006           2005
                                               --------       -------        -------       -------          ------         -------
Accumulation and annuity units
  beginning of year ......................     7,815,843      9,145,565     11,248,926     12,656,903        512,794        350,105
Accumulation units purchased and
transferred from other funding options ...       234,718        215,770        395,012        546,594         11,206        160,521
Accumulation units redeemed and
transferred to other funding options .....    (1,459,103)    (1,545,492)    (1,722,683)    (1,954,571)       (39,037)         2,168
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year     6,591,458      7,815,843      9,921,255     11,248,926        484,963        512,794
                                             ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)


                                                DWSII International          FAMVS Mercury             FAMVS Mercury Value
                                                   Select Equity          Global Allocation V.I.       Opportunities V.I.
                                                Subaccount (Class B)      Subaccount (Class III)      Subaccount (Class III)
                                                --------------------      ----------------------      ----------------------
                                                2006         2005          2006          2005           2006         2005
                                              ---------    ---------    ---------      ---------     ---------     ---------
Accumulation and annuity units
  beginning of year ......................    2,267,116     1,215,187        55,019         1,000         9,455         1,000
Accumulation units purchased and
  transferred from other funding options .      255,812     1,079,593        36,591        54,042        83,172         8,468
Accumulation units redeemed and
  transferred to other funding options ...     (209,428)      (27,664)      (91,610)          (23)      (92,627)          (13)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year    2,313,500     2,267,116            --        55,019            --         9,455
                                             ==========    ==========    ==========    ==========    ==========    ==========


                                                FTVIPT Mutual            FTVIPT Templeton            FTVIPT Templeton
                                              Shares Securities    Developing Markets Securities     Foreign Securities
                                             Subaccount (Class 2)      Subaccount (Class 2)        Subaccount (Class 2)
                                           --------------------    -----------------------------   ---------------------
                                               2006        2005         2006            2005          2006        2005
                                             --------    --------    --------       --------       --------    --------
Accumulation and annuity units
  beginning of year ......................    444,307     381,838     444,083         52,098        239,442      22,145
Accumulation units purchased and
  transferred from other funding options .     49,189     149,383     276,813        490,627        200,240     349,825
Accumulation units redeemed and
  transferred to other funding options ...   (493,496)    (86,914)   (494,134)       (98,642)      (232,650)   (132,528)
Annuity units ............................         --          --          --             --             --          --
                                             --------    --------    --------       --------       --------    --------

Accumulation and annuity units end of year         --     444,307     226,762        444,083        207,032     239,442
                                             ========    ========    ========       ========       ========    ========



                                                  FTVIPT Templeton
                                                  Growth Securities            High Yield Bond             Janus Aspen Balanced
                                                 Subaccount (Class 2)             Subaccount            Subaccount (Service Shares)
                                                 --------------------          ---------------          --------------------------
                                                  2006           2005          2006            2005         2006          2005
                                                --------       --------      --------        --------     --------      --------
Accumulation and annuity units
  beginning of year ......................       653,297        352,867         85,854          1,000    12,009,963     13,602,636
Accumulation units purchased and
  transferred from other funding options .        52,621        429,410             --         84,854       210,955        416,809
Accumulation units redeemed and
  transferred to other funding options ...      (705,918)      (128,980)       (85,854)            --   (12,220,918)    (2,009,482)
Annuity units ............................            --             --             --             --            --             --
                                             -----------    -----------    -----------    -----------   -----------    -----------
Accumulation and annuity units end of year            --        653,297             --         85,854            --     12,009,963
                                             ===========    ===========    ===========    ===========   ===========    ===========



                                                                                  Janus Aspen                  Janus Aspen
                                                 Janus Aspen Forty            Global Life Sciences          Global Technology
                                             Subaccount (Service Shares)   Subaccount (Service Shares)  Subaccount (Service Shares)
                                             ---------------------------   ---------------------------  --------------------------
                                                  2006          2005           2006           2005          2006          2005
                                             ------------   ------------   ------------   ------------  ------------   -----------
Accumulation and annuity units
  beginning of year ......................     1,089,739        939,662      3,165,066      3,486,103    7,934,525     10,164,742
Accumulation units purchased and
  transferred from other funding options .        89,615        255,185        222,162        263,698    1,281,180        894,051
Accumulation units redeemed and
  transferred to other funding options ...      (205,157)      (105,108)      (650,192)      (584,735)  (1,963,294)    (3,124,268)
Annuity units ............................            --             --             --             --           --             --
                                             -----------    -----------    -----------    -----------  -----------    -----------
Accumulation and annuity units end of year       974,197      1,089,739      2,737,036      3,165,066    7,252,411      7,934,525
                                             ===========    ===========    ===========    ===========  ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                     Janus Aspen                  Janus Aspen
                                                    Mid Cap Value               Worldwide Growth             Lazard Retirement
                                             Subaccount (Service Shares)   Subaccount (Service Shares)      Small Cap Subaccount
                                             ---------------------------   --------------------------    --------------------------
                                                 2006           2005           2006          2005            2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................       461,266        475,217     11,417,824     13,051,668         67,107         34,334
Accumulation units purchased and
  transferred from other funding options .        21,161         59,331        910,980        862,231         72,635         66,821
Accumulation units redeemed and
  transferred to other funding options ...       (77,271)       (73,282)    (2,448,794)    (2,496,075)      (139,742)       (34,048)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year       405,156        461,266      9,880,010     11,417,824             --         67,107
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                LMPVPI Global
                                                   LMPVPI All Cap               High Yield Bond               LMPVPI Investors
                                                 Subaccount (Class I)          Subaccount (Class I)         Subaccount (Class I)
                                             ---------------------------   --------------------------    --------------------------
                                                 2006           2005           2006          2005            2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................    12,673,068     13,662,181      2,635,210      2,049,463     16,170,148     18,355,382
Accumulation units purchased and
  transferred from other funding options .       394,888        862,337        331,966        818,172        339,293        355,261
Accumulation units redeemed and
  transferred to other funding options ...    (1,491,450)    (1,851,450)      (404,160)      (232,425)    (2,472,038)    (2,540,495)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------

Accumulation and annuity units end of year    11,576,506     12,673,068      2,563,016      2,635,210     14,037,403     16,170,148
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                             LMPVPI Large Cap Growth       LMPVPI Small Cap Growth        LMPVPI Strategic Bond
                                               Subaccount (Class I)          Subaccount (Class I)          Subaccount (Class I)
                                             -------------------------      -------------------------      ------------------------
                                                2006           2005            2006           2005            2006          2005
                                             ----------     ----------      ----------     ----------      ----------    ----------
Accumulation and annuity units
  beginning of year ......................    1,048,960        859,077       3,694,249      4,007,889       6,556,534     5,515,704
Accumulation units purchased and
  transferred from other funding options .       96,098        371,748         419,240        831,669         990,051     1,895,745
Accumulation units redeemed and
  transferred to other funding options ...     (257,015)      (181,865)       (710,148)    (1,145,309)     (1,234,256)     (854,915)
Annuity units ............................           --             --              --             --              --            --
                                             ----------     ----------      ----------     ----------      ----------    ----------
Accumulation and annuity units end of year      888,043      1,048,960       3,403,341      3,694,249       6,312,329     6,556,534
                                             ==========     ==========      ==========     ==========      ==========    ==========

                                             LMPVPII Aggressive Growth       LMPVPII Appreciation            LMPVPII Diversified
                                                Subaccount (Class I)              Subaccount             Strategic Income Subaccount
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006           2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................     1,727,396      1,119,286     14,888,561     15,961,895      6,960,623      8,191,128
Accumulation units purchased and
  transferred from other funding options .       135,781        645,635        243,566        599,004        107,574        234,920
Accumulation units redeemed and
  transferred to other funding options ...      (101,929)       (37,525)    (2,337,641)    (1,670,729)    (1,529,128)    (1,465,425)
Annuity units ............................            --             --         (1,150)        (1,609)            --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year     1,761,248      1,727,396     12,793,336     14,888,561      5,539,069      6,960,623
                                             ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                LMPVPII Equity Index          LMPVPII Fundamental             LMPVPII Growth and
                                                Subaccount (Class II)          Value Subaccount          Income Subaccount (Class I)
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006          2005            2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................    14,507,674     16,142,656     23,517,339     25,754,075         45,529         32,170
Accumulation units purchased and
  transferred from other funding options .       298,197        592,720        473,353        673,092          2,203         19,811
Accumulation units redeemed and
  transferred to other funding options ...    (2,323,409)    (2,227,702)    (3,519,976)    (2,909,828)       (19,461)        (6,452)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year    12,482,462     14,507,674     20,470,716     23,517,339         28,271         45,529
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                 LMPVPIII Adjustable       LMPVPIII Aggressive           LMPVPIII Large Cap
                                                Rate Income Subaccount       Growth Subaccount            Growth Subaccount
                                             --------------------------  ------------------------     --------------------------
                                                  2006         2005         2006           2005             2006            2005
                                              ----------   -----------  ------------   ------------     ----------     ----------
Accumulation and annuity units
  beginning of year ......................       199,503       108,250    30,287,420     32,536,441      4,321,426      4,478,365
Accumulation units purchased and
  transferred from other funding options .            11       281,200     1,017,985      1,390,004        489,474        626,123
Accumulation units redeemed and
  transferred to other funding options ...       (49,695)     (189,947)   (4,153,803)    (3,639,025)    (1,131,543)      (783,062)
Annuity units ............................            --            --            --             --             --             --
                                             -----------    ----------   -----------    -----------    -----------    -----------
Accumulation and annuity units end of year       149,819       199,503    27,151,602     30,287,420      3,679,357      4,321,426
                                             ===========    ==========   ===========    ===========    ===========    ===========

                                                    Lord Abbett                   Lord Abbett
                                                 Growth and Income               Mid-Cap Value                  Managed Assets
                                               Subaccount (Class VC)          Subaccount (Class VC)               Subaccount
                                             ------------------------        ------------------------        ----------------------
                                               2006            2005            2006            2005            2006          2005
                                             --------        --------        --------        --------        --------      --------
Accumulation and annuity units
  beginning of year ......................    228,478         204,892         186,618          97,286         172,657       237,059
Accumulation units purchased and
  transferred from other funding options .     80,894          84,471          83,253         171,456         179,037         6,537
Accumulation units redeemed and
  transferred to other funding options ...   (174,427)        (60,885)        (78,374    )    (82,124)       (351,694)      (70,939)
Annuity units ............................         --              --              --              --              --            --
                                             --------        --------        --------        --------        --------      --------
Accumulation and annuity units end of year    134,945         228,478         191,497         186,618            --         172,657
                                             ========        ========        ========        ========        ========      ========

                                                MIST Batterymarch               MIST BlackRock
                                                  Mid-Cap Stock                   High Yield              MIST BlackRock Large-Cap
                                                Subaccount (Class A)         Subaccount (Class A)         Core Subaccount (Class A)
                                            -------------------------       -----------------------       --------------------------
                                                2006           2005             2006         2005             2006         2005
                                            ------------   ----------       ------------ ----------       ------------  ------------
Accumulation and annuity units
  beginning of year ......................            --           --               --           --               --            --
Accumulation units purchased and
  transferred from other funding options .     4,705,003           --        8,386,621           --        1,650,756            --
Accumulation units redeemed and
  transferred to other funding options ...      (579,398)          --       (1,156,908)          --         (446,699)           --
Annuity units ............................            --           --               --           --               --            --
                                            ------------ ------------     ------------ ------------     ------------  ------------
Accumulation and annuity units end of year     4,125,605           --        7,229,713           --        1,204,057            --
                                            ============ ============     ============ ============     ============  ============

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                   MIST Dreman               MIST Harris                MIST Janus
                                                 Small-Cap Value        Oakmark International      Capital Appreciation
                                               Subaccount (Class A)      Subaccount (Class A)      Subaccount (Class A)
                                            ------------------------- ------------------------- --------------------------
                                                2006         2005         2006         2005         2006         2005
                                            ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................            --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding options .       234,833           --   11,400,624           --   19,719,239            --
Accumulation units redeemed and
  transferred to other funding options ...       (62,327)          --   (1,617,357)          --   (3,439,548)           --
Annuity units ............................            --           --           --           --        6,040            --
                                            ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year       172,506           --    9,783,267           --   16,285,731            --
                                            ============ ============ ============ ============ ============  ============

                                                   MIST Legg Mason           MIST Lord Abbett          MIST Lord Abbett
                                               Partners Managed Assets        Bond Debenture          Growth and Income
                                                 Subaccount (Class A)      Subaccount (Class A)      Subaccount (Class B)
                                              ------------------------- ------------------------- --------------------------
                                                   2006        2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................              --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding options .         264,303           --    8,754,916           --    8,357,208            --
Accumulation units redeemed and
  transferred to other funding options ...         (30,094)          --   (1,372,247)          --   (1,131,342)           --
Annuity units ............................              --           --           --           --           --            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year         234,209           --    7,382,669           --    7,225,866            --
                                              ============ ============ ============ ============ ============  ============

                                                   MIST Lord Abbett            MIST Met/AIM
                                                    Mid-Cap Value          Capital Appreciation         MIST MFS(R) Value
                                                 Subaccount (Class B)      Subaccount (Class A)      Subaccount (Class A)
                                              ------------------------- ------------------------- --------------------------
                                                  2006         2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................              --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding options .          48,395           --    4,362,965           --      339,579            --
Accumulation units redeemed and
  transferred to other funding options ...            (689)          --     (464,850)          --      (21,245)           --
Annuity units ............................              --           --           --           --           --            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year          47,706           --    3,898,115           --      318,334            --
                                              ============ ============ ============ ============ ============  ============

                                                MIST Neuberger Berman                                    MIST Pioneer
                                                     Real Estate            MIST Pioneer Fund          Strategic Income
                                                 Subaccount (Class A)      Subaccount (Class A)      Subaccount (Class A)
                                              ------------------------- ------------------------- --------------------------
                                                   2006         2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................              --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding options .      15,477,070           --       54,522           --    1,738,424            --
Accumulation units redeemed and
  transferred to other funding options ...      (1,514,781)          --      (11,089)          --     (308,870)           --
Annuity units ............................              --           --           --           --        4,304            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year      13,962,289           --       43,433           --    1,433,858            --
                                              ============ ============ ============ ============ ============  ============

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                  MIST Third Avenue           MSF BlackRock             MSF BlackRock
                                                   Small Cap Value          Aggressive Growth            Bond Income
                                                  Subaccount (Class B)      Subaccount (Class D)      Subaccount (Class A)
                                              ------------------------- ------------------------- --------------------------
                                                   2006         2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................              --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding options .         437,931           --   23,914,891           --   23,396,434            --
Accumulation units redeemed and
  transferred to other funding options ...         (26,990)          --   (3,359,435)          --   (2,667,551)           --
Annuity units ............................              --           --        4,266           --        3,980            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year         410,941           --   20,559,722           --   20,732,863            --
                                              ============ ============ ============ ============ ============  ============

                                                    MSF BlackRock
                                                     Money Market            MSF FI Large Cap        MSF FI Value Leaders
                                                 Subaccount (Class A)      Subaccount (Class A)      Subaccount (Class D)
                                              ------------------------- ------------------------- --------------------------
                                                   2006         2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................              --           --           --           --            --           --
Accumulation units purchased and
  transferred from other funding options .      26,145,004           --   30,659,449           --    21,852,722           --
Accumulation units redeemed and
  transferred to other funding options ...      (9,124,145)          --   (4,699,649)          --   (3,185,161)           --
Annuity units ............................              --           --        3,181           --           --            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year      17,020,859           --   25,962,981           --   18,667,561            --
                                              ============ ============ ============ ============ ============  ============

                                                                            MSF Oppenheimer          MSF T. Rowe Price
                                               MSF MFS(R) Total Return       Global Equity            Large Cap Growth
                                                Subaccount (Class F)      Subaccount (Class B)      Subaccount (Class B)
                                              ------------------------- ------------------------- --------------------------
                                                   2006         2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year ......................              --           --           --           --           --            --
Accumulation units purchased and
  transferred from other funding options .      47,916,154           --   10,056,826           --    7,951,827            --
Accumulation units redeemed and
  transferred to other funding options ...      (5,522,228)          --     (215,698)          --     (602,355)           --
Annuity units ............................          11,856           --           --           --           --            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year      42,405,782           --    9,841,128           --    7,349,472            --
                                              ============ ============ ============ ============ ============  ============

                                                 MSF Western Asset         MSF Western Asset
                                               Management High Yield   Management U.S. Government
                                              Bond Subaccount (Class A)   Subaccount (Class A)     Money Market Subaccount
                                              ------------------------- ------------------------- --------------------------
                                                   2006         2005         2006         2005         2006         2005
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units
  beginning of year                                     --           --           --           --   15,225,253    19,531,889
Accumulation units purchased and
  transferred from other funding options           128,714           --      105,800           --    1,757,210     8,088,347
Accumulation units redeemed and
  transferred to other funding options             (35,150)          --      (11,127)          --  (16,982,463)  (12,394,983)
Annuity units                                           --           --           --           --           --            --
                                              ------------ ------------ ------------ ------------ ------------  ------------
Accumulation and annuity units end of year          93,564           --       94,673           --           --    15,225,253
                                              ============ ============ ============ ============ ============  ============

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                        Morgan Stanley             Morgan Stanley              Morgan Stanley
                                                  Dividend Growth Subaccount      Equity Subaccount        S&P 500 Index Subaccount
                                                   ------------------------    ------------------------    ------------------------
                                                      2006          2005          2006          2005          2006          2005
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ............................      533,254       303,970       170,875       148,601       986,295     1,037,748
Accumulation units purchased and
  transferred from other funding options .......       16,218       234,256        36,068        30,247        53,450       650,023
Accumulation units redeemed and
  transferred to other funding options .........      (26,543)       (4,972)      (44,828)       (7,973)     (108,090)     (701,476)
Annuity units ..................................           --            --            --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year .....      522,929       533,254       162,115       170,875       931,655       986,295
                                                   ==========    ==========    ==========    ==========    ==========    ==========

                                                                            PIMCO VIT Real Return         PIMCO VIT Total Return
                                             Oppenheimer Main Street/VA           Subaccount                   Subaccount
                                             Subaccount (Service Shares)     (Administrative Class)        (Administrative Class)
                                             --------------------------    --------------------------    --------------------------
                                                  2006          2005          2006           2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................        47,506         32,693        533,141        564,230     16,957,125     18,738,814
Accumulation units purchased and
  transferred from other funding options .           966         14,848         75,755        255,427      1,531,216      1,750,354
Accumulation units redeemed and
  transferred to other funding options ...       (48,472)           (35)      (269,723)      (286,516)    (3,426,087)    (3,532,043)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year            --         47,506        339,173        533,141     15,062,254     16,957,125
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                         Putnam VT                    Putnam VT                  Putnam VT
                                                      Discovery Growth           International Equity         Small Cap Value
                                                    Subaccount (Class IB)        Subaccount (Class IB)      Subaccount (Class IB)
                                                   ------------------------    ------------------------    ------------------------
                                                      2006          2005          2006          2005          2006          2005
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ............................      272,443       306,260     2,131,837     2,071,240     1,449,954     1,635,784
Accumulation units purchased and
  transferred from other funding options .......       27,831        61,083     1,752,130       686,588        80,719       163,415
Accumulation units redeemed and
  transferred to other funding options .........      (31,940)      (94,900)   (1,119,799)     (625,991)     (370,151)     (349,245)
Annuity units ..................................           --            --            --            --            --            --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year .....      268,334       272,443     2,764,168     2,131,837     1,160,522     1,449,954
                                                   ==========    ==========    ==========    ==========    ==========    ==========

                                                    Travelers AIM
                                                 Capital Appreciation        Travelers Convertible        Travelers Disciplined
                                                      Subaccount              Securities Subaccount      Mid Cap Stock Subaccount
                                               -----------------------       ----------------------      -------------------------
                                                  2006         2005             2006          2005         2006            2005
                                               --------     ----------       ------------   ----------   ------------  ------------
Accumulation and annuity units
  beginning of year ........................    4,168,873     4,786,685       8,907,168     10,412,655      4,788,217     5,376,428
Accumulation units purchased and
  transferred from other funding options ...      168,037       398,860          90,705        131,684         26,762       196,130
Accumulation units redeemed and
  transferred to other funding options .....   (4,336,910)   (1,016,672)     (8,997,873)    (1,637,171)    (4,814,979)     (784,341)
Annuity units ..............................           --            --              --             --             --            --
                                               ----------    ----------     -----------    -----------    -----------   -----------
Accumulation and annuity units end of year             --     4,168,873              --      8,907,168             --     4,788,217
                                               ==========    ==========     ===========    ===========    ===========   ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                 Travelers Equity             Travelers Federated           Travelers Federated
                                                 Income Subaccount            High Yield Subaccount          Stock Subaccount
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006          2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................    22,668,697     25,229,136      8,729,642     10,073,397      4,174,848      5,118,790
Accumulation units purchased and
  transferred from other funding options .       262,762      1,909,506         20,200        485,548         23,580        138,395
Accumulation units redeemed and
  transferred to other funding options ...   (22,931,459)    (4,469,945)    (8,749,842)    (1,829,303)    (4,198,428)    (1,082,337)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year            --     22,668,697             --      8,729,642             --      4,174,848
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                 Travelers Large Cap           Travelers Mercury          Travelers MFS(R) Mid Cap
                                                     Subaccount            Large Cap Core Subaccount         Growth Subaccount
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006           2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................    16,769,688     19,283,016      1,853,166      2,297,810     25,225,569     14,998,526
Accumulation units purchased and
  transferred from other funding options .       121,186        809,022          9,585        111,416         67,010     14,914,689
Accumulation units redeemed and
  transferred to other funding options ...   (16,890,874)    (3,322,350)    (1,862,751)      (556,060)   (25,288,456)    (4,687,322)
Annuity units ............................            --             --             --             --         (4,123)          (324)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year            --     16,769,688             --      1,853,166             --     25,225,569
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                                                         Travelers Mondrian
                                                 Travelers MFS(R)         Travelers MFS(R) Value         International Stock
                                             Total Return Subaccount             Subaccount                   Subaccount
                                           --------------------------    --------------------------    --------------------------
                                               2006           2005           2006           2005           2006           2005
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ....................    37,652,142     41,781,574        109,207         50,550     11,010,396     11,680,222
Accumulation units purchased and
  transferred from other funding options       376,743      3,255,741         29,010         99,229        152,067      1,255,231
Accumulation units redeemed and
  transferred to other funding options .   (38,015,546)    (7,383,730)      (138,217)       (40,572)   (11,162,463)    (1,925,057)
Annuity units ..........................       (13,339)        (1,443)            --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year          --     37,652,142             --        109,207             --     11,010,396
                                           ===========    ===========    ===========    ===========    ===========    ===========

                                              Travelers Pioneer Fund      Travelers Pioneer Strategic        Travelers Quality
                                                     Subaccount                Income Subaccount              Bond Subaccount
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006           2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................        19,513         10,101      1,759,743      1,925,461     24,047,023     30,872,169
Accumulation units purchased and
  transferred from other funding options .            --         10,815         50,703        308,796        520,537        512,723
Accumulation units redeemed and
  transferred to other funding options ...       (19,513)        (1,403)    (1,805,779)      (474,110)   (24,563,238)    (7,337,495)
Annuity units ............................            --             --         (4,667)          (404)        (4,322)          (374)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year            --         19,513             --      1,759,743             --     24,047,023
                                             ===========    ===========    ===========    ===========    ===========    ===========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                           Travelers Style Focus
                                                Travelers Strategic          Series: Small Cap        Travelers U.S. Government
                                                  Equity Subaccount           Value Subaccount           Securities Subaccount
                                             -------------------------   -------------------------   -------------------------
                                                 2006          2005          2006          2005          2006          2005
                                             -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year ......................    16,427,348    20,037,994        97,834            --       103,932        10,705
Accumulation units purchased and
  transferred from other funding options .        20,874       135,964        20,573        97,835           879       102,836
Accumulation units redeemed and
  transferred to other funding options ...   (16,444,917)   (3,746,325)     (118,407)           (1)     (104,811)       (9,609)
Annuity units ............................        (3,305)         (285)           --            --            --            --
                                             -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units end of year            --    16,427,348            --        97,834            --       103,932
                                             ===========   ===========   ===========   ===========   ===========   ===========

                                                  UIF Core Plus               UIF Emerging
                                                   Fixed Income              Markets Equity           UIF Equity and Income
                                               Subaccount (Class II)       Subaccount (Class I)       Subaccount (Class II)
                                             ------------------------    ------------------------    ------------------------
                                                 2006         2005          2006           2005         2006           2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................    4,211,653     2,212,288     1,459,326     1,178,780     3,819,750     2,606,846
Accumulation units purchased and
  transferred from other funding options .      851,585     2,083,128       315,549       432,562       279,972     1,333,490
Accumulation units redeemed and
  transferred to other funding options ...     (507,591)      (83,763)     (343,797)     (152,016)   (4,099,722)     (120,586)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year    4,555,647     4,211,653     1,431,078     1,459,326            --     3,819,750
                                             ==========    ==========    ==========    ==========    ==========    ==========

                                                UIF Equity Growth          UIF Global Franchise       UIF Global Value Equity
                                               Subaccount (Class I)        Subaccount (Class II)       Subaccount (Class I)
                                             ------------------------    ------------------------    ------------------------
                                                 2006         2005          2006          2005          2006          2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................    2,231,693     2,264,437     5,683,743     2,966,184     3,173,763     2,672,631
Accumulation units purchased and
  transferred from other funding options .      263,481       217,779       568,910     2,988,248       354,559       786,981
Accumulation units redeemed and
  transferred to other funding options ...     (518,089)     (250,523)   (6,252,653)     (270,689)     (453,819)     (285,849)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year    1,977,085     2,231,693            --     5,683,743     3,074,503     3,173,763
                                             ==========    ==========    ==========    ==========    ==========    ==========

                                                UIF Mid Cap Growth      UIF Small Company Growth         UIF Technology
                                               Subaccount (Class I)       Subaccount (Class II)        Subaccount (Class I)
                                             ------------------------    ------------------------    ------------------------
                                                2006           2005          2006          2005         2006           2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................    1,972,795     1,845,230       921,581       468,018       932,743     1,271,946
Accumulation units purchased and
  transferred from other funding options .       98,098       324,479       178,391       499,573         2,215         2,293
Accumulation units redeemed and
  transferred to other funding options ...     (398,846)     (196,914)     (143,672)      (46,010)     (934,958)     (341,496)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year    1,672,047     1,972,795       956,300       921,581            --       932,743
                                             ==========    ==========    ==========    ==========    ==========    ==========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)



                                              UIF U.S. Mid Cap Value       UIF U.S. Real Estate             UIF Value
                                               Subaccount (Class I)        Subaccount (Class I)        Subaccount (Class I)
                                             ------------------------    ------------------------    ------------------------
                                                2006          2005          2006          2005          2006          2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................    2,703,124     2,694,184     2,174,425     1,921,240     2,242,880     2,173,216
Accumulation units purchased and
  transferred from other funding options .       81,662       334,756       272,675       566,017       125,915       435,128
Accumulation units redeemed and
  transferred to other funding options ...     (387,109)     (325,816)   (2,447,100)     (312,832)     (388,352)     (365,464)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year    2,397,677     2,703,124            --     2,174,425     1,980,443     2,242,880
                                             ==========    ==========    ==========    ==========    ==========    ==========

                                              Van Kampen LIT Comstock       Van Kampen LIT Comstock      Van Kampen LIT Enterprise
                                                Subaccount (Class I)          Subaccount (Class II)         Subaccount (Class I)
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006           2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................       414,103        354,009     19,792,304     16,408,449        670,537        927,896
Accumulation units purchased and
  transferred from other funding options .            --         80,085      1,398,171      5,354,485             --             --
Accumulation units redeemed and
  transferred to other funding options ...       (73,736)       (19,991)    (2,644,692)    (1,970,630)      (124,087)      (257,359)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year       340,367        414,103     18,545,783     19,792,304        546,450        670,537
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                                                              Van Kampen LIT            Van Kampen LIT
                                            Van Kampen LIT Enterprise           Government                Government
                                               Subaccount (Class II)       Subaccount (Class I)      Subaccount (Class II)
                                             ------------------------    ------------------------    ------------------------
                                                 2006         2005          2006          2005          2006          2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................    1,210,602     1,418,465       776,879       951,033     6,026,769     6,202,011
Accumulation units purchased and
  transferred from other funding options .       30,181        59,353         1,133           660       247,119       490,057
Accumulation units redeemed and
  transferred to other funding options ...     (401,187)     (267,216)      (95,388)     (174,814)   (1,224,096)     (665,299)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year      839,596     1,210,602       682,624       776,879     5,049,792     6,026,769
                                             ==========    ==========    ==========    ==========    ==========    ==========

                                                  Van Kampen LIT              Van Kampen LIT             Van Kampen LIT
                                                Growth and Income           Growth and Income             Money Market
                                               Subaccount (Class I)        Subaccount (Class II)       Subaccount (Class I)
                                             ------------------------    ------------------------    ------------------------
                                                 2006         2005           2006         2005          2006          2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................      921,752     1,079,607     8,515,822     7,608,737     1,375,543     1,485,737
Accumulation units purchased and
  transferred from other funding options .        9,850        17,250       517,391     1,427,023         5,260         6,891
Accumulation units redeemed and
  transferred to other funding options ...     (226,161)     (175,105)   (1,038,741)     (519,938)   (1,380,803)     (117,085)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year      705,441       921,752     7,994,472     8,515,822            --     1,375,543
                                             ==========    ==========    ==========    ==========    ==========    ==========

                  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)


6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Concluded)

                                                  Van Kampen LIT              Van Kampen LIT              Van Kampen LIT
                                                   Money Market              Strategic Growth            Strategic Growth
                                               Subaccount (Class II)       Subaccount (Class I)        Subaccount (Class II)
                                             ------------------------    ------------------------    ------------------------
                                                2006           2005         2006          2005          2006          2005
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ......................    5,155,067     5,861,835       525,228       618,881     5,853,052     5,749,444
Accumulation units purchased and
  transferred from other funding options .       96,984     2,667,725           131            29       328,654       720,226
Accumulation units redeemed and
  transferred to other funding options ...   (5,252,051)   (3,374,493)      (52,687)      (93,682)     (984,872)     (616,618)
Annuity units ............................           --            --            --            --            --            --
                                             ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units end of year           --     5,155,067       472,672       525,228     5,196,834     5,853,052
                                             ==========    ==========    ==========    ==========    ==========    ==========

                                                                                VIP Dynamic
                                                 VIP Contrafund(R)           Capital Appreciation               VIP Mid Cap
                                            Subaccount (Service Class 2)  Subaccount (Service Class 2)  Subaccount (Service Class 2)
                                             --------------------------    --------------------------    --------------------------
                                                 2006           2005           2006           2005           2006           2005
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ......................    20,250,210     15,103,720        442,327        475,514     12,355,812      9,819,424
Accumulation units purchased and
  transferred from other funding options .     3,587,449      6,798,669         97,043         30,439      2,305,199      3,899,022
Accumulation units redeemed and
  transferred to other funding options ...    (2,978,513)    (1,652,179)      (119,298)       (63,626)    (1,785,394)    (1,362,634)
Annuity units ............................            --             --             --             --             --             --
                                             -----------    -----------    -----------    -----------    -----------    -----------
Accumulation and annuity units end of year    20,859,146     20,250,210        420,072        442,327     12,875,617     12,355,812
                                             ===========    ===========    ===========    ===========    ===========    ===========

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                   2006       2005
                                                                 --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                              2006     2005    2004
                                                             ------   ------   ----


REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------


BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                   2006       2005       2004
                                                                 --------   --------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $   --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:



(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:



    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:



      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     AS OF JULY 1, 2005
                                                                     -------------------
                                                                        (IN MILLIONS)


TOTAL PURCHASE PRICE PAID BY METLIFE......................                 $12,084
  Purchase price attributed to other affiliates...........                   5,260
                                                                           -------
  Purchase price attributed to MetLife Connecticut........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS.........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale............      (2)
  Mortgage loans on real estate...........................      72
  Real estate and real estate joint ventures held-for-
     investment...........................................      39
  Other limited partnership interests.....................      48
  Other invested assets...................................     (36)
  Premiums and other receivables..........................   1,001
  Elimination of historical deferred policy acquisition
     costs................................................  (3,052)
  Value of business acquired..............................   3,490
  Value of distribution agreements and customer
     relationships acquired...............................      73
  Net deferred income tax asset...........................   1,751
  Elimination of historical goodwill......................    (196)
  Other assets............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits..................................  (3,766)
  Policyholder account balances...........................  (1,870)
  Other liabilities.......................................     191
                                                            ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED.................................................                   5,939
                                                                           -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT.....................................                 $   885
                                                                           =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


Institutional....................................................         $312
Individual.......................................................          163
Corporate & Other................................................          410
                                                                          ----
  TOTAL..........................................................         $885
                                                                          ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:


                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)


Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:


                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)


Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======






                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)


Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:


                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----


Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:


                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------


MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.


                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)



Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====






                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)


Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)


Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======






                                                              DECEMBER 31, 2005
                                    ---------------------------------------------------------------------
                                                                 EQUAL TO OR
                                         LESS THAN 12              GREATER
                                            MONTHS              THAN 12 MONTHS              TOTAL
                                    ----------------------  ----------------------  ---------------------
                                    ESTIMATED    GROSS      ESTIMATED    GROSS      ESTIMATED     GROSS
                                      FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR      UNREALIZED
                                     VALUE        LOSS        VALUE       LOSS        VALUE        LOSS
                                     ------      ------      ------      ------      ------     ---------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.........  $14,412      $413        $ 40         $ 2       $14,452        $415

Residential mortgage-backed
  securities......................    9,142       129          61           2         9,203         131
Foreign corporate securities......    4,409       142          23           1         4,432         143
U.S. Treasury/agency securities...    4,171        61          --          --         4,171          61
Commercial mortgage-backed
  securities......................    4,040        82           5          --         4,045          82
Asset-backed securities...........    1,890        16          11          --         1,901          16
State and political subdivision
  securities......................      550        25          --          --           550          25
Foreign government securities.....      155         3           2          --           157           3
                                    -------      ----        ----         ---       -------        ----
Total fixed maturity securities...  $38,769      $871        $142         $ 5       $38,911        $876

                                    =======      ====        ====         ===       =======        ====
Equity securities.................  $   214      $  8        $ --         $--       $   214        $  8
                                    =======      ====        ====         ===       =======        ====
Total number of securities in an
  unrealized loss position........    5,061                    47                     5,108
                                    =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                     DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                          GROSS
                                         COST OR       UNREALIZED        NUMBER OF
                                      AMORTIZED COST     LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $12,922     $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................      568      --       6      --       78       1
Nine months or greater but less
  than twelve months...............    2,134      14      52       4      323       1
Twelve months or greater...........   17,540      --     650      --    2,318      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $33,164     $23    $858     $ 8    4,256      17
                                     =======     ===    ====     ===    =====      ==






                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                         COST OR            GROSS
                                        AMORITIZED       UNREALIZED        NUMBER OF
                                           COST            LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $39,461     $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................      204      --       2      --       16      --
Nine months or greater but less
  than twelve months...............      116      --       3      --       35      --
Twelve months or greater...........      147      --       5      --       47      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $39,928     $81    $854     $30    5,058      50
                                     =======     ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----


SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)


Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)


Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                     DECEMBER 31, 2006                    DECEMBER 31, 2005
                              ---------------------------------    ---------------------------------
                                             CURRENT MARKET                       CURRENT MARKET
                                              OR FAIR VALUE                        OR FAIR VALUE
                               NOTIONAL   ---------------------    NOTIONAL    ---------------------
                                AMOUNT    ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                               --------   ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)


Interest rate swaps.........   $ 8,841     $  431        $ 70       $ 6,623    $  356        $ 52
Interest rate floors........     9,021         71          --         2,000        26          --
Interest rate caps..........     6,715          6          --         3,020        18          --
Financial futures...........       602          6           1           228         2           2
Foreign currency swaps......     2,723        580          66         3,110       429          76
Foreign currency forwards...       124          1          --           488        18           2
Options.....................        --         80           7            --       165           3
Financial forwards..........       900         --          15            --        --           2
Credit default swaps........     1,231          1           5           987         2           2
                               -------     ------        ----       -------    ------        ----
  Total.....................   $30,157     $1,176        $164       $16,456    $1,016        $139
                               =======     ======        ====       =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                        REMAINING LIFE
                                   -----------------------------------------------------------------------------------------
                                                         AFTER ONE YEAR       AFTER FIVE YEARS
                                   ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                                   ----------------    ------------------    -----------------    ---------------    -------
                                                                         (IN MILLIONS)


Interest rate swaps..............       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate floors.............           --                   551                8,470                  --          9,021
Interest rate caps...............           --                 6,715                   --                  --          6,715
Financial futures................          602                    --                   --                  --            602
Foreign currency swaps...........           67                 1,588                  996                  72          2,723
Foreign currency forwards........          124                    --                   --                  --            124
Financial forwards...............           --                    --                   --                 900            900
Credit default swaps.............           30                 1,186                   15                  --          1,231
                                        ------               -------              -------              ------        -------
  Total..........................       $1,803               $15,610              $11,180              $1,564        $30,157
                                        ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)


Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:


                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)


Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)


Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:


                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)


Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)


Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:


                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)


Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years




                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)



UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)


Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)


Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)


Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:


                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)


2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:


                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)


MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006.Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)


Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)


Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155




                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)


Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)


Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)


                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------


TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                                  2006      2005
                                                                -------   -------


CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------


CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------


CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------


2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------


2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------


2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------


2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------


2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

                               PORTFOLIO ARCHITECT
                           PORTFOLIO ARCHITECT SELECT
                                PREMIER ADVISERS

                       STATEMENT OF ADDITIONAL INFORMATION

                  METLIFE OF CT FUND ABD FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

MIC-BOOK-06-07-10-11                                              APRIL 30, 2007